UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23345

Name of Fund:  BlackRock Series Fund II, Inc.

BlackRock High Yield Portfolio

BlackRock U.S. Government Bond Portfolio

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Series Fund II, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2019

Date of reporting period: 12/31/2019

Item 1 – Report to Stockholders

DECEMBER 31, 2019

2019 Annual Report

BlackRock Series Fund, Inc.

•	BlackRock Advantage Large Cap Core Portfolio
•	BlackRock Balanced Capital Portfolio
•	BlackRock Capital Appreciation Portfolio
•	BlackRock Global Allocation Portfolio
•	BlackRock Government Money Market Portfolio

BlackRock Series Fund II, Inc.

•	BlackRock High Yield Portfolio
•	BlackRock U.S. Government Bond Portfolio

Not FDIC Insured - May Lose Value - No Bank Guarantee

The Markets in Review

Dear Shareholder,

U.S. equities and bonds finished the last year of the decade with impressive returns, putting an exclamation point on a decade of strong performance despite the fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. In many ways, it was fitting that the themes of 2019 — geopolitical uncertainty, fears of recession, and decisive monetary stimulus — put the capstone on a decade that was defined by grappling with these competing forces.

Equity and bond markets posted solid returns, particularly in the second half of the year, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that has characterized this economic cycle. U.S. large cap equities advanced the most, while equities at the high end of the risk spectrum — emerging markets and U.S. small cap — lagged while still posting solid returns.

Fixed-income securities played an important role in diversified portfolios by delivering strong returns amid economic uncertainty, as interest rates declined (and bond prices rose). Long-term bonds, particularly long-term Treasuries, generally posted the strongest returns, as inflation remained low. Investment-grade and high-yield corporate bonds also posted solid returns, as the credit fundamentals in corporate markets remained relatively solid.

As equity performance faltered in late 2018 and global economic growth slowed, the U.S. Federal Reserve (the “Fed”) shifted away from policies designed to decrease inflation in favor of renewed efforts to stimulate economic activity. The Fed left interest rates unchanged in January 2019, then reduced interest rates three times thereafter, starting in July 2019. Similarly, the Fed took measures to support liquidity in short-term lending markets. Following in the Fed’s footsteps, the European Central Bank announced aggressive economic stimulus measures, including lower interest rates and the return of its bond purchasing program. The Bank of Japan signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world despite the headwind of rising geopolitical and trade tensions. Hopes continued to remain high as the current economic expansion became the longest in U.S. history.

Looking ahead, we believe U.S. economic growth will stabilize and gradually improve in 2020. The primary drivers of recent market performance — trade and monetary policies — could take a back seat to a nascent expansion in manufacturing and a recent uptick in global growth. The headwinds of policy uncertainty in 2019 could become tailwinds in 2020 due to pro-cyclical policy shifts.

Overall, we favor increasing investment risk to benefit from the brighter outlook. In addition to having a positive view for equities overall, we favor emerging market equities over developed market equities. Increasing cyclical exposure through value-style investing and maintaining a meaningful emphasis on high-quality companies through quality factors also makes sense for diversified investors. In fixed income, government bonds continue to be important portfolio stabilizers, while emerging market bonds, particularly local currency bonds, offer relatively attractive income opportunities.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2019
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	10.92%	31.49%
U.S. small cap equities (Russell 2000® Index)	7.30	25.52
International equities (MSCI Europe, Australasia, Far East Index)	7.01	22.01
Emerging market equities (MSCI Emerging Markets Index)	7.09	18.42
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.03	2.28
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	1.36	8.91
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.45	8.72
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.21	7.26
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.98	14.32

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of December 31, 2019	BlackRock Advantage Large Cap Core Portfolio

Investment Objective

BlackRock Advantage Large Cap Core Portfolio’s (the “Fund”) investment objective is to seek long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2019, the Fund underperformed its benchmark, the Russell 1000® Index.

What factors influenced performance?

The Fund’s relative return was challenged during the latter half of the year, with underperformance driven primarily by the sentiment-based group of insights, which struggled significantly amid increased market volatility. A series of inflection points, largely motivated by shifts in global trade conversations and central bank policy, created a difficult environment for the portfolio’s trend-based insights. Cross-market sentiment insights also struggled throughout much of the period. Of note, identifying the sentiment of informed bond investors was the top individual detractor for the period. The signal’s more defensive properties went unrewarded through much of the year, and a steady decline in interest rates, most pronounced in the third quarter, created a challenging environment for the insight. Broadly speaking, the Fund’s sentiment-based insights were least effective in select cyclical sectors, specifically financials and communication services. Among the fundamental group of insights, signals seeking to identify relative value opportunities were very challenged early in the year as investors sought out speculative growth opportunities at the expense of company fundamentals. Macro thematic insights further detracted from relative returns throughout the period, caused by weakness across several industry timing insights. Of note, while the Fund targets a generally sector- and industry-neutral approach, maintaining a modest overweight in the biotechnology industry was a drag on relative performance, as the industry struggled early in the year and underperformed the broader market in 2019.

Despite detracting modestly in aggregate, insights evaluating company fundamentals provided some ballast to relative performance toward the end of the year. As the market mentality shifted toward the end of the third quarter, insights seeking to identify relative value opportunities were supportive of results. Also, among insights evaluating company fundamentals, quality signals were mixed throughout the year, contributing modestly in aggregate. Of note, alternative measures of company quality were particularly beneficial, including a signal evaluating companies on a series of longer-term sustainability measures and a signal conducting machine- learned text analysis of company news filings. Finally, sentiment insights were successful early in the year, with more trend-based sentiment insights strengthening relative performance during the first quarter and much of the second.

Describe recent portfolio activity.

Over the course of the period, the portfolio maintained a balanced allocation of risk across all major return drivers. However, a number of new stock selection insights were added to the portfolio. Among these is a machine-learned signal that pulls from several alternative data sources in seeking to more accurately gauge consumer transactions. In addition, an insight that evaluates trade volumes to determine broker concentration and identify overcrowded trades was introduced to the portfolio. Finally, the investment adviser improved upon an existing signal, expanding the data sources used to identify trends in company hiring as an indication of future company growth.

Describe portfolio positioning at period end.

Relative to the Russell 1000® Index, the Fund was positioned essentially neutrally from a sector perspective. The Fund had slight overweight positions in the financials and industrials sectors and slight underweight positions in the real estate and consumer discretionary sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2019 (continued)	BlackRock Advantage Large Cap Core Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. Under normal circumstances, the Fund seeks to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in large cap equity securities and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Large Cap Core Portfolio.

(b)

An index that measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 92% of the total market capitalization of the Russell 3000® Index.

Performance Summary for the Period Ended December 31, 2019

		Average Annual Total Returns (a)
	6-Month Total Returns (a)	1 Year	5 Years	10 Years
BlackRock Advantage Large Cap Core Portfolio	8.87%	29.09%	10.76%	12.41%
Russell 1000® Index	10.59	31.43	11.48	13.54

(a)

Cumulative and average annual total returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Large Cap Core Portfolio.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	5

Fund Summary as of December 31, 2019 (continued)	BlackRock Advantage Large Cap Core Portfolio

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (b)	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (b)	Annualized Expense Ratio
BlackRock Advantage Large Cap Core Portfolio	$1,000.00	$1,088.70	$2.63	$1,000.00	$1,022.68	$2.55	0.50%

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 24 for further information on how expenses were calculated.

Portfolio Information

SECTOR ALLOCATION
Sector	Percent of Net Assets
Information Technology	23%
Health Care	14
Financials	14
Communication Services	10
Industrials	10
Consumer Discretionary	9
Consumer Staples	7
Energy	4
Utilities	3
Real Estate	3
Materials	2
Short-Term Securities	5
Liabilities in Excess of Other Assets	(4)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

6	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2019	BlackRock Balanced Capital Portfolio

Investment Objective

BlackRock Balanced Capital Portfolio’s (the “Fund”) investment objective is to seek high total investment return.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2019, the Fund returned 22.06%, underperforming its blended benchmark (60% Russell 1000® Index/40% Bloomberg Barclays U.S. Aggregate Bond Index), which returned 22.16% for the period. The Russell 1000® Index returned 31.43%, while the Bloomberg Barclays U.S. Aggregate Bond Index returned 8.72%.

What factors influenced performance?

From an asset allocation perspective, an overweight position to the euro detracted from performance as the currency weakened throughout the year and lagged the U.S. dollar on the back of weaker manufacturing data and trade tensions.

Within the equity allocation, underperformance was primarily driven by the portfolio’s sentiment-based group of insights, which struggled significantly in the second half of the year amid increased market volatility. A series of inflection points, largely motivated by shifts in global trade conversations and central bank policy, created a difficult environment for the portfolio’s trend-based insights. Cross-market sentiment insights also struggled throughout much of the period. Of note, identifying the sentiment of informed bond investors was the top individual detractor for the period. Meanwhile, in the fixed income allocation, the portfolio’s overweight to agency mortgage-backed securities (“MBS”) and macro-oriented strategies detracted from performance for the period.

From an asset allocation perspective, the investment adviser’s positive view on U.S. equities was the main contributor to Fund performance. The rally was driven by market perceptions of a more dovish Fed and an abatement in concerns over a deceleration in global growth on the back of more positive consumer and growth data. Additionally, the Fund’s tactical overweight to U.S. duration (duration is a measure of interest rate sensitivity) in early 2019 boosted returns as bond prices rebounded from December 2018’s lows.

The portfolio’s quality signals within the Fund’s equity allocation had mixed results and contributed modestly in aggregate. Of note, alternative measures of company quality were particularly beneficial, including a signal evaluating companies on a series of longer-term sustainability measures and a signal conducting machine-learned text analysis of company news filings. In the fixed income allocation, overweight positions to investment grade corporate credit, municipal bonds, collateralized loan obligations and non-agency MBS contributed positively to performance.

Describe recent portfolio activity.

During the first half of the period, the Fund removed its overweight to Japanese equities and trimmed its overweight to U.S. equities and U.S. duration as global growth and inflation data continued to moderate and asset prices moved more in line with expectations. During the second half of the period, the Fund further trimmed its overweight to U.S. equities and moved from an overweight to an underweight position in U.S. duration given favorable moves in pricing and the expectation that market pricing of the Fed was overly dovish amid positive growth data and stable inflationary pressures.

In the equity allocation of the Fund, the portfolio maintained a balanced allocation of risk across all major return drivers. However, a number of new stock selection insights were added to the portfolio. Among these is a machine-learned signal that pulls from several alternative data sources to try to more accurately gauge consumer transactions. In addition, an insight that evaluates trade volumes to determine broker concentration and identify overcrowded trades was introduced to the portfolio. Finally, the portfolio improved upon an existing signal, expanding the data sources used to identify trends in company hiring as an indication of future company growth.

Within the fixed income allocation of the Fund, the portfolio modestly increased its overweight to duration while slightly rotating exposure out on the curve during the first half of the year. The portfolio also added tactically in emerging markets on the view that a dovish Fed would take upward pressure off the dollar and allow for easier local monetary policy. During the third quarter of 2019, the portfolio slightly increased its duration, maintaining a small overweight in duration versus the fixed-income benchmark. During the fourth quarter of 2019, the portfolio reduced its overweight to investment grade corporate credit in favor of adding to agency MBS and inflation-protected bonds given favorable moves in market pricing.

Describe portfolio positioning at period end.

The Fund ended the period with a preference for stocks over bonds given modest improvements in global growth and inflation data. Within equities, the Fund was overweight to the U.S. market on the view that the Fed’s policy shift supports the outlook for further gains. Within fixed income, the Fund ended the period with an underweight duration stance given the scope for yields to move higher from the current low levels.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

FUND SUMMARY	7

Fund Summary as of December 31, 2019 (continued)	BlackRock Balanced Capital Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. The Fund invests in U.S. and foreign equity securities and fixed-income securities of any maturity.

(b)	A customized weighted index comprised of the returns of the Russell 1000® Index (60%) and Bloomberg Barclays U.S. Aggregate Bond Index (40%).
(c)

An index that measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 92% of the total market capitalization of the Russell 3000® Index.

(d)

A widely recognized unmanaged market-weighted index comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

Performance Summary for the Period Ended December 31, 2019

		Average Annual Total Returns (a)
	6-Month Total Returns (a)	1 Year	5 Years	10 Years
BlackRock Balanced Capital Portfolio	6.37%	22.06%	8.26%	9.67%
60% Russell 1000® Index/40% Bloomberg Barclays U.S. Aggregate Bond Index	7.33	22.16	8.25	9.76
Russell 1000® Index	10.59	31.43	11.48	13.54
Bloomberg Barclays U.S. Aggregate Bond Index	2.45	8.72	3.05	3.75

(a)

Cumulative and average annual total returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

8	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2019 (continued)	BlackRock Balanced Capital Portfolio

Expense Example

	Actual				Hypothetical (a)
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (b)	Expenses Paid During the Period (c)	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (b)	Ending Account Value (12/31/19)	Expenses Paid During the Period (c)
BlackRock Balanced Capital Portfolio	$1,000.00	$1,063.70	$2.65	$2.55	$1,000.00	$1,022.63	$2.60	$1,022.74	$2.50

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	Expenses are equal to the annualized expense ratio (0.51%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
(c)	Expenses are equal to the annualized expense ratio (0.49%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 24 for further information on how expenses were calculated.

Portfolio Information

PORTFOLIO COMPOSITION
Asset Type	Percent of Total Investments	(a)
Common Stocks	56%
U.S. Government Sponsored Agency Securities	17
Corporate Bonds	11
U.S. Treasury Obligations	7
Asset-Backed Securities	3
Municipal Bonds	2
Non-Agency Mortgage-Backed Securities	2
Foreign Government Obligations	1
Investment Companies	1
Foreign Agency Obligations	—	(b)
Capital Trusts	—	(b)
Rights	—	(b)
Other Interests	—	(b)

(a)	Total Investments exclude short-term securities, options purchased, options written, borrowed bonds and TBA sale commitments.
(b)	Represents less than 1% of the Fund’s total investments.

FUND SUMMARY	9

Fund Summary as of December 31, 2019	BlackRock Capital Appreciation Portfolio

Investment Objective

BlackRock Capital Appreciation Portfolio’s (the “Fund”) investment objective is to seek long term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2019, the Fund underperformed its benchmark, the Russell 1000® Growth Index, and outperformed the broad market S&P 500® Index. The following discussion of relative performance pertains to the Russell 1000® Growth Index.

What factors influenced performance?

Stock selection within the information technology (“IT”) and communication services sectors along with an overweight to health care were the largest detractors from relative performance for the period. In IT, an underweight to the technology hardware, storage and peripherals subsector, specifically to Apple Inc., hurt performance. Within communication services, selection among interactive media & services companies weighed on the Fund’s return, most notably an out-of-benchmark position in Chinese gaming and social media conglomerate Tencent Holdings Ltd. In the health care sector, overweight positions in managed care companies Centene Corp. and UnitedHealth Group, Inc. detracted.

Positive contributions to relative performance were led by stock selection within industrials, real estate and consumer discretionary. In industrials, selection in the professional services industry with an overweight to CoStar Group, Inc. drove Fund performance. In real estate, selection in REITs added to relative performance, highlighted by an overweight position in SBA Communications Corp. In consumer discretionary, selection in the internet & direct marketing retail industry proved advantageous, most notably an out-of-benchmark position in Argentine e-commerce company Mercado Libre, Inc.

Describe recent portfolio activity.

Due to a combination of portfolio trading activity, market movement and sector reclassifications during the 12-month period, the Fund’s weighting in the IT sector increased, particularly within the IT services and the technology hardware, storage & peripherals industries. The Fund’s industrials exposure also increased, namely within professional services and aerospace & defense. Exposure to health care decreased, largely with respect to the health care providers & services segment. The Fund’s communication services exposure also decreased, namely holdings within the entertainment segment.

Describe portfolio positioning at period end.

As of period end, the Fund’s largest overweight relative to the Russell 1000® Growth Index was to the consumer discretionary sector, followed by materials. Consumer staples was the largest sector underweight, followed by IT.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2019 (continued)	BlackRock Capital Appreciation Portfolio

TOTAL RETURN BASED ON $10,000 INVESTMENT

(a)

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. The Fund invests primarily in a diversified portfolio consisting primarily of common stock of U.S. companies that the investment adviser believes have exhibited above-average growth rates in earnings over the long term.

(b)	This unmanaged index covers 500 leading companies and captures approximately 80% coverage of available market capitalization.
(c)

This unmanaged index measures the performance of the large cap growth segment of the U.S. equity universe and consists of those Russell 1000® securities with higher price-to-book ratios and higher forecasted growth values.

Performance Summary for the Period Ended December 31, 2019

		Average Annual Total Returns (a)
	6-Month Total Returns (a)	1 Year	5 Years	10 Years
BlackRock Capital Appreciation Portfolio	6.97%	32.79%	14.37%	13.66%
S&P 500® Index	10.92	31.49	11.70	13.56
Russell 1000® Growth Index	12.27	36.39	14.63	15.22

(a)

Cumulative and average annual total returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	11

Fund Summary as of December 31, 2019 (continued)	BlackRock Capital Appreciation Portfolio

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (b)	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (b)	Annualized Expense Ratio
BlackRock Capital Appreciation Portfolio	$1,000.00	$1,069.70	$2.45	$1,000.00	$1,022.84	$2.40	0.47%

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
See “Disclosure of Expenses” on page 24 for further information on how expenses were calculated.

Portfolio Information

SECTOR ALLOCATION
Sector	Percent of Net Assets
Information Technology	37%
Consumer Discretionary	17
Health Care	14
Communication Services	13
Industrials	8
Financials	4
Materials	3
Real Estate	2
Consumer Staples	1
Short-Term Securities	3
Liabilities in Excess of Other Assets	(2)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

12	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2019	BlackRock Global Allocation Portfolio

Investment Objective

BlackRock Global Allocation Portfolio’s (the “Fund”) investment objective is to seek high total investment return.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2019, the Fund underperformed both its Reference Benchmark and the broad-based all-equity benchmark, the FTSE World Index. The Reference Benchmark is comprised as follows: 36% S&P 500® Index; 24% FTSE World (ex U.S.) Index; 24% ICE BofAML Current 5-Year U.S. Treasury Index; and 16% FTSE Non-U.S. Dollar World Government Bond Index. The Fund invests in both equities and bonds, and therefore, Fund management believes that the Reference Benchmark provides a more accurate representation of the Fund’s composition and is a more comparable means for measurement. The following discussion of relative performance pertains to the Reference Benchmark. The following commentary (and referenced allocation percentages) are based on the economic exposures of the Fund, which reflect adjustments for futures, options and swaps, (except with respect to fixed income securities), and convertible bonds, and may vary relative to the market value.

What factors influenced performance?

Within equities, an underweight to and security selection within information technology (“IT”) weighed on the Fund’s return, as did security selection within and an overweight to industrials. Stock selection within consumer discretionary and health care also detracted. From a regional perspective, an overweight to Japan weighed on Fund performance. Within fixed income, exposure to select emerging market sovereign bonds negatively impacted the Fund. Exposure to cash and cash equivalents and exposure to gold-related securities also constrained performance.

Within equities, security selection within the communication services and materials sectors, as well as security selection within and underweights to financials and consumer staples, contributed to Fund performance. Stock selection within energy was also additive, although this was largely offset by an overweight to the sector. Portfolio positioning within fixed income, specifically management of duration (and corresponding interest rate sensitivity), positively impacted performance. An underweight to Japanese government bonds was also additive. Exposure to U.S. corporate credit, notably investment grade, also contributed to performance.

Describe recent portfolio activity.

During the period, the Fund’s overall equity allocation increased from 58% to 67% of net assets. Within equities, the Fund increased exposure to the United States and Europe, notably Germany, Italy and France, and decreased exposure to Japan. From a sector perspective, the Fund increased exposure to IT, industrials, consumer discretionary and financials, and decreased exposure to energy, communication services and consumer staples. The Fund’s allocation to fixed income decreased from 33% to 27% of net assets. Within fixed income, the Fund decreased exposure to government bonds and corporate credit. From a duration perspective, the Fund increased total portfolio duration from 1.2 years to 1.7 years. The Fund’s allocation to commodity-related securities remained unchanged at 2% of net assets.

Reflecting the changes in the Fund’s overall allocations to the equity, fixed income and commodity-related asset classes during the period, the Fund’s cash equivalents decreased from 7% to 4% of net assets. During the 12-month period, cash helped mitigate portfolio volatility and served as a source of funds for new investments and redemptions.

Describe portfolio positioning at period end.

Relative to its Reference Benchmark, the Fund was overweight in equities and underweight in fixed income, with modest exposure to commodity-related securities and cash and cash equivalents. Within equities, the Fund was overweight in the United States and Asia, primarily China, and underweight in Europe, specifically the United Kingdom and Switzerland. From a sector perspective, the Fund was overweight in health care, communication services and consumer discretionary, and underweight in consumer staples, financials and real estate. Within fixed income, the Fund was underweight in developed market government bonds and overweight in corporate bonds. With respect to currency exposure, the Fund was overweight in the Hong Kong dollar and Indian rupee, and underweight in the U.S. dollar and British pound sterling.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

FUND SUMMARY	13

Fund Summary as of December 31, 2019 (continued)	BlackRock Global Allocation Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.
(b)

The Fund invests in a portfolio of U.S. and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time with respect to types of securities and markets in response to changing markets and economic trends.

(c)	A market cap weighted index representing the performance of the large and mid-cap stocks from the developed and advanced emerging countries within the FTSE Global Equity Index Series.
(d)

An unmanaged weighted index comprised as follows: 36% S&P 500® Index; 24% FTSE World (ex U.S.) Index; 24% ICE BofAML Current 5-Year U.S. Treasury Index; and 16% FTSE Non-U.S. Dollar World Government Bond Index.

Performance Summary for the Period Ended December 31, 2019

		Average Annual Total Returns (a)
	6-Month Total Returns (a)	1 Year	5 Years	10 Years
BlackRock Global Allocation Portfolio	6.50%	18.05%	5.28%	6.00%
FTSE World Index	9.52	27.74	9.16	9.58
Reference Benchmark	5.98	18.79	6.63	7.31
U.S. Stocks: S&P 500 Index(b)	10.92	31.49	11.70	13.56
Non U.S. Stocks: FTSE World (ex-U.S.) Index(c)	7.60	22.63	6.09	5.61
U.S. Bonds: ICE BofAML Current 5-Year U.S. Treasury Index(d)	1.12	5.91	2.00	2.83
Non U.S. Bonds: FTSE Non U.S. Dollar World Government Bond Index(e)	(0.18)	5.32	1.87	1.36

(a)

Cumulative and average annual total returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

(b)	An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.
(c)

A market cap weighted index representing the performance of the large and mid-cap stocks from the developed and advanced emerging countries excluding the U.S. within the FTSE Global Equity Index Series.

(d)	An unmanaged index designed to track the total return of the current coupon five-year U.S. Treasury bond.
(e)	An unmanaged market capitalization-weighted index that tracks 22 government bond indexes, excluding the United States.
Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

14	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2019 (continued)	BlackRock Global Allocation Portfolio

Expense Example

	Actual				Hypothetical (a)
			Including dividend expense	Excluding dividend expense		Including dividend expense		Excluding dividend expense
	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (b)	Expenses Paid During the Period (c)	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (b)	Ending Account Value (12/31/19)	Expenses Paid During the Period (c)
BlackRock Global Allocation Portfolio	$1,000.00	$1,065.00	$2.97	$2.97	$1,000.00	$1,022.33	$2.91	$1,022.33	$2.91

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	Expenses are equal to the annualized expense ratio (0.57%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
(c)	Expenses are equal to the annualized expense ratio (0.57%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
See “Disclosure of Expenses” on page 24 for further information on how expenses were calculated.

Overall Asset Exposure

	Percent of Fund’s Net Assets (a)		Reference Benchmark (b) Percentages
	12/31/2019	12/31/2018
U.S. Equities	43%	31%	35%
European Equities	12	9	12
Asia Pacific Equities	11	15	10
Other Equities	1	3	3

Total Equities	67	58	60

U.S. Dollar Denominated Fixed Income Securities	19	31	24
U.S. Issuers	18	29	—
Non-U.S. Issuers	1	2	—
Non-U.S. Dollar Denominated Fixed Income Securities	8	2	16

Total Fixed Income Securities	27	33	40

Commodity-Related	2	2	—

Cash & Short-Term Securities	4	7	—

(a)	Exposure based on market value and adjusted for the economic value of futures, swaps, and options (except with respect to fixed income securities), and convertible bonds.
(b)

The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% S&P 500 Index®; 24% FTSE World (ex U.S.) Index; 24% ICE BofAML Current 5-Year U.S. Treasury Index; and 16% FTSE Non-U.S. Dollar World Government Bond Index. Descriptions of these indexes are found on page 13 of this report to shareholders in the “Performance Summary” section.

FUND SUMMARY	15

Money Market Overview For the 12-Month Period Ended December 31, 2019	BlackRock Government Money Market Portfolio

2019 is officially in the books-as the year progressed, investors witnessed a pivot from the Fed hiking rates in 2018 to delivering 0.25% cuts in July, September and October to the Federal Funds target rate, which ended the year in a range of 1.50% — 1.75%. Prompting these cuts, in our view, were concerns about slowing global growth amid uncertainties associated with geopolitical events, including U.S.-China trade tensions, and muted inflation. We believe such concerns were also reflected in the slope of the U.S. Treasury yield curve between three months and 10 years, which was periodically inverted during 2019. However, even as the U.S. economy began to exhibit signs of softness, a strong labor market and rising consumer spending helped keep the economic expansion intact, with the support of the Fed’s more accommodative policy. The future path for the Federal Funds rate looks to be stable for the foreseeable future as the Fed has acknowledged, in our opinion, a relatively high bar for further policy action.

Another notable event this year was the bout of temporary excessive volatility in the repurchase agreement (“repo”) market in mid-September, which was due in part to a prior contraction in excess reserves in the banking system and outsized deposit flow activity related to corporate tax payments and the settlement of Treasury obligations. This situation prompted the Fed to inject a substantial amount of liquidity into the financial system during the balance of the year. Specifically, the Fed conducted regular overnight and term repo operations (known as temporary open market operations), and also began purchasing Treasury bills beginning at a rate of $60 billion per month in order to support the flow of funds and help maintain control over short-term interest rates. The dislocations in the repo market highlighted, in our opinion, the need for the Fed to determine the appropriate level of excess reserves in the post financial crisis regulatory environment.

In July, the U.S. debt ceiling was again suspended, and net new Treasury bill issuance exceeded $250 billion in 2019. That said, the expanded footprint by the Fed in the Treasury bill market, in our view, contributed to a reduction in investable supply available to the public and, in part, caused a contraction in the relative value of such instruments during the latter part of the year.

Another important development in 2019 included the government-sponsored agencies, having been guided by regulatory agencies, issuing floating rate notes indexed to the Secured Overnight Financing Rate (“SOFR”), a broad measure of the cost of borrowing cash overnight collateralized by Treasury securities, and the reference rate generally expected to replace the London Interbank Offered Rate (“LIBOR”). In addition to the agency notes referenced to SOFR, some large financial institutions also issued certificates of deposit and commercial paper linked to this index, and demand for such obligations was generally strong. Sticking on the topic of demand, asset flows into money market mutual funds and short duration bond funds were strong while primary market investment grade issuance was reportedly down rather markedly. This technical backdrop supported spreads in credit instruments during the year, and we believe this dynamic should continue to play out in 2020. Similar to 2018, we witnessed seasonal spread widening of the three-month LIBOR overnight-indexed swap spread, a general proxy for bank funding stress. In our opinion, issuers appeared willing to pay up in terms of additional yield spread to secure their funding needs over stress periods such as corporate tax payment days and balance sheet reporting dates, including most importantly year end, as investors paid close attention to the funding markets for clues to monetary system pressures.

With the market pricing in little action for further interest rate cuts, the Fed providing liquidity to the market during stress periods, assets continuing to flow into money market funds, and tentative optimism over the near-term outlook for global trade, we consider 2019 historic in many ways.

Looking ahead, as of the end of December, futures contracts were priced for less than one rate cut during 2020, with recent Fed comments reinforcing that policy is in a good place. We believe this market pricing to be slightly overdone, and we do not expect a further cut to the federal funds rate at this time–barring any adverse economic events.

In our opinion, we expect publicly available investable Treasury bill supply will remain negative into the first few months of 2020 as the Fed is expected to remain an active buyer of Treasury bills and potentially Treasury coupons in 2020. We also expect that investment grade corporate bond issuance will be flat to down for the year ahead as issuers may have already taken advantage of a flat-to-inverted yield curve in 2019. Finally, we look for the three-month LIBOR overnight-indexed swap spread to return to the historical average range of around 0.19% — 0.25% as credit instruments, in our view, appear more attractive relative to short-dated Treasuries. Furthermore, we expect LIBOR to reset lower over the turn of the new year.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

16	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2019	BlackRock Government Money Market Portfolio

Investment Objective

BlackRock Government Money Market Portfolio’s (the “Fund”) investment objective is to seek to preserve capital, to maintain liquidity and achieve the highest possible current income consistent with the foregoing.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
U.S. Government Sponsored Agency Obligations	49%
Repurchase Agreements	31
U.S. Treasury Obligations	17
Other Assets Less Liabilities	3

CURRENT SEVEN-DAY YIELDS

	7-Day SEC Yield	7-Day Yield
BlackRock Government Money Market Portfolio	1.21%	1.21%

The 7-Day SEC Yield may differ from the 7-Day Yield shown above due to the fact that the 7-Day SEC Yield excludes distributed capital gains.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (b)	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (b)	Annualized Expense Ratio
BlackRock Government Money Market Portfolio	$1,000.00	$1,007.90	$2.48	$1,000.00	$1,022.74	$2.50	0.49%

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
See “Disclosure of Expenses” on page 24 for further information on how expenses were calculated.

FUND SUMMARY	17

Fund Summary as of December 31, 2019	BlackRock High Yield Portfolio

Investment Objective

BlackRock High Yield Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2019, the Fund outperformed the benchmark, the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index.

What factors influenced performance?

High yield bonds performed very well in 2019, as steady economic growth and supportive Fed policy boosted investors’ willingness to search for income in the higher-risk segments of the bond market.

Security selection, particularly in the technology, independent energy, and pharmaceutical industries, was a key contributor to the Fund’s relative performance. Credits rated B were the largest contributors by rating, followed by strong security selection within the CCC rated segment.

The Fund’s underweight positions in the retail, consumer products, and home construction industries were the largest detractors at the sector level. An underweight in BB rated securities also detracted, as this high-quality market segment outperformed in 2019. From an asset allocation perspective, an out-of-benchmark position in floating rate loan interests (“bank loans”)—which underperformed high yield bonds—detracted from relative performance.

The Fund may invest in credit default swaps (“CDS”), index credit default swaps (“CDX”) and currency forward contracts. The Fund intermittently employs currency forwards to manage the currency risk of non-dollar denominated bonds, and it uses CDS and CDX to manage risk, express credit views and put capital to work in moving markets. On occasion, the Fund may use equity index futures to manage the risk of financial-market volatility. In combination, these positions had a positive impact on performance for the Fund’s annual period.

Describe recent portfolio activity.

While the Fund’s key investment themes remained broadly consistent, the investment adviser sought to adjust sector- and issuer-level positioning to take advantage of market opportunities. Overall, the Fund continued to favor a measured approach to risk taking.

The Fund maintained an allocation to bank loans, although the investment adviser reduced this position to capitalize on more compelling relative value opportunities in high yield. At the sector level, the Fund decreased its allocation to energy issues during the year.

Describe portfolio positioning at period end.

The Fund was overweight in B rated issues, while underweight in BBs and overweight in select CCCs. The investment adviser’s criteria for owning CCC bonds included the potential for near-term rating upgrade and a specific catalyst for price appreciation.

In addition to holding a core position in high yield bonds and a tactical allocation to loans, the Fund maintained a smaller weighting in common stocks. The Fund’s leading sector overweights were in technology, aerospace & defense, and banking, while midstream energy and consumer cyclicals (primarily retail and home construction) were the largest underweights.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

18	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2019 (continued)	BlackRock High Yield Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. The Fund invests primarily in non-investment grade bonds with maturities of ten years or less. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock High Yield Portfolio (the “Predecessor Fund”), a series of BlackRock Series Fund, Inc., through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization. The Fund’s total returns prior to October 1, 2011 are the returns of the Predecessor Fund when it followed a different investment objective and different investment strategies under the name “BlackRock High Income Portfolio”.

(b)

This unmanaged index is comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

Performance Summary for the Period Ended December 31, 2019

				Average Annual Total Returns (a)
	Standardized 30-Day Yield (b)	Unsubsidized 30-Day Yield (b)	6-Month Total Returns (a)	1 Year	5 Years	10 Years
BlackRock High Yield Portfolio	4.89%	4.46%	4.59%	15.04%	5.77%	7.43%
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index	—	—	3.98	14.32	6.14	7.55

(a)

Cumulative and average annual total returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend/ payable date. Insurance-related fees and expenses are not reflected in these returns. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock High Yield Portfolio (the “Predecessor Fund”), a series of BlackRock Series Fund, Inc., through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization. The Fund’s total returns prior to October 1, 2011 are the returns of the Predecessor Fund when it followed a different investment objective and different investment strategies under the name “BlackRock High Income Portfolio”.

(b)	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.
Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	19

Fund Summary as of December 31, 2019 (continued)	BlackRock High Yield Portfolio

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (b)	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (b)	Annualized Expense Ratio
BlackRock High Yield Portfolio	$1,000.00	$1,045.90	$2.58	$1,000.00	$1,022.68	$2.55	0.50%

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
See “Disclosure of Expenses” on page 24 for further information on how expenses were calculated.

Portfolio Information

CREDIT QUALITY ALLOCATION

Credit Rating (a)	Percent of Total Investments	(b)
BBB/Baa	7%
BB/Ba	41
B	41
CCC/Caa	10
NR	1

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/ Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Total Investments exclude short-term securities, options purchased and options written.

20	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2019	BlackRock U.S. Government Bond Portfolio

Investment Objective

BlackRock U.S. Government Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2019, the Fund outperformed its benchmark, the Bloomberg Barclays U.S. Government/Mortgage Index.

What factors influenced performance?

Positive contributors to performance relative to the benchmark included the Fund’s stance with respect to U.S. interest rates. Specifically, an above-benchmark stance with respect to duration (and corresponding interest rate sensitivity) aided the Fund’s return as Treasury yields declined. Within securitized sectors, an allocation to commercial mortgage-backed securities (“CMBS”) contributed positively to performance, as the segment continued to benefit from favorable fundamentals. In addition, the Fund’s exposure to inflation-protected securities and security selection with 30-year agency mortgage-backed securities (“MBS”) proved beneficial.

Detractors from the Fund’s performance relative to the benchmark included the use of swap and swaption strategies to gain tactical interest rate exposures. Positioning with respect to global interest rates and currencies also weighed on the Fund’s return.

Describe recent portfolio activity.

During the reporting period, the Fund’s underweight position to agency MBS was shifted to an overweight as valuations became attractive and the investment adviser’s fundamental outlook remained positive. The Fund maintained an overweight allocation to CMBS overall while trimming exposure to agency CMBS. The Fund shifted from an underweight stance with respect to duration to a duration overweight relative to the benchmark.

The Fund had a modestly elevated cash position at period end due to the investment adviser increasing a preference for using forward contracts to gain MBS exposure as opposed to holding cash bonds. The Fund’s cash position did not have a material impact on performance over the 12 months.

Describe portfolio positioning at period end.

The Fund was overweight in agency MBS relative to the benchmark, with exposures continuing to favor higher coupons relative to lower coupons, given valuations that appeared attractive relative to the underlying fundamentals. The Fund continued to hold a core allocation to CMBS and agency collateralized mortgage obligations for carry (incremental income). The Fund was slightly overweight in duration at the headline level, favoring the front end of the yield curve. The Fund had meaningful exposure to U.S. inflation on the view that the market is underpricing a potential pickup in realized inflation data. Outside the United States, the Fund was marginally positioned on the long end of the yield curve in German, Italian and Canadian interest rates, and positioned short to U.K. rates. Additionally, the Fund had an allocation to local currency emerging market sovereign debt in Asia, Latin America and Central Europe.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments	(a)
U.S. Government Sponsored Agency Securities	51%
U.S. Treasury Obligations	42
Non-Agency Mortgage-Backed Securities	5
Asset-Backed Securities	2
Foreign Government Obligations	— (b)

(a)	Total Investments exclude short-term securities, options purchased, options written and TBA sale commitments.
(b)	Represents less than 1% of the Fund’s total investments.

FUND SUMMARY	21

Fund Summary as of December 31, 2019 (continued)	BlackRock U.S. Government Bond Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. The Fund, under normal circumstances, will invest at least 80% of its assets in bonds that are issued or guaranteed by the U.S. Government and its agencies. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock U.S. Government Bond Portfolio (the “Predecessor Fund”), a series of BlackRock Series Fund, Inc., through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization. The Predecessor Fund’s total returns prior to October 1, 2011 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Government Income Portfolio.”

(b)	This index measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac.
(c)	This unmanaged index includes the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac that meet certain maturity and liquidity criteria.

Performance Summary for the Period Ended December 31, 2019

				Average Annual Total Returns (a)
	Standardized 30-Day Yield (b)	Unsubsidized 30-Day Yield (b)	6-Month Total Returns (a)	1 Year	5 Years	10 Years
BlackRock U.S. Government Bond Portfolio	2.26%	1.70%	1.74%	6.78%	2.25%	3.15%
Bloomberg Barclays U.S. Government/Mortgage Index	—	—	1.79	6.63	2.45	3.07
Bloomberg Barclays U.S. Mortgage-Backed Securities Index	—	—	2.09	6.35	2.58	3.15

(a)

Cumulative and average annual total returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend/ payable date. Insurance-related fees and expenses are not reflected in these returns. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock U.S. Government Bond Portfolio (the “Predecessor Fund”), a series of BlackRock Series Fund, Inc., through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization. The Predecessor Fund’s total returns prior to October 1, 2011 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Government Income Portfolio.”

(b)	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.
Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

22	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2019 (continued)	BlackRock U.S. Government Bond Portfolio

Expense Example

	Actual				Hypothetical (a)
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (b)	Expenses Paid During the Period (c)	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (b)	Ending Account Value (12/31/19)	Expenses Paid During the Period (c)
BlackRock U.S. Government Bond Portfolio	$1,000.00	$1,017.40	$4.73	$2.54	$1,000.00	$1,020.52	$4.74	$1,022.68	$2.55

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	Expenses are equal to the annualized expense ratio (0.93%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
(c)	Expenses are equal to the annualized expense ratio (0.50%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 24 for further information on how expenses were calculated.

FUND SUMMARY	23

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance returns and net asset value (“NAV”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

The Funds may utilize leverage by entering into reverse repurchase agreements.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Funds’ shareholders, and the value of these portfolio holdings is reflected in the Funds’ per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by each Fund’s shareholders and may reduce income.

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on July 1, 2019 and held through December 31, 2019) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

24	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2019	BlackRock Advantage Large Cap Core Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 99.2%

Aerospace & Defense — 2.9%
Boeing Co. (The)	288	$93,819
Curtiss-Wright Corp.	407	57,342
HEICO Corp.(a)	1,013	115,634
HEICO Corp., Class A	446	39,931
Hexcel Corp.(a)	2,194	160,842
Lockheed Martin Corp.	6,816	2,654,014
Northrop Grumman Corp.	1,629	560,327
Raytheon Co.	3,580	786,669
Teledyne Technologies, Inc.(b)	2,803	971,352

		5,439,930

Air Freight & Logistics — 0.1%
Expeditors International of Washington, Inc.	1,731	135,053
United Parcel Service, Inc., Class B	236	27,626

		162,679

Airlines — 0.5%
Alaska Air Group, Inc.	4,284	290,241
Delta Air Lines, Inc.	1,286	75,205
United Airlines Holdings, Inc.(b)	6,007	529,157

		894,603

Auto Components — 0.1%
Dana, Inc.	5,659	102,994
Goodyear Tire & Rubber Co. (The)	11,562	179,847

		282,841

Automobiles — 0.6%
Ford Motor Co.	38,701	359,919
General Motors Co.	11,028	403,625
Harley-Davidson, Inc.(a)	789	29,343
Tesla, Inc.(a)(b)	689	288,229

		1,081,116

Banks — 3.7%
Bank of America Corp.(a)	43,660	1,537,705
Bank OZK	2,855	87,092
CIT Group, Inc.	12,253	559,104
Citizens Financial Group, Inc.	7,645	310,464
Cullen/Frost Bankers, Inc.(a)	3,179	310,843
East West Bancorp, Inc.	6,429	313,092
First Horizon National Corp.	4,343	71,920
JPMorgan Chase & Co.	15,980	2,227,612
PacWest Bancorp	1,180	45,159
PNC Financial Services Group, Inc. (The)	476	75,984
Truist Financial Corp.	2,737	154,148
US Bancorp	3,621	214,689
Wells Fargo & Co.	19,693	1,059,483
Zions Bancorp NA	521	27,050

		6,994,345

Beverages — 1.2%
Coca-Cola Co. (The)	3,559	196,991
Coca-Cola European Partners plc	3,420	174,010
Molson Coors Brewing Co., Class B(a)	2,178	117,394
Monster Beverage Corp.(b)	6,870	436,588
PepsiCo, Inc.	9,911	1,354,536

		2,279,519

Biotechnology — 3.8%
AbbVie, Inc.	13,610	1,205,029
Alexion Pharmaceuticals, Inc.(b)	1,367	147,841
Amgen, Inc.	3,534	851,941
Biogen, Inc.(b)	1,493	443,018
Gilead Sciences, Inc.	39,604	2,573,468
Incyte Corp.(b)	1,685	147,134

Security	Shares	Value

Biotechnology (continued)
Ionis Pharmaceuticals, Inc.(b)	323	$19,513
Regeneron Pharmaceuticals, Inc.(a)(b)	1,936	726,929
United Therapeutics Corp.(b)	2,553	224,868
Vertex Pharmaceuticals, Inc.(b)	3,969	869,013

		7,208,754

Building Products — 0.9%
Allegion plc	13,272	1,652,895
Resideo Technologies, Inc.(b)	5,229	62,382

		1,715,277

Capital Markets — 4.0%
Affiliated Managers Group, Inc.(a)	2,380	201,681
Bank of New York Mellon Corp. (The)	5,053	254,317
Charles Schwab Corp. (The)	14,098	670,501
CME Group, Inc.	3,229	648,125
Evercore, Inc., Class A	1,847	138,082
FactSet Research Systems, Inc.	2,858	766,801
Intercontinental Exchange, Inc.	12,436	1,150,952
Moody’s Corp.	2,145	509,244
Morgan Stanley	25,892	1,323,599
Nasdaq, Inc.	210	22,491
S&P Global, Inc.(a)	5,634	1,538,364
SEI Investments Co.	604	39,550
Stifel Financial Corp.	349	21,167
TD Ameritrade Holding Corp.	5,865	291,491

		7,576,365

Chemicals — 1.4%
Air Products & Chemicals, Inc.	2,234	524,968
CF Industries Holdings, Inc.	3,558	169,859
Ecolab, Inc.	4,132	797,435
LyondellBasell Industries NV, Class A	2,977	281,267
Mosaic Co. (The)	11,715	253,512
Scotts Miracle-Gro Co. (The)	348	36,950
Sherwin-Williams Co. (The)	1,063	620,303

		2,684,294

Commercial Services & Supplies — 0.2%
ADT, Inc.	3,393	26,907
Cintas Corp.	716	192,661
Copart, Inc.(b)	1,000	90,940

		310,508

Communications Equipment — 0.6%
Ciena Corp.(b)	5,737	244,912
Cisco Systems, Inc.	20,461	981,310

		1,226,222

Construction & Engineering — 0.3%
AECOM(b)	855	36,876
EMCOR Group, Inc.	529	45,653
Fluor Corp.	8,830	166,710
MasTec, Inc.(b)	5,924	380,084

		629,323

Consumer Finance — 1.1%
Ally Financial, Inc.	15,908	486,148
American Express Co.	7,517	935,791
Capital One Financial Corp.	7,093	729,941

		2,151,880

Containers & Packaging — 0.2%
Westrock Co.	7,842	336,500

Distributors — 0.0%
Pool Corp.	345	73,271

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (continued) December 31, 2019	BlackRock Advantage Large Cap Core Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Diversified Consumer Services — 0.2%
H&R Block, Inc.	14,398	$338,065

Diversified Financial Services — 1.7%
AXA Equitable Holdings, Inc.	3,124	77,413
Berkshire Hathaway, Inc., Class B(b)	14,081	3,189,346

		3,266,759

Diversified Telecommunication Services — 1.9%
AT&T, Inc.(a)	33,866	1,323,483
CenturyLink, Inc.	14,838	196,010
Verizon Communications, Inc.	33,129	2,034,121

		3,553,614

Electric Utilities — 1.2%
Alliant Energy Corp.	2,901	158,743
IDACORP, Inc.	1,578	168,530
Pinnacle West Capital Corp.	3,030	272,488
Xcel Energy,Inc.	26,048	1,653,788

		2,253,549

Electrical Equipment — 0.9%
AMETEK, Inc.	10,448	1,042,083
Hubbell, Inc.(a)	4,435	655,582

		1,697,665

Electronic Equipment, Instruments & Components — 0.9%
Avnet, Inc.	2,753	116,837
CDW Corp.	7,171	1,024,306
National Instruments Corp.(a)	13,576	574,808

		1,715,951

Energy Equipment & Services — 0.2%
Patterson-UTI Energy,Inc.	9,016	94,668
TechnipFMC plc	1,693	36,298
Transocean Ltd.(b)	42,016	289,070

		420,036

Entertainment — 1.4%
Activision Blizzard, Inc.	585	34,761
Cinemark Holdings, Inc.	6,891	233,260
Electronic Arts, Inc.(b)	2,270	244,048
Live Nation Entertainment, Inc.(b)	5,244	374,789
Netflix, Inc.(a)(b)	590	190,906
Spotify Technology SA(b)	1,230	183,946
Take-Two Interactive Software, Inc.(b)	3,268	400,101
Walt Disney Co. (The)	4,751	687,137
Zynga, Inc., Class A(b)	47,721	292,053

		2,641,001

Equity Real Estate Investment Trusts (REITs) — 2.9%
Boston Properties, Inc.	2,666	367,535
Brandywine Realty Trust	1,306	20,569
Equity Residential	2,911	235,558
Essex Property Trust, Inc.	68	20,458
Host Hotels & Resorts, Inc.(a)	6,685	124,007
Invitation Homes, Inc.	17,870	535,564
Lamar Advertising Co., Class A	8,772	782,989
National Retail Properties, Inc.	2,102	112,709
Outfront Media, Inc.	1,495	40,096
Park Hotels & Resorts, Inc.(a)	34,810	900,535
Prologis, Inc.	4,078	363,513
Regency Centers Corp.	509	32,113
RLJ Lodging Trust	28,537	505,676
Simon Property Group, Inc.	9,487	1,413,183
UDR, Inc.	1,398	65,287

		5,519,792

Security	Shares	Value

Food & Staples Retailing — 1.7%
Costco Wholesale Corp.	8,048	$2,365,468
Performance Food Group Co.(b)	10,255	527,928
Walmart, Inc.	3,175	377,317

		3,270,713

Food Products — 0.9%
Hershey Co. (The)	10,343	1,520,214
Hormel Foods Corp.(a)	2,888	130,278

		1,650,492

Gas Utilities — 0.2%
Atmos Energy Corp.	393	43,961
Southwest Gas Holdings, Inc.	4,082	310,110

		354,071

Health Care Equipment & Supplies — 2.6%
Danaher Corp.	763	117,105
DexCom, Inc.(b)	1,460	319,360
Edwards Lifesciences Corp.(b)	3,998	932,694
Hologic, Inc.(b)	8,081	421,909
IDEXX Laboratories, Inc.(b)	1,783	465,595
Medtronic plc	4,340	492,373
Stryker Corp.	9,898	2,077,986

		4,827,022

Health Care Providers & Services — 2.5%
AmerisourceBergen Corp.	5,008	425,780
Anthem, Inc.	4,862	1,468,470
Cigna Corp.	1,271	259,907
CVS Health Corp.	15,269	1,134,334
Humana, Inc.	619	226,876
McKesson Corp.	608	84,099
UnitedHealth Group, Inc.	3,436	1,010,115
WellCare Health Plans, Inc.(b)	320	105,667

		4,715,248

Health Care Technology — 0.3%
Veeva Systems, Inc., Class A(b)	3,363	473,040

Hotels, Restaurants & Leisure — 2.3%
Boyd Gaming Corp.	5,727	171,466
Carnival Corp.	3,362	170,890
Chipotle Mexican Grill, Inc.(b)	88	73,666
Choice Hotels International, Inc.(a)	8,764	906,461
Darden Restaurants, Inc.	9,642	1,051,074
Dunkin’ Brands Group, Inc.	579	43,738
Extended Stay America, Inc.	30,970	460,214
International Game Technology plc(a)	3,217	48,158
McDonald’s Corp.	4,593	907,623
Penn National Gaming, Inc.(b)	6,996	178,818
Texas Roadhouse, Inc.	4,443	250,230

		4,262,338

Household Durables — 0.3%
DR Horton, Inc.	8,808	464,622
Helen of Troy Ltd.(b)	229	41,172

		505,794

Household Products — 1.5%
Church & Dwight Co., Inc.	12,567	883,963
Procter & Gamble Co. (The)	15,118	1,888,238

		2,772,201

Industrial Conglomerates — 0.8%
Carlisle Cos., Inc.	536	86,746
Honeywell International, Inc.	4,381	775,437

26	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Advantage Large Cap Core Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Industrial Conglomerates (continued)
Roper Technologies, Inc.	1,764	$624,862

		1,487,045

Insurance — 3.2%
Aflac, Inc.	1,158	61,258
Allstate Corp. (The)	9,518	1,070,299
Arthur J Gallagher & Co.	5,844	556,524
Brown & Brown, Inc.	2,914	115,045
Cincinnati Financial Corp.	3,783	397,782
First American Financial Corp.	12,933	754,253
Globe Life, Inc.	4,952	521,198
Lincoln National Corp.	3,427	202,227
Marsh & McLennan Cos., Inc.	2,458	273,846
MetLife, Inc.	4,567	232,780
Progressive Corp. (The)	3,088	223,540
Prudential Financial, Inc.	7,886	739,234
Travelers Cos., Inc. (The)	2,145	293,758
Unum Group	6,936	202,254
Willis Towers Watson plc	818	165,187
WR Berkley Corp.	2,173	150,154

		5,959,339

Interactive Media & Services — 4.7%(b)
Alphabet, Inc., Class A	1,733	2,321,163
Alphabet, Inc., Class C	1,912	2,556,382
Facebook, Inc., Class A	15,876	3,258,549
Pinterest, Inc., Class A	7,830	145,951
TripAdvisor, Inc.	6,003	182,371
Twitter,Inc.	6,081	194,896
Yelp, Inc.	3,720	129,568

		8,788,880

Internet & Direct Marketing Retail — 3.0%(b)
Amazon.com, Inc.	3,084	5,698,739
Qurate Retail, Inc.	2,719	22,921

		5,721,660

IT Services — 5.3%
Accenture plc, Class A	93	19,583
Amdocs Ltd.	1,993	143,875
Automatic Data Processing, Inc.	10,247	1,747,113
Booz Allen Hamilton Holding Corp.	1,200	85,356
Broadridge Financial Solutions, Inc.	3,872	478,347
DXC Technology Co.	3,537	132,956
GoDaddy, Inc., Class A(b)	6,160	418,387
International Business Machines Corp.	143	19,168
Jack Henry & Associates, Inc.	1,694	246,765
Mastercard, Inc., Class A	12,957	3,868,831
Paychex, Inc.	17,607	1,497,651
PayPal Holdings, Inc.(b)	253	27,367
Visa, Inc., Class A	7,028	1,320,561

		10,005,960

Life Sciences Tools & Services — 0.1%
Thermo Fisher Scientific, Inc.	461	149,765

Machinery — 2.3%
AGCO Corp.	3,453	266,744
IDEX Corp.	3,300	567,600
Ingersoll-Rand plc	481	63,935
Oshkosh Corp.	10,110	956,912
PACCAR, Inc.	27,194	2,151,045
Snap-on, Inc.	2,281	386,401
Xylem, Inc.	184	14,497

		4,407,134

Security	Shares	Value

Media — 1.9%
AMC Networks, Inc., Class A(b)	9,116	$360,082
Comcast Corp., Class A	15,859	713,179
Discovery, Inc., Class A(b)	14,247	466,447
Interpublic Group of Cos., Inc. (The)	46,691	1,078,562
Liberty Media Corp.-Liberty SiriusXM, Class A(b)	530	25,620
Sirius XM Holdings, Inc.	139,571	997,933

		3,641,823

Metals & Mining — 0.3%
Alcoa Corp.(b)	14,535	312,648
Reliance Steel & Aluminum Co.	2,455	294,011
Steel Dynamics, Inc.	655	22,296

		628,955

Multiline Retail — 0.7%
Dollar General Corp.	6,334	987,977
Target Corp.	2,516	322,577

		1,310,554

Multi-Utilities — 1.2%
Ameren Corp.	9,383	720,614
Consolidated Edison, Inc.	7,766	702,590
DTE Energy Co.	6,462	839,220

		2,262,424

Oil, Gas & Consumable Fuels — 3.4%
ConocoPhillips	7,785	506,259
Continental Resources, Inc.(b)	7,891	270,661
Devon Energy Corp.	2,443	63,445
EOG Resources, Inc.	9,802	821,015
Exxon Mobil Corp.	40,178	2,803,621
Marathon Oil Corp.	3,468	47,095
Marathon Petroleum Corp.	11,556	696,249
Phillips 66	522	58,156
Suncor Energy,Inc.	10,884	356,995
Valero Energy Corp.	4,241	397,170
Williams Cos., Inc. (The)	17,998	426,913

		6,447,579

Paper & Forest Products — 0.3%
Domtar Corp.	13,428	513,487

Personal Products — 0.7%
Estee Lauder Cos., Inc. (The), Class A	6,330	1,307,398

Pharmaceuticals — 4.8%
Bristol-Myers Squibb Co.	24,328	1,561,614
Johnson & Johnson	22,008	3,210,307
Merck & Co., Inc.	20,872	1,898,308
Mylan NV(b)	13,086	263,029
Pfizer, Inc.	23,253	911,053
Zoetis, Inc.	9,532	1,261,560

		9,105,871

Professional Services — 0.3%
CoStar Group, Inc.(b)	131	78,377
IHS Markit Ltd.(b)	1,247	93,962
Robert Half International, Inc.	7,169	452,722

		625,061

Road & Rail — 0.5%
CSX Corp.	1,323	95,732
Landstar System, Inc.	4,430	504,444
Lyft, Inc., Class A(b)	1,343	57,776
Old Dominion Freight Line, Inc.	807	153,152
Ryder System, Inc.	1,805	98,030

		909,134

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (continued) December 31, 2019	BlackRock Advantage Large Cap Core Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Semiconductors & Semiconductor Equipment — 3.8%
Applied Materials, Inc.	17,706	$1,080,774
Cirrus Logic, Inc.(b)	7,831	645,353
Cypress Semiconductor Corp.	2,315	54,009
Intel Corp.	30,317	1,814,472
Lam Research Corp.	2,838	829,831
Micron Technology, Inc.(b)	4,369	234,965
NVIDIA Corp.	5,216	1,227,325
QUALCOMM, Inc.	4,163	367,301
Skyworks Solutions, Inc.	2,379	287,574
Texas Instruments, Inc.	5,233	671,342

		7,212,946

Software — 7.7%
ACI Worldwide, Inc.(b)	2	76
Adobe, Inc.(b)	4,265	1,406,640
Dropbox, Inc., Class A(b)	5,143	92,111
Intuit, Inc.	5,603	1,467,594
Manhattan Associates, Inc.(b)	2,142	170,825
Microsoft Corp.	50,026	7,889,100
Paylocity Holding Corp.(b)	2,648	319,931
salesforce. com, Inc.(b)	9,788	1,591,920
ServiceNow, Inc.(b)	4,039	1,140,290
Workday, Inc., Class A(b)	2,764	454,540

		14,533,027

Specialty Retail — 1.2%
AutoNation, Inc.(b)	679	33,020
AutoZone, Inc.(b)	50	59,565
Home Depot, Inc. (The)	8,679	1,895,320
O’Reilly Automotive, Inc.(b)	261	114,386
Ross Stores, Inc.	1,141	132,835
Tractor Supply Co.	675	63,072

		2,298,198

Technology Hardware, Storage & Peripherals — 4.7%
Apple, Inc.	29,510	8,665,610
HP, Inc.	10,676	219,392

		8,885,002

Textiles, Apparel & Luxury Goods — 1.0%
Lululemon Athletica, Inc.(b)	1,088	252,057
NIKE, Inc., Class B	13,215	1,338,812
Ralph Lauren Corp.(a)	1,760	206,307

		1,797,176

Thrifts & Mortgage Finance — 0.1%
Essent Group Ltd.(b)	3,335	173,387
MGIC Investment Corp.	6,294	89,186

		262,573

Tobacco — 0.5%
Altria Group, Inc.	13,267	662,156
Philip Morris International, Inc.	3,517	299,261

		961,417

Trading Companies & Distributors — 0.3%
GATX Corp.(a)	7,549	625,434
Watsco, Inc.	145	26,122

		651,556

Water Utilities — 0.8%
American Water Works Co., Inc.	11,872	1,458,475

Security	Shares	Value

Wireless Telecommunication Services — 0.4%
Telephone & Data Systems, Inc.	16,514	$419,951
United States Cellular Corp.(b)	9,518	344,837

		764,788

Total Common Stocks — 99.2% (Cost: $165,992,244)		187,382,005

Rights — 0.0%

Pharmaceuticals — 0.0%(a)(b)
Bristol-Myers Squibb Co.	4,480	13,485

Total Rights — 0.0% (Cost: $9,542)		13,485

Total Long-Term Investments — 99.2% (Cost: $166,001,786)		187,395,490

Short-Term Securities — 5.0%(c)*
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.51%	1,471,977	1,471,977
SL Liquidity Series, LLC, Money Market Series, 1.80%(d)	7,954,703	7,956,293

Total Short-Term Securities — 5.0% (Cost: $9,428,270)		9,428,270

Total Investments — 104.2% (Cost: $175,430,056)		196,823,760

Liabilities in Excess of Other Assets — (4.2)%		(7,916,815)

Net Assets — 100.0%		$188,906,945

28	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Advantage Large Cap Core Portfolio

(a)	Security, or a portion of the security, is on loan.
(b)	Non-income producing security.
(c)	Annualized 7-day yield as of period end.
(d)	Security was purchased with the cash collateral from loaned securities.
*

During the year ended December 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/18	Net Activity	Shares Held at 12/31/19	Value at 12/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	1,878,651	(406,674)	1,471,977	$1,471,977	$34,097		$4	$—
SL Liquidity Series, LLC, Money Market Series	4,227,706	3,726,997	7,954,703	7,956,293	25,203	(b)	810	257

				$9,428,270	$59,300		$814	$257

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (continued) December 31, 2019	BlackRock Advantage Large Cap Core Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	10	03/20/20	$1,616	$22,558

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts (a)	$—	$—	$22,558	$—	$—	$—	$22,558

(a)	Net cumulative unrealized appreciation (depreciation) on futures contracts, if any,are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended December 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$437,768	$—	$—	$—	$437,768

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	48,472	—	—	—	48,472

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$2,046,954

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments (a)	$187,395,490	$—	$—	$187,395,490
Short-Term Securities (a)	1,471,977	—	—	1,471,977

Subtotal	$188,867,467	$—	$—	$188,867,467

30	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Advantage Large Cap Core Portfolio

	Level 1	Level 2	Level 3	Total
Investments valued at NAV (b)				7,956,293

Total Investments				$196,823,760

Derivative Financial Instruments (c)
Assets:
Equity contracts	$22,558	$—	$—	$22,558

(a)	See above Schedule of Investments for values in each security type.
(b)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	31

Schedule of Investments December 31, 2019	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities — 3.2%
ACE Securities Corp. Home Equity Loan Trust, Series 2007-HE4, Class A2A, (LIBOR USD 1 Month + 0.13%), 1.92%, 05/25/37(a)	USD 49	$12,970
Ajax Mortgage Loan Trust(b):
Series 2017-D, Class A, 3.75%, 12/25/57	137	141,065
Series 2018-B, Class A, 3.75%, 02/26/57(c)	110	109,777
Series 2018-D, Class A, 3.75%, 08/25/58(c)(d)	151	152,451
Series 2018-E, Class A, 4.38%, 06/25/58(d)	94	94,776
Series 2018-F,Class A, 4.38%, 11/25/58(c)(d)	341	343,703
Series 2018-G, Class A, 4.38%, 06/25/57(c)(d)	197	197,413
Series 2018-G, Class B, 5.25%, 06/25/57(c)(d)	100	98,370
Series 2018-G, Class C, 5.25%, 06/25/57(c)	99	93,566
Series 2019-A, Class A, 3.75%, 08/25/57(d)	197	197,880
Series 2019-B, Class A, 3.75%, 01/25/59(d)	345	345,598
Allegro CLO II-S Ltd., Series 2014-1RA, Class A1, (LIBOR USD 3 Month + 1.08%), 3.05%, 10/21/28(a)(b)	250	249,091
Anchorage Capital CLO 5-R Ltd.(a)(b):
Series 2014-5RA, Class B, (LIBOR USD 3 Month + 1.45%), 3.45%, 01/15/30	250	246,648
Series 2014-5RA, Class C, (LIBOR USD 3 Month + 1.85%), 3.85%, 01/15/30	250	242,687
Anchorage Capital CLO 6 Ltd., Series 2015-6A, Class AR, (LIBOR USD 3 Month + 1.27%), 3.27%, 07/15/30(a)(b)	250	249,331
Apidos CLO XII, Series 2013-12A, Class AR, (LIBOR USD 3 Month + 1.08%), 3.08%, 04/15/31(a)(b)	500	496,680
Arbor Realty CLO Ltd., Series 2017-FL3, Class A, (LIBOR USD 1 Month + 0.99%), 2.73%, 12/15/27(a)(b)	100	100,014
Arbor Realty Commercial Real Estate Notes Ltd., Series 2017-FL2, Class A, (LIBOR USD 1 Month + 0.99%), 2.73%, 08/15/27(a)(b)	250	250,023
Argent Mortgage Loan Trust, Series 2005-W1, Class A2, (LIBOR USD 1 Month + 0.48%), 2.27%, 05/25/35(a)	78	73,933
Avery Point V CLO Ltd., Series 2014-5A, Class AR, (LIBOR USD 3 Month + 0.98%), 2.98%, 07/17/26(a)(b)	152	151,720
Avery Point VI CLO Ltd., Series 2015-6A, Class AR, (LIBOR USD 3 Month + 1.05%), 2.94%, 08/05/27(a)(b)	250	249,407
B2R Mortgage Trust, Series 2015-2, Class A, 3.34%, 11/15/48(b)	23	22,868
Barings CLO Ltd., Series 2018-3A, Class A1, (LIBOR USD 3 Month + 0.95%), 2.92%, 07/20/29(a)(b)	250	248,083
Battalion CLO X Ltd., Series 2016-10A, Class A1R, (LIBOR USD 3 Month + 1.25%), 3.19%, 01/24/29(a)(b)	300	300,088
BCMSC Trust(d):
Series 2000-A, Class A2, 7.58%, 06/15/30	53	16,976
Series 2000-A, Class A3, 7.83%, 06/15/30	49	16,282
Series 2000-A, Class A4, 8.29%, 06/15/30	35	12,408
BDS Ltd., Series 2019-FL3, Class A, (LIBOR USD 1 Month + 1.40%), 3.14%, 12/15/35(a)(b)	100	100,078
Bear Stearns Asset-Backed Securities I Trust(a):
Series 2004-HE7, Class M2, (LIBOR USD 1 Month + 1.73%), 3.52%, 08/25/34	3	3,083
Series 2006-HE7,Class 1A2, (LIBOR USD 1 Month + 0.17%), 1.96%, 09/25/36	151	182,234
Series 2007-HE1, Class 21A2, (LIBOR USD 1 Month + 0.16%), 1.95%, 01/25/37	41	40,302

Security	Par (000)	Value

Asset-Backed Securities (continued)
Series 2007-HE2, Class 22A, (LIBOR USD 1 Month + 0.14%), 1.93%, 03/25/37	USD 25	$24,903
Series 2007-HE2, Class 23A, (LIBOR USD 1 Month + 0.14%), 1.93%, 03/25/37	48	51,018
Series 2007-HE3, Class 1A3, (LIBOR USD 1 Month + 0.25%), 2.04%, 04/25/37	85	92,834
Bear Stearns Asset-Backed Securities Trust, Series 2005-4, Class M2, (LIBOR USD 1 Month + 1.20%), 2.99%, 01/25/36(a)	4	3,821
Benefit Street Partners CLO VI Ltd., Series 2015-VIA, Class A1R, (LIBOR USD 3 Month + 1.24%), 3.24%, 10/18/29(a)(b)	250	250,003
California Street CLO XII Ltd., Series 2013-12A, Class AR, (LIBOR USD 3 Month + 1.03%), 3.03%, 10/15/25(a)(b)	221	221,161
Carlyle Global Market Strategies CLO Ltd.(a)(b):
Series 2014-1A, Class A1R2, (LIBOR USD 3 Month + 0.97%), 2.97%, 04/17/31	250	248,341
Series 2015-3A, Class A2R, (LIBOR USD 3 Month + 1.60%), 3.54%, 07/28/28	250	249,298
Carlyle US CLO Ltd., Series 2017-4A, Class A1, (LIBOR USD 3 Month + 1.18%), 3.18%, 01/15/30(a)(b)	250	249,630
Carrington Mortgage Loan Trust, Series 2006- NC4, Class A3, (LIBOR USD 1 Month + 0.16%), 1.95%, 10/25/36(a)	76	70,881
Cedar Funding VI CLO Ltd., Series 2016-6A, Class AR, (LIBOR USD 3 Month + 1.09%), 3.06%, 10/20/28(a)(b)	250	249,823
Cedar Funding VIII CLO Ltd., Series 2017-8A, Class A1, (LIBOR USD 3 Month + 1.25%), 3.25%, 10/17/30(a)(b)	250	250,126
Cent CLO 24 Ltd., Series 2015-24A, Class A1R, (LIBOR USD 3 Month +1.07%), 3.07%, 10/15/26(a)(b)	250	249,448
CIFC Funding Ltd.(a)(b): Series 2013-1A, Class A2R, (LIBOR USD 3 Month + 1.75%), 3.75%, 07/16/30	250	248,719
Series 2014-4RA, Class A1A, (LIBOR USD 3 Month + 1.13%), 3.13%, 10/17/30	250	249,178
Citigroup Mortgage Loan Trust(a):
Series 2007-AHL2, Class A3B, (LIBOR USD 1 Month + 0.20%), 1.99%, 05/25/37	201	146,308
Series 2007-AHL2, Class A3C, (LIBOR USD 1 Month + 0.27%), 2.06%, 05/25/37	91	66,962
Conseco Finance Corp.:
Series 1998-8, Class A1, 6.28%, 09/01/30	19	19,898
Series 1998-8, Class M1, 6.98%, 09/01/30(d)	57	51,082
Series 2001-D, Class B1, (LIBOR USD 1 Month + 2.50%), 4.24%, 11/15/32(a)	108	105,025
Conseco Finance Securitizations Corp.:
Series 2000-1, Class A5, 8.06%, 09/01/29(d)	31	12,562
Series 2000-4, Class A5, 7.97%, 05/01/32	94	37,366
Series 2000-4, Class A6, 8.31%, 05/01/32(d)	42	17,474
Series 2000-5, Class A6, 7.96%, 05/01/31	39	20,491
Countrywide Asset-Backed Certificates:
Series 2006-8, Class 2A3, (LIBOR USD 1 Month + 0.16%), 1.95%, 12/25/35(a)	40	39,766
Series 2006-S3, Class A4, 6.59%, 01/25/29(e)	13	14,880
Series 2006-SPS1, Class A, (LIBOR USD 1 Month + 0.22%), 2.01%, 12/25/25(a)	2	2,657
Credit Suisse First Boston Mortgage Securities Corp., Series 2001-MH29, Class B1, 8.10%, 09/25/31(d)	30	31,704

32	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities (continued)
Credit-Based Asset Servicing & Securitization LLC, Series 2006-MH1, Class B1, 6.25%, 10/25/36(b)(e)	USD 100	$102,357
CWABS Asset-Backed Certificates Trust, Series 2005-17, Class 1AF4, 6.05%, 05/25/36(e)	39	38,815
CWHEQ Home Equity Loan Trust, Series 2006-S5, Class A5, 6.16%, 06/25/35	14	14,902
CWHEQ Revolving Home Equity Loan Resuritization Trust(a)(b):
Series 2006-RES, Class 4Q1B, (LIBOR USD 1 Month + 0.30%), 2.04%, 12/15/33	24	22,374
Series 2006-RES, Class 5B1A, (LIBOR USD 1 Month + 0.19%), 1.93%, 05/15/35	104	98,824
CWHEQ Revolving Home Equity Loan Trust(a):
Series 2005-B, Class 2A, (LIBOR USD 1 Month + 0.18%), 1.92%, 05/15/35	13	12,954
Series 2006-H, Class 1A, (LIBOR USD 1 Month + 0.15%), 1.89%, 11/15/36	25	21,390
Dryden 53 CLO Ltd., Series 2017-53A, Class A, (LIBOR USD 3 Month + 1.12%), 3.12%, 01/15/31(a)(b)	280	278,821
First Franklin Mortgage Loan Trust, Series 2006-FFH1, Class M2, (LIBOR USD 1 Month + 0.40%), 2.19%, 01/25/36(a)	40	26,775
Flatiron CLO Ltd., Series 2015-1A, Class AR, (LIBOR USD 3 Month + 0.89%), 2.89%, 04/15/27(a)(b)	216	215,960
GSAMP Trust(a):
Series 2007-H1, Class A1B, (LIBOR USD 1 Month + 0.20%), 1.99%, 01/25/47	28	16,773
Series 2007-HS1, Class M6, (LIBOR USD 1 Month + 2.25%), 4.04%, 02/25/47	25	25,899
Halcyon Loan Advisors Funding Ltd., Series 2015-2A, Class AR, (LIBOR USD 3 Month + 1.08%), 3.02%, 07/25/27(a)(b)	218	218,086
Home Equity Asset Trust, Series 2007-1, Class 2A3, (LIBOR USD 1 Month + 0.15%), 1.94%, 05/25/37(a)	40	33,395
Home Equity Mortgage Trust, Series 2006-2, Class 1A1, 5.87%, 07/25/36(e)	155	44,329
Home Loan Mortgage Loan Trust, Series 2005- 1, Class A3, (LIBOR USD 1 Month + 0.72%), 2.46%, 04/15/36(a)	34	31,332
ICG US CLO Ltd., Series 2015-1A, Class A1R, (LIBOR USD 3 Month + 1.14%), 3.11%, 10/19/28(a)(b)	250	249,109
Invitation Homes Trust, Series 2018-SFR3, Class E, (LIBOR USD 1 Month + 2.00%), 3.74%, 07/17/37(a)(b)	100	100,313
IXIS Real Estate Capital Trust, Series 2007- HE1, Class A4, (LIBOR USD 1 Month + 0.23%), 2.02%, 05/25/37(a)	686	244,999
Legacy Mortgage Asset Trust(b):
Series 2019-GS2, Class A1, 3.75%, 01/25/59(e)	35	35,720
Series 2019-SL1, Class A, 4.00%, 12/28/54(d)	128	128,992
Lehman ABS Manufactured Housing Contract Trust:
Series 2001-B, Class M1, 6.63%, 04/15/40(d)	112	120,099
Series 2002-A, Class C, 0.00%, 06/15/33	7	6,093
Litigation Fee Residual Funding LLC, Series 2015-1, Class A, 4.00%, 10/30/27(c)	89	88,437

Security	Par (000)	Value

Asset-Backed Securities (continued)
Long Beach Mortgage Loan Trust(a):
Series 2006-2, Class 1A, (LIBOR USD 1 Month + 0.18%), 1.97%, 03/25/46	USD 91	$73,270
Series 2006-5, Class 2A3, (LIBOR USD 1 Month + 0.15%), 1.94%, 06/25/36	26	14,078
Series 2006-7, Class 2A3, (LIBOR USD 1 Month + 0.16%), 1.95%, 08/25/36	17	9,195
Series 2006-9, Class 2A2, (LIBOR USD 1 Month + 0.11%), 1.90%, 10/25/36	21	8,767
Series 2006-10, Class 2A4, (LIBOR USD 1 Month + 0.22%), 2.01%, 11/25/36	15	7,015
Madison Park Funding XVIII Ltd., Series 2015- 18A, Class A1R, (LIBOR USD 3 Month + 1.19%), 3.16%, 10/21/30(a)(b)	250	250,157
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-2, Class A2C, (LIBOR USD 1 Month + 0.24%), 2.03%, 05/25/37(a)	23	17,349
Morgan Stanley ABS Capital I, Inc. Trust(a):
Series 2005-HE1, Class A2MZ, (LIBOR USD 1 Month + 0.60%), 2.39%, 12/25/34	78	77,803
Series 2007-NC1, Class A1, (LIBOR USD 1 Month + 0.13%), 1.92%, 11/25/36	190	112,839
Morgan Stanley Mortgage Loan Trust, Series 2007-9SL, Class A, (LIBOR USD 1 Month + 0.32%), 2.35%, 07/25/37(a)	17	16,362
MP CLO VIII Ltd., Series 2015-2A, Class AR, (LIBOR USD 3 Month + 0.91%), 2.85%, 10/28/27(a)(b)	250	249,518
Oakwood Mortgage Investors, Inc., Series 2001-D, Class A4, 6.93%, 09/15/31(d)	12	9,725
OCP CLO Ltd., Series 2016-12A, Class A1R, (LIBOR USD 3 Month + 1.12%), 3.12%, 10/18/28(a)(b)	100	100,152
Octagon Investment Partners 33 Ltd., Series 2017-1A, Class A1, (LIBOR USD 3 Month + 1.19%), 3.16%, 01/20/31(a)(b)	250	250,152
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class A1R, (LIBOR USD 3 Month + 1.02%), 3.02%, 07/17/30(a)(b)	305	302,202
OFSI Fund VI Ltd., Series 2014-6A, Class A2R, (LIBOR USD 3 Month + 1.13%), 3.13%, 03/20/25(a)(b)	193	192,565
OHA Loan Funding Ltd., Series 2013-2A, Class AR, (LIBOR USD 3 Month + 1.04%), 2.95%, 05/23/31(a)(b)	285	283,812
Option One Mortgage Loan Trust:
Series 2007-CP1, Class 2A3, (LIBOR USD 1 Month + 0.21%), 2.00%, 03/25/37(a)	40	27,974
Series 2007-FXD1, Class 1A1, 5.87%, 01/25/37(e)	38	36,865
Series 2007-FXD1, Class 2A1, 5.87%, 01/25/37(e)	46	45,688
Series 2007-FXD2, Class 1A1, 5.82%, 03/25/37(e)	173	174,493
Origen Manufactured Housing Contract Trust, Series 2007-B, Class A1, (LIBOR USD 1 Month + 1.20%), 2.94%, 10/15/37(a)(b)(c)	30	29,584
Ownit Mortgage Loan Trust, Series 2006-2, Class A2C, 6.00%, 01/25/37(e)	30	28,782
OZLM Funding IV Ltd., Series 2013-4A, Class A1R, (LIBOR USD 3 Month + 1.25%), 3.20%, 10/22/30(a)(b)	495	492,141
OZLM XXI Ltd., Series 2017-21A, Class B, (LIBOR USD 3 Month + 1.90%), 3.87%, 01/20/31(a)(b)	250	240,987

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (continued) December 31, 2019	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities (continued)
Parallel Ltd., Series 2015-1A, Class AR, (LIBOR USD 3 Month + 0.85%), 2.82%, 07/20/27(a)(b)	USD 250	$249,548
Regatta VI Funding Ltd., Series 2016-1A, Class AR, (LIBOR USD 3 Month + 1.08%), 3.05%, 07/20/28(a)(b)	250	249,938
Rockford Tower CLO Ltd., Series 2017-1A, Class B, (LIBOR USD 3 Month + 1.80%), 3.80%, 04/15/29(a)(b)	250	250,106
Scholar Funding Trust, Series 2013-A, Class A, (LIBOR USD 1 Month + 0.65%), 2.45%, 01/30/45(a)(b)	187	182,661
Securitized Asset-Backed Receivables LLC Trust, Series 2006-WM4, Class A1, (LIBOR USD 1 Month + 0.19%), 1.98%, 11/25/36(a)(b)	41	23,883
SG Mortgage Securities Trust, Series 2006- FRE2, Class A2C, (LIBOR USD 1 Month + 0.16%), 1.95%, 07/25/36(a)	17	5,161
Silver Creek CLO Ltd., Series 2014-1A, Class AR, (LIBOR USD 3 Month + 1.24%), 3.21%, 07/20/30(a)(b)	250	250,601
SLM Private Credit Student Loan Trust(a):
Series 2004-B, Class A3, (LIBOR USD 3 Month + 0.33%), 2.22%, 03/15/24	95	94,685
Series 2005-A, Class A3, (LIBOR USD 3 Month + 0.20%), 2.09%, 06/15/23	19	19,264
Sound Point CLO XIV Ltd., Series 2016-3A, Class C, (LIBOR USD 3 Month + 2.65%), 4.58%, 01/23/29(a)(b)	250	246,684
Structured Asset Investment Loan Trust, Series 2004-8, Class M4, (LIBOR USD 1 Month + 1.50%), 3.29%, 09/25/34(a)	39	38,861
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-23XS, Class 2A1, (LIBOR USD 1 Month + 0.30%), 2.09%, 01/25/35(a)	42	41,453
Symphony CLO XVII Ltd., Series 2016-17A, Class AR, (LIBOR USD 3 Month + 0.88%), 2.88%, 04/15/28(a)(b)	250	249,522
TCI-Flatiron CLO Ltd., Series 2017-1A, Class A, (LIBOR USD 3 Month + 1.20%), 3.10%, 11/18/30(a)(b)	250	250,129
Venture 35 CLO Ltd., Series 2018-35A, Class AS, (LIBOR USD 3 Month + 1.15%), 3.10%, 10/22/31(a)(b)	250	249,146
Voya CLO Ltd., Series 2019-1A, Class A, (LIBOR USD 3 Month + 1.17%), 3.17%, 04/15/29(a)(b)	225	224,670
Wachovia Asset Securitization Issuance II LLC Trust, Series 2007-HE2A, Class A, (LIBOR USD 1 Month + 0.13%), 1.92%, 07/25/37(a)(b)	56	53,053

Total Asset-Backed Securities — 3.2% (Cost: $16,295,263)		16,222,452

	Shares

Common Stocks — 60.1%

Aerospace & Defense — 1.7%
Boeing Co. (The)	477	155,387
Curtiss-Wright Corp.	629	88,620
HEICO Corp.	1,678	191,544
HEICO Corp., Class A	408	36,528
Hexcel Corp.(f)	3,382	247,934
Lockheed Martin Corp.	10,816	4,211,534
Northrop Grumman Corp.	2,648	910,833

Security	Shares	Value

Aerospace & Defense (continued)
Raytheon Co.	5,682	$1,248,563
Teledyne Technologies, Inc.(g)	4,689	1,624,926
United Technologies Corp.	1	150

		8,716,019

Air Freight & Logistics — 0.0%
Expeditors International of Washington, Inc.	2,388	186,312
United Parcel Service, Inc., Class B	461	53,964

		240,276

Airlines — 0.3%
Alaska Air Group, Inc.	6,346	429,942
Delta Air Lines, Inc.	2,093	122,399
United Airlines Holdings, Inc.(g)	10,416	917,545

		1,469,886

Auto Components — 0.1%
Dana, Inc.	10,115	184,093
Gentex Corp.	1,928	55,874
Goodyear Tire & Rubber Co. (The)	18,626	289,727

		529,694

Automobiles — 0.3%
Ford Motor Co.(f)	62,804	584,077
General Motors Co.	17,448	638,597
Harley-Davidson, Inc.(f)	1,163	43,252
Tesla, Inc.(g)	1,076	450,123

		1,716,049

Banks — 2.2%
Bank of America Corp.	69,386	2,443,775
Bank OZK	2,581	78,733
CIT Group, Inc.	20,927	954,899
Citizens Financial Group, Inc.	13,162	534,509
Cullen/Frost Bankers, Inc.(f)	5,571	544,732
East West Bancorp, Inc.	9,738	474,241
First Citizens BancShares, Inc., Class A	74	39,384
First Horizon National Corp.	8,312	137,647
JPMorgan Chase & Co.	25,123	3,502,146
PacWest Bancorp	1,575	60,275
Truist Financial Corp.	5,315	299,341
US Bancorp(f)	6,224	369,021
Wells Fargo & Co.	30,581	1,645,258
Zions Bancorp NA	1,033	53,633

		11,137,594

Beverages — 0.7%
Coca-Cola Co. (The)	5,798	320,919
Coca-Cola European Partners plc	6,232	317,084
Molson Coors Brewing Co., Class B(f)	3,307	178,247
Monster Beverage Corp.(g)	11,448	727,521
PepsiCo, Inc.(f)	16,123	2,203,531

		3,747,302

Biotechnology — 2.3%
AbbVie, Inc.	22,158	1,961,869
Alexion Pharmaceuticals, Inc.(g)	2,183	236,092
Amgen, Inc.	5,652	1,362,528
Biogen, Inc.(g)	2,388	708,591
Gilead Sciences,Inc.(f)	63,529	4,128,114
Incyte Corp.(g)	2,806	245,020
Regeneron Pharmaceuticals, Inc.(g)	3,092	1,160,984
United Therapeutics Corp.(g)	4,286	377,511
Vertex Pharmaceuticals, Inc.(g)	6,405	1,402,375

		11,583,084

34	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Building Products — 0.6%
Allegion plc	21,403	$2,665,530
Resideo Technologies, Inc.(g)	8,764	104,554

		2,770,084

Capital Markets — 2.4%
Affiliated Managers Group, Inc.(f)	3,982	337,435
Bank of New York Mellon Corp. (The)	8,748	440,287
Charles Schwab Corp. (The)	22,606	1,075,141
CME Group, Inc.	4,987	1,000,991
Evercore, Inc., Class A	2,830	211,571
FactSet Research Systems, Inc.(f)	4,648	1,247,059
Intercontinental Exchange, Inc.	20,603	1,906,808
Moody’s Corp.	3,349	795,086
Morgan Stanley	41,505	2,121,736
Nasdaq, Inc.	424	45,410
S&P Global, Inc.	9,168	2,503,322
SEI Investments Co.	905	59,259
Stifel Financial Corp.	519	31,477
TD Ameritrade Holding Corp.	9,540	474,138

		12,249,720

Chemicals — 0.9%
Air Products & Chemicals, Inc.	3,374	792,856
CF Industries Holdings, Inc.	6,898	329,310
Ecolab, Inc.	6,517	1,257,716
LyondellBasell Industries NV, Class A	5,248	495,831
Mosaic Co. (The)	17,983	389,152
Scotts Miracle-Gro Co. (The)	305	32,385
Sherwin-Williams Co. (The)	1,744	1,017,694

		4,314,944

Commercial Services & Supplies — 0.1%
ADT, Inc.	11,984	95,033
Cintas Corp.	1,057	284,418
Copart, Inc.(g)	2,050	186,427

		565,878

Communications Equipment — 0.4%
Ciena Corp.(g)	8,112	346,301
Cisco Systems, Inc.	32,930	1,579,323

		1,925,624

Construction & Engineering — 0.2%
AECOM(g)	1,457	62,840
EMCOR Group, Inc.	483	41,683
Fluor Corp.	15,915	300,475
MasTec, Inc.(g)	9,431	605,093

		1,010,091

Consumer Finance — 0.7%
Ally Financial, Inc.	25,305	773,321
American Express Co.	12,061	1,501,474
Capital One Financial Corp.	11,642	1,198,078

		3,472,873

Containers & Packaging — 0.1%
Westrock Co.	12,476	535,345

Distributors — 0.0%
Pool Corp.	573	121,694

Diversified Consumer Services — 0.1%
H&R Block, Inc.	22,611	530,906

Diversified Financial Services — 1.1%
AXA Equitable Holdings, Inc.	5,281	130,863
Berkshire Hathaway, Inc., Class B(f)(g)	22,678	5,136,567

		5,267,430

Security	Shares	Value

Diversified Telecommunication Services — 1.1%
AT&T, Inc.(f)	53,494	$2,090,545
CenturyLink, Inc.	22,587	298,374
Verizon Communications, Inc.	53,414	3,279,620

		5,668,539

Electric Utilities — 0.7%
Alliant Energy Corp.	1,411	77,210
IDACORP, Inc.	2,442	260,806
Pinnacle West Capital Corp.	6,058	544,796
Xcel Energy,Inc.	41,401	2,628,549

		3,511,361

Electrical Equipment — 0.5%
AMETEK, Inc.	14,937	1,489,817
Hubbell, Inc.(f)	7,210	1,065,782

		2,555,599

Electronic Equipment, Instruments & Components — 0.6%
Avnet, Inc.	4,619	196,030
CDW Corp.	11,740	1,676,942
National Instruments Corp.	21,199	897,566

		2,770,538

Energy Equipment & Services — 0.1%
Patterson-UTI Energy,Inc.	15,327	160,934
TechnipFMC plc	3,041	65,199
Transocean Ltd.(g)	66,332	456,364

		682,497

Entertainment — 0.9%
Activision Blizzard, Inc.	1,335	79,326
Cinemark Holdings, Inc.	10,391	351,735
Electronic Arts, Inc.(g)	3,611	388,219
Live Nation Entertainment, Inc.(g)	8,670	619,645
Netflix, Inc.(f)(g)	945	305,774
Spotify Technology SA(g)	2,017	301,642
Take-Two Interactive Software, Inc.(g)	5,140	629,290
Walt Disney Co. (The)	8,071	1,167,309
Zynga, Inc., Class A(g)	75,652	462,990

		4,305,930

Equity Real Estate Investment Trusts (REITs) — 1.8%
Boston Properties, Inc.	4,262	587,559
Equity Residential	5,993	484,954
Essex Property Trust, Inc.	88	26,476
Host Hotels &Resorts, Inc.(f)	13,359	247,810
Invitation Homes, Inc.	26,454	792,826
Lamar Advertising Co., Class A	13,828	1,234,287
National Retail Properties, Inc.	2,665	142,897
Outfront Media, Inc.	5,160	138,391
Park Hotels & Resorts, Inc.(f)	54,731	1,415,891
Prologis, Inc.	7,126	635,212
Regency Centers Corp.	1,070	67,506
RLJ Lodging Trust	45,629	808,546
Simon Property Group, Inc.	15,195	2,263,447

		8,845,802

Food & Staples Retailing — 1.0%
Costco Wholesale Corp.	12,903	3,792,449
Performance Food Group Co.(g)	16,481	848,442
Walmart, Inc.	5,170	614,403

		5,255,294

Food Products — 0.5%
Hershey Co. (The)	16,495	2,424,435
Hormel Foods Corp.(f)	4,809	216,934

		2,641,369

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (continued) December 31, 2019	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Gas Utilities — 0.1%
Atmos Energy Corp.	868	$97,094
Southwest Gas Holdings, Inc.	6,583	500,111

		597,205

Health Care Equipment & Supplies — 1.6%
Danaher Corp.	1,858	285,166
DexCom, Inc.(g)	2,372	518,851
Edwards Lifesciences Corp.(g)	6,357	1,483,024
Hologic, Inc.(g)	13,257	692,148
IDEXX Laboratories, Inc.(g)	2,633	687,555
Medtronic plc	7,729	876,855
Stryker Corp.	15,924	3,343,085

		7,886,684

Health Care Providers & Services — 1.5%
AmerisourceBergen Corp.	8,221	698,949
Anthem, Inc.	7,786	2,351,606
Cigna Corp.	2,042	417,569
CVS Health Corp.	24,462	1,817,282
Humana, Inc.	1,066	390,710
McKesson Corp.	839	116,050
UnitedHealth Group, Inc.	5,488	1,613,362
WellCare Health Plans, Inc.(g)	517	170,719

		7,576,247

Health Care Technology — 0.2%
Veeva Systems, Inc., Class A(g)	5,442	765,472

Hotels, Restaurants & Leisure — 1.4%
Boyd Gaming Corp.(f)	9,416	281,915
Carnival Corp.	6,259	318,145
Chipotle Mexican Grill, Inc.(g)	103	86,222
Choice Hotels International, Inc.(f)	14,230	1,471,809
Darden Restaurants, Inc.	15,466	1,685,949
Dunkin’ Brands Group, Inc.	767	57,939
Extended Stay America, Inc.	49,193	731,008
International Game Technology plc(f)	4,730	70,808
McDonald’s Corp.(f)	7,445	1,471,207
Penn National Gaming, Inc.(g)	10,565	270,041
Texas Roadhouse, Inc.	7,485	421,555

		6,866,598

Household Durables — 0.2%
DR Horton, Inc.	14,733	777,166
Helen of Troy Ltd.(g)	349	62,746

		839,912

Household Products — 0.9%
Church & Dwight Co., Inc.	19,371	1,362,556
Procter & Gamble Co. (The)	24,045	3,003,221

		4,365,777

Industrial Conglomerates — 0.5%
3M Co.	163	28,756
Carlisle Cos., Inc.	850	137,564
Honeywell International, Inc.	7,643	1,352,811
Roper Technologies, Inc.	2,803	992,907

		2,512,038

Insurance — 1.9%
Aflac, Inc.	2,096	110,878
Allstate Corp. (The)	15,613	1,755,682
Aon plc	155	32,285
Arthur J Gallagher & Co.	9,225	878,497
Brown & Brown, Inc.	4,995	197,203
Cincinnati Financial Corp.	6,085	639,838
First American Financial Corp.	20,633	1,203,316
Globe Life, Inc.	7,766	817,371

Security	Shares	Value

Insurance (continued)
Lincoln National Corp.	5,681	$335,236
Marsh & McLennan Cos., Inc.	3,992	444,749
MetLife, Inc.	6,890	351,183
Progressive Corp. (The)	5,222	378,021
Prudential Financial, Inc.	11,370	1,065,824
Travelers Cos., Inc. (The)	3,430	469,738
Unum Group	11,246	327,933
Willis Towers Watson plc	1,324	267,369
WR Berkley Corp.	4,206	290,635

		9,565,758

Interactive Media & Services — 2.9%(g)
Alphabet, Inc., Class A	2,840	3,803,868
Alphabet, Inc., Class C	3,072	4,107,325
Facebook, Inc., Class A	25,632	5,260,968
Pinterest, Inc., Class A	13,434	250,410
TripAdvisor, Inc.	9,843	299,030
Twitter,Inc.	10,472	335,628
Yelp, Inc.	6,769	235,764

		14,292,993

Internet & Direct Marketing Retail — 1.8%(g)
Amazon.com, Inc.	4,826	8,917,676
Qurate Retail, Inc.	4,425	37,303

		8,954,979

IT Services — 3.2%
Amdocs Ltd.	3,714	268,114
Automatic Data Processing, Inc.	16,793	2,863,207
Booz Allen Hamilton Holding Corp.	1,464	104,134
Broadridge Financial Solutions, Inc.	5,890	727,651
DXC Technology Co.	5,664	212,910
GoDaddy, Inc., Class A(g)	10,261	696,927
International Business Machines Corp.	511	68,494
Jack Henry & Associates, Inc.	4,311	627,983
Mastercard, Inc., Class A	20,464	6,110,346
Paychex, Inc.	27,467	2,336,343
PayPal Holdings, Inc.(g)	658	71,176
Visa, Inc., Class A	10,546	1,981,593

		16,068,878

Life Sciences Tools & Services — 0.1%
Thermo Fisher Scientific, Inc.	776	252,099

Machinery — 1.4%
AGCO Corp.	4,754	367,247
IDEX Corp.	5,257	904,204
Ingersoll-Rand plc	457	60,744
Oshkosh Corp.	16,315	1,544,215
PACCAR, Inc.	44,663	3,532,843
Snap-on, Inc.	3,810	645,414
Xylem, Inc.	351	27,655

		7,082,322

Media — 1.2%
AMC Networks, Inc., Class A(g)	14,601	576,739
Comcast Corp., Class A	26,147	1,175,831
Discovery, Inc., Class A(g)	21,995	720,116
Interpublic Group of Cos., Inc. (The)	72,139	1,666,411
Liberty Media Corp.-Liberty SiriusXM, Class A(g)	865	41,814
Sinclair Broadcast Group, Inc., Class A(f)	1,781	59,379
Sirius XM Holdings, Inc.(f)	223,433	1,597,546

		5,837,836

Metals & Mining — 0.2%
Alcoa Corp.(g)	23,049	495,784
Reliance Steel & Aluminum Co.	3,978	476,405

36	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Metals & Mining (continued)
Steel Dynamics, Inc.	950	$32,338

		1,004,527

Multiline Retail — 0.4%
Dollar General Corp.	10,038	1,565,727
Target Corp.	4,130	529,508

		2,095,235

Multi-Utilities — 0.7%
Ameren Corp.	14,266	1,095,629
Consolidated Edison, Inc.	12,163	1,100,387
DTE Energy Co.	10,550	1,370,128

		3,566,144

Oil, Gas & Consumable Fuels — 2.1%
ConocoPhillips	11,768	765,273
Continental Resources, Inc.(g)	12,443	426,795
Devon Energy Corp.	4,368	113,437
EOG Resources, Inc.	15,436	1,292,919
Exxon Mobil Corp.	64,821	4,523,209
Marathon Oil Corp.	7,145	97,029
Marathon Petroleum Corp.(f)	18,814	1,133,544
Phillips 66	1,127	125,559
Suncor Energy,Inc.(f)	18,471	605,849
Valero Energy Corp.	6,568	615,093
Williams Cos., Inc. (The)	29,641	703,085

		10,401,792

Paper & Forest Products — 0.2%
Domtar Corp.	20,581	787,017

Personal Products — 0.4%
Estee Lauder Cos., Inc. (The), Class A(f)	10,213	2,109,393

Pharmaceuticals — 2.9%
Bristol-Myers Squibb Co.	38,703	2,484,346
Johnson & Johnson	35,158	5,128,497
Merck & Co., Inc.	33,840	3,077,748
Mylan NV(g)	20,357	409,176
Pfizer, Inc.	36,870	1,444,567
Zoetis, Inc.	15,412	2,039,778

		14,584,112

Professional Services — 0.2%
CoStar Group, Inc.(g)	202	120,857
IHS Markit Ltd.(g)	2,514	189,430
Robert Half International, Inc.	11,482	725,088

		1,035,375

Road & Rail — 0.3%
CSX Corp.	2,407	174,170
Landstar System, Inc.	6,931	789,233
Lyft, Inc., Class A(g)	2,255	97,010
Old Dominion Freight Line, Inc.	1,386	263,035
Ryder System, Inc.	2,564	139,251

		1,462,699

Semiconductors & Semiconductor Equipment — 2.3%
Applied Materials, Inc.	27,815	1,697,828
Cirrus Logic, Inc.(f)(g)	12,466	1,027,323
Cypress Semiconductor Corp.	3,757	87,651
Intel Corp.	48,744	2,917,328
Lam Research Corp.	4,572	1,336,853
Micron Technology, Inc.(g)	6,788	365,059
NVIDIA Corp.	8,194	1,928,048
QUALCOMM, Inc.	7,181	633,580
Skyworks Solutions, Inc.	3,797	458,981

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Texas Instruments, Inc.	8,960	$1,149,478

		11,602,129

Software — 4.7%
Adobe, Inc.(g)	7,002	2,309,330
Dropbox, Inc., Class A(g)	7,941	142,223
Intuit, Inc.	9,133	2,392,207
Manhattan Associates, Inc.(g)	3,302	263,334
Microsoft Corp.	79,601	12,553,078
Paylocity Holding Corp.(g)	4,160	502,611
salesforce.com, Inc.(g)	15,647	2,544,828
ServiceNow, Inc.(g)	6,586	1,859,360
Workday, Inc., Class A(g)	4,472	735,420

		23,302,391

Specialty Retail — 0.7%
AutoNation, Inc.(g)	966	46,977
AutoZone, Inc.(g)	96	114,366
Home Depot, Inc. (The)	13,619	2,974,117
O’Reilly Automotive, Inc.(g)	451	197,655
Ross Stores, Inc.	1,987	231,327
Tractor Supply Co.	1,194	111,567

		3,676,009

Technology Hardware, Storage & Peripherals — 2.8%
Apple, Inc.	47,266	13,879,661
HP, Inc.	16,775	344,726

		14,224,387

Textiles, Apparel & Luxury Goods — 0.6%
Lululemon Athletica, Inc.(g)	1,310	303,488
NIKE, Inc., Class B	22,115	2,240,470
Ralph Lauren Corp.(f)	2,881	337,711

		2,881,669

Thrifts & Mortgage Finance — 0.1%
Essent Group Ltd.(g)	5,799	301,490
LendingTree, Inc.(f)(g)	215	65,239
MGIC Investment Corp.	10,834	153,518

		520,247

Tobacco — 0.3%
Altria Group, Inc.	20,941	1,045,165
British American Tobacco plc, ADR	1	42
Philip Morris International, Inc.	5,785	492,246

		1,537,453

Trading Companies & Distributors — 0.2%
GATX Corp.(f)	11,722	971,168
Watsco, Inc.	262	47,199

		1,018,367

Water Utilities — 0.5%
American Water Works Co., Inc.	19,373	2,379,973

Wireless Telecommunication Services — 0.2%
Telephone & Data Systems, Inc.	28,316	720,076
United States Cellular Corp.(g)	14,334	519,321

		1,239,397

Total Common Stocks — 60.1% (Cost: $268,517,480)		301,034,536

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (continued) December 31, 2019	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Corporate Bonds — 11.7%

Aerospace & Defense — 0.5%
BAE Systems Holdings, Inc.(b):
2.85%, 12/15/20	USD	18	$18,121
3.80%, 10/07/24		27	28,551
3.85%, 12/15/25		100	106,153
4.75%, 10/07/44		8	9,106
Boeing Co. (The):
3.25%, 02/01/35		29	29,680
3.38%, 06/15/46		7	6,841
3.83%, 03/01/59		10	10,456
General Dynamics Corp., 3.75%, 05/15/28		42	46,246
L3Harris Technologies, Inc.:
3.85%, 06/15/23(b)		210	221,097
3.85%, 12/15/26(b)		125	134,142
4.40%, 06/15/28		160	178,385
4.40%, 06/15/28(b)		25	27,873
4.85%, 04/27/35		2	2,361
5.05%, 04/27/45		10	12,338
Lockheed Martin Corp., 3.60%, 03/01/35		165	180,433
Northrop Grumman Corp.:
2.93%, 01/15/25		130	134,056
3.25%, 01/15/28		179	186,817
Raytheon Co.:
7.20%, 08/15/27		20	26,262
7.00%, 11/01/28		89	117,890
4.20%, 12/15/44		20	23,303
Textron, Inc.:
3.65%, 03/15/27		35	36,396
3.90%, 09/17/29		72	76,935
TransDigm, Inc.:
6.25%, 03/15/26(b)		134	145,070
6.38%, 06/15/26		32	33,940
7.50%, 03/15/27		18	19,688
5.50%, 11/15/27(b)		83	83,932
United Technologies Corp.:
1.95%, 11/01/21		200	200,436
4.13%, 11/16/28		166	186,766
5.40%, 05/01/35		22	28,272
6.13%, 07/15/38		6	8,333

			2,319,879

Air Freight & Logistics — 0.0%
FedEx Corp.:
3.90%, 02/01/35		20	20,389
3.88%, 08/01/42		68	65,601
4.40%, 01/15/47		4	4,018
United Parcel Service, Inc.:
3.40%, 03/15/29		59	63,385
2.50%, 09/01/29		57	56,873
6.20%, 01/15/38		2	2,786

			213,052

Airlines — 0.3%
Air Canada Pass-Through Trust(b):
Series 2015-2, Class B, 5.00%, 12/15/23		20	21,007
Series 2017-1, Class AA, 3.30%, 01/15/30		19	19,343
American Airlines Group, Inc., 4.63%, 03/01/20(b)		91	91,143
American Airlines Pass-Through Trust:
Series 2014-1, Class B, 4.38%, 10/01/22		1	1,148
Series 2015-1, Class B, 3.70%, 05/01/23		12	12,042
Series 2015-2, Class B, 4.40%, 09/22/23		91	94,574
Series 2016-1, Class B, 5.25%, 01/15/24		59	62,872
Series 2017-1, Class B, 4.95%, 02/15/25		22	23,267
Series 2017-2, Class B, 3.70%, 10/15/25		21	21,439

Security	Par (000)		Value

Airlines (continued)
Series 2016-3, Class B, 3.75%, 10/15/25	USD	1	$833
Series 2015-2, Class AA, 3.60%, 09/22/27		14	14,962
Series 2019-1, Class B, 3.85%, 02/15/28		75	76,215
Series 2016-2, Class AA, 3.20%, 06/15/28		31	31,636
Series 2016-3, Class AA, 3.00%, 10/15/28		48	48,881
Series 2017-1, Class AA, 3.65%, 02/15/29		23	24,012
Series 2017-2, Class AA, 3.35%, 10/15/29		22	22,504
Series 2019-1, Class AA, 3.15%, 02/15/32		70	71,975
Delta Air Lines Pass-Through Trust, Series 2019-1, Class AA, 3.20%, 04/25/24		70	72,818
Delta Air Lines, Inc., 2.88%, 03/13/20		338	338,053
Gol Finance, Inc., 7.00%, 01/31/25(b)		22	22,660
Turkish Airlines Pass-Through Trust, Series 2015-1, Class A, 4.20%, 03/15/27(b)		47	44,488
United Airlines Pass-Through Trust:
Series 2014-1, Class B, 4.75%, 04/11/22		11	11,567
Series 2014-2, Class B, 4.63%, 09/03/22		7	7,107
Series 2016-2, Class B, 3.65%, 10/07/25		5	5,042
Series 2016-1, Class B, 3.65%, 01/07/26		2	1,684
Series 2018-1, Class B, 4.60%, 03/01/26		23	23,755
Series 2015-1, Class AA, 3.45%, 12/01/27		13	13,895
Series 2019-2, Class B, 3.50%, 05/01/28		44	44,442
Series 2016-1, Class AA, 3.10%, 07/07/28		4	4,448
Series 2016-2, Class AA, 2.88%, 10/07/28		27	27,170
Series 2018-1, Class AA, 3.50%, 03/01/30		10	9,867
Series 2019-2, Class AA, 2.70%, 05/01/32		35	35,136
US Airways Pass-Through Trust:
Series 2012-2, Class B, 6.75%, 06/03/21		3	3,538
Series 2013-1, Class B, 5.38%, 11/15/21		8	8,220

			1,311,743

Auto Components — 0.0%
American Axle & Manufacturing, Inc., 6.25%, 04/01/25		21	21,866
Aptiv plc, 5.40%, 03/15/49		9	10,225
Lear Corp., 5.25%, 05/15/49		7	7,268

			39,359

Automobiles — 0.2%
Daimler Finance North America LLC(b):
3.10%, 05/04/20		150	150,494
3.75%, 11/05/21		170	174,750
General Motors Co.:
6.60%, 04/01/36		60	70,818
6.25%, 10/02/43		31	34,830
Hyundai Capital America(b):
2.55%, 04/03/20		402	402,125
3.95%, 02/01/22		120	123,186

			956,203

Banks — 2.8%
ABN AMRO Bank NV, 2.65%, 01/19/21(b)		235	236,410
Banco Santander SA, 2.71%, 06/27/24		200	202,848
Bank of America Corp.:
2.63%, 10/19/20		15	15,086
(LIBOR USD 3 Month + 0.66%), 2.37%, 07/21/21(a)		230	230,472
(LIBOR USD 3 Month + 0.63%), 2.33%, 10/01/21(a)		450	451,282
(LIBOR USD 3 Month + 0.63%), 3.50%, 05/17/22(a)		78	79,567
3.30%, 01/11/23		20	20,678
(LIBOR USD 3 Month + 1.16%), 3.12%, 01/20/23(a)		3	3,059
(LIBOR USD 3 Month + 0.93%), 2.82%, 07/21/23(a)		65	66,040

38	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Banks (continued)
4.13%, 01/22/24	USD	5	$5,375
4.00%, 04/01/24		8	8,569
4.20%, 08/26/24		95	102,012
4.00%, 01/22/25		10	10,667
(LIBOR USD 3 Month + 0.97%), 3.46%, 03/15/25(a)		72	75,189
Series L, 3.95%, 04/21/25		12	12,815
4.45%, 03/03/26		139	152,665
(LIBOR USD 3 Month + 1.06%), 3.56%, 04/23/27(a)		6	6,342
(LIBOR USD 3 Month + 1.58%), 3.82%, 01/20/28(a)		207	222,256
Series FF, (LIBOR USD 3 Month + 2.93%), 5.87%(a)(h)		85	94,248
(LIBOR USD 3 Month + 1.51%), 3.71%, 04/24/28(a)		337	360,339
(LIBOR USD 3 Month + 1.04%), 3.42%, 12/20/28(a)		465	488,317
(LIBOR USD 3 Month + 1.07%), 3.97%, 03/05/29(a)		102	111,157
(LIBOR USD 3 Month + 1.21%), 3.97%, 02/07/30(a)		36	39,523
Bank of Montreal:
3.10%, 07/13/20		2	2,014
Series D, 3.10%, 04/13/21		16	16,261
1.90%, 08/27/21		3	3,006
2.90%, 03/26/22		24	24,470
Series E, 3.30%, 02/05/24		5	5,212
2.50%, 06/28/24		17	17,211
BNP Paribas SA(b):
3.50%, 03/01/23		200	206,975
3.80%, 01/10/24		200	210,161
Citibank NA:
3.40%, 07/23/21		270	275,798
3.65%, 01/23/24		500	529,319
Citigroup, Inc.:
(LIBOR USD 3 Month + 0.90%), 3.35%, 04/24/25(a)		14	14,571
4.40%, 06/10/25		54	58,703
4.45%, 09/29/27		74	81,532
(LIBOR USD 3 Month + 1.56%), 3.89%, 01/10/28(a)		118	127,170
(LIBOR USD 3 Month + 1.39%), 3.67%, 07/24/28(a)		305	325,173
(LIBOR USD 3 Month + 1.15%), 3.52%, 10/27/28(a)		27	28,428
8.13%, 07/15/39		1	1,670
4.65%, 07/23/48		1	1,251
Citizens Bank NA, 2.25%, 03/02/20		277	277,021
Credit Agricole SA, (USD Swap Semi 5 Year + 6.19%), 8.12%(a)(b)(h)		200	242,500
Danske Bank A/S(b):
5.00%, 01/12/22		200	210,079
3.88%, 09/12/23		220	228,465
Fifth Third Bancorp, 3.65%, 01/25/24		40	42,221
Fifth Third Bank, 2.25%, 06/14/21		210	211,137
HSBC Holdings plc, (LIBOR USD 3 Month + 1.55%), 4.04%, 03/13/28(a)		220	235,393
HSBC USA, Inc., 2.35%, 03/05/20		270	270,138
ING Groep NV, 4.10%, 10/02/23		400	425,321
JPMorgan Chase & Co.:
4.25%, 10/15/20		22	22,391
2.55%, 03/01/21		116	116,897
4.63%, 05/10/21		63	65,202
4.35%, 08/15/21		67	69,581

Security	Par (000)		Value

Banks (continued)
(LIBOR USD 3 Month + 0.61%), 3.51%, 06/18/22(a)	USD	15	$15,325
2.97%, 01/15/23		75	76,420
3.20%, 01/25/23		25	25,801
(LIBOR USD 3 Month + 0.70%), 3.21%, 04/01/23(a)		320	327,631
(LIBOR USD 3 Month + 0.94%), 2.78%, 04/25/23(a)		17	17,268
2.70%, 05/18/23		104	105,892
(LIBOR USD 3 Month + 0.73%), 3.56%, 04/23/24(a)		30	31,263
(LIBOR USD 3 Month + 0.89%), 3.80%, 07/23/24(a)		127	133,864
3.88%, 09/10/24		23	24,623
(LIBOR USD 3 Month + 1.00%), 4.02%, 12/05/24(a)		390	415,924
3.13%, 01/23/25		10	10,436
(LIBOR USD 3 Month + 1.16%), 3.22%, 03/01/25(a)		87	90,200
(SOFR + 1.16%), 2.30%, 10/15/25(a)		18	17,980
3.20%, 06/15/26		10	10,448
(LIBOR USD 3 Month + 1.25%), 3.96%, 01/29/27(a)		50	54,267
4.25%, 10/01/27		9	9,965
(LIBOR USD 3 Month + 1.34%), 3.78%, 02/01/28(a)		235	253,421
(LIBOR USD 3 Month + 1.38%), 3.54%, 05/01/28(a)		383	406,947
(LIBOR USD 3 Month + 1.26%), 4.20%, 07/23/29(a)		77	85,954
(LIBOR USD 3 Month + 1.16%), 3.70%, 05/06/30(a)		105	113,125
(LIBOR USD 3 Month + 1.36%), 3.88%, 07/24/38(a)		32	35,422
KeyBank NA, 3.30%, 02/01/22		330	339,020
KeyCorp, 2.55%, 10/01/29		4	3,912
Lloyds Banking Group plc, 4.45%, 05/08/25		200	218,504
Mitsubishi UFJ Financial Group, Inc.:
3.54%, 07/26/21		60	61,412
2.67%, 07/25/22		4	4,059
3.46%, 03/02/23		360	372,590
3.76%, 07/26/23		99	104,295
3.41%, 03/07/24		6	6,257
Mizuho Financial Group, Inc.:
2.63%, 04/12/21(b)		200	201,677
2.95%, 02/28/22		272	276,984
(LIBOR USD 3 Month + 1.10%), 2.55%, 09/13/25(a)		325	325,094
Nordea Bank Abp, 2.13%, 05/29/20(b)		205	205,071
Santander UK Group Holdings plc, 3.13%, 01/08/21		30	30,256
Santander UK plc, 5.00%, 11/07/23(b)		200	215,053
Sumitomo Mitsui Financial Group, Inc.:
2.78%, 07/12/22		30	30,519
3.75%, 07/19/23		29	30,426
Toronto-Dominion Bank (The):
3.50%, 07/19/23		33	34,736
2.65%, 06/12/24		30	30,732
Truist Bank, 2.80%, 05/17/22		60	61,142
US Bancorp:
2.95%, 07/15/22		55	56,284
2.40%, 07/30/24		95	96,323
Series X, 3.15%, 04/27/27		2	2,102
Washington Mutual Escrow Bonds(c)(g)(i):
0.00%, 11/06/09		100	—

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (continued) December 31, 2019	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Banks (continued)
0.00%, 09/29/17	USD	400	$—
Wells Fargo & Co.:
2.60%, 07/22/20		42	42,160
2.55%, 12/07/20		100	100,609
2.50%, 03/04/21		214	215,538
4.60%, 04/01/21		59	60,915
2.10%, 07/26/21		1	1,001
3.50%, 03/08/22		47	48,538
2.63%, 07/22/22		222	225,318
3.75%, 01/24/24		261	275,962
3.55%, 09/29/25		76	80,477
(LIBOR USD 3 Month + 0.83%), 2.41%, 10/30/25(a)		4	4,004
3.00%, 04/22/26		186	191,335
3.00%, 10/23/26		21	21,523
(LIBOR USD 3 Month + 1.17%), 3.20%, 06/17/27(a)		11	11,414
(LIBOR USD 3 Month + 1.31%), 3.58%, 05/22/28(a)		229	243,442
(LIBOR USD 3 Month + 1.17%), 2.88%, 10/30/30(a)		30	30,209

			13,861,256

Beverages — 0.2%
Anheuser-Busch Cos. LLC:
4.70%, 02/01/36		387	448,438
4.90%, 02/01/46		34	40,328
Anheuser-Busch InBev Worldwide, Inc.:
4.75%, 01/23/29		310	359,343
5.45%, 01/23/39		12	15,101
Coca-Cola Co. (The):
2.20%, 05/25/22		4	4,041
2.88%, 10/27/25		21	21,898
2.13%, 09/06/29		32	31,196
Keurig Dr Pepper,Inc., 3.55%, 05/25/21		38	38,812
Molson Coors Brewing Co.:
5.00%, 05/01/42		10	10,935
4.20%, 07/15/46		15	14,972
PepsiCo, Inc.:
4.45%, 04/14/46		6	7,371
3.45%, 10/06/46		21	22,293
4.00%, 05/02/47		26	30,079
3.38%, 07/29/49		3	3,147

			1,047,954

Biotechnology — 0.1%
AbbVie, Inc.:
2.95%, 11/21/26(b)		50	50,908
4.50%, 05/14/35		175	197,374
4.05%, 11/21/39(b)		49	51,502
Amgen, Inc.:
4.40%, 05/01/45		101	113,175
4.66%, 06/15/51		5	5,891
Gilead Sciences, Inc.:
3.50%, 02/01/25		106	112,516
3.65%, 03/01/26		2	2,154
4.60%, 09/01/35		38	45,377
4.80%, 04/01/44		33	39,659
4.75%, 03/01/46		13	15,633

			634,189

Building Products — 0.0%
Johnson Controls International plc, 4.63%, 07/02/44(e)		25	27,481
Owens Corning:
3.95%, 08/15/29		30	31,228

Security	Par (000)		Value

Building Products (continued)
4.30%, 07/15/47	USD	3	$2,848

			61,557

Capital Markets — 0.6%
Bank of New York Mellon Corp. (The)(a):
Series E, (LIBOR USD 3 Month + 3.42%), 4.95%(h)		65	65,650
(LIBOR USD 3 Month + 1.07%), 3.44%, 02/07/28		90	95,499
Charles Schwab Corp. (The), 3.20%, 03/02/27		45	47,103
CME Group, Inc., 3.75%, 06/15/28		14	15,468
Credit Suisse Group AG, (LIBOR USD 3 Month + 1.20%), 3.00%, 12/14/23(a)(b)		250	254,683
Deutsche Bank AG:
2.70%, 07/13/20		102	102,072
3.15%, 01/22/21		100	100,455
E*TRADE Financial Corp., 3.80%, 08/24/27		10	10,399
Goldman Sachs Group, Inc. (The):
2.75%, 09/15/20		71	71,335
2.35%, 11/15/21		186	186,739
3.63%, 02/20/24		40	41,990
4.00%, 03/03/24		40	42,625
3.50%, 01/23/25		10	10,498
3.75%, 02/25/26		17	17,995
(LIBOR USD 3 Month + 1.17%), 3.08%, 05/15/26(a)		40	40,416
3.85%, 01/26/27		50	53,227
(LIBOR USD 3 Month + 1.51%), 3.69%, 06/05/28(a)		230	244,717
(LIBOR USD 3 Month + 1.37%), 4.02%, 10/31/38(a)		55	59,773
(LIBOR USD 3 Month + 1.43%), 4.41%, 04/23/39(a)		8	9,116
Intercontinental Exchange, Inc.:
3.75%, 12/01/25		92	99,077
3.10%, 09/15/27		4	4,191
3.75%, 09/21/28		80	87,355
Moody’s Corp., 4.88%, 02/15/24		13	14,297
Morgan Stanley:
3.13%, 01/23/23		2	2,056
3.75%, 02/25/23		156	163,365
(SOFR + 1.15%), 2.72%, 07/22/25(a)		1	1,013
3.63%, 01/20/27		280	298,148
(LIBOR USD 3 Month + 1.34%), 3.59%, 07/22/28(a)		130	138,231
(LIBOR USD 3 Month + 1.14%), 3.77%, 01/24/29(a)		100	107,645
Northern Trust Corp., 3.15%, 05/03/29		10	10,506
Nuveen LLC, 4.00%, 11/01/28(b)		5	5,568
State Street Corp.:
2.65%, 05/19/26		38	38,681
(LIBOR USD 3 Month + 1.03%), 4.14%, 12/03/29(a)		5	5,580
UBS Group AG(b):
2.95%, 09/24/20		335	337,343
(LIBOR USD 3 Month + 0.95%), 2.86%, 08/15/23(a)		200	203,207
4.13%, 04/15/26		200	217,517

			3,203,540

Chemicals — 0.1%
Dow Chemical Co. (The):
9.00%, 04/01/21		55	59,783
4.55%, 11/30/25		25	27,626
3.63%, 05/15/26		87	91,557
4.38%, 11/15/42		82	87,590

40	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Chemicals (continued)
DuPont de Nemours, Inc.:
4.49%, 11/15/25	USD	178	$196,047
4.73%, 11/15/28		10	11,355
5.42%, 11/15/48		40	49,355
LYB International Finance III LLC, 4.20%, 10/15/49		35	36,531
Methanex Corp., 5.25%, 12/15/29		20	20,667
Sherwin-Williams Co. (The):
4.00%, 12/15/42		16	16,507
4.50%, 06/01/47		15	17,050

			614,068

Commercial Services &Supplies — 0.1%
KAR Auction Services, Inc., 5.13%, 06/01/25(b)		32	33,280
Nielsen Co. Luxembourg SARL (The), 5.00%, 02/01/25(b)		16	16,480
RELX Capital, Inc.:
3.50%, 03/16/23		115	119,415
4.00%, 03/18/29		80	86,894
Republic Services, Inc.:
3.55%, 06/01/22		24	24,796
4.75%, 05/15/23		75	80,769
2.90%, 07/01/26		42	43,031
3.95%, 05/15/28		93	102,486
Waste Management, Inc.:
3.13%, 03/01/25		10	10,450
3.90%, 03/01/35		24	26,457
4.00%, 07/15/39		81	90,761
Waste Pro USA, Inc., 5.50%, 02/15/26(b)		16	16,680

			651,499

Communications Equipment — 0.0%
Motorola Solutions, Inc.:
4.60%, 05/23/29		119	129,906
5.50%, 09/01/44		8	8,923

			138,829

Construction Materials — 0.0%
Cemex SAB de CV, 3.72%, 03/15/20(j)		7	7,011

Consumer Finance — 0.3%
American Express Co.:
2.75%, 05/20/22		5	5,092
2.50%, 08/01/22		25	25,299
3.70%, 08/03/23		70	73,598
3.40%, 02/22/24		14	14,645
2.50%, 07/30/24		38	38,444
4.20%, 11/06/25		65	71,664
3.13%, 05/20/26		100	104,013
American Express Credit Corp.:
2.25%, 05/05/21		63	63,304
2.70%, 03/03/22		2	2,033
American Honda Finance Corp., 2.15%, 09/10/24		55	55,043
Capital One Financial Corp.:
4.75%, 07/15/21		15	15,622
3.90%, 01/29/24		176	186,681
3.75%, 04/24/24		95	100,056
3.30%, 10/30/24		60	62,489
Discover Financial Services, 4.10%, 02/09/27		17	18,319
Ford Motor Credit Co. LLC, 5.11%, 05/03/29		200	206,119
General Motors Financial Co., Inc.:
4.20%, 11/06/21		29	30,067
3.55%, 07/08/22		5	5,147
4.00%, 01/15/25		140	147,172
Navient Corp.:
5.88%, 03/25/21		18	18,594

Security	Par (000)		Value

Consumer Finance (continued)
6.63%, 07/26/21	USD	22	$23,265
6.50%, 06/15/22		30	32,513
7.25%, 09/25/23		16	18,080
5.88%, 10/25/24		16	17,120
6.75%, 06/25/25		16	17,664
6.75%, 06/15/26		16	17,586
Synchrony Financial:
2.70%, 02/03/20		52	52,018
4.38%, 03/19/24		40	42,680
4.25%, 08/15/24		20	21,347
Toyota Motor Credit Corp.:
3.05%, 01/11/28		50	52,733
3.65%, 01/08/29		20	21,896

			1,560,303

Containers & Packaging — 0.0%
International Paper Co.:
6.00%, 11/15/41		32	39,945
4.80%, 06/15/44		18	19,783
Owens-Brockway Glass Container, Inc.(b):
5.00%, 01/15/22		16	16,608
5.88%, 08/15/23		23	24,552

			100,888

Distributors — 0.0%(b)
American Builders &Contractors Supply Co., Inc.:
5.88%, 05/15/26		21	22,313
4.00%, 01/15/28		21	21,315
Performance Food Group, Inc., 5.50%, 10/15/27		35	37,406

			81,034

Diversified Consumer Services — 0.1%
American University (The), 3.67%, 04/01/49		82	87,950
Claremont Mckenna College, 3.38%, 01/01/50		56	55,619
George Washington University (The), Series 2018, 4.13%, 09/15/48		31	35,786
University of Southern California, 3.03%, 10/01/39		21	21,112
Wesleyan University, 4.78%, 07/01/2116		45	50,484

			250,951

Diversified Financial Services — 0.1%
AXA Equitable Holdings, Inc.:
3.90%, 04/20/23		10	10,480
5.00%, 04/20/48		20	21,526
Shell International Finance BV:
3.50%, 11/13/23		50	52,691
3.25%, 05/11/25		12	12,720
2.88%, 05/10/26		15	15,565
2.50%, 09/12/26		6	6,100
4.13%, 05/11/35		103	120,521
6.38%, 12/15/38		14	20,434
3.63%, 08/21/42		20	21,396
4.55%, 08/12/43		5	6,098
4.38%, 05/11/45		20	23,876
4.00%, 05/10/46		6	6,838

			318,245

Diversified Telecommunication Services — 0.5%
AT&T, Inc.:
3.00%, 02/15/22		10	10,201
3.20%, 03/01/22		13	13,309
3.80%, 03/15/22		89	92,383
3.00%, 06/30/22		130	132,801
3.55%, 06/01/24		53	55,741
3.60%, 07/15/25		64	67,747

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (continued) December 31, 2019	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Diversified Telecommunication Services (continued)
4.13%, 02/17/26	USD	18	$19,511
4.25%, 03/01/27		46	50,526
4.30%, 02/15/30		85	94,451
4.50%, 05/15/35		300	334,298
5.25%, 03/01/37		10	11,948
4.90%, 08/15/37		15	17,271
6.35%, 03/15/40		18	23,380
6.00%, 08/15/40		57	73,008
5.35%, 09/01/40		2	2,414
5.15%, 03/15/42		23	26,875
4.80%, 06/15/44		100	114,099
4.85%, 07/15/45		8	9,137
4.75%, 05/15/46		2	2,263
5.15%, 11/15/46		5	5,987
5.45%, 03/01/47		2	2,485
CCO Holdings LLC(b):
5.75%, 02/15/26		67	70,686
5.50%, 05/01/26		39	41,096
5.13%, 05/01/27		85	89,675
5.88%, 05/01/27		21	22,208
5.00%, 02/01/28		67	70,305
5.38%, 06/01/29		41	43,870
4.75%, 03/01/30		46	46,829
Frontier Communications Corp., 8.00%, 04/01/27(b)		53	55,385
Oi SA, 10.00%, (10.00% Cash or 4.00% PIK), 07/27/25(k)		20	18,013
Verizon Communications, Inc.:
(LIBOR USD 3 Month + 0.55%), 2.45%, 05/22/20(a)		75	75,130
4.13%, 03/16/27		403	447,426
4.50%, 08/10/33		23	26,848
4.40%, 11/01/34		15	17,389
4.27%, 01/15/36		305	345,429

			2,530,124

Electric Utilities — 0.8%
AEP Texas, Inc.:
3.95%, 06/01/28		130	141,368
Series H, 3.45%, 01/15/50		5	5,005
AEP Transmission Co. LLC:
4.25%, 09/15/48		24	27,572
3.80%, 06/15/49		45	48,157
3.15%, 09/15/49		45	43,542
Alabama Power Co.:
Series 13-A, 3.55%, 12/01/23		10	10,554
4.15%, 08/15/44		10	11,150
3.75%, 03/01/45		75	79,510
Series B, 3.70%, 12/01/47		10	10,565
Series A, 4.30%, 07/15/48		12	13,908
3.45%, 10/01/49		35	35,910
Baltimore Gas & Electric Co.:
3.50%, 08/15/46		50	50,923
3.75%, 08/15/47		30	32,029
4.25%, 09/15/48		10	11,440
3.20%, 09/15/49		30	29,404
CenterPoint Energy Houston Electric LLC:
4.50%, 04/01/44		5	5,977
3.95%, 03/01/48		20	22,468
Series AC, 4.25%, 02/01/49		2	2,354
Commonwealth Edison Co.:
Series 122, 2.95%, 08/15/27		11	11,399
4.60%, 08/15/43		10	11,957
Dayton Power & Light Co. (The), 3.95%, 06/15/49(b)		51	52,272

Security	Par (000)		Value

Electric Utilities (continued)
DTE Electric Co., Series A, 4.05%, 05/15/48	USD	75	$87,078
Duke Energy Carolinas LLC:
3.05%, 03/15/23		15	15,462
3.95%, 11/15/28		12	13,330
2.45%, 08/15/29		79	78,469
3.88%, 03/15/46		25	27,752
3.70%, 12/01/47		20	21,524
3.20%, 08/15/49		55	54,817
Duke Energy Corp., 4.80%, 12/15/45		5	5,930
Duke Energy Florida LLC:
3.80%, 07/15/28		15	16,432
2.50%, 12/01/29		137	136,637
6.40%, 06/15/38		43	62,050
3.40%, 10/01/46		25	25,474
Duke Energy Ohio, Inc., 3.65%, 02/01/29		130	141,290
Duke Energy Progress LLC:
3.00%, 09/15/21		25	25,459
3.25%, 08/15/25		59	61,981
3.70%, 09/01/28		135	147,309
3.45%, 03/15/29		20	21,439
4.10%, 05/15/42		5	5,659
4.10%, 03/15/43		30	33,614
4.20%, 08/15/45		15	17,086
3.70%, 10/15/46		10	10,707
Edison International:
2.40%, 09/15/22		11	10,973
3.13%, 11/15/22		1	1,016
3.55%, 11/15/24		14	14,341
Entergy Louisiana LLC:
5.40%, 11/01/24		20	22,907
4.20%, 09/01/48		65	75,240
Eversource Energy, Series L, 2.90%, 10/01/24		35	35,780
Exelon Corp., 4.45%, 04/15/46		25	28,107
FirstEnergy Transmission LLC(b):
4.35%, 01/15/25		175	188,063
4.55%, 04/01/49		50	57,321
Florida Power & Light Co.:
(LIBOR USD 3 Month + 0.40%), 2.31%, 05/06/22(a)		355	355,011
3.95%, 03/01/48		76	86,734
3.15%, 10/01/49		60	60,691
MidAmerican Energy Co.:
3.65%, 04/15/29		20	21,871
4.25%, 07/15/49		42	50,422
3.15%, 04/15/50		30	29,635
Mid-Atlantic Interstate Transmission LLC, 4.10%, 05/15/28(b)		19	20,795
Northern States Power Co.:
3.40%, 08/15/42		65	68,058
4.00%, 08/15/45		25	28,383
2.90%, 03/01/50		20	19,107
NSTAR Electric Co.:
3.20%, 05/15/27		15	15,731
3.25%, 05/15/29		10	10,560
Ohio Power Co.:
Series G, 6.60%, 02/15/33		50	67,837
4.00%, 06/01/49		29	32,573
Oncor Electric Delivery Co. LLC:
3.70%, 11/15/28		65	71,154
4.55%, 12/01/41		20	23,964
4.10%, 11/15/48		2	2,290
3.80%, 06/01/49		33	35,887
3.10%, 09/15/49		25	24,436
Public Service Electric & Gas Co.:
2.38%, 05/15/23		10	10,135

42	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric Utilities (continued)
3.00%, 05/15/25	USD 4	$4,155
3.00%, 05/15/27	8	8,278
3.65%, 09/01/28	80	87,263
3.20%, 05/15/29	5	5,276
Tampa Electric Co.:
4.30%, 06/15/48	19	22,147
4.45%, 06/15/49	44	52,174
Trans-Allegheny Interstate Line Co., 3.85%, 06/01/25(b)	159	168,736
Virginia Electric & Power Co.:
Series C, 2.75%, 03/15/23	97	98,786
Series A, 3.50%, 03/15/27	66	70,606
4.00%, 01/15/43	39	43,124
Series C, 4.00%, 11/15/46	40	44,148
3.30%, 12/01/49	3	3,029
Vistra Operations Co. LLC, 4.30%, 07/15/29(b)	110	112,221

		3,855,928

Electronic Equipment, Instruments & Components — 0.0%
Amphenol Corp., 3.20%, 04/01/24	20	20,753
Corning, Inc.:
3.70%, 11/15/23	10	10,423
4.38%, 11/15/57	35	35,917
Tyco Electronics Group SA:
3.45%, 08/01/24	15	15,719
3.13%, 08/15/27	14	14,421

		97,233

Energy Equipment & Services — 0.0%(b)
Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 12/01/21	10	9,822
Odebrecht Offshore Drilling Finance Ltd., 6.72%, 12/01/22	10	9,619

		19,441

Entertainment — 0.0%
NBCUniversal Media LLC, 5.95%, 04/01/41	60	82,561
Walt Disney Co. (The):
6.40%, 12/15/35	62	88,123
4.75%, 09/15/44	5	6,246
2.75%, 09/01/49	19	17,937

		194,867

Equity Real Estate Investment Trusts (REITs) — 0.2%
American Tower Corp.:
2.25%, 01/15/22	10	10,033
3.00%, 06/15/23	45	45,995
2.95%, 01/15/25	10	10,219
4.00%, 06/01/25	20	21,404
2.75%, 01/15/27	12	11,987
3.13%, 01/15/27	14	14,331
3.95%, 03/15/29	21	22,588
Boston Properties LP, 3.85%, 02/01/23	10	10,479
CC Holdings GS V LLC, 3.85%, 04/15/23	32	33,544
Crown Castle International Corp.:
4.88%, 04/15/22	4	4,238
5.25%, 01/15/23	10	10,863
3.20%, 09/01/24	120	124,135
4.45%, 02/15/26	6	6,574
3.70%, 06/15/26	96	101,486
3.65%, 09/01/27	13	13,758
3.10%, 11/15/29	87	88,115
5.20%, 02/15/49	35	42,585
Equinix, Inc., 2.63%, 11/18/24	52	52,097
MGM Growth Properties Operating Partnership LP:
5.63%, 05/01/24	37	40,468

Security	Par (000)	Value

Equity Real Estate Investment Trusts (REITs) (continued)
4.50%, 09/01/26	USD 16	$16,840
5.75%, 02/01/27(b)	28	31,220
Realty Income Corp.:
4.13%, 10/15/26	40	43,896
3.00%, 01/15/27	5	5,145
Ryman Hospitality Properties, Inc., 4.75%, 10/15/27(b)	23	23,747

		785,747

Food & Staples Retailing — 0.1%
Albertsons Cos., Inc.:
5.75%, 03/15/25	41	42,435
7.50%, 03/15/26(b)	21	23,572
5.88%, 02/15/28(b)	25	26,563
Alimentation Couche-Tard, Inc., 3.55%, 07/26/27(b)	135	138,865
Walmart, Inc.:
3.55%, 06/26/25	60	64,455
3.70%, 06/26/28	16	17,629
3.25%, 07/08/29	94	100,892
3.95%, 06/28/38	43	49,813
3.63%, 12/15/47	8	8,904

		473,128

Food Products — 0.1%
Marfrig Holdings Europe BV, 8.00%, 06/08/23(b)	200	208,375
Pilgrim’s Pride Corp., 5.88%, 09/30/27(b)	28	30,275
Post Holdings, Inc.(b):
5.00%, 08/15/26	48	50,700
5.75%, 03/01/27	44	47,190
5.63%, 01/15/28	32	34,480
5.50%, 12/15/29	25	26,658
Simmons Foods, Inc., 5.75%, 11/01/24(b)	16	16,080
Tyson Foods, Inc.:
3.95%, 08/15/24	5	5,362
3.55%, 06/02/27	67	71,240
4.55%, 06/02/47	10	11,449
5.10%, 09/28/48	10	12,592

		514,401

Gas Utilities — 0.0%
Atmos Energy Corp., 3.38%, 09/15/49	30	30,466
Dominion Energy Gas Holdings LLC, 4.80%, 11/01/43	15	17,153
Piedmont Natural Gas Co., Inc., 3.64%, 11/01/46	7	6,965

		54,584

Health Care Equipment & Supplies — 0.1%
Abbott Laboratories:
3.40%, 11/30/23	14	14,719
3.75%, 11/30/26	207	226,179
Covidien International Finance SA, 2.95%, 06/15/23	35	36,003
Medtronic, Inc., 3.50%, 03/15/25	16	17,152

		294,053

Health Care Providers & Services — 0.5%
Aetna, Inc.:
4.50%, 05/15/42	27	29,125
4.13%, 11/15/42	3	3,074
4.75%, 03/15/44	20	22,342
Anthem, Inc.:
3.70%, 08/15/21	7	7,164
3.50%, 08/15/24	7	7,339
2.38%, 01/15/25	16	15,981
3.65%, 12/01/27	4	4,236
4.10%, 03/01/28	12	13,039

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (continued) December 31, 2019	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care Providers & Services (continued)
Baylor Scott & White Holdings, 4.19%, 11/15/45	USD 35	$39,144
CHRISTUS Health, Series C, 4.34%, 07/01/28	47	51,925
Cigna Corp.:
3.30%, 02/25/21(b)	19	19,243
3.90%, 02/15/22(b)	30	31,071
3.75%, 07/15/23	35	36,708
3.50%, 06/15/24(b)	30	31,335
3.25%, 04/15/25(b)	50	51,856
3.05%, 10/15/27(b)	12	12,171
4.38%, 10/15/28	82	90,847
CommonSpirit Health:
3.35%, 10/01/29	31	31,190
4.35%, 11/01/42	30	30,814
4.19%, 10/01/49	32	31,995
CVS Health Corp.:
3.70%, 03/09/23	8	8,339
4.10%, 03/25/25	87	93,409
4.88%, 07/20/35	7	8,051
4.78%, 03/25/38	84	95,497
5.13%, 07/20/45	152	180,320
Encompass Health Corp.:
4.50%, 02/01/28	16	16,580
4.75%, 02/01/30	16	16,600
HCA, Inc.:
4.75%, 05/01/23	80	85,705
5.00%, 03/15/24	20	21,863
5.25%, 04/15/25	167	186,858
4.50%, 02/15/27	7	7,550
4.13%, 06/15/29	99	105,047
Montefiore Obligated Group, Series 18-C, 5.25%, 11/01/48	37	41,685
Ochsner Clinic Foundation, 5.90%, 05/15/45	21	27,793
PeaceHealth Obligated Group, Series 2018, 4.79%, 11/15/48	7	8,619
RWJ Barnabas Health, Inc., 3.48%, 07/01/49	17	16,801
Select Medical Corp., 6.25%, 08/15/26(b)	18	19,485
Spectrum Health System Obligated Group,
Series 19A, 3.49%, 07/15/49	28	28,039
SSM Health Care Corp., Series 2018, 3.69%, 06/01/23	49	51,126
Sutter Health, Series 2018, 3.70%, 08/15/28	40	42,868
Tenet Healthcare Corp.:
5.13%, 05/01/25	44	45,320
6.25%, 02/01/27(b)	51	54,889
Toledo Hospital (The), 5.75%, 11/15/38	13	14,861
UnitedHealth Group, Inc.:
3.75%, 07/15/25	212	229,015
3.70%, 12/15/25	65	70,354
3.10%, 03/15/26	22	23,045
3.85%, 06/15/28	51	56,278
2.88%, 08/15/29	7	7,205
5.80%, 03/15/36	13	17,264
3.50%, 08/15/39	50	52,510
5.70%, 10/15/40	5	6,603
4.63%, 11/15/41	24	28,629
4.75%, 07/15/45	5	6,157
3.75%, 10/15/47	24	25,833

		2,260,797

Hotels, Restaurants & Leisure — 0.2%
1011778 BC ULC, 5.00%, 10/15/25(b)	90	92,925
Boyd Gaming Corp.:
6.38%, 04/01/26	22	23,671
6.00%, 08/15/26	20	21,450

Security	Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Caesars Resort Collection LLC, 5.25%, 10/15/25(b)	USD 53	$54,855
Cedar Fair LP:
5.38%, 04/15/27	16	17,217
5.25%, 07/15/29(b)	16	17,240
Churchill Downs, Inc.(b):
5.50%, 04/01/27	21	22,260
4.75%, 01/15/28	16	16,520
Eldorado Resorts, Inc., 6.00%, 09/15/26	18	19,822
McDonald’s Corp.:
3.70%, 01/30/26	70	75,533
6.30%, 03/01/38	23	31,156
3.70%, 02/15/42	19	19,298
3.63%, 05/01/43	41	40,854
4.88%, 12/09/45	12	14,467
4.45%, 03/01/47	12	13,645
4.45%, 09/01/48	20	22,923
3.63%, 09/01/49	113	114,946
Scientific Games International, Inc., 5.00%, 10/15/25(b)	34	35,572
Six Flags Entertainment Corp., 5.50%, 04/15/27(b)	16	17,060
Station Casinos LLC, 5.00%, 10/01/25(b)	18	18,315
Viking Cruises Ltd., 5.88%, 09/15/27(b)	28	29,925
Wynn Las Vegas LLC(b):
5.50%, 03/01/25	60	64,200
5.25%, 05/15/27	30	31,875
Wynn Resorts Finance LLC, 5.13%, 10/01/29(b)	25	26,813

		842,542

Household Durables — 0.0%
Brookfield Residential Properties, Inc., 6.25%, 09/15/27(b)	19	20,045
Century Communities, Inc., 6.75%, 06/01/27(b)(e)	16	17,155
Mattamy Group Corp., 6.50%, 10/01/25(b)	16	17,080
Tempur Sealy International, Inc., 5.50%, 06/15/26	21	22,129

		76,409

Household Products — 0.0%
Spectrum Brands, Inc., 5.75%, 07/15/25	28	29,225

Independent Power and Renewable Electricity Producers — 0.0%
Calpine Corp., 5.50%, 02/01/24	16	16,240
NRG Energy, Inc., 4.45%, 06/15/29(b)	25	26,190

		42,430

Industrial Conglomerates — 0.1%
3M Co.:
2.00%, 02/14/25	32	31,828
3.00%, 08/07/25	40	42,060
2.38%, 08/26/29	76	74,990
General Electric Co.:
5.88%, 01/14/38	33	40,114
6.88%, 01/10/39	54	72,173
4.13%, 10/09/42	8	8,253
Honeywell International, Inc., 2.70%, 08/15/29	45	46,059

		315,477

Insurance — 0.1%
Ambac Assurance Corp., 5.10%, 06/07/20(b)	5	7,155
Ambac LSNI LLC, (LIBOR USD 3 Month + 5.00%), 6.94%, 02/12/23(a)(b)	27	27,541
Aon Corp.:
4.50%, 12/15/28	122	137,450
3.75%, 05/02/29	104	111,288
Aon plc:
3.88%, 12/15/25	4	4,306

44	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
4.75%, 05/15/45	USD 20	$23,588
Hartford Financial Services Group, Inc. (The):
4.30%, 04/15/43	15	16,700
3.60%, 08/19/49	5	5,131
Marsh & McLennan Cos., Inc.:
3.30%, 03/14/23	10	10,347
4.05%, 10/15/23	35	37,237
3.50%, 06/03/24	138	144,975
4.38%, 03/15/29	67	76,389
4.20%, 03/01/48	15	17,074
Principal Financial Group, Inc., 3.70%, 05/15/29	30	32,718
Travelers Cos., Inc. (The), 6.75%, 06/20/36	5	7,240
Trinity Acquisition plc, 4.40%, 03/15/26	20	21,748
Willis North America, Inc.:
3.60%, 05/15/24	16	16,718
3.88%, 09/15/49	5	4,988

		702,593

Internet & Direct Marketing Retail — 0.1%
Amazon.com, Inc., 3.88%, 08/22/37	75	85,244
Expedia Group, Inc.:
3.80%, 02/15/28	30	30,686
3.25%, 02/15/30(b)	110	105,871

		221,801

IT Services — 0.4%
Fidelity National Information Services, Inc., 3.00%, 08/15/26	177	183,159
Fiserv, Inc.:
3.85%, 06/01/25	20	21,342
3.20%, 07/01/26	217	224,735
4.20%, 10/01/28	120	133,109
3.50%, 07/01/29	60	63,065
Global Payments, Inc.:
3.80%, 04/01/21	20	20,393
3.75%, 06/01/23	25	26,041
4.00%, 06/01/23	4	4,209
2.65%, 02/15/25	30	30,137
4.80%, 04/01/26	117	130,234
3.20%, 08/15/29	87	88,671
IBM Credit LLC, 3.45%, 11/30/20	100	101,544
International Business Machines Corp.:
3.00%, 05/15/24	100	103,772
3.30%, 05/15/26	350	369,480
5.60%, 11/30/39	5	6,608
Mastercard, Inc.:
2.95%, 11/21/26	20	20,809
2.95%, 06/01/29	100	104,360
3.65%, 06/01/49	20	22,218
PayPal Holdings, Inc.:
2.40%, 10/01/24	40	40,394
2.65%, 10/01/26	35	35,492
2.85%, 10/01/29	70	70,650
Visa, Inc., 4.30%, 12/14/45	13	15,981
Zayo Group LLC:
6.38%, 05/15/25	30	30,925
5.75%, 01/15/27(b)	53	53,861

		1,901,189

Leisure Products — 0.0%
Hasbro, Inc.:
2.60%, 11/19/22	40	40,245
3.90%, 11/19/29	15	15,109

		55,354

Security	Par (000)	Value

Life Sciences Tools & Services — 0.1%
Agilent Technologies, Inc.:
3.88%, 07/15/23	USD 9	$9,445
3.05%, 09/22/26	115	117,628
2.75%, 09/15/29	20	19,858
Thermo Fisher Scientific, Inc.:
2.95%, 09/19/26	137	140,890
2.60%, 10/01/29	80	79,139

		366,960

Machinery — 0.0%
Parker-Hannifin Corp.:
2.70%, 06/14/24	30	30,650
3.25%, 06/14/29	27	28,208
Terex Corp., 5.63%, 02/01/25(b)	18	18,585

		77,443

Media — 0.4%
Charter Communications Operating LLC:
4.50%, 02/01/24	89	95,784
4.91%, 07/23/25	81	89,195
4.20%, 03/15/28	9	9,595
6.38%, 10/23/35	139	174,952
6.48%, 10/23/45	112	138,849
5.75%, 04/01/48	25	29,198
5.13%, 07/01/49	20	21,767
4.80%, 03/01/50	47	49,562
Clear Channel Worldwide Holdings, Inc., 5.13%, 08/15/27(b)	41	42,693
Comcast Corp.:
3.15%, 03/01/26	82	85,969
2.35%, 01/15/27	15	14,988
3.15%, 02/15/28	36	37,742
4.25%, 01/15/33	34	39,409
4.20%, 08/15/34	18	20,543
6.50%, 11/15/35	40	56,728
3.20%, 07/15/36	205	209,881
4.60%, 10/15/38	38	45,306
3.40%, 07/15/46	83	84,243
3.97%, 11/01/47	9	9,916
4.95%, 10/15/58	2	2,606
Cox Communications, Inc.(b):
3.15%, 08/15/24	198	203,611
3.35%, 09/15/26	2	2,064
Diamond Sports Group LLC, 6.63%, 08/15/27(b)	60	58,350
Discovery Communications LLC:
5.00%, 09/20/37	47	53,119
4.95%, 05/15/42	15	16,639
5.20%, 09/20/47	39	45,462
Fox Corp., 4.03%, 01/25/24(b)	20	21,313
Gray Television, Inc.(b):
5.88%, 07/15/26	23	24,467
7.00%, 05/15/27	25	27,781
Meredith Corp., 6.88%, 02/01/26	41	42,628
Nexstar Broadcasting, Inc., 5.63%, 07/15/27(b)	37	38,991
Outfront Media Capital LLC, 5.00%, 08/15/27(b)	21	21,998
Time Warner Cable LLC:
5.00%, 02/01/20	89	89,167
4.13%, 02/15/21	80	81,295
6.55%, 05/01/37	20	24,535
5.50%, 09/01/41	29	32,396
4.50%, 09/15/42	9	9,201
ViacomCBS, Inc.:
6.88%, 04/30/36	35	46,866
4.38%, 03/15/43	45	47,712

		2,146,521

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (continued) December 31, 2019	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Metals & Mining — 0.1%
Anglo American Capital plc, 3.63%, 09/11/24(b)	USD 200	$207,490
ArcelorMittal SA:
3.60%, 07/16/24	8	8,204
6.13%, 06/01/25	2	2,298
4.55%, 03/11/26	29	30,796
Barrick Gold Corp., 5.25%, 04/01/42	29	34,610
Newmont Goldcorp Corp., 2.80%, 10/01/29	55	54,492
Nucor Corp., 5.20%, 08/01/43	16	19,763
Steel Dynamics, Inc., 5.13%, 10/01/21	38	38,023
Teck Resources Ltd., 6.13%, 10/01/35	27	31,751

		427,427

Multiline Retail — 0.0%
Dollar General Corp.:
3.88%, 04/15/27	10	10,708
4.13%, 05/01/28	2	2,185

		12,893

Multi-Utilities — 0.0%
Ameren Illinois Co.:
3.80%, 05/15/28	50	54,520
3.25%, 03/15/50	40	40,508
Consumers Energy Co.:
3.80%, 11/15/28	3	3,318
3.95%, 07/15/47	8	8,966
4.05%, 05/15/48	15	17,309
4.35%, 04/15/49	2	2,428
3.75%, 02/15/50	50	55,273
3.10%, 08/15/50	20	19,965

		202,287

Oil, Gas & Consumable Fuels — 1.0%
Boardwalk Pipelines LP, 4.80%, 05/03/29	15	16,080
BP Capital Markets America, Inc.:
3.79%, 02/06/24	56	59,600
3.80%, 09/21/25	57	61,690
3.41%, 02/11/26	18	19,179
3.12%, 05/04/26	35	36,575
3.94%, 09/21/28	11	12,158
BP Capital Markets plc:
3.81%, 02/10/24	3	3,205
3.28%, 09/19/27	16	16,837
Cameron LNG LLC(b):
3.30%, 01/15/35	70	70,699
3.40%, 01/15/38	75	75,274
Cheniere Corpus Christi Holdings LLC:
5.88%, 03/31/25	99	111,321
5.13%, 06/30/27	126	139,253
Chevron Corp., 2.90%, 03/03/24	80	82,926
Citgo Holding, Inc., 9.25%, 08/01/24(b)	34	36,465
Concho Resources, Inc., 3.75%,10/01/27	55	57,851
Diamondback Energy,Inc., 3.50%, 12/01/29	130	132,288
Enbridge Energy Partners LP, 7.38%, 10/15/45	7	10,458
Enbridge, Inc.:
2.90%, 07/15/22	28	28,525
3.70%, 07/15/27	5	5,296
(LIBOR USD 3 Month + 3.42%), 5.50%, 07/15/77(a)	70	72,220
Energy Transfer Operating LP:
3.60%, 02/01/23	19	19,463
5.88%, 01/15/24	33	36,536
4.20%, 04/15/27	6	6,284
5.50%, 06/01/27	24	26,982
6.50%, 02/01/42	138	164,151
6.13%, 12/15/45	5	5,799
5.30%, 04/15/47	9	9,608

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Enterprise Products Operating LLC:
3.75%, 02/15/25	USD 10	$10,658
3.13%, 07/31/29	6	6,174
Series D, 6.88%, 03/01/33	9	12,273
Series H, 6.65%, 10/15/34	5	6,798
5.95%, 02/01/41	10	12,906
4.45%, 02/15/43	67	73,738
4.85%, 03/15/44	19	21,985
5.10%, 02/15/45	25	29,972
4.90%, 05/15/46	5	5,864
4.25%, 02/15/48	4	4,298
EOG Resources, Inc., 4.15%, 01/15/26	10	10,993
Exxon Mobil Corp.:
2.73%, 03/01/23	20	20,486
2.02%, 08/16/24	11	11,040
2.71%, 03/06/25	94	97,185
3.04%, 03/01/26	6	6,295
2.28%, 08/16/26	87	87,587
3.00%, 08/16/39	13	13,035
4.11%, 03/01/46	10	11,740
Hess Corp., 6.00%, 01/15/40	37	43,721
Kinder Morgan Energy Partners LP:
6.50%, 02/01/37	36	44,905
6.95%, 01/15/38	23	30,472
6.38%, 03/01/41	13	16,326
5.00%, 03/01/43	15	16,452
Kinder Morgan, Inc.:
4.30%, 03/01/28	73	79,600
5.55%, 06/01/45	18	21,422
Marathon Petroleum Corp.:
3.63%, 09/15/24	35	36,765
5.85%, 12/15/45	25	28,710
MPLX LP:
4.50%, 07/15/23	2	2,126
5.25%, 01/15/25(b)	20	21,007
4.13%, 03/01/27	215	225,844
4.25%, 12/01/27(b)	52	54,751
4.50%, 04/15/38	7	7,123
NGPL PipeCo LLC, 4.38%, 08/15/22(b)	18	18,697
Northwest Pipeline LLC, 4.00%, 04/01/27	135	143,770
Occidental Petroleum Corp.:
2.60%, 08/13/21	53	53,392
3.20%, 08/15/26	10	10,120
6.45%, 09/15/36	45	55,279
0.00%, 10/10/36(l)	180	90,421
4.30%, 08/15/39	5	5,098
Petrobras Global Finance BV:
7.38%, 01/17/27	43	52,374
6.00%, 01/27/28	16	18,220
7.25%, 03/17/44	219	265,606
Plains All American Pipeline LP, 3.65%, 06/01/22	2	2,052
Sabine Pass Liquefaction LLC:
6.25%, 03/15/22	115	123,561
5.63%, 04/15/23(e)	100	108,842
5.63%, 03/01/25	282	317,619
5.88%, 06/30/26	74	85,065
Spectra Energy Partners LP, 4.50%, 03/15/45	48	52,964
Suncor Energy, Inc.:
3.60%, 12/01/24	18	19,104
6.80%, 05/15/38	20	28,494
6.50%, 06/15/38	13	18,097
Sunoco Logistics Partners Operations LP:
6.10%, 02/15/42	5	5,606
5.30%, 04/01/44	5	5,322

46	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
5.35%, 05/15/45	USD 48	$51,621
Texas Eastern Transmission LP(b):
3.50%, 01/15/28	60	61,643
4.15%, 01/15/48	30	31,908
Total Capital International SA:
2.75%, 06/19/21	10	10,135
3.75%, 04/10/24	20	21,423
2.43%, 01/10/25	50	50,635
TransCanada PipeLines Ltd.:
3.75%, 10/16/23	2	2,108
4.88%, 01/15/26	117	130,999
4.25%, 05/15/28	39	43,321
4.63%, 03/01/34	34	38,783
5.85%, 03/15/36	12	14,842
6.20%, 10/15/37	2	2,610
4.75%, 05/15/38	15	17,137
6.10%, 06/01/40	28	37,071
Transcontinental Gas Pipe Line Co. LLC:
7.85%, 02/01/26	41	52,109
4.00%, 03/15/28	80	85,118
4.60%, 03/15/48	20	21,933
Valero Energy Corp.:
3.65%, 03/15/25	31	32,977
3.40%, 09/15/26	86	90,147
Western Midstream Operating LP:
4.00%, 07/01/22	83	85,080
4.65%, 07/01/26	9	9,216
4.50%, 03/01/28	20	19,746
Williams Cos., Inc. (The):
4.55%, 06/24/24	16	17,275
4.00%, 09/15/25	22	23,343
3.75%, 06/15/27	37	38,593
Series A, 7.50%, 01/15/31	20	26,102
5.75%, 06/24/44	35	41,480

		4,926,032

Paper & Forest Products — 0.0%
Georgia-Pacific LLC:
5.40%, 11/01/20(b)	50	51,388
3.73%, 07/15/23(b)	60	62,819
3.60%, 03/01/25(b)	10	10,567
7.38%, 12/01/25	37	46,829
7.75%, 11/15/29	20	28,314

		199,917

Pharmaceuticals — 0.3%
Allergan Funding SCS:
3.80%, 03/15/25	136	142,923
4.55%, 03/15/35	77	84,178
Bausch Health Americas, Inc.(b):
9.25%, 04/01/26	46	52,836
8.50%, 01/31/27	53	60,356
Bausch Health Cos., Inc.(b):
5.88%, 05/15/23	29	29,254
9.00%, 12/15/25	46	52,311
7.00%, 01/15/28	23	25,387
7.25%, 05/30/29	23	26,278
Bristol-Myers Squibb Co.:
3.95%, 10/15/20(b)	10	10,163
2.25%, 08/15/21(b)	5	5,031
3.25%, 08/15/22(b)	60	62,000
3.55%, 08/15/22(b)	60	62,358
2.75%, 02/15/23(b)	170	173,262
3.25%, 11/01/23	3	3,141
3.20%, 06/15/26(b)	222	233,238
4.13%, 06/15/39(b)	5	5,771

Security	Par (000)	Value

Pharmaceuticals (continued)
GlaxoSmithKline Capital plc, 3.38%, 06/01/29	USD 15	$16,100
GlaxoSmithKline Capital, Inc., 3.88%, 05/15/28	105	115,982
Merck & Co., Inc., 3.90%, 03/07/39	2	2,288
Pfizer, Inc.:
3.00%, 06/15/23	5	5,199
5.80%, 08/12/23	13	14,693
Shire Acquisitions Investments Ireland DAC:
2.88%, 09/23/23	27	27,514
3.20%, 09/23/26	91	93,784
Takeda Pharmaceutical Co. Ltd., 5.00%, 11/26/28	200	233,018
Wyeth LLC, 5.95%, 04/01/37	100	136,598

		1,673,663

Road & Rail — 0.2%
Burlington Northern Santa Fe LLC:
3.00%, 04/01/25	10	10,411
6.15%, 05/01/37	8	11,214
5.75%, 05/01/40	38	51,309
5.05%, 03/01/41	10	12,396
5.40%, 06/01/41	10	12,940
4.95%, 09/15/41	4	4,900
4.40%, 03/15/42	2	2,317
CSX Corp.:
4.25%, 03/15/29	25	28,163
4.30%, 03/01/48	31	35,218
4.75%, 11/15/48	19	23,057
4.50%, 03/15/49	20	23,441
3.35%, 09/15/49	71	70,031
4.25%, 11/01/66	38	40,653
Norfolk Southern Corp.:
3.65%, 08/01/25	20	21,406
2.90%, 06/15/26	80	82,501
4.84%, 10/01/41	10	11,851
4.10%, 05/15/49	18	19,894
3.40%, 11/01/49	5	4,968
4.05%, 08/15/52	41	45,138
Penske Truck Leasing Co. LP(b):
4.45%, 01/29/26	20	21,564
3.40%, 11/15/26	20	20,419
Ryder System, Inc.:
3.45%, 11/15/21	6	6,135
3.40%, 03/01/23	35	36,099
3.75%, 06/09/23	6	6,269
Union Pacific Corp.:
3.15%, 03/01/24	26	27,068
2.75%, 03/01/26	58	59,444
3.38%, 02/01/35	1	1,036
3.60%, 09/15/37	96	100,159
3.55%, 08/15/39	4	4,157
3.84%, 03/20/60(b)	20	20,293

		814,451

Semiconductors & Semiconductor Equipment — 0.3%
Analog Devices, Inc., 3.50%, 12/05/26	29	30,428
Applied Materials, Inc.:
5.10%, 10/01/35	8	10,115
4.35%, 04/01/47	67	80,971
Broadcom Corp.:
2.38%, 01/15/20	115	115,005
3.13%, 01/15/25	16	16,195
3.88%, 01/15/27	199	206,713
Broadcom, Inc., 4.25%, 04/15/26(b)	89	94,533
Intel Corp., 4.10%, 05/11/47	2	2,324
KLA Corp.:
4.10%, 03/15/29	65	71,218

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (continued) December 31, 2019	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Semiconductors & Semiconductor Equipment (continued)
5.00%, 03/15/49	USD 30	$36,903
Lam Research Corp.:
2.75%, 03/15/20	60	60,030
3.75%, 03/15/26	70	75,050
4.88%, 03/15/49	35	43,831
NVIDIA Corp., 3.20%, 09/16/26	159	166,975
NXP BV(b):
4.63%, 06/01/23	255	272,621
4.88%, 03/01/24	3	3,272
5.55%, 12/01/28	25	29,222
QUALCOMM, Inc.:
4.80%, 05/20/45	20	24,506
4.30%, 05/20/47	30	34,418
Texas Instruments, Inc.:
2.25%, 09/04/29	47	46,408
3.88%, 03/15/39	15	16,958

		1,437,696

Software — 0.2%
Autodesk, Inc., 3.50%, 06/15/27	138	144,689
Microsoft Corp.:
3.50%, 02/12/35	139	153,160
4.20%, 11/03/35	39	46,401
3.45%, 08/08/36	125	137,002
4.10%, 02/06/37	5	5,915
3.70%, 08/08/46	57	64,453
Oracle Corp.:
2.50%, 05/15/22	5	5,066
2.65%, 07/15/26	109	111,505
3.90%, 05/15/35	90	100,383
3.85%, 07/15/36	29	31,798
3.80%, 11/15/37	5	5,465
5.38%, 07/15/40	11	14,298
4.00%, 07/15/46	20	22,263

		842,398

Specialty Retail — 0.0%
Home Depot, Inc. (The):
2.80%, 09/14/27	9	9,362
3.90%, 12/06/28	20	22,462
2.95%, 06/15/29	30	31,215
Lowe’s Cos., Inc.:
4.38%, 09/15/45	55	61,394
3.70%, 04/15/46	18	18,362

		142,795

Technology Hardware, Storage & Peripherals — 0.1%
Apple, Inc.:
3.00%, 02/09/24	62	64,391
3.35%, 02/09/27	7	7,456
3.85%, 05/04/43	223	250,012
4.25%, 02/09/47	2	2,395
Dell International LLC, 8.10%, 07/15/36(b)	85	111,769
Hewlett Packard Enterprise Co., 6.35%, 10/15/45(e)	30	36,124
HP, Inc., 6.00%, 09/15/41	15	16,632
Seagate HDD Cayman:
4.25%, 03/01/22	8	8,281
5.75%, 12/01/34	13	13,620

		510,680

Thrifts & Mortgage Finance — 0.1%(b)
BPCE SA, 2.70%, 10/01/29	250	248,180
Nationstar Mortgage Holdings, Inc.:
8.13%, 07/15/23	32	33,873

Security	Par (000)	Value

Thrifts & Mortgage Finance (continued)
9.13%, 07/15/26	USD 25	$27,687

		309,740

Tobacco — 0.2%
Altria Group, Inc.:
2.85%, 08/09/22	4	4,077
4.40%, 02/14/26	111	120,673
4.80%, 02/14/29	82	91,403
5.80%, 02/14/39	165	194,125
BAT Capital Corp.:
3.22%, 08/15/24	30	30,686
3.22%, 09/06/26	10	10,077
3.56%, 08/15/27	42	42,883
4.54%, 08/15/47	44	44,252
BAT International Finance plc, 3.95%, 06/15/25(b)	20	21,158
Philip Morris International, Inc.:
2.88%, 05/01/24	51	52,499
4.50%, 03/20/42	3	3,409
3.88%, 08/21/42	2	2,083
Reynolds American, Inc.:
4.45%, 06/12/25	205	220,761
5.70%, 08/15/35	12	13,952
5.85%, 08/15/45	70	80,339

		932,377

Trading Companies & Distributors — 0.0%
Beacon Roofing Supply,Inc., 4.88%, 11/01/25(b)	39	39,195
GATX Corp., 2.60%, 03/30/20	67	67,040
H&E Equipment Services, Inc., 5.63%, 09/01/25	32	33,520
Herc Holdings, Inc., 5.50%, 07/15/27(b)	39	41,048

		180,803

Wireless Telecommunication Services — 0.1%
Sprint Corp.:
7.63%, 02/15/25	53	58,160
7.63%, 03/01/26	53	58,448
Sprint Spectrum Co. LLC, 3.36%, 09/20/21(b)(e)	123	124,031
Vodafone Group plc:
3.75%, 01/16/24	56	59,237
4.13%, 05/30/25	45	48,882
4.38%, 05/30/28	7	7,762
4.38%, 02/19/43	43	46,181
5.25%, 05/30/48	99	118,921
5.13%, 06/19/59	1	1,176

		522,798

Total Corporate Bonds — 11.7% (Cost: $55,999,524)		58,365,764

Foreign Agency Obligations — 0.3%

Argentina — 0.0%
YPF SA, 8.50%, 07/28/25(b)	7	6,586

Mexico — 0.3%
Petroleos Mexicanos:
6.38%, 02/04/21	70	72,669
(LIBOR USD 3 Month + 3.65%), 5.54%, 03/11/22(a)	14	14,586
4.50%, 01/23/26	20	19,878
6.88%, 08/04/26	33	36,234
6.49%, 01/23/27(b)	77	82,005
6.50%, 03/13/27	568	601,782
5.35%, 02/12/28	445	440,550
6.63%, 06/15/35	45	46,035

48	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Mexico (continued)
7.69%, 01/23/50(b)	USD	60	$65,743

			1,379,482

Total Foreign Agency Obligations — 0.3% (Cost: $1,334,506)			1,386,068

Foreign Government Obligations — 0.9%

Argentina — 0.0%
Republic of Argentina:
5.88%, 01/11/28		62	29,121
7.13%, 07/06/36		150	71,766
6.88%, 01/11/48		70	33,512

			134,399

Colombia — 0.1%
Republic of Colombia, 3.88%, 04/25/27		340	360,400

Egypt — 0.0%
Arab Republic of Egypt:
15.90%, 07/02/24	EGP	170	11,389
16.10%, 05/07/29		1,492	104,266

			115,655

Hungary — 0.0%
Republic of Hungary, 5.38%, 03/25/24	USD	140	157,456

Indonesia — 0.2%
Republic of Indonesia:
4.45%, 02/11/24		200	215,250
8.25%, 05/15/29	IDR	2,881,000	225,582
6.63%, 05/15/33		328,000	21,985
8.38%, 03/15/34		1,506,000	116,835
7.50%, 06/15/35		1,831,000	131,563
8.38%, 04/15/39		2,544,000	196,767

			907,982

Mexico — 0.3%
United Mexican States:
6.50%, 06/09/22	MXN	27	142,623
8.00%, 12/07/23		24	134,081
8.00%, 09/05/24		19	106,012
10.00%, 12/05/24		57	343,965
4.15%, 03/28/27	USD	602	644,704

			1,371,385

Nigeria — 0.0%
Federal Republic of Nigeria, 13.98%, 02/23/28	NGN	6,230	19,214

Panama — 0.1%
Republic of Panama, 3.88%, 03/17/28	USD	200	218,188

Peru — 0.0%
Republic of Peru, 4.13%, 08/25/27		179	200,480

Philippines — 0.1%
Republic of the Philippines, 3.00%, 02/01/28		260	270,067

Russia — 0.1%
Russian Federation:
7.10%, 10/16/24	RUB	13,957	235,430
8.50%, 09/17/31		20,543	390,331

			625,761

Uruguay — 0.0%
Oriental Republic of Uruguay, 4.38%, 10/27/27	USD	190	209,831

Total Foreign Government Obligations — 0.9% (Cost: $4,432,042)			4,590,818

Security	Shares	Value

Investment Companies — 0.6%
BlackRock Allocation Target Shares- BATS Series A*	312,190	$3,137,512

Total Investment Companies — 0.6% (Cost: $3,150,000)		3,137,512

	Par (000)

Municipal Bonds — 1.9%
American Municipal Power, Inc. (Combined Hydroelectric Project):
Series 2010B, RB, 7.83%, 02/15/41	20	31,272
Series 2009B, RB, 6.45%, 02/15/44	15	20,797
Arizona Health Facilities Authority (Banner Health), Series 2007B, RB, VRDN, 2.22%, 01/01/20(m)	40	39,681
Bay Area Toll Authority:
Series 2010S-1, RB, 6.92%, 04/01/40	80	117,195
Series 2010S-1, RB, 7.04%, 04/01/50	175	280,375
Berks County Industrial Development Authority (Tower Health Project), Series 2017, RB, 5.00%, 11/01/47	20	22,703
Buckeye Tobacco Settlement Financing Authority, Series 2007A-2, RB, 5.88%, 06/01/47	90	90,313
California Health Facilities Financing Authority (Cedars- Sinai Medical Center):
Series 2019, RB, 2.93%, 06/01/32	10	9,920
Series 2016A, RB, 5.00%, 08/15/33	20	24,347
Series 2017A, RB, 5.00%, 08/15/47	20	23,345
California State Public Works Board (Various Capital Projects), Series 2009G, Sub-Series G-2, RB, 8.36%, 10/01/34	40	61,234
Canaveral Port Authority:
Series 2018A, RB, 5.00%, 06/01/45	30	35,037
Series 2018B, RB, 5.00%, 06/01/48	30	35,584
Central Puget Sound Regional Transit Authority, Series 2015S-1, RB, 5.00%, 11/01/50	20	23,214
Central Texas Regional Mobility Authority:
Series 2015A, RB, 5.00%, 01/01/45	20	22,899
Series 2016, RB, 5.00%, 01/01/46	20	23,012
Chesapeake Bay Bridge & Tunnel District (Parallel Thimble Shoal Tunnel Project):
Series 2016, RB, 5.00%, 07/01/41	20	23,259
Series 2016, RB, 5.00%, 07/01/51	10	11,528
City of Atlanta, Series 2015, RB, 5.00%, 11/01/40	10	11,663
City of New York:
Series 2019A, Sub-Series A-3, GO, 2.85%, 08/01/31	70	70,348
Series 2019A, Sub-Series A-3, GO, 2.90%, 08/01/32	115	115,523
Series 2010F-1, GO, 6.27%, 12/01/37	25	34,667
City of Riverside, Series 2010A, RB, 7.61%, 10/01/40	25	38,828
City of San Antonio Electric &Gas Systems, Series 2010A, RB, 5.81%, 02/01/41	45	61,847
Colorado Health Facilities Authority (Catholic Health Initiatives):
Series 2011A, RB, 5.25%, 02/01/31(n)	10	10,442
Series 2019A-2, RB, 5.00%, 08/01/44	170	200,537
Commonwealth Financing Authority:
Series 2018A, RB, 3.86%, 06/01/38	15	16,077
Series 2016A, RB, 4.14%, 06/01/38	30	32,878

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (continued) December 31, 2019	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds (continued)
Series 2019A, RB, 3.81%, 06/01/41	USD 145	$154,656
Connecticut State Health & Educational Facilities Authority (Hartford Healthcare Corp.):
Series 2015F, RB, 5.00%, 07/01/45	30	33,524
Series 2015L, RB, 5.00%, 07/01/45	40	45,431
Contra Costa Community College District, Series 2010B, GO, 6.50%, 08/01/34	25	33,129
County of Broward Airport System:
Series 2019C, RB, 2.81%, 10/01/31	20	19,730
Series 2019C, RB, 2.91%, 10/01/32	15	14,827
County of Miami-Dade:
Series 2017D, RB, 3.35%, 10/01/29	10	10,344
Series 2019E, RB, 2.53%, 10/01/30	70	67,526
Series 2017D, RB, 3.45%, 10/01/30	15	15,581
Series 2017D, RB, 3.50%, 10/01/31	15	15,588
Series 2018C, RB, 4.06%, 10/01/31	20	21,716
Series 2015A, RB, 5.00%, 10/01/38	45	51,780
Series 2017B, RB, 5.00%, 10/01/40	20	23,569
Dallas Area Rapid Transit:
Series 2016A, RB, 5.00%, 12/01/41	30	35,222
Series 2016A, RB, 5.00%, 12/01/46	40	46,876
Dallas/Fort Worth International Airport, Series 2019A-2, RB, 3.14%, 11/01/45	30	29,800
DuBois Hospital Authority (Penn Highlands Healthcare), Series 2018, RB, 5.00%, 07/15/43	20	23,196
Dutchess County Local Development Corp. (Health Quest Systems, Inc. Project), Series 2016B, RB, 5.00%, 07/01/46	50	57,599
Foothill-Eastern Transportation Corridor Agency, Series 2019A, RB, 4.09%, 01/15/49	25	25,017
Grant County Public Utility District No. 2 (The Priest Rapids Project), Series 2015M, RB, 4.58%, 01/01/40	15	17,494
Great Lakes Water Authority Water Supply System, Series 2016C, RB, 5.25%, 07/01/33	5	6,004
Health & Educational Facilities Authority of the State of Missouri (Saint Luke’s Health System, Inc.):
Series 2016, RB, 5.00%, 11/15/29	15	17,926
Series 2016A, RB, 3.65%, 01/15/46	95	101,958
Idaho Health Facilities Authority (Trinity Health Credit Group), Series 2017A, RB, 5.00%, 12/01/47	20	23,616
Indiana Finance Authority (CWA Authority Project), Series 2015A, RB, 5.00%, 10/01/45	40	45,480
Indiana Housing & Community Development Authority, Series 2018A, RB, 3.80%, 07/01/38	10	10,736
Lexington County Health Services District, Inc., Series 2016, RB, 5.00%, 11/01/41	20	23,209
Los Angeles Community College District, Series 2010E, GO, 6.60%, 08/01/42	55	83,856
Los Angeles Department of Water & Power System, Series 2010D, RB, 6.57%, 07/01/45	15	23,471
Los Angeles Unified School District, Series 2010I, GO, 6.76%, 07/01/34	60	82,184
Louisiana Public Facilities Authority, Series 2018E, RB, 5.00%, 07/01/48	20	23,535
Maryland Health &Higher Educational Facilities Authority:
Series 2015, RB, 5.00%, 08/15/25	20	23,557
Series 2015, RB, 5.00%, 08/15/27	20	23,446

Security	Par (000)	Value

Municipal Bonds (continued)
Massachusetts Development Finance Agency (Partners Healthcare System Issue):
Series 2018J-2, RB, 5.00%, 07/01/43	USD 30	$35,581
Series 2016Q, RB, 5.00%, 07/01/47	20	23,273
Series 2018J-2, RB, 5.00%, 07/01/48	30	35,279
Massachusetts Housing Finance Agency:
Series 2014B, RB, 4.50%, 12/01/39	10	10,485
Series 2014B, RB, 4.60%, 12/01/44	10	10,698
Series 2015A, RB, 4.50%, 12/01/48	10	10,518
Massachusetts School Building Authority:
Series 2019B, RB, 2.87%, 10/15/31	80	79,508
Series 2019B, RB, 2.97%, 10/15/32	45	44,892
Massachusetts Water Resources Authority, Series 2016C, RB, 5.00%, 08/01/40	10	11,948
Metropolitan Atlanta Rapid Transit Authority, Series 2015A, RB, 5.00%, 07/01/41	40	46,594
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Vanderbilt University Medical Center):
Series 2016A, RB, 5.00%, 07/01/40	10	11,664
Series 2016A, RB, 5.00%, 07/01/46	30	34,697
Metropolitan Transportation Authority:
Series 2009C, RB, 7.34%, 11/15/39	170	265,710
Series 2019C, RB, 5.00%, 11/15/41	20	24,702
Metropolitan Washington Airports Authority Dulles Toll Road (Dulles Metrorail and Capital Improvement Project), Series 2009D, RB, 7.46%, 10/01/46	30	47,798
Michigan Finance Authority (Henry Ford Health System):
Series 2016, RB, 5.00%, 11/15/28	20	24,331
Series 2019T, RB, 3.38%, 12/01/40	55	55,014
Series 2016, RB, 5.00%, 11/15/41	20	23,490
Series 2017A-MI, RB, 5.00%, 12/01/47(n)	60	66,666
Michigan State Housing Development Authority:
Series 2018B, RB, 3.55%, 10/01/33	10	10,647
Series 2018A, RB, 4.00%, 10/01/43	10	10,696
Series 2018A, RB, 4.05%, 10/01/48	10	10,643
Series 2018A, RB, 4.15%, 10/01/53	30	31,730
Mississippi Hospital Equipment & Facilities Authority (Baptist Memorial Health Corp.), Series 2016A, RB, 5.00%, 09/01/46	30	33,219
Municipal Electric Authority of Georgia (Plant Vogtle Units 3&4 Units Project), Series 2010A, RB, 6.64%, 04/01/57	45	60,523
New Hope Cultural Education Facilities Finance Corp. (Children’s Health System of Texas Project), Series 2017A, RB, 5.00%, 08/15/47	20	23,632
New Jersey Transportation Trust Fund Authority:
Series 2010C, RB, 5.75%, 12/15/28	45	51,845
Series 2016A, Sub-Series A-1, RB, 5.00%, 06/15/29	20	23,365
Series 2019B, RB, 4.13%, 06/15/42	30	29,669
New Jersey Turnpike Authority, Series 2009F, RB, 7.41%, 01/01/40	66	103,562
New Orleans Aviation Board (North Terminal Project), Series 2015B, RB, 5.00%, 01/01/40	20	22,514
New York City Housing Development Corp.:
Series 2018C-1-A, RB, 3.70%, 11/01/38	10	10,545
Series 2018C-1-B, RB, 3.85%, 11/01/43	40	42,220
Series 2018C-1-A, RB, 4.00%, 11/01/53	40	41,788
New York City Transitional Finance Authority Building Aid, Series 2015S-2, RB, 5.00%, 07/15/40	20	23,353

50	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds (continued)
New York City Transitional Finance Authority Future Tax Secured:
Series 2014A, Sub-Series A-2, RB, 3.65%, 11/01/24	USD 50	$52,847
Series 2018, Sub-Series C-4, RB, 3.55%, 05/01/25	65	69,431
Series 2014A, Sub-Series A-2, RB, 3.75%, 11/01/25	50	52,857
Series 2017F, Sub-Series F-2, RB, 3.05%, 05/01/27	70	72,738
Series 2019C, Sub-Series C-3, RB, 3.35%, 11/01/30	80	83,432
Series 2019B, Sub-Series B-3, RB, 3.90%, 08/01/31	70	75,594
New York City Water & Sewer System:
Series 2010AA, RB, 5.75%, 06/15/41	35	48,685
Series 2020AA, RB, 5.38%, 06/15/43(n)	145	150,941
Series 2020AA, RB, 5.38%, 06/15/43	70	72,530
Series 2011AA, RB, 5.44%, 06/15/43	25	34,008
Series 2011EE, RB, 5.50%, 06/15/43(n)	255	265,677
Series 2011CC, RB, 5.88%, 06/15/44	50	71,831
New York Convention Center Development Corp., Series 2015, RB, 5.00%, 11/15/40	20	23,540
New York State Dormitory Authority:
Series 2010H, RB, 5.39%, 03/15/40	50	63,460
Series 2019F, RB, 3.19%, 02/15/43(o)	50	50,074
Series 2019B, RB, 3.14%, 07/01/43	35	34,696
New York State Urban Development Corp.:
Series 2017B, RB, 3.12%, 03/15/25	25	26,125
Series 2019B, RB, 2.35%, 03/15/27	70	69,628
Series 2017D, RB, 3.32%, 03/15/29	55	57,307
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment Project):
Series 2016A, RB, 5.00%, 07/01/46	20	22,111
Series 2016A, RB, 5.25%, 01/01/50	130	145,742
North Carolina Turnpike Authority, Series 2018, RB, 5.00%, 01/01/35	20	24,561
Orange County Local Transportation Authority, Series 2010A, RB, 6.91%, 02/15/41	75	106,109
Oregon School Boards Association:
Series 2005A, GO, 4.76%, 06/30/28	90	100,591
Series 2002B, GO, 5.55%, 06/30/28	95	112,274
Series 2003B, GO, 5.68%, 06/30/28	70	83,922
Pennsylvania Economic Development Financing Authority (Pennsylvania Rapid Bridge Replacement Project (The)):
Series 2015, RB, 5.00%, 06/30/23	100	111,385
Series 2015, RB, 5.00%, 12/31/38	25	28,241
Pennsylvania Turnpike Commission, Series 2016A-1, RB, 5.00%, 12/01/46	20	23,281
Port Authority of New York & New Jersey:
Series 181, RB, 4.96%, 08/01/46	35	44,401
Series 174, RB, 4.46%, 10/01/62	55	67,531
Port of Seattle, Series 2018A, RB, 5.00%, 05/01/43	10	11,694
Regents of the University of California Medical Center Pooled, Series 2009F, RB, 6.58%, 05/15/49	75	106,755
Royal Oak Hospital Finance Authority (William Beaumont Hospital Obligated Group), Series 2014D, RB, 5.00%, 09/01/39	20	22,380
Rutgers The State University of New Jersey, Series 2019R, RB, 3.27%, 05/01/43	25	24,577

Security	Par (000)	Value

Municipal Bonds (continued)
Sacramento County Sanitation Districts Financing Authority, Series 2035B, RB, VRDN, 1.81%, 03/02/20(m)	USD 110	$106,196
Salt River Project Agricultural Improvement & Power District, Series 2015A, RB, 5.00%, 12/01/45	80	93,374
San Antonio Water System, Series 2015B, RB, 5.00%, 05/15/39	20	23,199
San Diego Public Facilities Financing Authority, Series 2016A, RB, 5.00%, 05/15/39	25	30,114
San Jose Redevelopment Agency Successor Agency:
Series 2017A-T, 2.96%, 08/01/24	50	51,795
Series 2017A-T, 3.18%, 08/01/26	25	26,179
South Carolina Public Service Authority, Series 2016D, RB, 2.39%, 12/01/23	66	65,705
State of California:
Series 2019, GO, 2.65%, 04/01/26	135	137,855
Series 2009, GO, 7.50%, 04/01/34	60	90,554
Series 2018, GO, 4.60%, 04/01/38	265	295,202
Series 2009, GO, 7.55%, 04/01/39	30	48,001
Series 2009, GO, 7.30%, 10/01/39	40	61,106
Series 2009, GO, 7.35%, 11/01/39	120	182,770
State of Connecticut:
Series 2017A, GO, 3.31%, 01/15/26	65	67,711
Series 2008A, GO, 5.85%, 03/15/32	70	89,062
State of Illinois, Series 2003, GO, 5.10%, 06/01/33	175	188,493
State of New York, Series 2019B, GO, 2.80%, 02/15/32	60	60,192
State of Ohio:
Series 2017A, GO, 5.00%, 05/01/36	40	46,795
Series 2017A, GO, 5.00%, 05/01/37	30	35,073
State of Oregon, Series 2003, GO, 5.89%, 06/01/27	105	125,252
State of Washington:
Series 2016A-1, GO, 5.00%, 08/01/40	40	46,734
Series 2018B, GO, 5.00%, 08/01/40	20	24,176
Series 2018B, GO, 5.00%, 08/01/41	20	24,143
State of Wisconsin:
Series 2017C, RB, 3.15%, 05/01/27	30	31,284
Series 2017B, GO, 5.00%, 05/01/36	20	23,452
Series 2017B, GO, 5.00%, 05/01/38	20	23,382
Tennessee Housing Development Agency
(Residential Finance Program):
Series 2018-3, RB, 3.75%, 07/01/38	10	10,620
Series 2018-3, RB, 3.85%, 07/01/43	10	10,580
Series 2018-3, RB, 3.95%, 01/01/49	5	5,288
Texas A&M University,Series 2017B, RB, 2.84%, 05/15/27	30	30,891
Texas Municipal Gas Acquisition & Supply Corp. I, Series 2008D, RB, 6.25%, 12/15/26	5	5,911
Texas Private Activity Bond Surface Transportation Corp. (Blueridge Transportation Group, LLC Share 288 Toll Lanes Project):
Series 2016, RB, 5.00%, 12/31/55	25	27,814
Series 2019, RB, 5.00%, 06/30/58	90	104,783
Tobacco Settlement Finance Authority, Series 2007A, RB, 7.47%, 06/01/47	55	57,025
TSASC, Inc., Series 2017A, RB, 5.00%, 06/01/41	20	22,438
University of California:
Series 2017AX, RB, 3.06%, 07/01/25	25	26,114

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (continued) December 31, 2019	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds (continued)
Series 2019BD, RB, 3.35%, 07/01/29	USD 75	$80,251
Series 2013AJ, RB, 4.60%, 05/15/31	50	57,547
Series 2015AO, RB, 5.00%, 05/15/32	20	23,805
Series 2009R, RB, 5.77%, 05/15/43	50	66,164
Series 2012AD, RB, 4.86%, 05/15/12	50	61,845
Virginia Small Business Financing Authority (Transform 66 P3 Project):
Series 2017, RB, 5.00%, 12/31/52	30	34,339
Series 2017, RB, 5.00%, 12/31/56	30	34,126
West Virginia Hospital Finance Authority (West Virginia United Health System Obligated Group):
Series 2016A, RB, 5.00%, 06/01/20	20	20,305
Series 2016A, RB, 5.00%, 06/01/21	20	21,033
Series 2016A, RB, 5.00%, 06/01/22	20	21,735
Series 2016A, RB, 5.00%, 06/01/23	20	22,400
Series 2016A, RB, 5.00%, 06/01/24	20	23,020

Total Municipal Bonds — 1.9% (Cost: $8,786,662)		9,289,696

Non-Agency Mortgage-Backed Securities — 1.8%

Collateralized Mortgage Obligations — 0.7%
Alternative Loan Trust:
Series 2005-22T1, Class A1, 2.14%, 06/25/35(d)	58	50,285
Series 2005-72, Class A3, 2.39%, 01/25/36(d)	23	21,183
Series 2006-11CB, Class 3A1, 6.50%, 05/25/36	25	19,256
Series 2006-OA21, Class A1, 1.95%, 03/20/47(d)	841	723,136
Series 2006-OA9, Class 2A1B, 1.96%, 07/20/46(d)	129	94,942
Series 2006-OC10, Class 2A3, 2.02%, 11/25/36(d)	24	19,443
Series 2007-OA3, Class 1A1, 1.93%, 04/25/47(d)	36	33,489
Series 2007-OA3, Class 2A2, 1.97%, 04/25/47(d)	26	5,952
Series 2007-OA8, Class 2A1, 1.97%, 06/25/47(d)	24	19,523
Series 2007-OH2, Class A2A, 2.03%, 08/25/47(d)	12	9,488
American Home Mortgage Assets Trust, Series 2006-3, Class 2A11, 3.18%, 10/25/46(d)	64	57,038
APS Resecuritization Trust(b)(d):
Series 2016-1, Class 1MZ, 4.33%, 07/31/57	123	46,260
Series 2016-3, Class 3A, 4.64%, 09/27/46	98	100,348
Series 2016-3, Class 4A, 4.39%, 04/27/47(c)	38	38,052
Banc of America Funding Trust(b)(d):
Series 2014-R2, Class 1C, 0.00%, 11/26/36	60	14,945
Series 2016-R2, Class 1A1, 4.70%, 05/01/33(c)	149	154,759
Bear Stearns Mortgage Funding Trust, Series 2006-SL1, Class A1, 2.07%, 08/25/36(d)	44	44,145
Chase Mortgage Finance Trust, Series 2007-S6, Class 1A1, 6.00%, 12/25/37	357	258,170
CHL Mortgage Pass-Through Trust:
Series 2006-OA4, Class A1, 3.20%, 04/25/46(d)	63	29,504
Series 2007-15, Class 2A2, 6.50%, 09/25/37	95	65,057
Citicorp Mortgage Securities Trust, Series 2008-2, Class 1A1, 6.50%, 06/25/38	39	34,148

Security	Par (000)	Value

Collateralized Mortgage Obligations (continued)
Credit Suisse Mortgage Capital Certificates(b):
Series 2009-12R, Class 3A1, 6.50%, 10/27/37	USD 109	$60,203
Series 2019-RPL4, Class A1, 3.83%, 08/26/58	114	114,900
CSFB Mortgage-Backed Pass-Through
Certificates, Series 2005-10, Class 10A1, 3.14%, 11/25/35(d)	20	5,712
CSMC Mortgage-Backed Trust, Series 2007-5,
Class 1A11, 7.00%, 08/25/37(d)	28	22,489
CSMC Trust(b)(d):
Series 2009-5R, Class 4A4, 4.16%, 06/25/36	29	26,159
Series 2018-RPL8, Class A1, 4.12%, 07/25/58	138	138,423
Series 2019-JR1, Class A1, 4.10%, 09/27/66	510	510,147
Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA4, Class A2A, 1.96%, 08/25/47(d)	130	91,519
Deutsche Alt-A Securities, Inc., Series 2007- RS1, Class A2, 2.20%, 01/27/37(b)(d)	2	2,383
GreenPoint Mortgage Funding Trust, Series 2006-AR2, Class 4A1, 4.24%, 03/25/36(d)	9	9,457
GSR Mortgage Loan Trust, Series 2007-1F, Class 2A4, 5.50%, 01/25/37	4	4,499
IndyMac INDX Mortgage Loan Trust, Series 2007-AR19, Class 3A1, 3.61%, 09/25/37(d) .	35	24,487
JPMorgan Alternative Loan Trust, Series 2007- A1, Class 1A4, 2.00%, 03/25/37(d)	53	50,707
JPMorgan Mortgage Trust, Series 2017-3, Class 1A6, 3.00%, 08/25/47(b)(d)	209	210,598
LSTAR Securities Investment Trust, Series 2019-2, Class A1, 3.21%, 04/01/24(b)(d)	107	106,713
MCM Trust(b):
Series 2018-NPL1, Class A, 4.00%, 05/28/58	145	145,997
Series 2018-NPL2, Class A, 4.00%, 10/25/28(c)(e)	79	79,308
New Residential Mortgage Loan Trust(b):
Series 2019-2A, Class A1, 4.25%, 12/25/57(d)	85	88,706
Series 2019-RPL1, Class A1, 4.33%, 02/26/24(e)	92	92,581
Nomura Asset Acceptance Corp. Alternative
Loan Trust, Series 2007-2, Class A4, 2.21%, 06/25/37(d)	7	5,581
Seasoned Credit Risk Transfer Trust, Series 2017-3, Class M2, 4.75%, 07/25/56(b)(d)	30	30,539
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-3, Class 4A, 4.02%, 04/25/36(d)	13	10,666
Structured Asset Mortgage Investments II Trust, Series 2006-AR4, Class 3A1, 1.98%, 06/25/36(d)	18	17,951
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust:
Series 2006-4, Class 1A1, 6.00%, 04/25/36	78	76,158
Series 2006-4, Class 3A5, 6.35%, 05/25/36(e)	71	65,850

		3,830,856

52	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Mortgage-Backed Securities — 1.0%
280 Park Avenue Mortgage Trust, Series 2017-280P, Class E, 3.86%, 09/15/34(b)(d)	USD 100	$100,191
BAMLL Commercial Mortgage Securities Trust(b) (d):
Series 2015-200P, Class F, 3.60%, 04/14/33	100	98,881
Series 2018-DSNY, Class D, 3.44%, 09/15/34	100	100,175
Bayview Commercial Asset Trust(b)(d):
Series 2005-4A, Class A1, 2.09%, 01/25/36	25	23,661
Series 2005-4A, Class M1, 2.24%, 01/25/36	18	17,795
Series 2006-1A, Class A2, 2.15%, 04/25/36	12	11,120
Series 2006-3A, Class A1, 2.04%, 10/25/36	17	16,541
Series 2006-3A, Class A2, 2.09%, 10/25/36	17	16,578
Series 2006-4A, Class A1, 2.02%, 12/25/36	202	195,198
BBCMS Mortgage Trust, Series 2018-TALL, Class A, 2.46%, 03/15/37(b)(d)	15	14,925
BBCMS Trust, Series 2015-SRCH, Class A1, 3.31%, 08/10/35(b)	100	103,117
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-T26, Class AM, 5.45%, 01/12/45(d)	12	11,445
Benchmark Mortgage Trust, Series 2019-B10, Class 3CCA, 3.90%, 03/15/62(b)(d)	60	61,216
BHMS, Series 2018-ATLS, Class A, 2.99%, 07/15/35(b)(d)	100	99,912
BWAY Mortgage Trust, Series 2013-1515, Class C, 3.45%, 03/10/33(b)	100	102,151
BX Commercial Mortgage Trust, Series 2018-IND, Class H, 4.74%, 11/15/35(b)(d)	154	154,144
BXP Trust(b)(d):
Series 2017-CC, Class D, 3.55%, 08/13/37	25	25,355
Series 2017-CC, Class E, 3.55%, 08/13/37	40	39,258
CAMB Commercial Mortgage Trust, Series 2019-LIFE, Class D, 3.49%, 12/15/37(b)(d)	100	100,281
CCRESG Commercial Mortgage Trust, Series 2016-HEAT, Class D, 5.49%, 04/10/29(b)(d)	10	10,178
CD Mortgage Trust:
Series 2006-CD3, Class AM, 5.65%, 10/15/48	129	132,044
Series 2017-CD3, Class A4, 3.63%, 02/10/50	10	10,704
CFCRE Commercial Mortgage Trust, Series 2016-C3, Class A3, 3.87%, 01/10/48	10	10,709
CFK Trust, Series 2019-FAX, Class D, 4.64%, 01/15/39(b)(d)	100	110,854
CGDBB Commercial Mortgage Trust(b)(d):
Series 2017-BIOC, Class A, 2.53%, 07/15/32	91	91,269
Series 2017-BIOC, Class D, 3.34%, 07/15/32	91	91,410
Series 2017-BIOC, Class E, 3.89%, 07/15/32	91	91,126
Citigroup Commercial Mortgage Trust:
Series 2016-C1, Class D, 4.95%, 05/10/49(b)(d)	10	10,204
Series 2017-C4, Class A4, 3.47%, 10/12/50	20	21,269
Commercial Mortgage Trust:
Series 2014-CR16, Class A4, 4.05%, 04/10/47	87	92,335
Series 2014-CR17, Class A5, 3.98%, 05/10/47	43	45,751
Series 2014-CR18, Class A4, 3.55%, 07/15/47	10	10,371
Series 2014-CR19, Class A5, 3.80%, 08/10/47	30	31,801

Security	Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Series 2014-LC15, Class A4, 4.01%, 04/10/47	USD 20	$21,272
Series 2014-UBS4, Class C, 4.61%, 08/10/47(d)	20	20,684
Series 2015-CR23, Class CMD, 3.68%, 05/10/48(b)(d)	110	110,049
Series 2015-CR25, Class A4, 3.76%, 08/10/48	40	42,657
Series 2015-CR25, Class C, 4.54%, 08/10/48(d)	60	62,363
Series 2015-LC19, Class A4, 3.18%, 02/10/48	23	23,847
Series 2017-COR2, Class D, 3.00%, 09/10/50(b)	100	92,923
CSAIL Commercial Mortgage Trust:
Series 2015-C2, Class A4, 3.50%, 06/15/57	10	10,455
Series 2019-C15, Class A4, 4.05%, 03/15/52	52	57,200
Series 2019-C15, Class C, 4.98%, 03/15/52(d)	39	42,682
Series 2019-C15, Class D, 3.00%, 03/15/52(b)	28	25,153
DBGS Mortgage Trust, Series 2019-1735, Class F, 4.19%, 04/10/37(b)(d)	100	96,595
DBUBS Mortgage Trust(b):
Series 2017-BRBK, Class A, 3.45%, 10/10/34	40	41,673
Series 2017-BRBK, Class E, 3.53%, 10/10/34(d)	170	169,129
Series 2017-BRBK, Class F, 3.53%, 10/10/34(d)	40	39,453
Exantas Capital Corp. Ltd., Series 2019-RSO7, Class AS, 3.24%, 04/15/36(b)(d)	100	100,000
GPMT Ltd., Series 2018-FL1, Class A, 2.66%, 11/21/35(b)(d)	40	39,729
GS Mortgage Securities Corp. Trust(b)(d):
Series 2017-500K, Class D, 3.04%, 07/15/32	10	9,988
Series 2017-500K, Class E, 3.24%, 07/15/32	20	19,968
Series 2017-500K, Class F, 3.54%, 07/15/32	10	10,000
GS Mortgage Securities Trust:
Series 2014-GC24, Class A5, 3.93%, 09/10/47	20	21,335
Series 2015-GS1, Class A3, 3.73%, 11/10/48	10	10,684
Series 2017-GS7, Class A4, 3.43%, 08/10/50	44	46,564
Series 2017-GS7, Class D, 3.00%, 08/10/50(b)	10	9,399
HMH Trust, Series 2017-NSS, Class A, 3.06%, 07/05/31(b)	100	101,076
IMT Trust, Series 2017-APTS, Class AFX, 3.48%, 06/15/34(b)	100	103,762
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C21, Class A5, 3.77%, 08/15/47	30	31,798
Series 2014-C22, Class A4, 3.80%, 09/15/47	10	10,620
JPMorgan Chase Commercial Mortgage Securities Trust(b):
Series 2015-UES, Class D, 3.62%, 09/05/32(d)	110	110,269
Series 2016-NINE, Class A, 2.85%, 09/06/38(d)	100	101,519
Series 2018-WPT, Class FFX, 5.54%, 07/05/33	10	10,290

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (continued) December 31, 2019	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Lehman Brothers Small Balance Commercial Mortgage Trust, Series 2007-1A, Class 1A, 2.04%, 03/25/37(b)(d)	USD 16	$15,257
MAD Mortgage Trust, Series 2017-330M, Class E, 4.03%, 08/15/34(b)(d)	100	99,485
Madison Avenue Trust, Series 2013-650M, Class D, 4.03%, 10/12/32(b)(d)	120	120,331
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C16, Class A5, 3.89%, 06/15/47	70	74,063
Series 2015-C26, Class D, 3.06%, 10/15/48(b)	16	15,177
Morgan Stanley Capital I Trust:
Series 2006-IQ11, Class C, 6.07%, 10/15/42(d)	100	102,228
Series 2007-T27, Class AJ, 5.95%, 06/11/42(d)	38	40,339
Series 2017-CLS, Class F, 4.34%, 11/15/34(b)(d)	84	84,000
Series 2017-HR2, Class D, 2.73%, 12/15/50	10	8,983
Series 2019-AGLN, Class D, 3.49%, 03/15/34(b)(d)	100	100,000
Series 2019-AGLN, Class F, 4.34%, 03/15/34(b)(d)	100	100,438
Series 2019-L2, Class A4, 4.07%, 03/15/52	13	14,438
PFP Ltd.(b)(d):
Series 2019-5, Class A, 2.71%, 04/14/36	19	18,998
Series 2019-5, Class AS, 3.16%, 04/14/36	10	10,000
Wells Fargo Commercial Mortgage Trust:
Series 2015-C27, Class C, 3.89%, 02/15/48	27	26,692
Series 2015-C31, Class A4, 3.70%, 11/15/48	10	10,667
Series 2015-P2, Class A4, 3.81%, 12/15/48	30	32,190
Series 2015-P2, Class D, 3.24%, 12/15/48(b)	25	22,350
Series 2017-C39, Class D, 4.35%, 09/15/50(b)(d)	63	63,156
Series 2017-C41, Class D, 2.60%, 11/15/50(b)(d)	25	21,872
Series 2017-HSDB, Class A, 2.59%, 12/13/31(b)(d)	100	99,699
WFRBS Commercial Mortgage Trust:
Series 2014-C21, Class A5, 3.68%, 08/15/47	30	31,655
Series 2014-C22, Class C, 3.76%, 09/15/57(d)	120	116,278

		4,873,401

Interest Only Commercial Mortgage-Backed Securities — 0.1%(d)
Banc of America Commercial Mortgage Trust, Series 2017-BNK3, Class XB, 0.63%, 02/15/50	1,000	41,244
BBCMS Trust, Series 2015-SRCH, Class XA, 0.96%, 08/10/35(b)	1,000	56,940
BB-UBS Trust, Series 2012-SHOW,Class XA, 0.60%, 11/05/36(b)	4,250	119,748
Benchmark Mortgage Trust, Series 2019-B9, Class XA, 1.05%, 03/15/52	998	78,438
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class XB, 0.73%, 05/10/58	120	5,129
Commercial Mortgage Trust, Series 2015-3BP, Class XA, 0.06%, 02/10/35(b)	2,522	12,055
JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Class XC, 0.75%, 12/15/49(b)	1,800	80,057
LSTAR Commercial Mortgage Trust, Series 2017-5, Class X, 1.08%, 03/10/50(b)	864	34,258

Security	Par (000)	Value

Interest Only Commercial Mortgage-Backed Securities (continued)
Morgan Stanley Bank of America Merrill
Lynch Trust, Series 2014-C19, Class XF, 1.21%, 12/15/47(b)	USD 100	$4,918
One Market Plaza Trust(b):
Series 2017-1MKT,Class XCP, 0.09%, 02/10/32	1,000	3,030
Series 2017-1MKT,Class XNCP, 0.00%, 02/10/32(c)	200	2

		435,819

Principal Only Collateralized Mortgage Obligations — 0.0%
Seasoned Credit Risk Transfer Trust, Series 2017-3, Class B, 0.00%, 07/25/56(b)(l)	39	4,372

Total Non-Agency Mortgage-Backed Securities — 1.8% (Cost: $8,902,745)		9,144,448

	Beneficial Interest (000)

Other Interests — 0.0%(p)

Capital Markets — 0.0%
Lehman Brothers Holdings, Inc.(c)(g)(i)	620	—

Total Other Interests — 0.0%		—

	Par (000)

Capital Trusts — 0.2%
Banks — 0.0%
JPMorgan Chase & Co., Series FF, 5.00%(h)(q)	125	130,000

Capital Markets — 0.1%(h)(q)
Bank of New York Mellon Corp. (The), Series F, 4.62%	97	102,031
State Street Corp.:
Series F, 5.25%	90	92,293
Series H, 5.63%	140	148,577

		342,901

Entertainment — 0.1%
NBCUniversal Enterprise, Inc., 5.25%(b)(h)	265	273,613

Total Capital Trusts — 0.2% (Cost: $723,814)		746,514

	Shares

Rights — 0.0%

Pharmaceuticals — 0.0%(f)(g)
Bristol-Myers Squibb Co	7,280	21,913

Total Rights — 0.0% (Cost: $15,506)		21,913

	Par (000)

U.S. Government Sponsored Agency Securities — 18.5%

Commercial Mortgage-Backed Securities — 0.0%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series K072, Class A2, 3.44%, 12/25/27	10	10,740
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Variable Rate Notes(q):
Series K034, Class A2, 3.53%, 07/25/23	20	20,979

54	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Series K061, Class A2, 3.35%, 11/25/26	USD 20	$21,305
Federal Home Loan Mortgage Corp. Variable Rate Notes, Series 2018-SB52, Class A10F, 3.48%, 06/25/28(q)	29	30,285
Government National Mortgage Association:
Series 2015-97, Class VA, 2.25%,12/16/38	16	15,576
Series 2016-158, Class VA, 2.00%, 03/16/35	86	81,447

		180,332

Interest Only Commercial Mortgage-Backed Securities — 0.0%
Government National Mortgage Association:
Series 2014-40, Class AI, 1.00%, 02/16/39	49	311
Series 2014-52, Class AI, 0.83%, 08/16/41	125	2,435
Government National Mortgage Association Variable Rate Notes:
Series 2013-63, 0.79%, 09/16/51(q)	807	39,879
Series 2016-26, 0.94%, 02/16/58(q)	436	28,833
Series 2016-92, 1.00%, 04/16/58(q)	104	7,035
Series 2016-110, 1.03%, 05/16/58(q)	114	8,115
Series 2016-113, (LIBOR USD 1 Month + 0.00%), 1.18%, 02/16/58(a)	102	8,353

		94,961

Mortgage-Backed Securities — 18.5%
Federal Home Loan Mortgage Corp.:
2.50%, 01/01/29 - 04/01/31	362	367,456
3.00%, 09/01/27 - 02/01/47	1,444	1,487,700
3.50%, 04/01/31 - 01/01/48	2,716	2,885,348
4.00%, 08/01/40 - 02/01/47	327	350,359
4.50%, 02/01/39 - 04/01/49	2,254	2,449,016
5.00%, 10/01/41 - 11/01/41	223	243,825
5.50%, 06/01/41	91	101,725
6.00%, 01/01/34	54	60,118
Federal National Mortgage Association,
4.00%, 01/01/41	17	18,249
Government National Mortgage Association:
2.50%, 01/15/50(r)	180	180,766
3.00%, 02/15/45 -12/20/46	2,070	2,138,063
3.00%, 01/15/50(r)	1,581	1,623,779
3.50%, 01/15/42 - 10/20/46	5,455	5,689,168
4.00%, 04/20/39 - 12/20/47	641	674,562
4.00%, 01/15/50 - 02/15/50(r)	2,887	2,988,607
4.50%, 12/20/39 - 03/20/49	949	1,010,093
4.50%, 01/15/50(r)	942	984,832
5.00%, 12/15/38 - 07/20/42	145	161,323
5.00%, 01/15/50(r)	228	240,041
5.50%, 01/15/50(r)	295	316,157
7.50%, 03/15/32	2	2,801
Uniform Mortgage-Backed Securities:
2.00%, 10/01/31 - 03/01/32	214	212,276
2.50%, 09/01/27 - 02/01/33	1,047	1,062,355
2.50%, 01/25/35 - 01/25/50(r)	1,826	1,814,829
3.00%, 04/01/29 - 03/01/47	4,120	4,251,991
3.00%, 01/25/35 - 01/25/50(r)	4,574	4,645,104
3.50%, 04/01/29 - 01/01/48	4,920	5,212,862
3.50%, 01/25/35 - 02/25/50(r)	7,629	7,846,780
4.00%, 10/01/33 - 08/01/48	3,037	3,255,406
4.00%, 01/25/50 - 02/25/50(r)	27,322	28,420,019
4.50%, 02/01/25 - 05/01/49	5,548	6,061,807
4.50%, 01/25/50 -02/25/50(r)	3,525	3,711,911
5.00%, 09/01/35 - 06/01/45	280	308,206
5.00%, 01/25/50(r)	471	503,528
5.50%, 02/01/35 - 04/01/41	571	638,765
6.00%, 12/01/27 - 06/01/41	331	378,987

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
6.50%, 05/01/40	USD 93	$105,162

		92,403,976

Total U.S. Government Sponsored Agency Securities — 18.5% (Cost: $91,426,186)		92,679,269

U.S. Treasury Obligations — 7.5%
U.S. Treasury Bonds:
4.25%, 05/15/39	68	89,627
4.50%, 08/15/39	68	92,430
4.38%, 11/15/39	68	91,149
3.13%, 02/15/43	277	314,795
2.88%, 05/15/43 - 11/15/46	531	581,718
3.63%, 08/15/43	277	340,385
3.75%, 11/15/43	277	347,105
3.00%, 02/15/48	254	286,266
2.25%, 08/15/49(s)	1,272	1,237,418
2.38%, 11/15/49	976	975,504
U.S. Treasury Inflation Linked Notes:
0.50%, 04/15/24	14,937	15,178,060
0.13%, 10/15/24	1,470	1,478,921
0.25%, 01/15/25	2,603	2,626,209
U.S. Treasury Notes:
2.00%, 07/31/20(s)	1,035	1,037,143
2.50%, 12/31/20	771	777,445
1.13%, 07/31/21(t)	1,166	1,157,300
1.75%, 07/31/21 - 11/15/29	3,622	3,625,218
1.50%, 01/31/22 - 08/15/26	2,648	2,626,575
2.13%, 12/31/22 - 05/15/25	1,611	1,640,827
2.75%, 05/31/23	518	537,101
2.00%, 02/15/25	650	659,395
2.25%, 08/15/27	518	532,791
2.88%, 08/15/28	157	169,327
3.13%, 11/15/28	157	172,743
1.63%, 08/15/29	730	711,722

Total U.S. Treasury Obligations — 7.5% (Cost: $36,951,315)		37,287,174

Total Long-Term Investments — 106.7% (Cost: $496,535,049)		533,906,164

Short-Term Securities — 5.9%

Borrowed Bond Agreements — 0.6%(u)
Bank of America Securities, Inc., 0.75%, 01/02/20 (Purchased on 12/31/19 to be repurchased at USD 43,055, collateralized by U.S. Treasury Notes, 1.50%, due at 10/31/21, par and fair value of USD 43,000 and $42,941, respectively)	43	43,054
Bank of America Securities, Inc., 1.20%, 01/02/20 (Purchased on 12/31/19 to be repurchased at USD 1,280,828, collateralized by U.S. Treasury Notes, 1.50%, due at 08/15/22, par and fair value of USD 1,276,000 and $1,273,209, respectively)	1,281	1,280,785
Bank of America Securities, Inc., 1.25%, 01/02/20 (Purchased on 12/31/19 to be repurchased at USD 110,449, collateralized by U.S. Treasury Notes, 1.50%, due at 10/31/24, par and fair value of USD 111,000 and $110,076, respectively)	110	110,445

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (continued) December 31, 2019	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Borrowed Bond Agreements (continued)
Bank of America Securities, Inc., 1.40%, 01/02/20 (Purchased on 12/31/19 to be repurchased at USD 216,818, collateralized by U.S. Treasury Notes, 1.75%, due at 12/31/24, par and fair value of USD 216,000 and $216,683, respectively)	USD 217	$216,810
Bank of America Securities, Inc., 1.48%, 01/02/20 (Purchased on 12/31/19 to be repurchased at USD 134,341, collateralized by U.S. Treasury Notes, 1.63%, due at 11/15/22, par and fair value of USD 134,000 and $134,100, respectively)	134	134,335
Bank of America Securities, Inc., 1.50%, 01/02/20 (Purchased on 12/31/19 to be repurchased at USD 294,380, collateralized by U.S. Treasury Notes, 1.63%, due at 12/15/22, par and fair value of USD 294,000 and $294,287, respectively)	294	294,367
Bank of America Securities, Inc., 1.50%, 01/02/20 (Purchased on 12/31/19 to be repurchased at USD 119,555, collateralized by U.S. Treasury Notes, 1.38%, due at 10/15/22, par and fair value of USD 120,000 and $119,269, respectively)	120	119,550
Bank of America Securities, Inc., 1.50%, 01/02/20 (Purchased on 12/31/19 to be repurchased at USD 635,351, collateralized by U.S. Treasury Notes, 1.25%, due at 08/31/24, par and fair value of USD 645,000 and $632,679, respectively)	635	635,325
Bank of America Securities, Inc., 1.55%, 01/02/20 (Purchased on 12/31/19 to be repurchased at USD 26,424, collateralized by U.S. Treasury Notes, 2.00%, due at 05/31/24, par and fair value of USD 26,000 and $26,361, respectively)	26	26,423

Total Borrowed Bond Agreements — 0.6% (Cost: $2,861,094)		2,861,094

Foreign Government Obligations — 0.7%
Egypt — 0.0%
Arab Republic of Egypt Treasury Bills(v):
16.61%, 05/05/20	EGP 750	44,421
15.75%, 07/28/20	1,700	97,605

		142,026

Japan — 0.7%
Japan Treasury Bills(v):
(0.14)%, 03/09/20	JPY 204,050	1,878,495
(0.11)%, 03/16/20	203,200	1,870,716

		3,749,211

Nigeria — 0.0%
Nigeria OMO Bills(v):
14.62%, 01/16/20	NGN 3,560	9,769
11.12%, 01/30/20	5,340	14,432
13.49%, 05/28/20	3,560	9,311
12.33%, 07/30/20	1,780	4,615

		$38,127

Security	Par (000)	Value

Total Foreign Government Obligations — 0.7% (Cost: $3,923,993)		$3,929,364

	Shares

Money Market Funds — 4.6%(w)*
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.51%	7,564,319	7,564,319
SL Liquidity Series, LLC, Money Market Series, 1.80%(x)	15,395,189	15,398,268

Total Money Market Funds — 4.6% (Cost: $22,962,215)		22,962,587

Total Short-Term Securities — 5.9% (Cost: $29,747,302)		29,753,045

Total Options Purchased — 0.0% (Cost: $136,004)		98,214

Total Investments Before Options Written, Borrowed Bonds and TBA Sale Commitments — 112.6% (Cost: $526,418,355)		563,757,423

Total Options Written — (0.0)% (Premium Received — $64,142)		(17,756)

	Par (000)

Borrowed Bonds — (0.6)%

U.S. Treasury Obligations — (0.6)%
U.S. Treasury Notes:
1.25%, 08/31/24	USD 645	(632,679)
1.38%, 10/15/22	120	(119,269)
1.50%, 10/31/21 - 10/31/24	1,430	(1,426,226)
1.63%, 11/15/22 - 12/15/22	428	(428,387)
1.75%, 12/31/24	216	(216,683)
2.00%, 05/31/24	26	(26,361)

		(2,849,605)

Total U.S. Treasury Obligations — (0.6)% (Proceeds: $2,858,390)		(2,849,605)

Total Borrowed Bonds — (0.6)% (Proceeds: $2,858,390)		(2,849,605)

TBA Sale Commitments — (1.4)%(r)

Mortgage-Backed Securities — (1.4)%
Government National Mortgage Association:
3.50%, 01/15/50	418	(430,785)
4.00%, 01/15/50	620	(641,700)
4.50%, 01/15/50	500	(531,718)
Uniform Mortgage-Backed Securities:
2.50%, 01/25/35 - 02/25/35	776	(783,012)
3.50%, 01/25/35 - 01/25/50	1,314	(1,351,868)
4.00%, 01/25/35 - 01/25/50	1,468	(1,527,767)
3.00%, 01/25/50	827	(838,759)
4.50%, 01/25/50	130	(136,871)
5.50%, 01/25/50	455	(489,978)

56	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
6.00%, 01/25/50	USD 280	$(308,525)

Total TBA Sale Commitments — (1.4)% (Proceeds: $7,040,284)		(7,040,983)

Total Investments Net of Options Written, Borrowed Bonds and TBA Sale Commitments — 110.6% (Cost: $516,455,539)		553,849,079

Liabilities in Excess of Other Assets — (10.6)%		(53,226,823)

Net Assets — 100.0%		$500,622,256

(a)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(f)	Security, or a portion of the security, is on loan.
(g)	Non-income producing security.
(h)	Perpetual security with no stated maturity date.
(i)	Issuer filed for bankruptcy and/or is in default.
(j)	Convertible security.
(k)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(l)	Zero-coupon bond.
(m)	Variable rate security.Rate as of period end and maturity is the date the principal owed can be recovered through demand.
(n)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(o)	When-issued security.
(p)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(q)	Variable rate security.Rate shown is the rate in effect as of period end.
(r)	Represents or includes a TBA transaction.
(s)	All or a portion of the security has been pledged in connection with outstanding futures contracts.
(t)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(u)	Certain agreements have no stated maturity and can be terminated by either party at any time.
(v)	Rates are discount rates or a range of discount rates as of period end.
(w)	Annualized 7-day yield as of period end.
(x)	Security was purchased with the cash collateral from loaned securities.
*

During the year ended December 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliated Persons and/or Related Parties	Shares Held at 12/31/18	Shares Purchased	Shares Sold	Shares Held at 12/31/19	Value at 12/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class(b)	5,808,467	1,755,852	—	7,564,319	$7,564,319	$249,769		$—	$—
SL Liquidity Series, LLC, Money Market Series(b)	5,719,066	9,676,123	—	15,395,189	15,398,268	44,708	(c)	2,789	632
BlackRock Allocation Target Shares- BATS Series A	—	312,190	—	312,190	3,137,512	43,956		—	(12,488)
iShares Edge MSCI Multifactor USA ETF(d)	12,018	—	(12,018)	—	—	—		(12,135)	52,879
iShares iBoxx $ High Yield Corporate Bond ETF(d)	11,100	—	(11,100)	—	—	—		(12,573)	10,012
iShares J.P.Morgan USD Emerging Markets Bond ETF(d)	5,333	—	(5,333)	—	—	—		(220)	54

					$26,100,099	$338,433		$(22,139)	$51,089

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (continued) December 31, 2019	BlackRock Balanced Capital Portfolio

(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	As of period end, the entity is no longer held by the Fund.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
BNP Paribas SA	1.75%	12/31/19	01/02/20	$997,500	$997,548	U.S. Treasury Obligations	Overnight

58	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Balanced Capital Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro-BTP	7	03/06/20	$1,119	$(2,557)
Euro-Schatz	68	03/06/20	8,536	(7,587)
S&P 500 E-Mini Index	23	03/20/20	3,716	58,796
U.S. Treasury Ultra Bond	18	03/20/20	3,270	(86,220)
U.S. Treasury 2 Year Note	107	03/31/20	23,059	(16,144)
U.S. Treasury 5 Year Note	2	03/31/20	237	(19)

				(53,731)

Short Contracts
Euro-Bund	6	03/06/20	1,147	11,822
U.S. Treasury 10 Year Note	82	03/20/20	10,531	75,589
U.S. Treasury 10 Year Ultra Note	27	03/20/20	3,799	46,287
U.S. Treasury Long Bond	3	03/20/20	468	2,523
Long Gilt	6	03/27/20	1,044	4,055

				140,276

				$86,545

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	497,175	USD	119,000	Citibank NA	01/03/20	$4,591
BRL	694,647	USD	169,000	Deutsche Bank AG	01/03/20	3,682
MXN	722,044	USD	37,000	Citibank NA	01/03/20	1,188
MXN	724,303	USD	37,000	HSBC Bank plc	01/03/20	1,308
ZAR	1,055,063	USD	75,000	JPMorgan Chase Bank NA	01/06/20	301
CNY	395,310	USD	56,000	Bank of America NA	01/08/20	784
EUR	33,000	USD	36,581	HSBC Bank plc	01/08/20	446
KRW	49,345,800	USD	42,000	BNP Paribas SA	01/08/20	707
KRW	33,306,000	USD	28,000	Deutsche Bank AG	01/08/20	825
KRW	43,933,800	USD	37,000	JPMorgan Chase Bank NA	01/08/20	1,023
RUB	2,386,000	USD	37,000	BNP Paribas SA	01/09/20	1,415
RUB	900,466	USD	14,000	Citibank NA	01/09/20	498
USD	1,880,029	JPY	204,111,000	Citibank NA	01/09/20	837
USD	1,876,538	JPY	203,261,000	UBS AG	01/14/20	4,643
AUD	112,000	JPY	8,463,846	Morgan Stanley &Co. International plc	01/17/20	665
COP	655,429,560	USD	189,771	JPMorgan Chase Bank NA	01/22/20	9,470
COP	231,060,740	USD	66,742	Natwest Markets plc	01/22/20	3,497
RUB	3,134,241	USD	48,542	HSBC Bank plc	01/22/20	1,835
RUB	4,639,759	USD	72,040	JPMorgan Chase Bank NA	01/22/20	2,535
MXN	703,895	USD	37,000	Bank of America NA	01/23/20	114
BRL	797,142	USD	196,000	Credit Suisse International	02/04/20	1,971
BRL	190,745	USD	47,000	Morgan Stanley & Co. International plc	02/04/20	372
JPY	3,259,758	USD	30,000	Morgan Stanley & Co. International plc	02/05/20	57
MXN	4,010,000	USD	207,082	Bank of America NA	02/05/20	3,910
MXN	1,223,000	USD	62,392	HSBC Bank plc	02/05/20	1,958
JPY	10,138,850	USD	93,000	UBS AG	02/06/20	492
RUB	5,931,870	USD	94,000	Bank of America NA	02/18/20	1,028
USD	574,376	EUR	440,000	Deutsche Bank AG	02/25/20	79,192
USD	594,031	JPY	59,510,000	HSBC Bank plc	03/16/20	44,048
BRL	1,855,171	USD	453,000	Bank of America NA	03/18/20	6,750
BRL	1,940,630	USD	470,000	Deutsche Bank AG	03/18/20	10,929
MXN	3,288,310	USD	170,000	BNP Paribas SA	03/18/20	1,980
MXN	12,391,767	USD	635,000	Citibank NA	03/18/20	13,096
MXN	2,610,495	USD	135,000	Deutsche Bank AG	03/18/20	1,530

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (continued) December 31, 2019	BlackRock Balanced Capital Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
RUB	59,721,320	USD	932,000	Bank of America NA	03/18/20	$21,485

						229,162

USD	92,000	BRL	391,938	Citibank NA	01/03/20	(5,432)
USD	196,000	BRL	796,152	Credit Suisse International	01/03/20	(1,915)
USD	38,000	MXN	727,586	BNP Paribas SA	01/03/20	(481)
USD	36,000	MXN	687,456	Citibank NA	01/03/20	(359)
JPY	3,036,222	USD	28,000	Bank of America NA	01/06/20	(51)
JPY	4,009,709	USD	37,000	Morgan Stanley &Co. International plc	01/06/20	(90)
USD	65,000	JPY	7,082,420	Morgan Stanley &Co. International plc	01/06/20	(195)
USD	38,000	ZAR	548,854	Bank of America NA	01/06/20	(1,172)
USD	37,000	ZAR	545,343	BNP Paribas SA	01/06/20	(1,922)
USD	56,000	CNY	394,391	Bank of America NA	01/08/20	(652)
USD	36,770	EUR	33,000	Bank of America NA	01/08/20	(258)
USD	107,000	KRW	127,289,340	Deutsche Bank AG	01/08/20	(3,164)
USD	51,000	RUB	3,204,330	Citibank NA	01/09/20	(590)
JPY	5,541,726	AUD	73,920	Morgan Stanley &Co. International plc	01/17/20	(848)
USD	38,000	KRW	44,197,800	BNP Paribas SA	01/21/20	(266)
USD	255,753	COP	886,490,300	Credit Suisse International	01/22/20	(13,727)
USD	216,192	RUB	14,000,001	Morgan Stanley &Co. International plc	01/22/20	(8,832)
COP	121,138,000	USD	37,000	JPMorgan Chase Bank NA	01/24/20	(178)
USD	37,000	COP	123,228,500	Citibank NA	01/24/20	(457)
USD	281,272	IDR	3,987,036,607	Barclays Bank plc	02/05/20	(6,145)
USD	201,824	IDR	2,857,127,553	BNP Paribas SA	02/05/20	(4,141)
USD	140,487	IDR	1,993,516,606	Citibank NA	02/05/20	(3,221)
USD	42,783	IDR	606,835,000	HSBC Bank plc	02/05/20	(962)
USD	995,721	MXN	19,268,403	HSBC Bank plc	02/05/20	(18,115)
USD	492,228	RUB	31,632,029	JPMorgan Chase Bank NA	02/05/20	(15,290)
USD	75,000	ZAR	1,059,330	JPMorgan Chase Bank NA	02/05/20	(295)
EUR	440,000	USD	542,232	JPMorgan Chase Bank NA	02/25/20	(47,047)
JPY	59,510,000	USD	551,427	JPMorgan Chase Bank NA	03/16/20	(1,444)
USD	383,000	CAD	497,785	Bank of America NA	03/18/20	(442)
USD	383,000	CHF	368,705	Morgan Stanley &Co. International plc	03/18/20	(15)

						(137,706)

Net Unrealized Appreciation						$91,456

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date		Exercise Price	Notional Amount (000)		Value
Call
90-day Eurodollar March 2020 Futures	76	03/13/20	USD	99.00	USD	19,000	$1,900
90-day Eurodollar March 2020 Futures	152	03/13/20	USD	99.13	USD	38,000	2,850

							$4,750

OTC Barrier Options Purchased

Description	Type of Option	Counterparty	Expiration Date		Exercise Price	Barrier Price/Range		Notional Amount (000)		Value
Put
USD Currency	One-Touch	BNP Paribas SA	01/06/20	TRY	5.60	TRY	5.60	USD	1	$—
USD Currency	One-Touch	Bank of America NA	01/06/20	TRY	5.60	TRY	5.60	USD	5	—
USD Currency	One-Touch	BNP Paribas SA	01/10/20	TRY	5.67	TRY	5.67	USD	6	31
USD Currency	One-Touch	BNP Paribas SA	01/10/20	TRY	5.67	TRY	5.67	USD	9	47
USD Currency	One-Touch	HSBC Bank plc	01/23/20	CNH	6.90	CNH	6.90	USD	6	1,077
EUR Currency	One-Touch	Deutsche Bank AG	02/06/20	NOK	9.85	NOK	9.85	EUR	3	1,350
USD Currency	One-Touch	Deutsche Bank AG	02/06/20	BRL	3.98	BRL	3.98	USD	7	2,610
USD Currency	One-Touch	Citibank NA	02/06/20	BRL	3.98	BRL	3.98	USD	8	2,983
USD Currency	One-Touch	Bank of America NA	02/07/20	RUB	62.10	RUB	62.10	USD	6	$2,949
USD Currency	One-Touch	Bank of America NA	02/14/20	RUB	61.10	RUB	61.10	USD	8	1,788

										$12,835

60	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Balanced Capital Portfolio

OTC Currency Options Purchased

Description	Counterparty	Expiration Date		Exercise Price	Notional Amount (000)		Value
Call
USD Currency	Deutsche Bank AG	01/09/20	ZAR	15.30	USD	47	$—
USD Currency	Bank of America NA	01/21/20	TWD	30.60	USD	93	6
USD Currency	Bank of America NA	03/24/20	ZAR	15.50	USD	147	663
USD Currency	Citibank NA	03/24/20	ZAR	17.00	USD	73	35
USD Currency	Deutsche Bank AG	03/31/20	ZAR	14.65	USD	70	1,049
USD Currency	Citibank NA	04/08/20	ZAR	15.60	USD	140	764

							2,517

Put
USD Currency	Deutsche Bank AG	01/14/20	KRW	1,178.00	USD	94	1,949
USD Currency	Deutsche Bank AG	01/17/20	BRL	3.96	USD	56	114
USD Currency	Morgan Stanley & Co. International plc	01/17/20	BRL	4.10	USD	74	1,514
USD Currency	Citibank NA	02/06/20	BRL	4.14	USD	89	2,851
USD Currency	Credit Suisse International	02/06/20	BRL	4.18	USD	75	3,036
USD Currency	Deutsche Bank AG	02/14/20	BRL	4.10	USD	141	3,519
USD Currency	Citibank NA	02/19/20	BRL	4.16	USD	46	1,719
USD Currency	Bank of America NA	03/06/20	RUB	64.30	USD	89	2,934
USD Currency	Citibank NA	03/06/20	BRL	4.14	USD	89	3,067
USD Currency	Deutsche Bank AG	04/02/20	JPY	107.00	USD	280	2,124
USD Currency	Citibank NA	05/01/20	JPY	107.00	USD	93	933

							23,760

							$26,277

OTC Interest Rate Swaptions Purchased

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.71%	Semi-Annual	Citibank NA	06/03/20	1.71%	USD	1,270	$10,220

Put
10-Year Interest Rate Swap	2.00%	Semi-Annual	3 month LIBOR	Quarterly	Morgan Stanley &Co. International plc	01/29/20	2.00%	USD	1,994	6,242
10-Year Interest Rate Swap	2.30%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	03/30/20	2.30%	USD	548	981
10-Year Interest Rate Swap	2.30%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	03/30/20	2.30%	USD	1,644	2,943
10-Year Interest Rate Swap	1.71%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	06/03/20	1.71%	USD	1,270	33,966

										44,132

										$54,352

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
90-day Eurodollar March 2020 Futures	76	03/13/20	USD	98.88	USD	19,000	$(2,375)
90-day Eurodollar March 2020 Futures	152	03/13/20	USD	99.00	USD	38,000	(2,849)

							$(5,224)

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (continued) December 31, 2019	BlackRock Balanced Capital Portfolio

OTC Currency Options Written

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
USD Currency	Citibank NA	01/09/20	ZAR	15.30	USD	47	$—
USD Currency	Morgan Stanley & Co. International plc	01/17/20	BRL	4.35	USD	28	—
USD Currency	Citibank NA	01/20/20	RUB	62.60	USD	66	(285)
USD Currency	Citibank NA	02/05/20	JPY	109.00	USD	28	(120)
USD Currency	Credit Suisse International	02/06/20	BRL	4.35	USD	37	(22)
EUR Currency	Bank of America NA	02/14/20	CNH	7.85	EUR	67	(529)
USD Currency	Citibank NA	02/19/20	BRL	4.35	USD	28	(35)
USD Currency	Bank of America NA	03/24/20	ZAR	17.00	USD	147	(71)
USD Currency	Deutsche Bank AG	03/31/20	ZAR	15.35	USD	140	(901)
USD Currency	Citibank NA	04/08/20	ZAR	17.00	USD	140	(128)

							(2,091)

Put
USD Currency	Citibank NA	01/09/20	ZAR	14.45	USD	47	(1,484)
USD Currency	Morgan Stanley & Co. International plc	01/17/20	BRL	3.99	USD	56	(221)
USD Currency	Citibank NA	02/05/20	JPY	108.00	USD	28	(143)
USD Currency	Credit Suisse International	02/06/20	BRL	4.06	USD	112	(1,950)
USD Currency	Citibank NA	02/06/20	BRL	3.98	USD	134	(1,001)
USD Currency	Deutsche Bank AG	02/14/20	BRL	3.98	USD	188	(1,566)
USD Currency	Citibank NA	03/06/20	BRL	3.98	USD	134	(1,461)
USD Currency	Bank of America NA	03/06/20	RUB	62.50	USD	134	(1,721)
USD Currency	Citibank NA	05/01/20	JPY	104.00	USD	93	(393)

							(9,940)

							$(12,031)

OTC Interest Rate Swaptions Written

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Put
2-Year Interest Rate Swap	1.86%	Semi-Annual	3 month LIBOR	Quarterly	Morgan Stanley & Co. International plc	01/29/20	1.86%	USD	9,968	$(501)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.IG.33.V1	1.00%	Quarterly	12/20/24	USD	3,289	$(86,366)	$(70,665)	$(15,701)

62	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Balanced Capital Portfolio

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund
				Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
28 day MXIBTIIE	Monthly	6.88%	Monthly	N/A		12/15/20	MXN	6,899	$(596)	$—	$(596)
28 day MXIBTIIE	Monthly	6.88%	Monthly	N/A		12/16/20	MXN	13,347	(1,164)	—	(1,164)
6.86%	Monthly	28 day MXIBTIIE	Monthly	07/24/20	(a)	07/23/21	MXN	1,720	(324)	—	(324)
6.90%	Monthly	28 day MXIBTIIE	Monthly	07/27/20	(a)	07/26/21	MXN	2,401	(506)	—	(506)
6.78%	Monthly	28 day MXIBTIIE	Monthly	08/07/20	(a)	08/06/21	MXN	7,597	(1,202)	—	(1,202)
3 month BA	Semi-Annual	1.94%	Semi-Annual	N/A		12/06/21	CAD	3,525	(2,332)	—	(2,332)
28 day MXIBTIIE	Monthly	6.52%	Monthly	N/A		12/14/21	MXN	10,473	(1,949)	—	(1,949)
28 day MXIBTIIE	Monthly	6.51%	Monthly	N/A		12/15/21	MXN	8,922	(1,722)	—	(1,722)
3 month BA	Semi-Annual	2.02%	Semi-Annual	N/A		12/17/21	CAD	3,625	1,573	—	1,573
7.23%	Monthly	28 day MXIBTIIE	Monthly	N/A		07/18/22	MXN	1,865	(1,414)	—	(1,414)
7.23%	Monthly	28 day MXIBTIIE	Monthly	N/A		07/19/22	MXN	932	(708)	—	(708)
7.22%	Monthly	28 day MXIBTIIE	Monthly	N/A		07/20/22	MXN	359	(269)	—	(269)
7.21%	Monthly	28 day MXIBTIIE	Monthly	N/A		07/25/22	MXN	502	(373)	—	(373)
7.20%	Monthly	28 day MXIBTIIE	Monthly	N/A		08/03/22	MXN	2,325	(1,749)	—	(1,749)
28 day MXIBTIIE	Monthly	7.00%	Monthly	N/A		08/11/22	MXN	4,331	2,063	—	2,063
7.11%	Monthly	28 day MXIBTIIE	Monthly	N/A		10/14/22	MXN	1,575	(1,075)	—	(1,075)
7.11%	Monthly	28 day MXIBTIIE	Monthly	N/A		10/14/22	MXN	2,077	(1,402)	—	(1,402)
28 day MXIBTIIE	Monthly	6.73%	Monthly	N/A		08/09/24	MXN	1,462	378	—	378
28 day MXIBTIIE	Monthly	6.67%	Monthly	N/A		08/12/24	MXN	3,217	420	—	420
28 day MXIBTIIE	Monthly	6.72%	Monthly	N/A		08/13/24	MXN	2,768	636	—	636
28 day MXIBTIIE	Monthly	6.59%	Monthly	N/A		11/08/24	MXN	4,041	(232)	—	(232)
28 day MXIBTIIE	Monthly	6.32%	Monthly	N/A		07/17/25	MXN	2,027	(1,748)	—	(1,748)
3 month LIBOR	Quarterly	2.13%	Semi-Annual	N/A		08/25/25	USD	65	1,658	—	1,658

									$(12,037)	$—	$(12,037)

(a)	Forward swap.

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/20	USD	209	$(904)	$178	$(1,082)
United Mexican States	1.00%	Quarterly	Bank of America NA	09/20/20	USD	209	(1,302)	387	(1,689)
Federative Republic of Brazil	1.00%	Quarterly	Citibank NA	12/20/24	USD	555	(419)	9,169	(9,588)
Federative Republic of Brazil	1.00%	Quarterly	Citibank NA	12/20/24	USD	19	(14)	314	(328)
Federative Republic of Brazil	1.00%	Quarterly	Goldman Sachs International	12/20/24	USD	363	(274)	6,546	(6,820)
Federative Republic of Brazil	1.00%	Quarterly	Goldman Sachs International	12/20/24	USD	61	(47)	1,104	(1,151)
Republic of Chile	1.00%	Quarterly	Citibank NA	12/20/24	USD	60	(1,679)	(1,451)	(228)
Republic of Colombia	1.00%	Quarterly	Citibank NA	12/20/24	USD	206	(2,742)	(744)	(1,998)
Republic of Colombia	1.00%	Quarterly	Citibank NA	12/20/24	USD	12	(160)	(43)	(117)
Republic of Colombia	1.00%	Quarterly	Morgan Stanley & Co. International plc	12/20/24	USD	110	(1,464)	(417)	(1,047)
Republic of Colombia	1.00%	Quarterly	Morgan Stanley & Co. International plc	12/20/24	USD	10	(133)	(38)	(95)
Republic of South Africa	1.00%	Quarterly	Goldman Sachs International	12/20/24	USD	224	6,419	8,602	(2,183)
Republic of Turkey	1.00%	Quarterly	Goldman Sachs International	12/20/24	USD	145	11,595	17,912	(6,317)
State of Qatar	1.00%	Quarterly	JPMorgan Chase Bank NA	12/20/24	USD	55	(1,691)	(1,359)	(332)
United Mexican States	1.00%	Quarterly	Citibank NA	12/20/24	USD	290	(3,064)	1,750	(4,814)
United Mexican States	1.00%	Quarterly	Citibank NA	12/20/24	USD	509	(5,380)	3,824	(9,204)
United Mexican States	1.00%	Quarterly	Citibank NA	12/20/24	USD	102	(1,077)	766	(1,843)
CMBX.NA.9.AAA-	0.50%	Monthly	Credit Suisse International	09/17/58	USD	60	(784)	690	(1,474)
CMBX.NA.9.AAA-	0.50%	Monthly	Deutsche Bank AG	09/17/58	USD	50	(653)	585	(1,238)
CMBX.NA.9.AAA-	0.50%	Monthly	Morgan Stanley & Co. International plc	09/17/58	USD	110	(1,437)	1,364	(2,801)
CMBX.NA.9.AAA-	0.50%	Monthly	Morgan Stanley & Co. International plc	09/17/58	USD	40	(522)	463	(985)
CMBX.NA.9.AAA-	0.50%	Monthly	Morgan Stanley & Co. International plc	09/17/58	USD	50	(653)	577	(1,230)
CMBX.NA.9.BBB-	3.00%	Monthly	Morgan Stanley & Co. International plc	09/17/58	USD	2	11	112	(101)
CMBX.NA.6.AAA-	0.50%	Monthly	Deutsche Bank AG	05/11/63	USD	94	(802)	(70)	(732)
CMBX.NA.6.AAA-	0.50%	Monthly	Deutsche Bank AG	05/11/63	USD	42	(361)	(6)	(355)
CMBX.NA.6.BBB-	3.00%	Monthly	JPMorgan Securities LLC	05/11/63	USD	20	$1,012	$1,852	$(840)

							$(6,525)	$52,067	$(58,592)

SCHEDULES OF INVESTMENTS	63

Schedule of Investments (continued) December 31, 2019	BlackRock Balanced Capital Portfolio

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	Quarterly	Bank of America NA	06/20/20	BBB+	USD	209	$904	$(205)	$1,109
United Mexican States	1.00%	Quarterly	JPMorgan Chase Bank NA	09/20/20	BBB+	USD	209	1,302	(338)	1,640
Republic of Turkey	1.00%	Quarterly	Goldman Sachs International	12/20/24	B+	USD	36	(2,899)	(4,478)	1,579
CMBX.NA.3.AM	0.50%	Monthly	Credit Suisse International	12/13/49	NR	USD	—	—	(9)	9
CMBX.NA.3.AM	0.50%	Monthly	Goldman Sachs International	12/13/49	NR	USD	—	—	(18)	18
CMBX.NA.9.BBB-	3.00%	Monthly	Deutsche Bank AG	09/17/58	NR	USD	7	(38)	(816)	778
CMBX.NA.10.BBB-	3.00%	Monthly	JPMorgan Securities LLC	11/17/59	BBB-	USD	5	(10)	(415)	405
CMBX.NA.6.BBB-	3.00%	Monthly	Credit Suisse International	05/11/63	BBB	USD	20	(1,012)	(1,532)	520

								$(1,753)	$(7,811)	$6,058

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund
				Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
4.45%	At Termination	1 day BZDIOVER	At Termination	JPMorgan Chase Bank NA	01/04/21	BRL	2,492	$1,038	$—	$1,038
4.46%	At Termination	1 day BZDIOVER	At Termination	Citibank NA	01/04/21	BRL	1,671	647	—	647
4.49%	At Termination	1 day BZDIOVER	At Termination	Citibank NA	01/04/21	BRL	2,452	772	—	772
3.27%	Semi-Annual	3 month LIBOR	Quarterly	Deutsche Bank AG	05/16/21	USD	550	(12,424)	—	(12,424)
1 day BZDIOVER	At Termination	5.32%	At Termination	JPMorgan Chase Bank NA	01/03/22	BRL	1,955	764	—	764
1 day BZDIOVER	At Termination	6.35%	At Termination	JPMorgan Chase Bank NA	01/02/23	BRL	1,286	7,140	—	7,140
1 day BZDIOVER	At Termination	8.27%	At Termination	JPMorgan Chase Bank NA	01/02/23	BRL	850	20,970	—	20,970
1 day BZDIOVER	At Termination	5.98%	At Termination	JPMorgan Chase Bank NA	01/02/25	BRL	793	(2,629)	—	(2,629)
1 day BZDIOVER	At Termination	5.99%	At Termination	Citibank NA	01/02/25	BRL	561	(1,753)	—	(1,753)
1 day BZDIOVER	At Termination	6.03%	At Termination	JPMorgan Chase Bank NA	01/02/25	BRL	561	(1,505)	—	(1,505)
1 day BZDIOVER	At Termination	6.05%	At Termination	Citibank NA	01/02/25	BRL	550	(1,336)	—	(1,336)

64	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Balanced Capital Portfolio

OTC Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund
				Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1 day BZDIOVER	At Termination	6.26% 28 day	At Termination	Citibank NA	01/02/25	BRL	839	$(35)	$—	$(35)
5.73%	Monthly	MXIBTIIE	Monthly	Bank of America NA	01/03/25	MXN	940	1,966	—	1,966
28 day MXIBTIIE	Monthly	6.43%	Monthly	Bank of America NA	06/06/25	MXN	836	(448)	—	(448)
28 day MXIBTIIE	Monthly	6.33% 28 day	Monthly	Citibank NA	07/17/25	MXN	1,010	(858)	—	(858)
6.31%	Monthly	MXIBTIIE	Monthly	Deutsche Bank AG	08/11/25	MXN	3,807	3,515	—	3,515
28 day MXIBTIIE	Monthly	6.27%	Monthly	Bank of America NA	12/05/25	MXN	116	(128)	—	(128)

								$15,696	$—	$15,696

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference Rate
1 day BZDIOVER	Overnight Brazil CETIP — Interbank Rate	0.02%
28 day MXIBTIIE	Mexico Interbank TIIE 28-Day	7.55%
3 month BA	Canadian Bankers Acceptances	2.08%
3 month LIBOR	London Interbank Offered Rate	1.91%

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps (a)	$—	$(70,665)	$6,728	$(34,466)	$—
OTC Swaps	56,195	(11,939)	42,870	(79,708)	—
Options Written	N/A	N/A	52,439	(6,053)	(17,756)

(a)	Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

SCHEDULES OF INVESTMENTS	65

Schedule of Investments (continued) December 31, 2019	BlackRock Balanced Capital Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts (a)	$—	$—	$58,796	$—	$140,276	$—	$199,072
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	229,162	—	—	229,162
Options purchased
Investments at value — unaffiliated (b)	—	—	—	39,112	59,102	—	98,214
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps (a)	—	—	—	—	6,728	—	6,728
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	62,253	—	—	36,812	—	99,065

	$ —	$ 62,253	$ 58,796	$ 268,274	$ 242,918	$ —	$ 632,241

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts (a)	—	—	—	—	112,527	—	112,527
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	137,706	—	—	137,706
Options written
Options written at value	—	—	—	12,031	5,725	—	17,756
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps (a)	—	15,701	—	—	18,765	—	34,466
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	70,531	—	—	21,116	—	91,647

	$ —	$ 86,232	$ —	$ 149,737	$ 158,133	$ —	$ 394,102

(a)	Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any,are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).
(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the year ended December 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$3,355,011	$—	$3,221,249	$—	$6,576,260
Forward foreign currency exchange contracts	—	—	—	(1,021,129)	—	—	(1,021,129)
Options purchased (a)	—	—	—	(298,718)	(48,027)	—	(346,745)
Options written	—	—	—	169,493	31,482	—	200,975
Swaps	—	(141,874)	—	1,171	48,371	(100,234)	(192,566)

	$—	$(141,874)	$3,355,011	$(1,149,183)	$3,253,075	$(100,234)	$5,216,795

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	1,185,927	—	(850,068)	—	335,859
Forward foreign currency exchange contracts	—	—	—	308,819	—	—	308,819
Options purchased (b)	—	—	—	24,569	(82,781)	—	(58,212)
Options written	—	—	—	(2,049)	76,030	—	73,981
Swaps	—	(72,041)	—	1,060	1,429	(2,891)	(72,443)

	$—	$(72,041)	$1,185,927	$332,399	$(855,390)	$(2,891)	$588,004

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

66	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Balanced Capital Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$67,904,544
Average notional value of contracts — short	26,914,553
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	9,610,371
Average amounts sold — in USD	16,414,064
Options:
Average value of option contracts purchased	46,335
Average value of option contracts written	22,943
Average notional value of swaption contracts purchased	2,166,750
Average notional value of swaption contracts written	2,492,000
Credit default swaps:
Average notional value — buy protection	6,229,925
Average notional value — sell protection	518,175
Interest rate swaps:
Average notional value — pays fixed rate	6,414,669
Average notional value — receives fixed rate	12,603,343
Currency swaps:
Average notional value — pays	—	(a)
Average notional value — receives	—	(a)
Inflation swaps:
Average notional value — pays fixed rate	2,247,203
Average notional value — receives fixed rate	2,911,447

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$62,580	$56,343
Forward foreign currency exchange contracts	229,162	137,706
Options (a)	98,214	17,756
Swaps — Centrally cleared	13	—
Swaps — OTC (b)	99,065	91,647

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$489,034	$303,452
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(67,343)	(61,567)

Total derivative assets and liabilities subject to an MNA	$421,691	$241,885

(a)	Includes options purchased at value which is included in Investments at value – unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

SCHEDULES OF INVESTMENTS	67

Schedule of Investments (continued) December 31, 2019	BlackRock Balanced Capital Portfolio

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Bank of America NA	$46,854	$(7,366)	$—	$—	$39,488
BNP Paribas SA	4,180	(4,180)	—	—	—
Citibank NA	96,933	(49,449)	—	—	47,484
Credit Suisse International	6,226	(6,226)	—	—	—
Deutsche Bank AG	113,751	(21,272)	—	—	92,479
Goldman Sachs International	35,761	(20,967)	—	—	14,794
HSBC Bank plc	50,672	(19,077)	—	—	31,595
JPMorgan Chase Bank NA	45,059	(45,059)	—	—	—
JPMorgan Securities LLC	2,257	(1,255)	—	—	1,002
Morgan Stanley & Co. International plc	11,366	(11,366)	—	—	—
Natwest Markets plc	3,497	—	—	—	3,497
UBS AG	5,135	—	—	—	5,135

	$421,691	$(186,217)	$—	$—	$235,474

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)
Bank of America NA	$7,366	$(7,366)	$—	$—	$—
Barclays Bank plc	6,145	—	—	—	6,145
BNP Paribas SA	6,810	(4,180)	—	—	2,630
Citibank NA	49,449	(49,449)	—	—	—
Credit Suisse International	20,629	(6,226)	—	—	14,403
Deutsche Bank AG	21,272	(21,272)	—	—	—
Goldman Sachs International	20,967	(20,967)	—	—	—
HSBC Bank plc	19,077	(19,077)	—	—	—
JPMorgan Chase Bank NA	71,499	(45,059)	—	—	26,440
JPMorgan Securities LLC	1,255	(1,255)	—	—	—
Morgan Stanley & Co. International plc	17,416	(11,366)	—	—	6,050

	$241,885	$(186,217)	$—	$—	$55,668

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.

68	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Balanced Capital Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$15,109,151	$1,113,301	$16,222,452
Common Stocks (a)	301,034,536	—	—	301,034,536
Corporate Bonds (a)	—	58,365,764	—	58,365,764
Foreign Agency Obligations (a)	—	1,386,068	—	1,386,068
Foreign Government Obligations (a)	—	4,590,818	—	4,590,818
Investment Companies	3,137,512	—	—	3,137,512
Municipal Bonds	—	9,289,696	—	9,289,696
Non-Agency Mortgage-Backed Securities	—	8,872,327	272,121	9,144,448
Capital Trusts (a)	—	746,514	—	746,514
Rights (a)	21,913	—	—	21,913
U.S. Government Sponsored Agency Securities	—	92,679,269	—	92,679,269
U.S. Treasury Obligations	—	37,287,174	—	37,287,174
Short-Term Securities:
Borrowed Bond Agreements	—	2,861,094	—	2,861,094
Foreign Government Obligations (a)	—	3,929,364	—	3,929,364
Money Market Funds	7,564,319	—	—	7,564,319
Options Purchased:
Foreign currency exchange contracts	—	39,112	—	39,112
Interest rate contracts	4,750	54,352	—	59,102
Liabilities:
Investments:
Borrowed Bonds	—	(2,849,605)	—	(2,849,605)
TBA Sale Commitments	—	(7,040,983)	—	(7,040,983)

Subtotal	$311,763,030	$225,320,115	$1,385,422	$538,468,567

Investments valued at NAV (b)				15,398,268

Total Investments				$553,866,835

Derivative Financial Instruments (c)
Assets:
Credit contracts	$—	$6,058	$—	$6,058
Equity contracts	58,796	—	—	58,796
Foreign currency exchange contracts	—	229,162	—	229,162
Interest rate contracts	140,276	43,540	—	183,816
Liabilities:
Credit contracts	—	(74,293)	—	(74,293)
Foreign currency exchange contracts	—	(149,737)	—	(149,737)
Interest rate contracts	(117,751)	(40,382)	—	(158,133)

	$81,321	$14,348	$—	$95,669

(a)	See above Schedule of Investments for values in each industry or country.
(b)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, Reverse Repurchase Agreements of $997,548 are categorized as Level 2 within the disclosure hierarchy.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	69

Schedule of Investments December 31, 2019	BlackRock Capital Appreciation Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 99.4%

Aerospace & Defense — 1.1%
Boeing Co. (The)	6,710	$2,185,850

Automobiles — 0.5%
Ferrari NV	5,466	904,842

Beverages — 1.4%
Constellation Brands, Inc., Class A	14,123	2,679,839

Biotechnology — 1.3%
Vertex Pharmaceuticals, Inc.(a)	11,532	2,524,931

Capital Markets — 4.0%
CME Group, Inc.	15,951	3,201,685
S&P Global, Inc.	16,985	4,637,754

		7,839,439

Chemicals — 1.7%
Sherwin-Williams Co. (The)	5,703	3,327,929

Commercial Services & Supplies — 0.8%
Waste Management, Inc.	14,319	1,631,793

Containers & Packaging — 1.3%
Ball Corp.	38,364	2,481,000

Electronic Equipment, Instruments & Components — 1.1%
Keysight Technologies, Inc.(a)	21,204	2,176,166

Entertainment — 2.8%
Netflix, Inc.(a)	16,829	5,445,359

Equity Real Estate Investment Trusts (REITs) — 2.3%
Prologis, Inc.	12,431	1,108,100
SBA Communications Corp.(a)	14,174	3,415,792

		4,523,892

Health Care Equipment & Supplies — 5.1%(a)
Align Technology, Inc.	11,417	3,185,800
Boston Scientific Corp.	61,128	2,764,208
Intuitive Surgical, Inc.	6,902	4,080,117

		10,030,125

Health Care Providers & Services — 2.7%
Humana, Inc.	3,058	1,120,818
UnitedHealth Group, Inc.(b)	13,967	4,106,019

		5,226,837

Hotels, Restaurants & Leisure — 0.5%
Domino’s Pizza, Inc.	3,673	1,079,054

Industrial Conglomerates — 1.7%
Honeywell International, Inc.	5,973	1,057,221
Roper Technologies, Inc.	6,417	2,273,094

		3,330,315

Interactive Media & Services — 9.8%(a)
Alphabet, Inc., Class A	4,838	6,479,969
Facebook, Inc., Class A	36,081	7,405,625
IAC/InterActiveCorp.	21,013	5,234,548

		19,120,142

Internet & DirectMarketing Retail — 11.6%
Alibaba Group Holding Ltd., ADR(a)	20,744	4,399,803
Amazon.com, Inc.(a)	8,255	15,253,919
MercadoLibre, Inc.	5,362	3,066,742

		22,720,464

Security	Shares	Value

IT Services — 11.7%
GoDaddy, Inc., Class A(a)	21,420	$1,454,846
Mastercard, Inc., Class A(b)	29,879	8,921,571
PayPal Holdings, Inc.(a)	16,497	1,784,480
Shopify, Inc., Class A(a)(b)	2,546	1,012,239
Visa, Inc., Class A	52,260	9,819,654

		22,992,790

Life Sciences Tools & Services — 2.3%(a)
Illumina, Inc.	4,290	1,423,165
IQVIA Holdings, Inc.	19,632	3,033,340

		4,456,505

Pharmaceuticals — 2.8%
Novartis AG, ADR(b)	27,123	2,568,277
Zoetis, Inc.	22,500	2,977,875

		5,546,152

Professional Services — 3.7%
CoStar Group, Inc.(a)	7,735	4,627,851
TransUnion	29,530	2,528,063

		7,155,914

Road &Rail — 1.0%
Union Pacific Corp.	10,390	1,878,408

Semiconductors & Semiconductor Equipment — 3.4%
ASML Holding NV (Registered), NYRS	15,345	4,541,199
Xilinx, Inc.	22,057	2,156,513

		6,697,712

Software — 18.3%
Adobe, Inc.(a)	16,222	5,350,178
Autodesk, Inc.(a)	18,124	3,325,029
Coupa Software, Inc.(a)	7,873	1,151,426
Intuit, Inc.	16,509	4,324,202
Microsoft Corp.	72,348	11,409,280
salesforce.com, Inc.(a)	33,700	5,480,968
ServiceNow, Inc.(a)	17,358	4,900,511

		35,941,594

Specialty Retail — 2.7%
Burlington Stores, Inc.(a)	11,262	2,568,074
Lowe’s Cos., Inc.	22,637	2,711,007

		5,279,081

Technology Hardware, Storage & Peripherals — 2.1%
Apple, Inc.	14,244	4,182,751

Textiles, Apparel & Luxury Goods — 1.7%
NIKE, Inc., Class B	33,210	3,364,505

Total Common Stocks — 99.4% (Cost: $129,769,805)		194,723,389

Preferred Stocks — 0.6%

Software — 0.6%
Palantir Technologies, Inc., Series I (Acquired 02/11/14, cost $1,152,906)(a)(c)(d)	188,076	1,113,410

Total Preferred Stocks — 0.6% (Cost: $1,152,906)		1,113,410

Total Long-Term Investments — 100.0% (Cost: $130,922,711)		195,836,799

70	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Capital Appreciation Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities — 2.5%(e)*
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.51%	232,078	$232,078
SL Liquidity Series, LLC, Money Market Series, 1.80%(f)	4,710,170	4,711,112

Total Short-Term Securities — 2.5% (Cost: $4,943,170)		4,943,190

Total Investments — 102.5% (Cost: $135,865,881)		200,779,989

Liabilities in Excess of Other Assets — (2.5)%		(4,842,058)

Net Assets — 100.0%		$195,937,931

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $1,113,410, representing 0.57% of its net assets as of period end, and an original cost of $1,152,906.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Annualized 7-day yield as of period end.
(f)	Security was purchased with the cash collateral from loaned securities.
*

During the year ended December 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/18	Net Activity	Shares Held at 12/31/19	Value at 12/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	3,749,583	(3,517,505)	232,078	$232,078	$21,595		$—	$—
SL Liquidity Series, LLC, Money Market Series	4,608,561	101,609	4,710,170	4,711,112	14,830	(b)	(328)	119

				$4,943,190	$36,425		$(328)	$119

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

SCHEDULES OF INVESTMENTS	71

Schedule of Investments (continued) December 31, 2019	BlackRock Capital Appreciation Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks (a)	$194,723,389	$—	$—	$194,723,389
Preferred Stocks(a)	—	—	1,113,410	1,113,410
Short-Term Securities	232,078	—	—	232,078

Subtotal	$194,955,467	$—	$1,113,410	$196,068,877

Investments valued at NAV (b)				4,711,112

Total Investments				$200,779,989

(a)	See above Schedule of Investments for values in each industry.
(b)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

See notes to financial statements.

72	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments December 31, 2019	BlackRock Global Allocation Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 59.1%

Argentina — 0.0%
YPF SA, ADR(a)	366	$4,238

Australia — 0.1%
AGL Energy Ltd.	914	13,156
BHP Group Ltd.	198	5,422
Coles Group Ltd.(b)	64	666
Newcrest Mining Ltd.	3,702	78,182
Quintis HoldCo Pty. Ltd. (Acquired 10/22/18, cost $115,835)(b)(c)(d)	218,994	147,532
Rio Tinto plc	3	178
South32 Ltd.	3,183	6,010
Wesfarmers Ltd.	40	1,162
Woolworths Group Ltd.	120	3,044

		255,352

Austria — 0.1%
Erste Group Bank AG(b)	2,509	94,244

Belgium — 0.1%
KBC Group NV	1,830	137,972

Brazil — 0.5%
Azul SA, ADR(a)(b)	18,251	781,143
B3 SA - Brasil Bolsa Balcao(b)	100	1,069
Banco do Brasil SA(b)	695	9,133
Banco Santander Brasil SA	400	4,917
Engie Brasil Energia SA	200	2,545
Notre Dame Intermedica Participacoes SA	10,588	180,612
Petrobras Distribuidora SA	2,239	16,648

		996,067

Canada — 0.6%
Barrick Gold Corp.	4,719	87,653
Constellation Software, Inc.	1	971
Enbridge, Inc.	22,096	878,531
Fairfax Financial Holdings Ltd.	20	9,391
Imperial Oil Ltd.	74	1,958
Nutrien Ltd.	55	2,633
Thomson Reuters Corp.	120	8,584
Wheaton Precious Metals Corp.	3,374	100,398

		1,090,119

Chile — 0.0%
Cia Cervecerias Unidas SA, ADR(a)	1,822	34,563

China — 2.4%
Agile Group Holdings Ltd.	4,000	6,011
Agricultural Bank of China Ltd., Class H	5,000	2,201
Aier Eye Hospital Group Co. Ltd., Class A	5,700	32,443
Air China Ltd., Class H	2,000	2,029
Alibaba Group Holding Ltd.(b)	9,500	252,608
Alibaba Group Holding Ltd., ADR(b)	4,977	1,055,622
Anhui Conch Cement Co. Ltd., Class A	900	7,091
Anhui Conch Cement Co. Ltd., Class H	1,500	10,929
ANTA Sports Products Ltd.	7,000	62,672
Asymchem Laboratories Tianjin Co. Ltd., Class A	1,693	31,517
Autobio Diagnostics Co. Ltd., Class A	2,283	31,658
Beijing Capital International Airport Co. Ltd., Class H	10,000	9,686
Beijing Enterprises Holdings Ltd.	1,500	6,883
Brilliance China Automotive Holdings Ltd.	22,000	22,833
CGN Power Co. Ltd., Class H(e)	1,000	267

Security	Shares	Value

China (continued)
China CITIC Bank Corp. Ltd., Class H	12,000	$7,195
China Hongqiao Group Ltd.	500	302
China International Travel Service Corp. Ltd., Class A	2,300	29,431
China Longyuan Power Group Corp. Ltd., Class H	4,000	2,530
China Mengniu Dairy Co. Ltd.(b)	6,000	24,271
China Merchants Bank Co. Ltd., Class H	5,500	28,276
China Mobile Ltd.	1,500	12,675
China Overseas Land & Investment Ltd.	22,000	85,681
China Petroleum & Chemical Corp., Class H	16,000	9,634
China Resources Cement Holdings Ltd.	10,000	12,730
China Resources Pharmaceutical Group Ltd.(e)	2,500	2,318
China Resources Power Holdings Co. Ltd.	4,000	5,616
China Taiping Insurance Holdings Co. Ltd.	400	992
China Telecom Corp. Ltd., Class H	2,000	824
China Unicom Hong Kong Ltd.	2,000	1,883
CITIC Ltd.	3,000	4,004
CNOOC Ltd.	8,000	13,303
Country Garden Services Holdings Co. Ltd.(b)	1,114	3,751
Dali Foods Group Co. Ltd.(e)	5,500	4,075
Daqin Railway Co. Ltd., Class A	500	590
Foshan Haitian Flavouring & Food Co. Ltd., Class A	1,800	27,847
Fosun International Ltd.	11,000	16,045
GF Securities Co. Ltd., Class H	200	244
Glodon Co. Ltd., Class A	5,400	26,396
Great Wall Motor Co. Ltd., Class A	15,300	19,485
Gree Electric Appliances, Inc. of Zhuhai, Class A	2,300	21,704
Guangzhou Automobile Group Co. Ltd., Class A	11,200	18,823
Guangzhou Automobile Group Co. Ltd., Class H	24,000	29,880
Guangzhou Baiyun International Airport Co. Ltd., Class A	11,500	28,892
Guotai Junan Securities Co. Ltd., Class H(e)	1,200	2,126
Haier Smart Home Co. Ltd., Class A	8,200	23,009
Haitong Securities Co. Ltd., Class H	3,600	4,253
Hangzhou Hikvision Digital Technology Co. Ltd., Class A	25,700	121,224
Hangzhou Robam Appliances Co. Ltd., Class A	5,000	24,327
Hangzhou Tigermed Consulting Co. Ltd., Class A	3,200	29,064
Han’s Laser Technology Industry Group Co. Ltd., Class A	6,200	35,711
Hengan International Group Co. Ltd.	4,000	28,492
Huadian Power International Corp. Ltd., Class H	2,000	760
Huazhu Group Ltd., ADR(a)	836	33,498
Hundsun Technologies, Inc., Class A	2,800	31,340
HUYA, Inc., ADR(b)	84	1,508
Industrial & Commercial Bank of China Ltd., Class H	41,000	31,633
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	6,699	29,821

CONSOLIDATED SCHEDULES OF INVESTMENTS	73

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Global Allocation Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Inspur Electronic Information Industry Co. Ltd., Class A	7,500	$32,478
JD.com, Inc., ADR(b)	427	15,043
Jiangsu Hengrui Medicine Co. Ltd., Class A	2,500	31,471
Kingdee International Software Group Co. Ltd.	70,000	70,031
Kingsoft Corp. Ltd.(b)	12,000	31,121
Kunlun Energy Co. Ltd.	4,000	3,534
Laobaixing Pharmacy Chain JSC, Class A	2,600	23,954
Lenovo Group Ltd.	46,000	30,891
Li Ning Co. Ltd.	11,000	32,992
Momo, Inc., ADR	215	7,202
New Oriental Education & Technology Group, Inc., ADR(b)	364	44,135
Ping An Insurance Group Co. of China Ltd., Class A	2,300	28,282
Shanghai International Airport Co. Ltd., Class A	2,200	24,938
Shanghai Jahwa United Co. Ltd., Class A	5,600	24,903
Shenzhen Goodix Technology Co. Ltd., Class A	100	2,968
Shenzhen Inovance Technology Co. Ltd., Class A	7,300	32,182
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	1,000	26,174
Sinopec Engineering Group Co. Ltd., Class H	4,000	2,394
Sinopec Shanghai Petrochemical Co. Ltd., Class H	28,000	8,453
TAL Education Group, ADR(b)	775	37,355
Tencent Holdings Ltd.	23,800	1,146,593
Tencent Music Entertainment Group, ADR(b)	342	4,015
Tsingtao Brewery Co. Ltd., Class A	300	2,201
Tsingtao Brewery Co. Ltd., Class H	2,000	13,436
Venustech Group, Inc., Class A	6,399	31,108
Vipshop Holdings Ltd., ADR(b)	442	6,263
Want Want China Holdings Ltd.	81,000	75,659
Weichai Power Co. Ltd., Class H	2,000	4,221
Wuhan Raycus Fiber Laser Technologies Co. Ltd., Class A	2,093	35,462
WuXi AppTec Co. Ltd., Class A	2,300	30,459
Wuxi Biologics Cayman, Inc.(b)(e)	2,500	31,664
Yanzhou Coal Mining Co. Ltd., Class H	4,000	3,594
Yifeng Pharmacy Chain Co. Ltd., Class A	2,500	26,320
Yonyou Network Technology Co. Ltd., Class A	5,800	23,725
Yum China Holdings, Inc	1,602	76,912
Zhejiang Expressway Co. Ltd., Class H	4,000	3,647
Zhuzhou CRRC Times Electric Co. Ltd., Class H	600	2,171
Zijin Mining Group Co. Ltd., Class H	8,000	3,973
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	1,000	838

		4,403,375

Czech Republic — 0.0%
CEZ A/S	2,418	54,344

Denmark — 0.1%
AP Moller - Maersk A/S, Class A	12	16,266
AP Moller - Maersk A/S, Class B	10	14,422

Security	Shares	Value

Denmark (continued)
Novo Nordisk A/S, Class B	810	$46,939

		77,627

Finland — 0.0%
Nokia OYJ	1,233	4,561

France — 2.2%
BNP Paribas SA	2,436	144,791
Cie de Saint-Gobain	2,519	103,193
Credit Agricole SA	8,174	118,943
Danone SA	15,937	1,323,503
Dassault Aviation SA	180	236,230
Eiffage SA	642	73,655
Electricite de France SA	193	2,154
EssilorLuxottica SA	1,415	216,327
Kering SA	15	9,884
L’Oreal SA	3	887
Renault SA	152	7,218
Safran SA	4,953	765,037
Sanofi	4,697	471,708
Schneider Electric SE	6	616
Societe Generale SA	3,619	126,296
Sodexo SA	3,881	459,928
Vivendi SA	51	1,477

		4,061,847

Germany — 1.6%
adidas AG	38	12,353
Fresenius SE & Co. KGaA	7,317	411,753
HeidelbergCement AG	21	1,526
Infineon Technologies AG	12,930	292,145
Knorr-Bremse AG(b)	5,448	554,575
SAP SE	34	4,576
Siemens AG (Registered)	12,062	1,575,196
Vonovia SE	1,585	85,129
Wirecard AG	56	6,753

		2,944,006

Hong Kong — 0.6%
CK Infrastructure Holdings Ltd.	8,500	60,492
CLP Holdings Ltd.	6,000	62,984
Hang Lung Properties Ltd.	33,000	72,459
HKT Trust & HKT Ltd.(f)	38,000	53,553
Hongkong Land Holdings Ltd.	300	1,726
Hysan Development Co. Ltd.	8,000	31,370
Jardine Matheson Holdings Ltd.	1,700	94,601
Link REIT	5,000	52,970
Power Assets Holdings Ltd.	3,500	25,605
Sun Art Retail Group Ltd.	4,000	4,854
Sun Hung Kai Properties Ltd.	38,166	584,508
WH Group Ltd.(e)	34,000	35,155
Wharf Real Estate Investment Co. Ltd.	5,000	30,508

		1,110,785

India — 1.0%
Asian Paints Ltd.	2,180	54,527
Hero MotoCorp Ltd.	1,638	56,077
Hindustan Petroleum Corp. Ltd.	760	2,811
Hindustan Unilever Ltd.	4,210	113,455
Housing Development Finance Corp. Ltd.	15,439	522,031
ICICI Bank Ltd.	11,034	83,679
Infosys Ltd.	127	1,308
InterGlobe Aviation Ltd.(e)	12	224
Larsen & Toubro Ltd.	2,681	48,769
Oil & Natural Gas Corp. Ltd.	15,574	28,123
Reliance Industries Ltd.	41,161	873,112

74	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Global Allocation Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

India (continued)
Vedanta Ltd.	4,808	$10,284
Wipro Ltd.	925	3,185
Zee Entertainment Enterprises Ltd.	12,831	52,526

		1,850,111

Indonesia — 0.1%
Bank Central Asia Tbk. PT	37,200	89,466

Italy — 1.3%
Enel SpA	120,584	957,898
Intesa Sanpaolo SpA	34,925	91,999
RAI WaySpA(e)	33,659	231,486
Snam SpA	10,460	54,997
UniCredit SpA	77,110	1,127,115

		2,463,495

Japan — 3.9%
Aeon Co. Ltd.	100	2,064
AGC, Inc.	300	10,727
Ajinomoto Co., Inc.	35,100	584,321
Alfresa Holdings Corp.	1,700	34,536
Astellas Pharma, Inc.	28,650	489,055
Canon Marketing Japan, Inc.	1,500	34,708
Daikin Industries Ltd.	2,100	296,289
Daiwa House Industry Co. Ltd.	100	3,096
Denso Corp.	5,930	267,813
Dowa Holdings Co. Ltd.	800	29,697
East Japan Railway Co.	7,127	643,297
FamilyMart Co. Ltd.	200	4,790
FUJIFILM Holdings Corp.	200	9,551
Hitachi Ltd.	200	8,439
Hoya Corp.	5,901	563,322
Japan Airlines Co. Ltd.	24,200	753,488
Japan Aviation Electronics Industry Ltd.	1,900	38,332
Kamigumi Co. Ltd.	1,500	32,973
KDDI Corp.	3,100	92,493
Keyence Corp.	200	70,228
Kinden Corp.	6,200	96,332
Kyowa Kirin Co. Ltd.	100	2,356
Mabuchi Motor Co. Ltd.	1,100	41,531
Maeda Road Construction Co. Ltd.	1,600	39,062
Medipal Holdings Corp.	2,000	44,141
Mitsubishi Estate Co. Ltd.	5,300	101,415
Mitsubishi Heavy Industries Ltd.	400	15,511
Murata Manufacturing Co. Ltd.	7,620	469,000
NEC Corp.	200	8,277
Nippo Corp.	1,400	30,083
Nippon Telegraph & Telephone Corp.	3,240	81,887
Nissan Motor Co. Ltd.	100	580
NTT Data Corp.	100	1,337
Okumura Corp.	1,854	50,970
Olympus Corp.	100	1,541
Otsuka Holdings Co. Ltd.	300	13,372
Recruit Holdings Co. Ltd.	100	3,746
Seino Holdings Co. Ltd.	2,100	28,372
Sekisui House Ltd.	300	6,406
Seven & i Holdings Co. Ltd.	800	29,324
Shin-Etsu Chemical Co. Ltd.	5,320	585,057
Sompo Holdings, Inc.	100	3,927
Stanley Electric Co. Ltd.	1,000	28,881
Subaru Corp.	14,760	365,603
Suzuken Co. Ltd.	800	32,606
Suzuki Motor Corp.	11,861	495,101
Toagosei Co. Ltd.	5,700	65,716
Toda Corp.	7,900	52,146
Tokyo Gas Co. Ltd.	7,016	170,481

Security	Shares	Value

Japan (continued)
Tokyo Steel Manufacturing Co. Ltd.	7,500	$54,200
Toyota Industries Corp.	5,514	317,276
TV Asahi Holdings Corp.	2,500	46,162
Yamato Kogyo Co. Ltd.	900	22,535
Z Holdings Corp.	1,000	4,222

		7,278,375

Malaysia — 0.0%
Malaysia Airports Holdings Bhd	12,900	23,975

Mexico — 0.0%
America Movil SAB de CV	9,439	7,598

Netherlands — 2.0%
ABN AMRO Group NV, CVA(e)	25,818	470,568
Adyen NV(b)(e)	157	129,148
ASML Holding NV	1,495	442,605
ING Groep NV	68,998	829,522
Koninklijke Ahold Delhaize NV	381	9,553
Koninklijke Philips NV	23,902	1,168,418
NXP Semiconductors NV	2,059	262,028
Royal Dutch Shell plc, Class A	4,444	131,100
Royal Dutch Shell plc, Class B	368	10,924
Royal Dutch Shell plc, ADR, Class A(a)	3,626	213,861

		3,667,727

Poland — 0.0%
Polski Koncern Naftowy ORLEN SA	25	566

Portugal — 0.0%
Jeronimo Martins SGPS SA	3,305	54,464

Singapore — 0.5%
CapitaLand Ltd.	247,200	689,816
ComfortDelGro Corp. Ltd.	32,100	56,798
DBS Group Holdings Ltd.	1,500	28,922
Singapore Telecommunications Ltd.	22,700	56,912
United Overseas Bank Ltd.	5,900	116,033

		948,481

South Africa — 0.0%
Aspen Pharmacare Holdings Ltd.	993	8,469
Discovery Ltd.	56	482
Kumba Iron Ore Ltd.	222	6,605
MTN Group Ltd.	198	1,167
Old Mutual Ltd.	5,609	7,873

		24,596

South Korea — 0.3%
Hana Financial Group, Inc.	335	10,656
Hyundai Mobis Co. Ltd.	24	5,310
Industrial Bank of Korea	47	479
Kakao Corp.	252	33,376
KB Financial Group, Inc.	213	8,775
Kia Motors Corp.	44	1,680
KT&G Corp.	1,958	158,417
LG Chem Ltd.	219	60,018
LG Electronics, Inc.	266	16,523
LG Uplus Corp.	844	10,352
NCSoft Corp.	153	71,391
POSCO	311	63,215
Samsung SDI Co. Ltd.	8	1,630
Shinhan Financial Group Co. Ltd.	422	15,822
SK Telecom Co. Ltd.	216	44,506
S-Oil Corp.	363	29,814
Woongjin Coway Co. Ltd.	603	48,544

		580,508

CONSOLIDATED SCHEDULES OF INVESTMENTS	75

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Global Allocation Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Spain — 0.4%
Cellnex Telecom SA(b)(e)	18,085	$780,108
Repsol SA	725	11,390
Telefonica SA	1,429	9,993

		801,491

Sweden — 0.0%
Assa Abloy AB, Class B	257	6,008
Atlas Copco AB, Class B	157	5,451
Hennes & Mauritz AB, Class B	554	11,300
Telefonaktiebolaget LM Ericsson, Class B	1,051	9,183

		31,942

Switzerland — 1.1%
Cie Financiere Richemont SA (Registered)	658	51,423
Glencore plc(b)	115	358
LafargeHolcim Ltd. (Registered)(b)	286	15,867
Nestle SA (Registered)	10,607	1,148,370
Novartis AG (Registered)	52	4,924
Roche Holding AG	2,295	745,881

		1,966,823

Taiwan — 1.1%
Cathay Financial Holding Co. Ltd.	42,000	59,634
Chunghwa Telecom Co. Ltd.	14,000	51,358
Far EasTone Telecommunications Co. Ltd.	16,000	38,482
Formosa Chemicals & Fibre Corp.	14,000	40,902
Formosa Petrochemical Corp.	11,000	35,777
Formosa Plastics Corp.	15,000	49,956
Fubon Financial Holding Co. Ltd.	50,000	77,432
Hon Hai Precision Industry Co. Ltd.(b)	30,760	93,311
MediaTek, Inc.	1,000	14,817
Nan Ya Plastics Corp.	18,000	43,743
Taiwan Mobile Co. Ltd.	15,000	56,043
Taiwan Semiconductor Manufacturing Co. Ltd.	131,000	1,449,886
Uni-President Enterprises Corp.	30,000	74,395
Yageo Corp.	2,000	29,138

		2,114,874

Thailand — 0.2%
Advanced Info Service PCL	11,500	81,660
Intouch Holdings PCL, Class F	34,500	65,871
PTT Global Chemical PCL	30,500	57,953
Siam Cement PCL (The)	4,000	52,281
Thai Beverage PCL	41,200	27,280
Thai Oil PCL	18,200	42,305

		327,350

Turkey — 0.0%
BIM Birlesik Magazalar A/S	212	1,663
Tupras Turkiye Petrol Rafinerileri A/S	158	3,366

		5,029

United Arab Emirates — 0.1%
NMC Health plc	8,466	198,353

United Kingdom — 1.4%
AstraZeneca plc	3,669	367,237
Berkeley Group Holdings plc	1,487	95,707
Coca-Cola European Partners plc	147	7,479
Fiat Chrysler Automobiles NV(b)	990	14,678
GlaxoSmithKline plc	229	5,381
HSBC Holdings plc	68,303	534,706

Security	Shares	Value

United Kingdom (continued)
Hut Group (The) (Acquired 12/03/19, cost $187,164)(b)(c)(d)	288	$190,743
RELX plc	393	9,921
Rolls-Royce Holdings plc(b)	765	6,914
Vodafone Group plc	649,647	1,261,208

		2,493,974

United States — 37.4%
Abbott Laboratories	3,674	319,124
AbbVie, Inc.	7,547	668,211
Accenture plc, Class A	886	186,565
Adobe, Inc.(b)	1,093	360,482
AES Corp.	733	14,587
Agilent Technologies, Inc.	8,660	738,785
Air Products & Chemicals, Inc.	5,147	1,209,494
Alexion Pharmaceuticals, Inc.(b)	47	5,083
Ally Financial, Inc.	336	10,268
Alphabet, Inc., Class C(b)	2,182	2,917,378
Altria Group, Inc.	333	16,620
Amazon.com, Inc.(b)	1,466	2,708,933
American Tower Corp.	463	106,407
Ameriprise Financial, Inc.	124	20,656
Amgen, Inc.	149	35,919
Anthem, Inc.	5,201	1,570,858
Apple, Inc.	9,563	2,808,175
Applied Materials, Inc.	6,355	387,909
Autodesk, Inc.(b)	4,783	877,489
AutoZone, Inc.(b)	22	26,209
Bank of America Corp.	43,921	1,546,898
Bank of New York Mellon Corp. (The)	23	1,158
Baxter International, Inc.	835	69,823
Becton Dickinson and Co.	3,639	989,699
Berkshire Hathaway,Inc., Class B(b)	973	220,385
Biogen, Inc.(b)	35	10,386
Booking Holdings, Inc.(b)	8	16,430
Bristol-Myers Squibb Co.	10,276	659,616
Broadcom, Inc.	1	316
Capital One Financial Corp.	128	13,173
Cardinal Health, Inc.	91	4,603
Centene Corp.(b)	12	754
Cerner Corp.	155	11,375
CH Robinson Worldwide, Inc.	1,034	80,859
Charles Schwab Corp. (The)	9,511	452,343
Charter Communications, Inc., Class A(b)	2,263	1,097,736
Chevron Corp.	136	16,389
Chubb Ltd.	4,095	637,428
Cigna Corp.	40	8,180
Cintas Corp.	58	15,607
Cisco Systems, Inc.	5,026	241,047
Citigroup, Inc.	9,743	778,368
Citrix Systems, Inc.	4,218	467,776
Colgate-Palmolive Co.	15,693	1,080,306
Comcast Corp., Class A(g)	41,938	1,885,952
ConocoPhillips	202	13,136
Corning, Inc.	2,743	79,849
Costco Wholesale Corp.	77	22,632
CSX Corp.	312	22,576
Cummins, Inc.	87	15,570
Dell Technologies, Inc., Class C(b)	159	8,171
Delta Air Lines, Inc.	341	19,942
Discover Financial Services	212	17,982
Dollar Tree, Inc.(b)	2,662	250,361
Dover Corp.	3,254	375,056
Dow, Inc.	3,380	184,987

76	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Global Allocation Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
DR Horton, Inc.	12,548	$661,907
Dropbox, Inc., Class A(b)	15,289	273,826
DuPont de Nemours, Inc.	9,211	591,346
Eaton Corp. plc	58	5,494
eBay,Inc.	481	17,369
Edwards Lifesciences Corp.(b)	139	32,427
Emerson Electric Co.	16,886	1,287,726
EOG Resources, Inc.	31	2,597
Estee Lauder Cos., Inc. (The), Class A	45	9,294
Exelon Corp.	1,791	81,652
Expedia Group, Inc.	151	16,329
Exxon Mobil Corp.	877	61,197
Facebook, Inc., Class A(b)	5,377	1,103,629
Ferguson plc	5,460	496,898
Fieldwood Energy,Inc.(b)	2,201	39,986
Fifth Third BanCorp.	620	19,059
FleetCor Technologies, Inc.(b)	3,605	1,037,231
Ford Motor Co.	489	4,548
Fortune Brands Home &Security,Inc.	893	58,349
Franklin Resources, Inc.(a)	330	8,573
General Electric Co.	695	7,756
General Motors Co.	289	10,577
Gilead Sciences, Inc.	9,437	613,216
Global Payments, Inc.	431	78,683
Goldman Sachs Group, Inc. (The)	57	13,106
Hartford Financial Services Group, Inc. (The)	1,864	113,275
HCA Healthcare, Inc.	5,199	768,464
Hess Corp.	2,360	157,672
Hewlett Packard Enterprise Co.	851	13,497
Home Depot, Inc. (The)	3,795	828,752
Honeywell International, Inc.	112	19,824
HP, Inc.	390	8,015
Humana, Inc.	5	1,833
Huntsman Corp.	372	8,988
iHeartMedia, Inc., Class B(b)	74	1,251
Incyte Corp.(b)	35	3,056
Intel Corp.	634	37,945
Intuit, Inc.	798	209,020
Intuitive Surgical, Inc.(b)	28	16,552
Jawbone Health Hub, Inc. (Acquired 01/24/17, cost $0)(b)(c)(d)	6,968	—
JBS SA	6,831	43,811
Johnson & Johnson(a)	8,815	1,285,844
JPMorgan Chase &Co.(g)	12,237	1,705,838
KLA Corp.	157	27,973
Kroger Co. (The)	567	16,437
L3Harris Technologies, Inc.	25	4,947
Lam Research Corp.	51	14,912
Lear Corp.	69	9,467
Lennar Corp., Class A(a)	10,294	574,302
Liberty Broadband Corp., Class C(b)	2,831	355,998
Liberty Media Corp.-Liberty SiriusXM, Class A(b)	3,751	181,323
Liberty Media Corp.-Liberty SiriusXM, Class C(b)	6,286	302,608
Lockheed Martin Corp.	18	7,009
Lookout, Inc. (Acquired 03/04/15, cost $16,643)(b)(c)(d)	1,457	889
Lowe’s Cos., Inc.	6,144	735,805
LyondellBasell Industries NV, Class A	2,741	258,970
Marathon Petroleum Corp.	4,151	250,098
Marsh & McLennan Cos., Inc.	9,645	1,074,549
Marvell Technology Group Ltd.(a)	5,235	139,042
Masco Corp.	2,393	114,840

Security	Shares	Value

United States (continued)
Mastercard, Inc., Class A	1,063	$317,401
McDonald’s Corp.	4,261	842,016
McKesson Corp.	112	15,492
Medtronic plc	631	71,587
Merck & Co., Inc.(a)	12,015	1,092,764
Micron Technology, Inc.(b)	4,458	239,751
Microsoft Corp.	20,038	3,159,993
Mondelez International, Inc., Class A.	1,454	80,086
Monster Beverage Corp.(b)	139	8,833
Morgan Stanley	19,671	1,005,582
Motorola Solutions, Inc.	880	141,803
Newmont GoldCorp Corp.	13,327	579,058
NextEra Energy,Inc.	4,837	1,171,328
NIKE, Inc., Class B	197	19,958
Northrop Grumman Corp.	33	11,351
NVIDIA Corp.	1,596	375,539
Omnicom Group, Inc.	653	52,906
ONEOK, Inc.	15,405	1,165,696
Oracle Corp.	8,238	436,449
Packaging Corp. of America	107	11,983
PayPal Holdings, Inc.(b)	2,002	216,556
Peloton Interactive, Inc., Class A(a)(b)	2,568	72,931
PepsiCo, Inc.	994	135,850
Pfizer, Inc.	23,725	929,546
Philip Morris International, Inc.	509	43,311
Phillips 66	151	16,823
Pioneer Natural Resources Co.	1,054	159,544
PPG Industries, Inc.	4,228	564,396
Procter &Gamble Co. (The)	424	52,958
Progressive Corp. (The)	16	1,158
Prudential Financial, Inc.	134	12,561
PTC, Inc.(b)	829	62,084
QUALCOMM, Inc.	2,869	253,132
Raytheon Co.	7,726	1,697,711
Regeneron Pharmaceuticals, Inc.(b)	10	3,755
Regions Financial Corp.	19,158	328,751
Reinsurance Group of America, Inc.	124	20,219
Rockwell Automation, Inc.	66	13,376
Ross Stores, Inc.	183	21,305
Royal Caribbean Cruises Ltd.	2,524	336,979
salesforce.com, Inc.(b)	4,817	783,437
Schlumberger Ltd	1,217	48,923
ServiceNow,Inc.(b)	1,176	332,008
Simply Good Foods Co. (The)(b)	1,887	53,855
Square, Inc., Class A(b)	26	1,627
Starbucks Corp.	227	19,958
Stryker Corp.	468	98,252
Sysco Corp.	149	12,745
Target Corp.	3,527	452,197
Tesla, Inc.(b)	257	107,511
Texas Instruments, Inc.	2,653	340,353
Thermo Fisher Scientific, Inc.	1,578	512,645
TJX Cos., Inc. (The)	11,023	673,064
Travelers Cos., Inc. (The)	654	89,565
Truist Financial Corp.	13,657	769,162
Uber Technologies, Inc.(b)	24,997	743,411
Union Pacific Corp.	4,682	846,459
United Airlines Holdings, Inc.(b)	232	20,437
United Parcel Service, Inc., Class B	56	6,555
United Rentals, Inc.(b)	47	7,838
United Technologies Corp.	7,270	1,088,755
UnitedHealth Group, Inc.(a)	5,829	1,713,609
US BanCorp.	2,435	144,371
Valero Energy Corp.	158	14,797
VeriSign, Inc.(b)	126	24,278

CONSOLIDATED SCHEDULES OF INVESTMENTS	77

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Global Allocation Portfolio (Percentages shown are based on Net Assets)

Security	Shares		Value

United States (continued)
Verizon Communications, Inc.		1,625	$99,775
Visa, Inc., Class A		1,776	333,710
Vistra Energy Corp.		3,816	87,730
VMware, Inc., Class A		103	15,634
Walmart, Inc.		7,753	921,367
Walt Disney Co. (The)		176	25,455
Wells Fargo &Co.		1,789	96,248
Western Digital Corp.		201	12,757
Weyerhaeuser Co.		4,222	127,504
Williams Cos., Inc. (The)		26,185	621,108
Willis Towers Watson plc		23	4,645
Workday, Inc., Class A(b)		1	164
Wyndham Destinations, Inc.		288	14,887
Xcel Energy,Inc.		170	10,793
Xilinx, Inc.		2,849	278,547
Yum! Brands, Inc.		171	17,225
Zoetis, Inc.		139	18,397

			69,465,882

Total Common Stocks — 59.1% (Cost: $92,313,214)			109,664,180

	Par (000)

Corporate Bonds — 3.7%

Australia — 0.4%
Quintis Australia Pty. Ltd.(d)(e)(h):
7.50%, (7.50% Cash or 8.00% PIK), 10/01/26	USD	380	372,571
12.00%, (0.00% Cash or 0.00% PIK), 10/01/28		414	414,143

			786,714

Chile — 0.0%
Inversiones Alsacia SA, 8.00%, 12/31/18(b)(e)(i)		2	72

China — 0.0%
China Milk Products Group Ltd., 0.00%, 01/05/12(b)(i)(j)(k)		300	300

France — 0.1%
Danone SA, 2.59%, 11/02/23(e)		200	203,171

Greece — 0.1%
Ellaktor Value plc, 6.38%, 12/15/24(e)	EUR	135	156,760

India — 0.0%
REI Agro Ltd.(b)(i)(j):
5.50%, 11/13/14(e)	USD	220	2
5.50%, 11/13/14(d)		152	—

			2

Japan — 0.2%
Mitsubishi UFJ Financial Group, Inc., 3.78%, 03/02/25		53	56,624
Sumitomo Mitsui Financial Group, Inc., 3.94%, 10/16/23		273	289,649

			346,273

Luxembourg — 0.0%
Intelsat Jackson Holdings SA, 8.00%, 02/15/24(e)		37	37,971

Netherlands — 0.1%
ING Groep NV,4.10%, 10/02/23		200	212,661

Security	Par (000)		Value

Turkey — 0.1%
Bio City Development Co. BV, 8.00%, 07/06/20(b)(d)(e)(i)(j)	USD	800	$106,000

United States — 2.7%
Allergan Funding SCS, 3.45%, 03/15/22		123	125,825
Allergan Sales LLC, 5.00%, 12/15/21(e)		63	65,894
Apple, Inc.:
3.35%, 02/09/27		218	232,210
3.20%, 05/11/27		174	183,607
AvalonBay Communities, Inc., 3.50%, 11/15/24		22	23,250
Bank of America Corp.:
4.13%, 01/22/24		157	168,765
4.00%, 01/22/25		63	67,202
Becton Dickinson and Co.:
3.13%, 11/08/21		115	117,234
2.89%, 06/06/22		136	138,265
BP Capital Markets America, Inc., 3.79%, 02/06/24		104	110,686
Broadcom, Inc., 3.13%, 04/15/21(e)		200	202,428
Capital One Financial Corp.:
3.20%, 01/30/23		85	87,396
3.30%, 10/30/24		61	63,531
Cigna Corp.:
3.40%, 09/17/21		161	164,809
3.75%, 07/15/23		137	143,685
Citigroup, Inc., (LIBOR USD 3 Month + 0.90%), 3.35%, 04/24/25(l)		204	212,324
Comcast Corp., 3.70%, 04/15/24		248	264,515
CVS Health Corp., 3.70%, 03/09/23		274	285,600
Energy Transfer Operating LP, 4.05%, 03/15/25		40	42,055
Enterprise Products Operating LLC:
3.35%, 03/15/23		107	110,707
3.90%, 02/15/24		25	26,530
Frontier Communications Corp., 8.00%, 04/01/27(e)		33	34,485
Goldman Sachs Group, Inc. (The):
(LIBOR USD 3 Month + 1.05%), 2.91%, 06/05/23(l)		119	120,962
3.63%, 02/20/24		138	144,865
Home Depot, Inc. (The), 2.95%, 06/15/29		23	23,932
Hughes Satellite Systems Corp., 7.63%, 06/15/21		21	22,437
iHeartCommunications, Inc.:
6.38%, 05/01/26		106	115,441
8.38%, 05/01/27		38	41,720
JPMorgan Chase & Co., (LIBOR USD 3 Month + 1.00%), 4.02%, 12/05/24(l)		158	168,503
Marsh &McLennan Cos., Inc., 4.38%, 03/15/29		30	34,204
McDonald’s Corp., 3.35%, 04/01/23		74	77,079
Morgan Stanley:
Series F, 3.88%, 04/29/24		92	97,803
(SOFR +1.15%), 2.72%, 07/22/25(l)		110	111,391
NextEra Energy Capital Holdings, Inc., 2.90%, 04/01/22		81	82,670
ONEOK Partners LP, 4.90%, 03/15/25		87	95,824
ONEOK, Inc., 2.75%, 09/01/24		52	52,494
PayPal Holdings, Inc., 2.65%, 10/01/26		30	30,421
QUALCOMM, Inc., 2.90%, 05/20/24		154	159,258
TransDigm, Inc., 6.25%, 03/15/26(e)		321	347,518
Verizon Communications, Inc., 3.50%, 11/01/24 132			139,982

78	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Global Allocation Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

United States (continued)
Vistra Operations Co. LLC, 5.63%, 02/15/27(e)	USD	110	$115,913
Walgreen Co., 3.10%, 09/15/22		63	64,316
Wells Fargo & Co.:
3.07%, 01/24/23		25	25,516
3.75%, 01/24/24		80	84,586
Williams Cos., Inc. (The), 3.70%, 01/15/23		71	73,539

			5,101,377

Total Corporate Bonds — 3.7% (Cost: $8,096,817)			6,951,301

Floating Rate Loan Interests — 0.5%(m)

France — 0.1%
Casino, Guichard-Perrachon SA, Term Loan B, (EURIBOR 3 Month + 5.50%), 5.50%, 01/31/24	EUR	185	209,253

Netherlands — 0.2%
Ziggo BV,Term Loan, (EURIBOR 6 Month +3.00%), 3.00%, 01/31/29		325	364,443

United States — 0.2%
Fieldwood Energy LLC, 2nd Lien Term Loan, (LIBOR USD 3 Month + 7.25%), 9.18%, 04/11/23	USD	75	41,716
Fieldwood Energy LLC, Term Loan, (LIBOR USD 3 Month + 5.25%), 7.18%, 04/11/22		56	46,336
Hilton Worldwide Finance LLC, Term Loan B2, (LIBOR USD 1 Month + 1.75%), 3.54%, 06/22/26		166	166,914
iHeartCommunications, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 4.00%), 5.69%, 05/01/26		59	59,242

			314,208

Total Floating Rate Loan Interests — 0.5% (Cost: $870,414)			887,904

Foreign Government Obligations — 7.4%

Argentina — 0.2%
Republic of Argentina:
3.38%, 01/15/23	EUR	100	50,477
6.88%, 01/26/27	USD	284	141,556
5.88%, 01/11/28		290	136,209
7.82%, 12/31/33	EUR	110	71,131

			399,373

Australia — 0.2%
Commonwealth of Australia, 3.00%, 03/21/47	AUD	505	429,309

Brazil — 0.5%
Federative Republic of Brazil, 10.00%, 01/01/23	BRL	3	899,931

Canada — 1.4%
Canadian Government Bond:
0.75%, 03/01/21	CAD	397	302,237
1.50%, 09/01/24		2,976	2,272,949

			2,575,186

Security	Par (000)		Value

China — 1.7%
People’s Republic of China:
3.29%, 05/23/29	CNY	22,060	$3,183,120

Indonesia — 0.2%
Republic of Indonesia, 8.25%, 05/15/29	IDR	4,854,000	380,068

Italy — 1.3%
Republic of Italy:
3.00%, 08/01/29	EUR	1,188	1,534,732
3.85%, 09/01/49(e)		543	788,218

			2,322,950

Japan — 0.4%
Japan Government Thirty Year Bond, 0.40%, 09/20/49	JPY	70,500	645,657

Mexico — 0.2%
United Mexican States:
8.00%, 09/05/24	MXN	40	219,090
10.00%, 12/05/24		37	222,837

			441,927

Russia — 0.1%
Russian Federation, 6.90%, 05/23/29	RUB	11,969	203,200

South Africa — 0.2%
Republic of South Africa, 8.00%, 01/31/30	ZAR	6,445	429,066

Spain — 1.0%
Kingdom of Spain(e):
0.60%, 10/31/29	EUR	1,145	1,300,930
2.70%, 10/31/48		411	611,749

			1,912,679

Total Foreign Government Obligations — 7.4% (Cost: $13,956,759)			13,822,466

	Shares

Investment Companies — 1.9%
Financial Select Sector SPDR Fund(a)		7,554	232,512
Industrial Select Sector SPDR Fund		2,761	224,939
iShares China Large-Cap ETF(a)*		4,323	188,612
iShares MSCI Emerging Markets ETF(a)*		10,388	466,110
iShares Russell 2000 ETF*		1,800	298,206
iShares S&P 500 Value ETF*		1,778	231,300
SPDR Gold Shares(n)		8,555	1,222,509
SPDR S&P 500 ETF Trust		1,835	590,613

Total Investment Companies — 1.9% (Cost: $3,394,443)			3,454,801

	Par (000)

Non-Agency Mortgage-Backed Securities — 0.1%

Commercial Mortgage-Backed Securities — 0.1%

United States — 0.1%
BX Trust(e):
Series 2019-OC11, Class D, 4.08%, 12/09/41	USD	64	65,109

CONSOLIDATED SCHEDULES OF INVESTMENTS	79

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Global Allocation Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

United States (continued)
Series 2019-OC11, Class E, 4.08%, 12/09/41	USD	89	$86,062

Total Non-Agency Mortgage-Backed Securities — 0.1% (Cost: $151,317)			151,171

Preferred Securities — 1.9%

Capital Trusts — 0.8%

United Kingdom — 0.4%(m)(o)
HSBC Holdings plc, 6.37%		235	252,919
Lloyds Bank plc, 13.00%	GBP	155	371,241

			624,160

United States — 0.4%
American Express Co., Series C, 4.90%(m)(o)	USD	80	80,300
Citigroup, Inc.(m)(o):
Series O, 5.87%		266	267,330
Series Q, 5.95%		114	116,648
Goldman Sachs Group, Inc. (The), Series M, 5.38%(m)(o)		126	127,559
Morgan Stanley,Series H, 5.61%(m)(o)		94	94,827
NBCUniversal Enterprise, Inc., 5.25%(e)(o)		100	103,250
Prudential Financial, Inc.(m):
5.63%, 06/15/43		47	50,525
5.87%, 09/15/42		71	76,325
USB Capital IX, 3.50%(m)(o)		37	32,375

			949,139

Total Capital Trusts — 0.8% (Cost: $1,494,952)			1,573,299

	Shares

Preferred Stocks — 0.9%

Brazil — 0.1%
Itau Unibanco Holding SA (Preference)		10,829	99,468

Germany — 0.3%
Henkel AG & Co. KGaA (Preference)		5,213	538,506

United Kingdom — 0.0%
Rolls-Royce International Ltd. (Preference)(b)(d)		75,900	101

United States — 0.5%
C3.ai, Inc., Series D (Acquired 10/07/19, cost $157,869)(b)(c)(d)		35,605	179,449
C3.ai, Inc., Series E (Acquired 10/07/19, cost $18,130)(b)(c)(d)		4,089	20,609
Databricks, Inc., Series F (Acquired 10/22/19, cost $88,431)(b)(c)(d)		2,059	88,434
Grand Rounds, Inc., Series C (Acquired 03/31/15, cost $127,944)(b)(c)(d)		46,081	120,732
Grand Rounds, Inc., Series D (Acquired 05/01/18, cost $51,112)(b)(c)(d)		21,089	54,621
Lookout, Inc., Series F (Acquired 09/19/14-10/22/14, cost $243,061)(b)(c)(d)		21,278	160,436
Palantir Technologies, Inc., Series I (Acquired 02/11/14, cost $272,246)(b)(c)(d)		44,412	262,919

Security	Shares	Value

United States (continued)
Wells Fargo & Co., Series L, 7.50%(j)(o)	57	$82,650

		969,850

Total Preferred Stocks — 0.9% (Cost: $1,624,080)		1,607,925

Trust Preferreds — 0.2%

United States — 0.2%(m)
Citigroup Capital XIII, 8.31%, 10/30/40	5,519	153,428
GMAC Capital Trust I, Series 2, 7.69%, 02/15/40	6,062	157,915

		311,343

Total Trust Preferreds — 0.2% (Cost: $303,160)		311,343

Total Preferred Securities — 1.9% (Cost: $3,422,192)		3,492,567

Rights — 0.0%

Spain — 0.0%(b)
Repsol SA	725	344

Total Rights — 0.0% (Cost: $343)		344

	Par (000)

U.S. Government Sponsored Agency Securities — 3.2%

Mortgage-Backed Securities — 3.2%
Uniform Mortgage-Backed Securities, 3.00%, 01/25/50(p)	5,833	5,916,234

Total U.S. Government Sponsored Agency Securities — 3.2% (Cost: $5,907,119)		5,916,234

U.S. Treasury Obligations — 11.0%
U.S. Treasury Bonds:
2.25%, 08/15/49	247	240,479
2.38%, 11/15/49	816	815,586
U.S. Treasury Inflation Linked Notes:
0.63%, 04/15/23	784	795,691
0.50%, 04/15/24	7,853	7,979,721
0.13%, 10/15/24	990	995,497
U.S. Treasury Notes:
1.75%, 11/15/20 -11/15/29(n)	3,337	3,322,392
1.63%, 10/31/26	3,063	3,024,931
2.38%, 05/15/29(n)	962	1,000,905
1.75%, 11/15/29	2,258	2,225,718

Total U.S. Treasury Obligations — 11.0% (Cost: $20,406,672)		20,400,920

Total Long-Term Investments — 88.8% (Cost: $148,519,290)		164,741,888

80	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Global Allocation Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)			Value

Short-Term Securities — 14.6%

Foreign Government Obligations — 3.0%(q)

Japan — 3.0%
Japan Treasury Bills:
(0.29)%, 01/08/20	JPY	170,150		$1,566,001
(0.22)%, 01/20/20		157,850		1,452,870
(0.19)%, 02/03/20		127,450		1,173,153
(0.24)%, 02/10/20		144,000		1,325,529

				5,517,553

Total Foreign Government Obligations — 3.0% (Cost: $5,526,651)				5,517,553

	Shares

Money Market Funds — 1.7%(r)*
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.51%		557,532		557,532
SL Liquidity Series, LLC, Money Market Series, 1.80%(s)		2,543,737		2,544,246

Total Money Market Funds — 1.7% (Cost: $3,101,770)				3,101,778

	Par (000)

Time Deposits — 0.0%

Australia — 0.0%
Brown Brothers Harriman & Co., 0.32%, 01/02/20	AUD	—	(t)	74

Canada — 0.0%
Brown Brothers Harriman & Co., 0.82%, 01/02/20	CAD	6		4,938

Europe — 0.0%
Brown Brothers Harriman & Co., (0.68)%, 01/02/20	EUR	13		14,707

Hong Kong — 0.0%
Brown Brothers Harriman & Co., 1.66%, 01/02/20	HKD	4		533

Japan — 0.0%
Sumitomo Mitsui Financial Group, Inc., (0.24)%, 01/06/20	JPY	2,283		21,016

United Kingdom — 0.0%
Brown Brothers Harriman & Co., 0.36%, 01/02/20	GBP	—	(t)	23

Total Time Deposits — 0.0% (Cost: $41,291)				41,291

Security	Par (000)		Value

U.S. Treasury Obligations — 10.0%
U.S. Treasury Bills(q):
1.47%, 01/21/20	USD	1,250	$1,249,030
1.50%, 03/26/20		1,000	996,482
1.52%, 04/23/20		1,500	1,492,847
1.53%, 05/07/20		3,000	2,984,001
1.54%, 02/04/20		1,000	998,565
1.54%, 05/14/20		3,000	2,983,067
1.55%, 01/02/20		320	320,000
1.55%, 05/21/20		750	745,549
1.55%, 05/28/20		750	745,298
1.59%, 04/16/20		3,000	2,986,720
1.62%, 01/16/20		2,000	1,998,913
1.85%, 03/05/20		1,000	997,371

Total U.S. Treasury Obligations — 10.0% (Cost: $18,495,886)			18,497,843

Total Short-Term Securities — 14.6% (Cost: $27,165,598)			27,158,465

Total Options Purchased — 0.4% (Cost: $805,068)			725,340

Total Investments Before Options Written and Investments Sold Short — 103.8% (Cost: 176,489,956)			192,625,693

Total Options Written — (0.2)% (Premiums Received — $490,394)			(350,997)

Investments Sold Short — (0.2)%
	Shares

Common Stocks — (0.2)%

Germany — (0.1)%
TUI AG		8,330	(105,127)

United States — (0.1)%
3M Co.		1,084	(191,239)
Netflix, Inc.(b)		293	(94,806)

			(286,045)

Total Common Stocks — (0.2)% (Proceeds: $385,233)			(391,172)

Total Investments Sold Short — (0.2)% (Proceeds: $385,233)			(391,172)

Total Investments Net of Options Written and Investments Sold Short — 103.4% (Cost: $175,614,329)			191,883,524

Liabilities in Excess of Other Assets — (3.4)%			(6,301,210)

Net Assets — 100.0%			$185,582,314

(a)	Security, or a portion of the security, is on loan.
(b)	Non-income producing security.
(c)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $1,226,364, representing 0.66% of its net assets as of period end, and an original cost of $1,278,435.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

CONSOLIDATED SCHEDULES OF INVESTMENTS	81

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Global Allocation Portfolio

(f)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(g)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(h)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(i)	Issuer filed for bankruptcy and/or is in default.
(j)	Convertible security.
(k)	Zero-coupon bond.
(l)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(m)	Variable rate security.Rate shown is the rate in effect as of period end.
(n)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly-owned subsidiary.
(o)	Perpetual security with no stated maturity date.
(p)	Represents or includes a TBA transaction.
(q)	Rates are discount rates or a range of discount rates as of period end.
(r)	Annualized 7-day yield as of period end.
(s)	Security was purchased with the cash collateral from loaned securities.
(t)	Amount is less than 500.
*

During the year ended December 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliated Persons and/or Related Parties	Shares Held at 12/31/18	Shares Purchased	Shares Sold	Shares Held at 12/31/19	Value at 12/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class(b)	572,384	—	(14,852)	557,532	$557,532	$20,826		$—	$—
SL Liquidity Series, LLC, Money Market Series(b)	2,217,730	326,007	—	2,543,737	2,544,246	9,790	(c)	282	68
iShares China Large-Cap ETF	—	4,323	—	4,323	188,612	3,408		—	4,542
iShares Gold Trust(d)	126,072	46,766	(172,838)	—	—	—		(139,179)	129,113
iShares MSCI Emerging Markets ETF	—	10,388	—	10,388	466,110	—		—	2,431
iShares Russell 2000 ETF	—	1,800	—	1,800	298,206	—		—	4,802
iShares S&P 500 Value ETF	—	1,778	—	1,778	231,300	1,314		—	9,747

					$4,286,006	$35,338		$(138,897)	$150,703

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	As of period end, the entity is no longer held by the Fund.

82	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Global Allocation Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro-BTP	4	03/06/20	$639	$898
MSCI Emerging Markets E-Mini Index	5	03/20/20	280	2,009
NASDAQ 100 E-Mini Index	6	03/20/20	1,050	5,499
U.S. Treasury 10 Year Note	5	03/20/20	642	(6,621)
U.S. Treasury 10 Year Ultra Note	3	03/20/20	422	511
U.S. Treasury Ultra Bond	1	03/20/20	182	468
U.S. Treasury 2 Year Note	135	03/31/20	29,093	(7,364)

				(4,600)

Short Contracts
Euro-Bund	7	03/06/20	1,339	7,948
Yen Denominated Nikkei 225 Index	5	03/12/20	539	(106)
EURO STOXX 50 Index	6	03/20/20	251	(450)
S&P 500 E-Mini Index	9	03/20/20	1,454	(1,908)
U.S. Treasury 5 Year Note	21	03/31/20	2,491	(1,071)

				4,413

				$(187)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	388,500	USD	93,829	BNP Paribas SA	01/15/20	$2,708
BRL	777,000	USD	188,158	Citibank NA	01/15/20	4,914
BRL	388,500	USD	94,088	Deutsche Bank AG	01/15/20	2,448
GBP	3,001,000	USD	3,680,261	JPMorgan Chase Bank NA	01/16/20	296,386
EUR	813,000	USD	908,389	UBS AG	01/24/20	4,778
USD	326,878	JPY	35,320,853	Deutsche Bank AG	01/24/20	1,415
USD	147,352	JPY	15,899,266	JPMorgan Chase Bank NA	01/24/20	849
USD	178,919	JPY	19,368,263	Morgan Stanley & Co. International plc	01/24/20	451
ZAR	3,745,000	USD	253,276	JPMorgan Chase Bank NA	01/30/20	13,124
AUD	661,000	USD	454,963	Bank of America NA	02/07/20	9,308
AUD	661,000	USD	456,806	Morgan Stanley & Co. International plc	02/07/20	7,465
CHF	416,000	USD	422,362	Deutsche Bank AG	02/14/20	8,771
GBP	636,000	USD	824,298	Barclays Bank plc	02/27/20	19,439
EUR	879,000	USD	973,576	BNP Paribas SA	03/05/20	16,215
CHF	418,000	USD	425,367	Deutsche Bank AG	03/06/20	8,465
EUR	312,000	USD	347,846	Deutsche Bank AG	03/06/20	3,502
AUD	1,070,000	USD	732,651	Morgan Stanley & Co. International plc	03/11/20	19,487
EUR	618,000	USD	689,400	UBS AG	03/12/20	6,813
NZD	276,000	USD	180,139	Morgan Stanley & Co. International plc	03/12/20	5,850
EUR	1,103,000	USD	1,226,421	Morgan Stanley & Co. International plc	03/13/20	16,253
NOK	2,658,000	USD	289,986	Morgan Stanley & Co. International plc	03/13/20	12,838
NZD	553,000	USD	361,603	Morgan Stanley & Co. International plc	03/13/20	11,055
AUD	538,000	USD	372,119	Morgan Stanley & Co. International plc	03/19/20	6,136
EUR	557,000	USD	621,795	Morgan Stanley & Co. International plc	03/19/20	5,985
AUD	534,000	USD	368,909	Morgan Stanley & Co. International plc	03/20/20	6,542
EUR	395,000	USD	441,062	Morgan Stanley & Co. International plc	03/20/20	4,162
AUD	539,000	USD	370,291	Morgan Stanley & Co. International plc	03/26/20	8,734
EUR	1,074,140	USD	1,204,932	Goldman Sachs International	03/26/20	6,257
AUD	534,000	USD	369,440	Bank of America NA	03/27/20	6,078
AUD	134,000	USD	92,605	Morgan Stanley & Co. International plc	03/27/20	1,626
NOK	134,597	CAD	19,646	Bank of America NA	03/27/20	201
NOK	3,208,009	CAD	468,354	HSBC Bank plc	03/27/20	4,712
ZAR	7,087,003	USD	487,981	HSBC Bank plc	04/03/20	11,942
RUB	10,363,500	USD	158,949	BNP Paribas SA	04/30/20	5,680

CONSOLIDATED SCHEDULES OF INVESTMENTS	83

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Global Allocation Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
RUB	19,246,500	USD	296,100	JPMorgan Chase Bank NA	04/30/20	$9,641
BRL	1,842,000	USD	448,830	Credit Suisse International	05/04/20	6,559
IDR	6,515,681,000	USD	455,483	JPMorgan Chase Bank NA	05/04/20	10,265
MXN	8,992,000	USD	457,422	Goldman Sachs International	05/04/20	9,621

						576,675

JPY	92,694,000	USD	861,558	Morgan Stanley & Co. International plc	01/09/20	(8,150)
USD	864,646	GBP	700,000	JPMorgan Chase Bank NA	01/10/20	(62,763)
USD	384,892	BRL	1,554,000	Credit Suisse International	01/15/20	(1,253)
USD	93,101	GBP	76,000	Deutsche Bank AG	01/16/20	(7,608)
USD	146,179	GBP	117,000	Morgan Stanley & Co. International plc	01/16/20	(8,858)
JPY	106,515,000	USD	987,529	JPMorgan Chase Bank NA	01/24/20	(6,052)
USD	561,452	BRL	2,335,000	Credit Suisse International	01/24/20	(18,629)
USD	136,604	BRL	569,215	Credit Suisse International	02/14/20	(4,696)
JPY	190,450	USD	1,765	Bank of America NA	02/28/20	(7)
JPY	140,055,549	USD	1,298,137	Barclays Bank plc	02/28/20	(5,049)
USD	422,127	INR	30,676,000	Citibank NA	02/28/20	(6,267)
JPY	46,332,000	USD	429,356	Deutsche Bank AG	03/05/20	(1,440)
USD	386,474	CLP	310,339,000	Morgan Stanley & Co. International plc	03/05/20	(26,521)
USD	442,877	SGD	604,000	Citibank NA	03/05/20	(6,451)
USD	182,784	ZAR	2,735,000	BNP Paribas SA	03/05/20	(10,900)
USD	477,571	BRL	2,010,000	Deutsche Bank AG	03/06/20	(20,888)
USD	181,154	NZD	276,000	Morgan Stanley & Co. International plc	03/12/20	(4,835)
JPY	82,554,000	USD	763,990	Morgan Stanley & Co. International plc	03/13/20	(1,173)
USD	362,969	NZD	553,000	Morgan Stanley & Co. International plc	03/13/20	(9,689)
USD	866,334	JPY	94,371,000	Goldman Sachs International	03/26/20	(6,343)
CAD	488,000	NOK	3,338,408	Bank of America NA	03/27/20	(4,435)
USD	452,268	RUB	29,610,000	Bank of America NA	04/30/20	(18,102)
USD	436,959	BRL	1,842,000	Credit Suisse International	05/04/20	(18,430)
USD	452,164	IDR	6,515,681,000	JPMorgan Chase Bank NA	05/04/20	(13,584)
USD	450,235	MXN	8,992,000	Citibank NA	05/04/20	(16,808)

						(288,931)

Net Unrealized Appreciation						$287,744

Interest Rate Caps Purchased

Description	Exercise Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
2Y-10Y CMS Index Cap	0.50%	Goldman Sachs International	02/27/20	USD	14,713	$786	$19,127	$(18,341)
2Y-10Y CMS Index Cap	0.50%	Goldman Sachs International	08/27/20	USD	14,948	11,803	38,117	(26,314)

						$12,589	$57,244	$(44,655)

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date		Exercise Price	Notional Amount (000)		Value
Call
Consumer Discretionary Select Sector SPDR Fund	196	01/17/20	USD	126.00	USD	2,458	$27,440
iShares Russell 2000 ETF	23	01/17/20	USD	167.00	USD	381	3,404
Johnson & Johnson	7	01/17/20	USD	135.00	USD	102	7,858
SPDR S&P 500 ETF Trust	48	01/17/20	USD	310.00	USD	1,545	64,440
SPDR S&P 500 ETF Trust	140	01/17/20	USD	323.00	USD	4,506	38,150
SPDR S&P 500 ETF Trust	150	01/17/20	USD	330.00	USD	4,828	5,025
SPDR S&P 500 ETF Trust	156	01/17/20	USD	321.00	USD	5,021	63,024
Halliburton Co.	40	02/21/20	USD	23.00	USD	98	8,540
Halliburton Co.	43	02/21/20	USD	22.00	USD	105	12,341
Schlumberger Ltd.	50	02/21/20	USD	37.50	USD	201	17,625

84	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Global Allocation Portfolio

Exchange-Traded Options Purchased (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Williams Cos., Inc. (The)	40	02/21/20	USD	23.00	USD	95	$5,080
Valero Energy Corp.	19	03/20/20	USD	100.00	USD	178	3,192
BP plc	49	04/17/20	USD	39.00	USD	185	3,749
Marathon Petroleum Corp.	30	04/17/20	USD	62.50	USD	181	9,225

							269,093

Put
FedEx Corp.	15	01/17/20	USD	130.00	USD	227	165
SPDR S&P 500 ETF Trust	26	01/17/20	USD	303.00	USD	837	1,079
SPDR S&P 500 ETF Trust	90	01/17/20	USD	302.00	USD	2,897	3,465

							4,709

							$273,802

OTC Barrier Options Purchased

Description	Type of Option	Counterparty	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value
Call
EUR Currency	Up and In	Bank of America NA	05/25/20	CHF	1.16	CHF	1.16	EUR	10	$482
EUR Currency	Up and In	Bank of America NA	05/25/20	CHF	1.16	CHF	1.16	EUR	14	675
USD Currency	Down and In	Standard Chartered Bank	06/16/20	CNH	6.70	CNH	6.70	USD	36	5,806
EUR Currency	Up and In	Bank of America NA	08/25/20	CHF	1.17	CHF	1.17	EUR	10	576
EUR Currency	Up and In	Bank of America NA	08/25/20	CHF	1.17	CHF	1.17	EUR	14	806

										$8,345

OTC Options Purchased

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Alphabet, Inc.	JPMorgan Chase Bank NA	357	01/17/20	USD	1,315.00	USD	477	$11,317
DAX Index	Goldman Sachs International	25	01/17/20	EUR	13,400.00	EUR	331	2,797
EURO STOXX 50 Index	Credit Suisse International	675	01/17/20	EUR	3,775.00	EUR	2,528	28,393
EURO STOXX 50 Index	Goldman Sachs International	115	01/17/20	EUR	3,775.00	EUR	431	4,837
FedEx Corp.	Credit Suisse International	2,633	01/17/20	USD	162.00	USD	398	1,011
JPMorgan Chase & Co.	Citibank NA	2,577	01/17/20	USD	136.00	USD	359	10,168
QUALCOMM, Inc.	Citibank NA	3,545	01/17/20	USD	82.00	USD	313	23,548
SPDR Gold Shares(a)	Morgan Stanley & Co. International plc	2,977	01/17/20	USD	142.00	USD	425	5,463
SPDR Gold Shares(a)	Morgan Stanley & Co. International plc	5,649	01/17/20	USD	145.00	USD	807	4,011
SPDR Gold Shares(a)	Societe Generale SA	3,533	01/17/20	USD	143.50	USD	505	4,137
Agilent Technologies, Inc.	Nomura International plc	2,706	02/21/20	USD	82.50	USD	231	13,665
Alibaba Group Holding Ltd.	Citibank NA	1,373	02/21/20	USD	190.00	USD	291	33,604
Alibaba Group Holding Ltd.	Societe Generale SA	1,081	02/21/20	USD	215.00	USD	229	7,999
Facebook, Inc.	UBS AG	2,734	02/21/20	USD	208.00	USD	561	21,340
Lowe’s Cos., Inc.	Nomura International plc	3,217	02/21/20	USD	123.00	USD	385	5,425
QUALCOMM, Inc.	Citibank NA	2,902	02/21/20	USD	90.00	USD	256	8,901
SPDR Gold Shares(a)	Societe Generale SA	6,477	02/21/20	USD	141.50	USD	926	22,148
SPDR Gold Shares(a)	Societe Generale SA	8,155	02/21/20	USD	143.00	USD	1,165	21,774
USD Currency	Deutsche Bank AG	—	02/26/20	JPY	110.00	USD	1,460	4,012
BP plc	Credit Suisse International	8,680	03/20/20	USD	40.00	USD	328	2,751
DAX Index	Credit Suisse International	25	03/20/20	EUR	14,000.00	EUR	331	1,781
DAX Index	Goldman Sachs International	19	03/20/20	EUR	13,600.00	EUR	252	4,065
Emerson Electric Co.	Citibank NA	6,393	03/20/20	USD	78.00	USD	488	13,394
EURO STOXX 50 Index	Credit Suisse International	51	03/20/20	EUR	3,600.00	EUR	191	12,062
EURO STOXX 50 Index	Credit Suisse International	112	03/20/20	EUR	3,900.00	EUR	419	3,593
EURO STOXX 50 Index	Goldman Sachs International	69	03/20/20	EUR	3,800.00	EUR	258	5,445
Home Depot, Inc. (The)	Nomura International plc	1,785	03/20/20	USD	225.00	USD	390	8,363
SPDR Gold Shares(a)	Morgan Stanley & Co. International plc	9,684	03/20/20	USD	146.00	USD	1,384	24,113

CONSOLIDATED SCHEDULES OF INVESTMENTS	85

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Global Allocation Portfolio

OTC Options Purchased (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Lowe’s Cos., Inc.	Nomura International plc	1,939	04/17/20	USD	125.00	USD	232	$7,029

								317,146

Put
USD Currency	Morgan Stanley & Co. International plc	—	01/08/20	JPY	108.00	USD	2,076	2,679
USD Currency	Bank of America NA	—	03/11/20	JPY	99.00	USD	1,083	128
USD Currency	UBS AG	—	03/11/20	JPY	102.00	USD	2,165	1,620
EUR Currency	Morgan Stanley & Co. International plc	—	03/17/20	USD	1.08	EUR	2,387	1,323
USD Currency	Bank of America NA	—	04/06/20	JPY	103.50	USD	760	1,958
USD Currency	Bank of America NA	—	04/30/20	RUB	63.00	USD	436	8,655
USD Currency	Bank of America NA	—	05/04/20	IDR	14,000.00	USD	436	5,224
USD Currency	Citibank NA	—	05/04/20	MXN	19.00	USD	436	5,127
USD Currency	Citibank NA	—	05/04/20	ZAR	14.40	USD	873	33,992
USD Currency	Citibank NA	—	05/04/20	TRY	5.70	USD	873	4,635
USD Currency	JPMorgan Chase Bank NA	—	05/04/20	BRL	3.93	USD	436	5,094
EUR Currency	Bank of America NA	—	07/23/20	USD	1.12	EUR	259	2,374

								72,809

								$389,955

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly-owned subsidiary.

OTC Interest Rate Swaptions Purchased

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call
5-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.30%	Semi-Annual	Goldman Sachs International	01/02/20	1.30%	USD	9,582	$1
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.08%	Semi-Annual	Bank of America NA	08/13/20	1.08%	USD	1,025	2,019

										2,020

Put
10-Year Interest Rate Swap	1.86%	Semi-Annual	3 month LIBOR	Quarterly	Morgan Stanley & Co. International plc	01/06/20	1.86%	USD	5,291	26,448
10-Year Interest Rate Swap	2.08%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	08/13/20	2.08%	USD	1,025	12,181

										38,629

										$40,649

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Agilent Technologies, Inc.	9	01/17/20	USD	82.50	USD	77	$(3,038)
Charles Schwab Corp. (The)	10	01/17/20	USD	47.00	USD	48	(1,450)
HCA Healthcare, Inc.	5	01/17/20	USD	145.00	USD	74	(2,125)
Halliburton Co.	40	02/21/20	USD	25.00	USD	98	(3,980)
Halliburton Co.	43	02/21/20	USD	24.00	USD	105	(6,429)
Schlumberger Ltd.	50	02/21/20	USD	42.50	USD	201	(4,500)
Williams Cos., Inc. (The)	40	02/21/20	USD	25.00	USD	95	(1,180)
Bristol-Myers Squibb Co.	15	03/20/20	USD	65.00	USD	96	(3,248)
Valero Energy Corp.	19	03/20/20	USD	110.00	USD	178	(494)
BP plc	49	04/17/20	USD	43.00	USD	185	(417)
Marathon Petroleum Corp.	30	04/17/20	USD	70.00	USD	181	(2,880)

							(29,741)

86	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Global Allocation Portfolio

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put
Home Depot, Inc. (The)	7	01/17/20	USD	210.00	USD	153	$(462)
McDonald’s Corp.	25	01/17/20	USD	190.00	USD	494	(938)
United Rentals, Inc.	6	01/17/20	USD	140.00	USD	100	(60)
United Rentals, Inc.	8	01/17/20	USD	135.00	USD	133	(60)

							(1,520)

							$(31,261)

OTC Barrier Options Written

Description	Type of Option	Counterparty	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value
Put
USD Currency	Down and In	Bank of America NA	04/06/20	JPY	100.00	JPY	96.50	USD	760	$(659)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
FedEx Corp.	Credit Suisse International	2,633	01/17/20	USD	190.00	USD	398	$(55)
JPMorgan Chase &Co.	Citibank NA	2,577	01/17/20	USD	146.00	USD	359	(696)
QUALCOMM, Inc.	Citibank NA	3,312	01/17/20	USD	86.00	USD	292	(11,172)
Raytheon Co.	Nomura International plc	782	01/17/20	USD	235.00	USD	172	(23)
SPDR Gold Shares(a)	Morgan Stanley & Co. International plc	3,228	01/17/20	USD	155.00	USD	461	(178)
UnitedHealth Group, Inc.	Morgan Stanley & Co. International plc	588	01/17/20	USD	275.00	USD	173	(11,803)
Agilent Technologies, Inc.	Nomura International plc	2,706	02/21/20	USD	88.50	USD	231	(4,630)
Alibaba Group Holding Ltd.	Citibank NA	1,373	02/21/20	USD	205.00	USD	291	(17,883)
Alibaba Group Holding Ltd.	Societe Generale SA	1,081	02/21/20	USD	235.00	USD	229	(1,681)
Facebook, Inc.	UBS AG	2,734	02/21/20	USD	223.00	USD	561	(7,334)
Lowe’s Cos., Inc.	Nomura International plc	3,217	02/21/20	USD	130.00	USD	385	(934)
QUALCOMM, Inc.	Citibank NA	2,902	02/21/20	USD	100.00	USD	256	(1,492)
USD Currency	Morgan Stanley & Co. International plc	—	03/05/20	ZAR	15.65	USD	455	(947)
EUR Currency	Morgan Stanley & Co. International plc	—	03/17/20	USD	1.15	EUR	2,387	(7,742)
BP plc	Credit Suisse International	8,680	03/20/20	USD	43.00	USD	328	(307)
Emerson Electric Co.	Citibank NA	6,393	03/20/20	USD	88.00	USD	488	(666)
Home Depot, Inc. (The)	Nomura International plc	1,785	03/20/20	USD	240.00	USD	390	(2,151)
SPDR Gold Shares(a)	Morgan Stanley & Co. International plc	3,228	03/20/20	USD	158.00	USD	461	(2,228)
Lowe’s Cos., Inc.	Nomura International plc	1,939	04/17/20	USD	135.00	USD	232	(2,172)
Comcast Corp..	Citibank NA	8,555	06/19/20	USD	40.00	USD	385	(50,688)

								(124,782)

Put
FedEx Corp	Credit Suisse International	1,487	01/17/20	USD	130.00	USD	225	(163)
JPMorgan Chase & Co.	Citibank NA	1,933	01/17/20	USD	120.00	USD	269	(222)
Agilent Technologies, Inc.	Nomura International plc	1,353	02/21/20	USD	75.00	USD	115	(580)
Alibaba Group Holding Ltd.	Societe Generale SA	1,081	02/21/20	USD	190.00	USD	229	(1,944)
QUALCOMM, Inc.	Citibank NA	1,451	02/21/20	USD	76.00	USD	128	(781)
SPDR Gold Shares(a)	Societe Generale SA	3,238	02/21/20	USD	133.50	USD	463	(345)
USD Currency	Morgan Stanley & Co. International plc	—	03/05/20	ZAR	14.20	USD	455	(11,421)
USD Currency	UBS AG	—	03/11/20	JPY	99.00	USD	2,165	(255)
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley & Co. International plc	6,991	03/13/20	JPY	3,832.77	JPY	28,230	(3,446)
TOPIX Banks Index	BNPParibas SA	181,254	03/13/20	JPY	155.80	JPY	27,643	(11,114)
Emerson Electric Co.	Citibank NA	3,196	03/20/20	USD	65.00	USD	244	(1,353)
Home Depot, Inc. (The)	Nomura International plc	892	03/20/20	USD	205.00	USD	195	(2,911)
SPDR Gold Shares(a)	Morgan Stanley & Co. International plc	3,228	03/20/20	USD	134.00	USD	461	(1,014)
TOPIX Banks Index	Morgan Stanley & Co. International plc	161,095	04/10/20	JPY	157.82	JPY	24,569	(13,846)
BP plc	Nomura International plc	15,543	04/17/20	USD	34.50	USD	587	(7,762)

CONSOLIDATED SCHEDULES OF INVESTMENTS	87

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Global Allocation Portfolio

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley & Co. International plc	3,762	09/11/20	JPY	3,820.96	JPY	15,191	$(5,112)
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley & Co. International plc	3,764	12/11/20	JPY	3,786.60	JPY	15,199	(8,450)
EURO STOXX Banks Index	Barclays Bank plc	2,482	06/18/21	EUR	103.00	EUR	240	(54,662)
EURO STOXX Banks Index	UBS AG	2,527	09/17/21	EUR	103.00	EUR	244	(58,500)

								(183,881)

								$(308,663)

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly-owned subsidiary.

OTC Interest Rate Swaptions Written

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call
5-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.10%	Semi-Annual	Goldman Sachs International	01/02/20	1.10%	USD	9,582	$—
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	0.88%	Semi-Annual	Bank of America NA	08/13/20	0.88%	USD	5,127	(2,002)

										(2,002)

Put
10-Year Interest Rate Swap	2.01%	Semi-Annual	3 month LIBOR	Quarterly	Morgan Stanley & Co. International plc	01/06/20	2.01%	USD	5,291	(1,649)
2-Year Interest Rate Swap	1.88%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	08/13/20	1.88%	USD	5,127	(6,763)

										(8,412)

										$(10,414)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY33.V1	5.00%	Quarterly	12/20/24	USD	432	$(42,314)	$(28,812)	$(13,502)
CDX.NA.IG.33.V1	1.00%	Quarterly	12/20/24	USD	7,052	(185,192)	(163,006)	(22,186)

						$(227,506)	$(191,818)	$(35,688)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
ITRAXX.EUR. CROSSOVER.32.V1	5.00%	Quarterly	12/20/24	CCC+	EUR	333	$51,529	$49,873	$1,656

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

88	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Global Allocation Portfolio

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund
Rate	Frequency	Rate	Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
3 month BA	Semi-Annual	1.91%	Semi-Annual	07/09/21	CAD	352	$(458)	$—	$(458)
3 month BA	Semi-Annual	1.91%	Semi-Annual	07/09/21	CAD	5,597	(7,067)	—	(7,067)
1.55%	Semi-Annual	3 month LIBOR	Quarterly	09/27/24	USD	1,693	7,153	—	7,153
1.56%	Semi-Annual	3 month LIBOR	Quarterly	11/08/24	USD	2,579	22,941	—	22,941
3 month LIBOR	Quarterly	1.28%	Semi-Annual	11/29/24	USD	1,240	(27,371)	—	(27,371)
1.53%	Semi-Annual	3 month LIBOR	Quarterly	12/02/24	USD	2,480	24,957	—	24,957
3 month LIBOR	Quarterly	1.75%	Semi-Annual	11/08/29	USD	595	(8,497)	—	(8,497)

							$11,658	$—	$11,658

OTC Credit Default Swaps — Buy Protection

Reference Obligation/ Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
TUI AG	5.00%	Quarterly	Credit Suisse International	12/20/24	EUR	80	$(9,793)	$(7,721)	$(2,072)

OTC Total Return Swaps

Reference Entity	Fixed Amount Paid / (Received) by the Fund (a)		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
EURO STOXX Banks Index Futures March 2020	EUR	167,445	Morgan Stanley &Co. International plc	03/20/20	EUR	167	$(3,045)	$—	$(3,045)
S&P 500 Index Annual Dividend Future December 2020	USD	35,981	Goldman Sachs International	12/18/20	USD	36	9,619	—	9,619
S&P 500 Index Annual Dividend Future December 2021	USD	48,550	BNP Paribas SA	12/17/21	USD	49	13,800	—	13,800

							$20,374	$—	$20,374

(a)	At termination, the fixed amount paid (received) will be exchanged for the total return of the reference entity.

CONSOLIDATED SCHEDULES OF INVESTMENTS	89

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Global Allocation Portfolio

OTC Total Return Swaps (a)

Reference Entity	Counterparty	Termination Date	Net Notional	Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage
Equity Securities Long/Short	Citibank NA	02/24/23	$(186,288)	$(2,946	)(b)	$(189,017)	0.1%
	JPMorgan Chase Bank NA	02/08/23	(233,910)	(103,606	)(c)	(250,122)	0.1%

				$(106,552)		$(439,139)

(a)

The Fund receives or pays the total return on a portfolio of long and short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark, plus or minus a spread in a range of 0-152 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The following are the specified benchmarks used in determining the variable rate of interest:

Intercontinental Exchange LIBOR:

USD 1 Week

USD 1 Month

USD Overnight Bank Funding Rate

(b)	Amount includes $(217) of net dividends and financing fees.

(c)	Amount includes $(87,394) of net dividends and financing fees.

The following table represents the individual short positions and related values of equity securities underlying the total return swap with Citibank NA, as of December 31, 2019, expiration date 02/24/2023:

	Shares	Value	% of Basket Value

Reference Entity — Short

China
China Communications Services Corp. Ltd., Class H	(2,000)	$(1,458)	0.8%
China Everbright International Ltd.	(9,000)	(7,217)	3.8
China International Capital Corp. Ltd., Class H	(800)	(1,542)	0.8
China Molybdenum Co. Ltd., Class H	(15,000)	(6,436)	3.4
China Vanke Co. Ltd., Class H	(700)	(2,986)	1.6
Haidilao International Holding Ltd.	(1,000)	(4,016)	2.1
Longfor Group Holdings Ltd.	(1,000)	(4,683)	2.5
Meituan Dianping, Class B	(600)	(7,840)	4.1
Pinduoduo, Inc., ADR	(240)	(9,077)	4.8
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	(1,000)	(3,018)	1.6
Xiaomi Corp., Class B	(11,600)	(16,064)	8.5
ZTE Corp., Class H	(1,000)	(3,061)	1.6
ZTO Express Cayman, Inc., ADR	(385)	(8,990)	4.8

		(76,388)

Germany
Volkswagen AG	(13)	(2,518)	1.3

Hong Kong
Sino Biopharmaceutical Ltd.	(8,000)	(11,192)	5.9

Macau
Galaxy Entertainment Group Ltd.	(2,000)	(14,723)	7.8

Poland
Polskie Gornictwo Naftowe i
Gazownictwo SA	(2,239)	(2,554)	1.4

	Shares	Value	% of Basket Value

South Korea
Celltrion Healthcare Co. Ltd.	(165)	$(7,518)	4.0%
Korea Shipbuilding &Offshore Engineering Co. Ltd.	(47)	(5,114)	2.7
LG Display Co. Ltd.	(694)	(9,709)	5.1
Lotte Corp.	(167)	(5,613)	3.0

		(27,954)

Spain
Ferrovial SA	(150)	(4,545)	2.4

Taiwan
China Steel Corp.	(1,000)	(798)	0.4

United States
Aptiv plc	(88)	(8,357)	4.4
Archer-Daniels-Midland Co.	(16)	(742)	0.4
Corteva, Inc.	(107)	(3,163)	1.7
Equinix, Inc.	(2)	(1,167)	0.6
Freeport-McMoRan, Inc.	(613)	(8,043)	4.3
Hormel Foods Corp.	(279)	(12,586)	6.7
Marriott International, Inc., Class A	(26)	(3,937)	2.1
Nucor Corp.	(87)	(4,896)	2.6
Occidental Petroleum Corp.	(28)	(1,154)	0.6
T-Mobile US, Inc.	(20)	(1,569)	0.8

90	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Global Allocation Portfolio

	Shares	Value	% of Basket Value

United States (continued)
Tyson Foods, Inc., Class A	(30)	$(2,731)	1.4%

		(48,345)

Total Reference Entity — Short		(189,017)

Net Value of Reference Entity — Citibank NA		$(189,017)

The following table represents the individual short positions and related values of equity securities underlying the total return swap with JPMorgan Chase Bank NA, as of December 31, 2019, expiration date 02/08/2023:

Reference Entity — Short

Australia
Australia & New Zealand Banking Group Ltd.	(27)	(466)	0.2
Origin Energy Ltd.	(820)	(4,862)	1.9
Transurban Group	(780)	(8,164)	3.3

		(13,492)

Brazil
Centrais Eletricas Brasileiras SA	(127)	(1,193)	0.5
Hapvida Participacoes e Investimentos SA	(346)	(5,505)	2.2
Lojas Americanas SA	(1)	(2)	(0.0)
Lojas Americanas SA (Preference)	(172)	(1,111)	0.4
Magazine Luiza SA	(399)	(4,716)	1.9
Suzano SA	(1,647)	(16,349)	6.5
TIM Participacoes SA	(100)	(386)	0.2

		(29,262)

Canada
Cenovus Energy, Inc.	(170)	(1,728)	0.7
Franco-Nevada Corp.	(20)	(2,065)	0.8
Saputo, Inc.	(68)	(2,105)	0.9

		(5,898)

China
Autohome, Inc., ADR	(33)	(2,640)	1.0
China Everbright International Ltd.	(4,000)	(3,208)	1.3
China Gas Holdings Ltd.	(1,000)	(3,744)	1.5
China Jinmao Holdings Group Ltd.	(6,000)	(4,671)	1.9
China Southern Airlines Co. Ltd., Class H	(24,000)	(16,137)	6.4
China State Construction
International Holdings Ltd.	(14,000)	(12,711)	5.1
Geely Automobile Holdings Ltd.	(7,000)	(13,705)	5.5
iQIYI, Inc., ADR	(754)	(15,917)	6.4
Shenzhou International Group Holdings Ltd.	(100)	(1,462)	0.6
Shimao Property Holdings Ltd.	(500)	(1,938)	0.8
Sunny Optical Technology Group Co. Ltd.	(200)	(3,465)	1.4
Trip.com Group Ltd., ADR	(18)	(604)	0.2

		(80,202)

	Shares	Value	% of Basket Value

Finland
Neste OYJ	(338)	$(11,761)	4.7%

Germany
Daimler AG (Registered)	(28)	(1,548)	0.6
Volkswagen AG (Preference)	(19)	(3,740)	1.5

		(5,288)

Hong Kong
Nine Dragons Paper Holdings Ltd.	(1,000)	(1,040)	0.4

Japan
LINE Corp.	(100)	(4,913)	2.0
M3, Inc.	(100)	(3,016)	1.2
Renesas Electronics Corp.	(500)	(3,416)	1.4
Sony Financial Holdings, Inc.	(100)	(2,400)	0.9

		(13,745)

Poland
mBank SA	(3)	(308)	0.1
Santander Bank Polska SA	(19)	(1,539)	0.6

		(1,847)

Singapore
Jardine Cycle & Carriage Ltd.	(100)	(2,236)	0.9

South Africa
Capitec Bank Holdings Ltd.	(21)	(2,168)	0.9
Shoprite Holdings Ltd.	(898)	(8,077)	3.2

		(10,245)

South Korea
Amorepacific Corp.	(87)	(6,046)	2.4
Hyundai Steel Co.	(187)	(5,070)	2.0
LG Display Co. Ltd.	(422)	(5,904)	2.4
Lotte Corp.	(37)	(1,244)	0.5
Samsung C&T Corp.	(8)	(749)	0.3
SK Hynix, Inc.	(58)	(4,717)	1.9

		(23,730)

United Kingdom
British American Tobacco plc	(112)	(4,760)	1.9
Royal Bank of Scotland Group plc	(1,549)	(4,969)	2.0

		(9,729)

United States
Advanced Micro Devices, Inc.	(259)	(11,878)	4.7
Conagra Brands, Inc.	(315)	(10,786)	4.3
Dominion Energy,Inc.	(58)	(4,804)	1.9
Edison International	(68)	(5,128)	2.1
Fox Corp., Class A	(205)	(7,558)	3.0
PPL Corp.	(4)	(143)	0.1
Southwest Airlines Co.	(6)	(324)	0.1
Sprint Corp.	(197)	(1,026)	0.4

		(41,647)

Total Reference Entity — Short		(250,122)

Net Value of Reference Entity — JPMorgan Chase Bank NA		$(250,122)

CONSOLIDATED SCHEDULES OF INVESTMENTS	91

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Global Allocation Portfolio

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference Rate
3 month BA	Canadian Bankers Acceptances	2.08%
3 month LIBOR	London Interbank Offered Rate	1.91%

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps (a)	$49,873	$(191,818)	$56,707	$(79,081)	$—
OTC Swaps	—	(7,721)	23,419	(111,669)	—
Options Written	N/A	N/A	196,614	(57,217)	(350,997)

(a)	Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts (a)	$—	$—	$7,508	$—	$9,825	$—	$17,333
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	576,675	—	—	576,675
Options purchased
Investments at value — unaffiliated (b)	—	—	586,936	85,166	53,238	—	725,340
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps (a)	—	1,656	—	—	55,051	—	56,707
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	23,419	—	—	—	23,419

	$—	$1,656	$617,863	$661,841	$118,114	$—	$1,399,474

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts (a)	—	—	2,464	—	15,056	—	17,520
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	288,931	—	—	288,931
Options written
Options written at value	—	—	319,559	21,024	10,414	—	350,997
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps (a)	—	35,688	—	—	43,393	—	79,081
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	9,793	109,597	—	—	—	119,390

	$—	$45,481	$431,620	$309,955	$68,863	$—	$855,919

(a)	Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any,are reported in the Consolidated Schedule of Investments.In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).
(b)	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

92	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Global Allocation Portfolio

For the year ended December 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(857,334)	$—	$(204,892)	$—	$(1,062,226)
Forward foreign currency exchange contracts	—	—	—	(70,029)	—	—	(70,029)
Options purchased (a)	—	—	(242,679)	(216,895)	192,350	—	(267,224)
Options written	—	—	478,375	129,482	(39,049)	—	568,808
Swaps	—	(19,563)	(121,297)	—	71,426	—	(69,434)

	$—	$(19,563)	$(742,935)	$(157,442)	$19,835	$—	$(900,105)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	(129,986)	—	12,862	—	(117,124)
Forward foreign currency exchange contracts	—	—	—	306,140	—	—	306,140
Options purchased (b)	—	—	567,643	(11,264)	(99,803)	—	456,576
Options written	—	—	502,750	11,651	100,150	—	614,551
Swaps	—	(41,932)	(173,399)	—	(156,848)	—	(372,179)

	$—	$(41,932)	$767,008	$306,527	$(143,639)	$—	$887,964

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$12,680,287
Average notional value of contracts — short	5,853,740
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	8,086,789
Average amounts sold — in USD	16,765,184
Options:
Average value of option contracts purchased	633,046
Average value of option contracts written	592,951
Average notional value of swaption contracts purchased	10,658,278
Average notional value of swaption contracts written	16,615,539
Credit default swaps:
Average notional value — buy protection	2,021,423
Average notional value — sell protection	93,397
Interest rate swaps:
Average notional value — pays fixed rate	3,519,286
Average notional value — receives fixed rate	4,239,917
Total return swaps:
Average notional value	330,061

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

CONSOLIDATED SCHEDULES OF INVESTMENTS	93

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Global Allocation Portfolio

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$33,800	$6,589
Forward foreign currency exchange contracts	576,675	288,931
Options (a)	725,340	350,997
Swaps — Centrally cleared	10,314	—
Swaps — OTC (b)	23,419	119,390

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$1,369,548	$765,907
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(317,916)	(37,850)

Total derivative assets and liabilities subject to an MNA	$1,051,632	$728,057

(a)	Includes options purchased at value which is included in Investments at value – unaffiliated in the Statements of Assets and Liabilities and reported in the Consolidated Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Bank of America NA	$50,665	$(31,968)	$—	$—	$18,697
Barclays Bank plc	19,439	(19,439)	—	—	—
BNPParibas SA	38,403	(22,014)	—	—	16,389
Citibank NA	138,283	(117,425)	—	—	20,858
Credit Suisse International	56,150	(53,326)	—	—	2,824
Deutsche Bank AG	28,613	(28,613)	—	—	—
Goldman Sachs International	55,231	(6,343)	—	—	48,888
HSBC Bank plc	16,654	—	—	—	16,654
JPMorgan Chase Bank NA	346,676	(186,005)	—	—	160,671
Morgan Stanley &Co. International plc	137,034	(126,687)	—	—	10,347
Morgan Stanley &Co. International plc (c)	33,587	(3,420)	—	—	30,167
Nomura International plc	34,482	(21,163)	—	—	13,319
Societe Generale SA	7,999	(3,625)	—	—	4,374
Societe Generale SA (c)	48,059	(345)	—	—	47,714
Standard Chartered Bank	5,806	—	—	—	5,806
UBS AG	34,551	(34,551)	—	—	—

	$1,051,632	$(654,924)	$—	$—	$396,708

94	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Global Allocation Portfolio

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (d)
Bank of America NA	$31,968	$(31,968)	$—	$—	$—
Barclays Bank plc	59,711	(19,439)	—	—	40,272
BNP Paribas SA	22,014	(22,014)	—	—	—
Citibank NA	117,425	(117,425)	—	—	—
Credit Suisse International	53,326	(53,326)	—	—	—
Deutsche Bank AG	29,936	(28,613)	—	—	1,323
Goldman Sachs International	6,343	(6,343)	—	—	—
JPMorgan Chase Bank NA	186,005	(186,005)	—	—	—
Morgan Stanley &Co. International plc	126,687	(126,687)	—	—	—
Morgan Stanley &Co. International plc (c)	3,420	(3,420)	—	—	—
Nomura International plc	21,163	(21,163)	—	—	—
Societe Generale SA	3,625	(3,625)	—	—	—
Societe Generale SA (c)	345	(345)	—	—	—
UBS AG	66,089	(34,551)	—	—	31,538

	$728,057	$(654,924)	$—	$—	$73,133

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Represents derivatives owned by the BlackRock Cayman Global Allocation Portfolio I, Ltd., a wholly-owned subsidiary of the Fund. See Note 1 of the Notes to Financial Statements.
(d)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Argentina	$4,238	$—	$—	$4,238
Australia	—	107,820	147,532	255,352
Austria	—	94,244	—	94,244
Belgium	—	137,972	—	137,972
Brazil	996,067	—	—	996,067
Canada	1,090,119	—	—	1,090,119
Chile	34,563	—	—	34,563
China	1,534,161	2,869,214	—	4,403,375
Czech Republic	54,344	—	—	54,344
Denmark	30,688	46,939	—	77,627
Finland	—	4,561	—	4,561
France	696,158	3,365,689	—	4,061,847
Germany	573,681	2,370,325	—	2,944,006
Hong Kong	—	1,110,785	—	1,110,785
India	52,750	1,797,361	—	1,850,111
Indonesia	—	89,466	—	89,466
Italy	—	2,463,495	—	2,463,495
Japan	—	7,278,375	—	7,278,375
Malaysia	—	23,975	—	23,975
Mexico	7,598	—	—	7,598
Netherlands	475,889	3,191,838	—	3,667,727
Poland	—	566	—	566
Portugal	—	54,464	—	54,464
Singapore	—	948,481	—	948,481
South Africa	8,355	16,241	—	24,596
South Korea	48,544	531,964	—	580,508
Spain	—	801,491	—	801,491

CONSOLIDATED SCHEDULES OF INVESTMENTS	95

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Global Allocation Portfolio

	Level 1	Level 2	Level 3	Total
Sweden	$—	$31,942	$—	$31,942
Switzerland	—	1,966,823	—	1,966,823
Taiwan	56,043	2,058,831	—	2,114,874
Thailand	—	327,350	—	327,350
Turkey	1,663	3,366	—	5,029
United Arab Emirates	—	198,353	—	198,353
United Kingdom	103,186	2,200,045	190,743	2,493,974
United States	68,926,858	538,135	889	69,465,882
Corporate Bonds
Australia	—	—	786,714	786,714
Chile	—	72	—	72
China	—	300	—	300
France	—	203,171	—	203,171
Greece	—	156,760	—	156,760
India	—	2	—	2
Japan	—	346,273	—	346,273
Luxembourg	—	37,971	—	37,971
Netherlands	—	212,661	—	212,661
Turkey	—	—	106,000	106,000
United States	—	5,101,377	—	5,101,377
Floating Rate Loan Interests (a)	—	887,904	—	887,904
Foreign Government Obligations	—	13,822,466	—	13,822,466
Investment Companies	3,454,801	—	—	3,454,801
Non-Agency Mortgage-Backed Securities (a)	—	151,171	—	151,171
Preferred Securities:
Brazil	99,468	—	—	99,468
Germany	—	538,506	—	538,506
United Kingdom	—	624,160	101	624,261
United States	393,993	949,139	887,200	2,230,332
Rights (a)	344	—	—	344
U.S. Government Sponsored Agency Securities	—	5,916,234	—	5,916,234
U.S. Treasury Obligations	—	20,400,920	—	20,400,920
Short-Term Securities:
Foreign Government Obligations	—	5,517,553	—	5,517,553
Money Market Funds	557,532	—	—	557,532
Time Deposits (a)	—	41,291	—	41,291
U.S. Treasury Obligations	—	18,497,843	—	18,497,843
Options Purchased:
Equity contracts	273,802	313,134	—	586,936
Foreign currency exchange contracts	—	85,166	—	85,166
Interest rate contracts	—	53,238	—	53,238
Liabilities:
Investment Sold Short
Common Stocks:
Germany	—	(105,127)	—	(105,127)
United States	(286,045)	—	—	(286,045)

Subtotal	$79,188,800	$108,382,296	$2,119,179	$189,690,275

Investments valued at NAV (b)				2,544,246

Total Investments				$192,234,521

Derivative Financial Instruments (c)
Assets:
Credit contracts	$—	$1,656	$—	$1,656
Equity contracts	7,508	23,419	—	30,927
Foreign currency exchange contracts	—	576,675	—	576,675
Interest rate contracts	9,825	55,051	—	64,876
Liabilities:
Credit contracts	—	(37,760)	—	(37,760)
Equity contracts	(33,725)	(397,895)	—	(431,620)
Foreign currency exchange contracts	—	(309,955)	—	(309,955)
Interest rate contracts	(15,056)	(53,807)	—	(68,863)

	$(31,448)	$(142,616)	$—	$(174,064)

(a)	See above Consolidated Schedule of Investments for values in each country.
(b)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

96	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Global Allocation Portfolio

(c)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Preferred Securities	Total
Investments:
Assets:
Opening balance, as of December 31, 2018	$200,896	$905,347	$1,746,553	$2,852,796
Transfers into level 3	—	—	—	—
Transfers out of level 3	(83,638)	—	(795,102)	(878,740)
Accrued discounts/premiums	—	(1,039)	—	(1,039)
Net realized loss	—	(1,623)	—	(1,623)
Net change in unrealized appreciation (depreciation) (a)(b)	34,742	(17,433)	90,050	107,359
Purchases	187,164	27,349	264,528	479,041
Sales	—	(19,887)	(418,728)	(438,615)

Closing balance, as of December 31, 2019	$339,164	$892,714	$887,301	$2,119,179

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2019(b)	$34,742	$(28,795)	$90,054	$96,001

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2019 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $101. A significant change in the third party information could result in a significantly lower or higher value of such Level 3 investments.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized (a)	Weighted Average of Unobservable Inputs Based on Fair Value
Common Stocks	$339,164	Income	Discount Rate	15%	—
		Market	Revenue Multiple	5.25x	—
			Volatility	38%	—
			Time to Exit	2.4	—
			Recent Transactions	—	—
Corporate Bonds	892,714	Income	Discount Rate	15% — 30%	17%
Preferred Stocks(b)	887,200	Market	Revenue Multiple	5.25x —15.00x	10.01x
			Discount Rate	20%	—
			Time to Exit	0.5 — 2.4	1.5
			Volatility	38%	—
			Recent Transactions	—	—

	$2,119,078

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.
(b)

For the period ended December 31, 2019, the valuation technique for investments classified as Preferred Stocks amounting to $175,352 changed to a Probability Weighted Expected Return Model. The investments were previously valued utilizing a Transaction Price approach. The change was due to consideration of the information that was available at the time the investments were valued.

See notes to financial statements.

CONSOLIDATED SCHEDULES OF INVESTMENTS	97

Schedule of Investments December 31, 2019	BlackRock Government Money Market Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Government Sponsored Agency Obligations — 49.5%
Federal Farm Credit Bank Discount Notes(a):
1.35%, 01/17/20	USD 890	$889,043
1.46%, 02/04/20	545	543,780
1.49%, 02/21/20	515	513,286
1.54%, 03/03/20	470	468,365
1.54%, 03/10/20	970	965,743
1.55%, 03/24/20	805	800,713
1.58%, 05/14/20	25	24,833
1.59%, 06/12/20	35	34,718
1.60%, 06/26/20	1,220	1,208,963
1.60%, 06/30/20	405	401,314
1.59%, 07/07/20	25	24,770
1.57%, 09/28/20	260	256,868
Federal Farm Credit Bank Variable Rate Notes(b):
(LIBOR USD 1 Month - 0.05%), 1.66%, 02/07/20	1,545	1,544,998
(LIBOR USD 1 Month - 0.01%), 1.74%, 06/18/20	150	149,999
(LIBOR USD 1 Month + 0.00%), 1.76%, 06/19/20	1,000	1,000,217
(LIBOR USD 1 Month - 0.05%), 1.69%, 08/17/20	455	455,000
(LIBOR USD 1 Month - 0.04%), 1.68%, 09/11/20	545	544,989
(LIBOR USD 1 Month + 0.03%), 1.76%, 12/14/20	685	684,973
(LIBOR USD 1 Month + 0.05%), 1.78%, 04/16/21	700	700,000
(US Treasury 3Month Bill Money Market Yield + 0.26%), 1.79%, 06/17/21	470	469,932
(LIBOR USD 1 Month + 0.16%), 1.87%, 07/01/21	380	380,000
(US Treasury 3 Month Bill Money Market Yield + 0.23%), 1.75%, 07/08/21	275	275,000
(LIBOR USD 1 Month + 0.11%), 1.85%, 11/12/21	130	130,000
(SOFR +0.19%), 1.73%, 11/18/21	215	215,000
Federal Home Loan Bank Bonds:
1.56%, 05/01/20	680	679,880
1.60%, 05/13/20	435	434,988
1.59%, 05/14/20	305	304,975
2.63%, 10/01/20	285	287,055
Federal Home Loan Bank Discount Notes(a):
0.51%, 01/03/20	870	869,918
1.15%, 01/08/20	1,540	1,539,429
1.23%, 01/10/20	510	509,786
1.33%, 01/15/20	915	914,402
1.35%, 01/17/20	100	99,930
1.39%, 01/21/20	810	809,255
1.39%, 01/22/20	1,575	1,573,502
1.41%, 01/24/20	300	299,684
1.43%, 01/31/20	610	609,205
1.46%, 02/05/20	835	833,748
1.46%, 02/06/20	600	599,052
1.46%, 02/07/20	1,505	1,502,412
1.47%, 02/13/20	215	214,531
1.48%, 02/19/20	365	364,221
1.49%, 02/21/20	135	134,700
1.54%, 03/11/20	2,125	2,118,470
1.55%, 03/18/20	900	896,876
1.55%, 03/20/20	1,380	1,374,277
1.55%, 03/25/20	575	572,480
1.56%, 04/03/20	200	199,186
1.57%, 04/06/20	340	338,558

Security	Par (000)	Value

U.S. Government Sponsored Agency Obligations (continued)
1.57%, 04/08/20	USD 790	$786,376
1.57%, 04/15/20	700	696,656
1.57%, 04/24/20	355	353,181
1.58%, 05/06/20	2,040	2,028,797
1.58%, 05/13/20	1,025	1,019,081
1.59%, 06/05/20	615	610,845
1.60%, 06/25/20	450	446,546
1.60%, 06/26/20	100	99,216
1.59%, 07/06/20	200	198,353
1.58%, 08/14/20	685	678,163
Federal Home Loan Bank Variable Rate Notes(b):
(SOFR + 0.01%), 1.55%, 01/17/20	485	485,000
(SOFR + 0.05%), 1.59% - 1.59%, 01/17/20	540	540,000
(SOFR + 0.01%), 1.55%, 02/21/20	280	280,000
(LIBOR USD 1 Month - 0.06%), 1.72%, 02/24/20	1,180	1,180,000
(LIBOR USD 1 Month - 0.04%), 1.75%, 02/25/20	550	550,000
(LIBOR USD 1 Month - 0.04%), 1.70%, 04/17/20	2,750	2,749,867
(LIBOR USD 3 Month - 0.14%), 1.83%, 04/20/20	2,000	2,000,000
(LIBOR USD 1 Month + 0.05%), 1.76%, 05/08/20	485	485,000
(SOFR + 0.02%), 1.56%, 05/22/20	270	270,000
(SOFR + 0.04%), 1.58%, 06/19/20	255	255,000
(LIBOR USD 1 Month + 0.01%), 1.72%, 07/10/20	1,005	1,005,000
(SOFR + 0.08%), 1.62%, 07/24/20	170	170,000
(SOFR + 0.03%), 1.57%, 08/21/20	145	145,000
(SOFR + 0.11%), 1.64%, 10/01/20	600	600,000
(SOFR + 0.12%), 1.66%, 10/07/20	290	290,000
(SOFR + 0.13%), 1.67%, 10/16/20	2,455	2,455,000
(SOFR + 0.05%), 1.59%, 01/22/21	190	190,000
(SOFR + 0.04%), 1.58%, 02/09/21	185	185,000
(SOFR + 0.12%), 1.65%, 03/12/21	545	545,000
(SOFR + 0.08%), 1.62%, 07/08/21	400	400,000
(SOFR + 0.09%), 1.63%, 09/10/21	950	950,000
Federal Home Loan Mortgage Corp. Discount Notes(a):
1.35%, 01/17/20	190	189,842
1.55%, 03/18/20	1,670	1,664,142
1.58%, 05/19/20	375	372,770

Total U.S. Government Sponsored Agency Obligations — 49.5% (Cost: $55,636,859)		55,636,859

U.S. Treasury Obligations — 17.1%
U.S. Treasury Bills(a):
2.04%, 01/02/20	1,500	1,499,915
1.36%, 01/23/20	145	144,856
1.38%, 01/28/20	3,000	2,996,468
1.44%, 02/13/20	1,295	1,292,579
1.48%, 02/27/20	1,560	1,555,455
1.52%, 04/09/20	810	806,249
1.53%, 04/23/20	1,920	1,905,777
1.53%, 05/07/20	815	810,587
1.55%, 05/28/20	645	640,829
1.54%, 09/10/20	265	261,759
U.S. Treasury Notes:
2.25%, 03/31/20	240	240,116
1.38%, 04/30/20	820	819,428
2.38%, 04/30/20	475	475,799

98	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Government Money Market Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Treasury Obligations (continued)
1.50%, 05/15/20	USD 240	$239,536
3.50%, 05/15/20	720	724,412
1.50%, 05/31/20	220	219,684
1.63%, 06/30/20	25	24,971
(US Treasury 3 Month Bill Money Market Yield + 0.04%), 1.57%, 07/31/20(b)	305	304,814
(US Treasury 3 Month Bill Money Market Yield + 0.05%), 1.57%, 10/31/20(b)	1,300	1,298,873
2.63%, 11/15/20	300	302,532
1.63%, 11/30/20	120	119,956
2.00%, 11/30/20	70	70,214
(US Treasury 3 Month Bill Money Market Yield + 0.12%), 1.64%, 01/31/21(b)	1,000	1,000,000

Security	Par (000)	Value

U.S. Treasury Obligations (continued)
(US Treasury 3 Month Bill Money Market Yield + 0.14%), 1.66%, 04/30/21(b)	USD 100	$99,892
(US Treasury 3 Month Bill Money Market Yield + 0.22%), 1.75%, 07/31/21(b)	1,000	1,000,000
(US Treasury 3 Month Bill Money Market Yield + 0.30%), 1.83%, 10/31/21(b)	335	335,365

Total U.S. Treasury Obligations — 17.1% (Cost: $19,190,066)		19,190,066

Total Repurchase Agreements — 30.8% (Cost: $34,650,000)		34,650,000

Total Investments — 97.4% (Cost: $109,476,925)(c)		109,476,925

Other Assets Less Liabilities — 2.6%		2,977,337

Net Assets — 100.0%		$112,454,262

(a)	Rates are the current rate or a range of current rates as of period end.
(b)	Variable rate security. Rate shown is the rate in effect as of period end.
(c)	Cost for U.S. federal income tax purposes.

Repurchase Agreements

	Repurchase Agreements							Collateral
Counterparty	Coupon Rate		Purchase Date	Maturity Date	Par (000)	At Value (000)	Proceeds Including Interest	Position	Original Par	Position Received, At Value
Bank of America Securities, Inc.	1.57%		12/31/19	01/02/20	$4,000	$4,000	$ 4,000,349	U.S. Government Sponsored Agency Obligation, 3.59%, due 11/20/69	$ 3,764,504	$ 4,080,001

BNP Paribas SA	1.58		12/31/19	01/02/20	1,250	1,250	1,250,110	U.S. Government Sponsored Agency Obligations and U.S. Treasury Obligations, 1.38% to 5.57%, due 02/29/20 to 11/20/49	2,599,582	1,275,116

Goldman Sachs & Co. LLC	1.58		12/31/19	01/02/20	3,900	3,900	3,900,342	U.S. Government Sponsored Agency Obligations, 1.64% to 6.00%, due 01/20/30 to 09/20/49	35,791,477	4,069,647

JP Morgan Securities LLC	1.55		12/31/19	01/02/20	5,000	5,000	5,000,430	U.S. Treasury Obligations, 0.00% to 1.63%, due 10/31/23 to 02/15/48	5,091,164	5,100,001
	1.93	(a)	12/31/19	02/06/20	2,500	2,500	2,504,965	U.S. Government Sponsored Agency Obligations, 0.19% to 4.00%, due 09/25/24 to 03/16/60	1,144,688,133	2,625,000

Total JP Morgan Securities LLC						$7,500				$ 7,725,001

Mizuho Securities USA LLC	1.57		12/31/19	01/02/20	4,000	4,000	4,000,349	U.S. Government Sponsored Agency Obligation, 3.00%, due 07/25/49	4,207,369	4,200,000

SCHEDULES OF INVESTMENTS	99

Schedule of Investments (continued) December 31, 2019	BlackRock Government Money Market Portfolio

	Repurchase Agreements						Collateral
Counterparty	Coupon Rate	Purchase Date	Maturity Date	Par (000)	At Value (000)	Proceeds Including Interest	Position	Original Par	Position Received, At Value
TD Securities USA LLC	1.55%	12/31/19	01/02/20	$9,000	$9,000	$ 9,000,775	U.S. Treasury Obligations, 1.13% to 2.38%, due 02/28/21 to 03/15/22	$ 9,076,500	$ 9,180,000

Wells Fargo Securities LLC	1.55	12/31/19	01/02/20	5,000	5,000	5,000,431	U.S. Treasury Obligation, 2.25%, due 02/15/27	4,915,200	5,100,004

					$34,650				$ 35,629,769

(a)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities (a)	$—	$109,476,925	$—	$109,476,925

(a)	See above Schedule of Investments for values in each security type.

See notes to financial statements.

100	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2019	BlackRock High Yield Portfolio (Percentages shown are based on Net Assets)

Security	Shares		Value

Common Stocks — 1.0%

Aerospace & Defense — 0.1%
Bombardier, Inc., Class B(a)		11,959	$17,774

Chemicals — 0.3%
Element Solutions, Inc.(a)		9,095	106,230

Equity Real Estate Investment Trusts (REITs) — 0.1%
Gaming and Leisure Properties, Inc.		880	37,884

Media — 0.1%
Clear Channel Outdoor Holdings, Inc.(a)		8,587	24,559

Metals & Mining — 0.2%
Constellium SE, Class A(a)		5,016	67,214

Pharmaceuticals — 0.2%
Bausch Health Cos., Inc.(a)		1,732	51,822

Total Common Stocks — 1.0% (Cost: $283,614)			305,483

	Par (000)

Corporate Bonds — 86.5%

Aerospace & Defense — 4.4%
Arconic, Inc.:
5.40%, 04/15/21	USD	2	2,062
5.13%, 10/01/24		118	128,620
Bombardier, Inc.(b):
8.75%, 12/01/21		39	42,729
5.75%, 03/15/22		8	8,263
6.13%, 01/15/23		26	26,663
7.50%, 12/01/24		42	44,126
7.50%, 03/15/25		24	24,750
7.88%, 04/15/27		140	144,025
BWX Technologies, Inc., 5.38%, 07/15/26(b)		64	67,840
Kratos Defense & Security Solutions, Inc., 6.50%, 11/30/25(b)		38	40,660
Moog, Inc., 4.25%, 12/15/27(b)		14	14,246
Signature Aviation US Holdings, Inc.(b):
5.38%, 05/01/26		27	28,420
4.00%, 03/01/28		46	45,370
SSL Robotics LLC, 9.75%, 12/31/23(b)		14	15,225
TransDigm, Inc.(b):
6.25%, 03/15/26		594	643,071
5.50%, 11/15/27		49	49,550
Triumph Group, Inc., 6.25%, 09/15/24(b)		32	33,640

			1,359,260

Air Freight & Logistics — 0.0%
XPO Logistics, Inc., 6.75%, 08/15/24(b)		2	2,173

Auto Components — 1.5%
Allison Transmission, Inc., 5.88%, 06/01/29(b)		35	38,325
Icahn Enterprises LP:
6.75%, 02/01/24		39	40,463
4.75%, 09/15/24(b)		7	7,193
6.38%, 12/15/25		15	15,731
6.25%, 05/15/26		34	36,210
5.25%, 05/15/27(b)		34	34,769
Panther BF Aggregator 2 LP(b):
6.25%, 05/15/26		119	128,222
8.50%, 05/15/27		163	173,188

			474,101

Automobiles — 0.1%
Tesla, Inc., 5.30%, 08/15/25(b)		20	19,400

Security	Par (000)		Value

Banks — 0.3%
Banco Espirito Santo SA, 4.75%, 01/15/18(a)(c)	EUR	100	$19,069
CIT Group, Inc.:
5.00%, 08/01/23	USD	54	58,185
5.25%, 03/07/25		24	26,400

			103,654

Building Products — 0.7%(b)
Advanced Drainage Systems, Inc., 5.00%, 09/30/27		24	24,750
CPG Merger Sub LLC, 8.00%, 10/01/21		52	52,130
JELD-WEN, Inc., 4.63%, 12/15/25		14	14,413
Masonite International Corp.:
5.75%, 09/15/26		9	9,562
5.38%, 02/01/28		14	14,788
Standard Industries, Inc.:
5.38%, 11/15/24		39	40,073
6.00%, 10/15/25		57	59,921

			215,637

Capital Markets — 0.2%
Goldman Sachs Group, Inc. (The), Series R, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.22%), 4.95%(d)(e)		20	20,720
MSCI, Inc.(b):
4.75%, 08/01/26		4	4,190
4.00%, 11/15/29		8	8,110
Owl Rock Capital Corp.:
5.25%, 04/15/24		6	6,367
4.00%, 03/30/25		15	15,060

			54,447

Chemicals — 1.4%
Blue Cube Spinco LLC:
9.75%, 10/15/23		44	47,314
10.00%, 10/15/25		62	68,558
Chemours Co. (The):
6.63%, 05/15/23		34	34,130
5.38%, 05/15/27		10	8,850
Element Solutions, Inc., 5.88%, 12/01/25(b)		132	138,105
Gates Global LLC, 6.25%, 01/15/26(b)		32	32,551
GCP Applied Technologies, Inc., 5.50%, 04/15/26(b)		19	19,950
NOVA Chemicals Corp., 4.88%, 06/01/24(b)		4	4,130
PQ Corp., 5.75%, 12/15/25(b)		51	53,295
TPC Group, Inc., 10.50%, 08/01/24(b)		24	24,180
W.R. Grace & Co., 5.63%, 10/01/24(b)		12	13,260

			444,323

Commercial Services & Supplies — 2.2%
ADT Security Corp. (The):
3.50%, 07/15/22		6	6,109
4.88%, 07/15/32(b)		70	64,225
Aramark Services, Inc.(b):
5.00%, 04/01/25		13	13,553
5.00%, 02/01/28		67	70,601
Clean Harbors, Inc.(b):
4.88%, 07/15/27		25	26,312
5.13%, 07/15/29		13	13,944
GFL Environmental, Inc.(b):
5.38%, 03/01/23		4	4,120
7.00%, 06/01/26		99	104,584
5.13%, 12/15/26		45	47,312
8.50%, 05/01/27		54	59,400
GW B-CR Security Corp., 9.50%, 11/01/27(b)		6	6,405
Harland Clarke Holdings Corp., 8.38%, 08/15/22(b)		12	9,780
IAA, Inc., 5.50%, 06/15/27(b)		36	38,250

SCHEDULES OF INVESTMENTS	101

Schedule of Investments (continued) December 31, 2019	BlackRock High Yield Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Commercial Services & Supplies (continued)
KARAuction Services, Inc., 5.13%, 06/01/25(b)	USD	22	$22,880
Mobile Mini, Inc., 5.88%, 07/01/24		50	52,000
Nielsen Co. Luxembourg SARL (The), 5.00%, 02/01/25(b)		6	6,180
Prime Security Services Borrower LLC(b):
5.25%, 04/15/24		26	27,508
5.75%, 04/15/26		43	46,736
Ritchie Bros Auctioneers, Inc., 5.38%, 01/15/25(b)		9	9,382
Waste Pro USA, Inc., 5.50%, 02/15/26(b)		32	33,360

			662,641

Communications Equipment — 0.8%
CommScope, Inc.(b):
5.50%, 03/01/24		69	71,932
6.00%, 03/01/26		21	22,339
Nokia OYJ, 6.63%, 05/15/39		60	69,482
ViaSat, Inc., 5.63%, 04/15/27(b)		67	71,690

			235,443

Construction &Engineering — 0.2%(b)
Brand Industrial Services, Inc., 8.50%, 07/15/25		34	34,850
New Enterprise Stone & Lime Co., Inc.:
10.13%, 04/01/22		17	17,999
6.25%, 03/15/26		7	7,332

			60,181

Consumer Finance — 1.5%
Ally Financial, Inc., 8.00%, 11/01/31		125	173,513
Global Aircraft Leasing Co. Ltd., 6.50%, (6.50% Cash or 7.25% PIK), 09/15/24(b)(f)		78	81,668
Navient Corp.:
6.63%, 07/26/21		26	27,495
7.25%, 09/25/23		8	9,040
6.13%, 03/25/24		6	6,510
5.88%, 10/25/24		21	22,470
6.75%, 06/25/25		2	2,208
6.75%, 06/15/26		2	2,198
Springleaf Finance Corp.:
6.88%, 03/15/25		38	43,225
7.13%, 03/15/26		35	40,467
6.63%, 01/15/28		19	21,447
5.38%, 11/15/29		15	15,657

			445,898

Containers & Packaging — 2.9%
Berry Global, Inc., 4.88%, 07/15/26(b)		38	40,079
Crown Americas LLC:
4.75%, 02/01/26		21	22,181
4.25%, 09/30/26		52	54,535
Graphic Packaging International LLC, 4.75%, 07/15/27(b)		9	9,630
Greif, Inc., 6.50%, 03/01/27(b)		5	5,400
Intertape Polymer Group, Inc., 7.00%, 10/15/26(b)		15	15,863
LABL Escrow Issuer LLC, 6.75%, 07/15/26(b)		54	57,375
Mauser Packaging Solutions Holding Co., 5.50%, 04/15/24(b)		144	148,334
Reynolds Group Issuer, Inc.(b):
5.13%, 07/15/23		22	22,522
7.00%, 07/15/24		29	29,979
Sealed Air Corp., 6.88%, 07/15/33(b)		9	10,620
Silgan Holdings, Inc., 4.13%, 02/01/28(b)		21	21,006
Trivium Packaging Finance BV, 8.50%, 08/15/27(b)(g)		400	445,000

			882,524

Security	Par (000)		Value

Distributors — 1.1%(b)
American Builders & Contractors Supply Co., Inc.:
5.88%, 05/15/26	USD	47	$49,937
4.00%, 01/15/28		43	43,645
Core & Main Holdings LP, 8.63%, (8.63% Cash or 9.38% PIK), 09/15/24(f)		45	46,800
Core & Main LP, 6.13%, 08/15/25		104	108,420
Performance Food Group, Inc., 5.50%, 10/15/27		26	27,788
Wolverine Escrow LLC:
8.50%, 11/15/24		20	20,700
9.00%, 11/15/26		38	39,805

			337,095

Diversified Consumer Services — 0.5%
frontdoor, Inc., 6.75%, 08/15/26(b)		37	40,330
Graham Holdings Co., 5.75%, 06/01/26(b)		15	16,012
Laureate Education, Inc., 8.25%, 05/01/25(b)		11	11,839
Service Corp. International, 5.13%, 06/01/29		35	37,187
ServiceMaster Co. LLC (The), 5.13%, 11/15/24(b)		53	54,988

			160,356

Diversified Financial Services — 2.0%(b)
Allied Universal Holdco LLC:
6.63%, 07/15/26		145	155,832
9.75%, 07/15/27		16	17,092
Fairstone Financial, Inc., 7.88%, 07/15/24		16	17,200
MPH Acquisition Holdings LLC, 7.13%, 06/01/24.		64	61,920
Refinitiv US Holdings, Inc.:
4.50%, 05/15/26	EUR	100	122,069
6.25%, 05/15/26	USD	4	4,365
8.25%, 11/15/26		79	88,974
Verscend Escrow Corp., 9.75%, 08/15/26		142	155,312

			622,764

Diversified Telecommunication Services — 6.0%
Altice France SA, 8.13%, 02/01/27(b)		248	279,310
CCO Holdings LLC(b):
4.00%, 03/01/23		27	27,371
5.75%, 02/15/26		19	20,045
5.13%, 05/01/27		131	138,205
5.00%, 02/01/28		12	12,592
5.38%, 06/01/29		114	121,980
4.75%, 03/01/30		51	51,920
CenturyLink, Inc.:
Series W, 6.75%, 12/01/23		33	36,836
Series Y, 7.50%, 04/01/24		58	65,395
5.63%, 04/01/25		36	38,252
5.13%, 12/15/26(b)		70	71,234
Series P, 7.60%, 09/15/39		15	15,675
Series U, 7.65%, 03/15/42		32	33,520
Cincinnati Bell, Inc.(b):
7.00%, 07/15/24		30	31,462
8.00%, 10/15/25		15	15,900
Frontier Communications Corp., 8.00%, 04/01/27(b)		167	174,515
Intelsat Jackson Holdings SA:
5.50%, 08/01/23		30	25,771
9.75%, 07/15/25(b)		103	95,275
Level 3 Financing, Inc.:
5.38%, 05/01/25		6	6,210
5.25%, 03/15/26		21	21,840
4.63%, 09/15/27(b)		21	21,500
Qualitytech LP, 4.75%, 11/15/25(b)		18	18,653

102	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock High Yield Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Diversified Telecommunication Services (continued)
Qwest Corp., 6.75%, 12/01/21	USD	10	$10,767
Sprint Capital Corp.:
6.88%, 11/15/28		92	99,130
8.75%, 03/15/32		58	70,397
Telecom Italia Capital SA:
6.38%, 11/15/33		37	41,070
6.00%, 09/30/34		50	53,625
7.20%, 07/18/36		2	2,370
7.72%, 06/04/38		5	6,150
Telesat Canada(b):
4.88%, 06/01/27		38	38,665
6.50%, 10/15/27		2	2,085
Virgin Media Finance plc, 5.75%, 01/15/25(b)		200	205,750

			1,853,470

Electric Utilities — 0.5%(b)
NextEra Energy Operating Partners LP:
4.25%, 07/15/24		49	51,021
4.25%, 09/15/24		14	14,560
4.50%, 09/15/27		17	17,723
Vistra Operations Co. LLC:
3.55%, 07/15/24		25	25,325
4.30%, 07/15/29		47	47,949

			156,578

Electrical Equipment — 0.3%(b)
Sensata Technologies BV:
5.63%, 11/01/24		13	14,462
5.00%, 10/01/25		40	43,450
Vertiv Group Corp., 9.25%, 10/15/24		42	45,150

			103,062

Electronic Equipment, Instruments & Components — 0.5%
APX Group, Inc.:
8.75%, 12/01/20		23	23,000
7.88%, 12/01/22		25	25,219
8.50%, 11/01/24(b)		4	4,120
CDW LLC:
5.50%, 12/01/24		20	22,200
5.00%, 09/01/25		60	62,700
4.25%, 04/01/28		7	7,341
Sensata Technologies, Inc., 4.38%, 02/15/30(b)		16	16,311

			160,891

Energy Equipment & Services — 1.2%
Apergy Corp., 6.38%, 05/01/26		22	23,210
Archrock Partners LP, 6.88%, 04/01/27(b)		21	22,208
Nabors Industries, Inc.:
4.63%, 09/15/21		19	18,881
5.50%, 01/15/23		5	4,800
Noble Holding International Ltd., 7.88%, 02/01/26(b)		13	9,425
Pacific Drilling SA, 8.38%, 10/01/23(b)		54	49,275
Rowan Cos., Inc., 4.88%, 06/01/22		56	40,880
Tervita Corp., 7.63%, 12/01/21(b)		32	32,200
Transocean, Inc.:
6.50%, 11/15/20		3	3,060
9.00%, 07/15/23(b)		73	77,106
USA Compression Partners LP:
6.88%, 04/01/26		49	51,450
6.88%, 09/01/27		29	30,206
Valaris plc, 4.70%, 03/15/21		2	1,683

			364,384

Entertainment — 0.7%
Lions Gate Capital Holdings LLC(b):
6.38%, 02/01/24		3	3,135

Security	Par (000)		Value

Entertainment (continued)
5.88%, 11/01/24	USD	14	$14,070
Live Nation Entertainment, Inc.(b):
4.88%, 11/01/24		3	3,105
4.75%, 10/15/27		18	18,630
Netflix, Inc.:
4.88%, 04/15/28		7	7,271
5.88%, 11/15/28		67	74,274
5.38%, 11/15/29(b)		41	43,664
4.88%, 06/15/30(b)		44	44,687

			208,836

Equity Real Estate Investment Trusts (REITs) — 3.3%
Brookfield Property REIT,Inc., 5.75%, 05/15/26(b)		26	27,430
GLP Capital LP:
3.35%, 09/01/24		15	15,311
5.25%, 06/01/25		13	14,269
5.38%, 04/15/26		11	12,159
4.00%, 01/15/30		50	51,035
Iron Mountain, Inc.(b):
4.88%, 09/15/27		22	22,715
4.88%, 09/15/29		27	27,427
iStar,Inc., 5.25%, 09/15/22		11	11,289
MGM Growth Properties Operating Partnership LP:
5.63%, 05/01/24		83	90,780
4.50%, 09/01/26		67	70,517
5.75%, 02/01/27(b)		27	30,105
4.50%, 01/15/28		37	38,573
MPT Operating Partnership LP:
5.00%, 10/15/27		103	109,180
4.63%, 08/01/29		50	51,500
Ryman Hospitality Properties, Inc., 4.75%, 10/15/27(b)		62	64,015
SBA Communications Corp.:
4.00%, 10/01/22		32	32,600
4.88%, 09/01/24		120	124,500
VICI Properties 1 LLC, 8.00%, 10/15/23		17	18,837
VICI Properties LP(b):
4.25%, 12/01/26		116	119,480
4.63%, 12/01/29		83	86,527

			1,018,249

Food & Staples Retailing — 0.3%
Albertsons Cos., Inc.:
5.75%, 03/15/25		30	31,050
4.63%, 01/15/27(b)		37	36,956
5.88%, 02/15/28(b)		36	38,250

			106,256

Food Products — 1.6%(b)
Chobani LLC, 7.50%, 04/15/25		57	57,285
Darling Ingredients, Inc., 5.25%, 04/15/27		11	11,701
JBS USA LUX SA:
5.88%, 07/15/24		32	32,910
5.75%, 06/15/25		89	92,226
6.75%, 02/15/28		58	64,145
6.50%, 04/15/29		62	68,899
5.50%, 01/15/30		48	51,557
Post Holdings, Inc.:
5.50%, 03/01/25		19	19,902
5.75%, 03/01/27		26	27,885
5.63%, 01/15/28		16	17,240
5.50%, 12/15/29		19	20,260
Simmons Foods, Inc., 7.75%, 01/15/24		25	26,938

			490,948

SCHEDULES OF INVESTMENTS	103

Schedule of Investments (continued) December 31, 2019	BlackRock High Yield Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Gas Utilities — 0.1%
Superior Plus LP, 7.00%, 07/15/26(b)	USD 31	$33,286

Health Care Equipment & Supplies — 0.9%
Hill-Rom Holdings, Inc., 4.38%, 09/15/27(b)	9	9,259
Hologic, Inc.(b):
4.38%, 10/15/25	18	18,585
4.63%, 02/01/28	12	12,720
Immucor, Inc., 11.13%, 02/15/22(b)	8	7,980
Ortho-Clinical Diagnostics, Inc., 6.63%, 05/15/22(b)	199	197,756
Teleflex, Inc.:
4.88%, 06/01/26	25	26,125
4.63%, 11/15/27	2	2,120

		274,545

Health Care Providers & Services — 5.0%
Acadia Healthcare Co., Inc., 5.13%, 07/01/22	21	21,157
AHP Health Partners, Inc., 9.75%, 07/15/26(b)	26	28,567
Centene Corp.(b):
5.38%, 06/01/26	32	33,960
4.25%, 12/15/27	61	62,754
4.63%, 12/15/29	154	161,908
Community Health Systems, Inc.(b):
8.63%, 01/15/24	60	63,600
8.00%, 03/15/26	65	66,950
Eagle Holding Co. II LLC(b)(f):
7.63%, (7.63% Cash or 8.38% PIK), 05/15/22	10	10,157
7.75%, (7.75% Cash or 8.50% PIK), 05/15/22	33	33,508
Envision Healthcare Corp., 8.75%, 10/15/26(b)	20	12,400
HCA, Inc.:
5.38%, 02/01/25	68	75,196
5.38%, 09/01/26	20	22,275
5.63%, 09/01/28	76	86,610
5.88%, 02/01/29	74	85,563
MEDNAX, Inc.(b):
5.25%, 12/01/23	15	15,337
6.25%, 01/15/27	51	52,275
Molina Healthcare, Inc.:
5.38%, 11/15/22(g)	20	21,260
4.88%, 06/15/25(b)	9	9,247
NVA Holdings, Inc., 6.88%, 04/01/26(b)	14	15,138
Polaris Intermediate Corp., 8.50%, (8.50% Cash or 9.25% PIK), 12/01/22(b)(f)	40	36,940
Surgery Center Holdings, Inc.(b):
6.75%, 07/01/25	44	44,000
10.00%, 04/15/27	26	28,535
Team Health Holdings, Inc., 6.38%, 02/01/25(b)	9	6,008
Tenet Healthcare Corp.:
8.13%, 04/01/22	60	66,375
4.63%, 07/15/24	54	55,283
4.63%, 09/01/24(b)	34	35,448
4.88%, 01/01/26(b)	132	138,257
6.25%, 02/01/27(b)	30	32,287
5.13%, 11/01/27(b)	87	91,894
Vizient, Inc., 6.25%, 05/15/27(b)	36	38,520
WellCare Health Plans, Inc.:
5.25%, 04/01/25	29	30,160
5.38%, 08/15/26(b)	45	47,925

		1,529,494

Hotels, Restaurants & Leisure — 4.8%
1011778 BC ULC(b):
5.00%, 10/15/25	123	126,997
3.88%, 01/15/28	42	42,105

Security	Par (000)	Value

Hotels, Restaurants & Leisure (continued)
4.38%, 01/15/28	USD 44	$44,110
Boyne USA, Inc., 7.25%, 05/01/25(b)	13	14,137
Cedar Fair LP, 5.25%, 07/15/29(b)	44	47,410
Churchill Downs, Inc.(b):
5.50%, 04/01/27	76	80,560
4.75%, 01/15/28	36	37,170
Eldorado Resorts, Inc., 6.00%, 09/15/26	12	13,215
Golden Nugget, Inc., 6.75%, 10/15/24(b)	112	115,920
Hilton Domestic Operating Co., Inc.:
5.13%, 05/01/26	31	32,628
4.88%, 01/15/30	119	126,069
Hilton Worldwide Finance LLC, 4.88%, 04/01/27	20	21,250
IRB Holding Corp., 6.75%, 02/15/26(b)	6	6,285
KFC Holding Co.(b):
5.25%, 06/01/26	32	33,760
4.75%, 06/01/27	2	2,105
Marriott Ownership Resorts, Inc., 6.50%, 09/15/26	2	2,177
MGM Resorts International:
7.75%, 03/15/22	42	46,987
6.00%, 03/15/23	25	27,438
5.75%, 06/15/25	5	5,600
4.63%, 09/01/26	2	2,120
Sabre GLBL, Inc.(b):
5.38%, 04/15/23	11	11,269
5.25%, 11/15/23	19	19,499
Scientific Games International, Inc.(b):
5.00%, 10/15/25	124	129,735
8.25%, 03/15/26	71	78,278
7.00%, 05/15/28	26	27,885
7.25%, 11/15/29	34	36,890
Six Flags Entertainment Corp., 5.50%, 04/15/27(b)	51	54,379
Station Casinos LLC, 5.00%, 10/01/25(b)	35	35,613
Viking Cruises Ltd., 5.88%, 09/15/27(b)	84	89,775
Wyndham Destinations,Inc., 5.75%, 04/01/27(g)	8	8,680
Wyndham Hotels &Resorts, Inc., 5.38%, 04/15/26(b)	19	20,045
Wynn Las Vegas LLC, 5.25%, 05/15/27(b)	26	27,625
Wynn Resorts Finance LLC, 5.13%, 10/01/29(b)	47	50,408
Yum! Brands, Inc.:
3.88%, 11/01/23	2	2,060
4.75%, 01/15/30(b)	37	38,757
5.35%, 11/01/43	2	1,980

		1,460,921

Household Durables — 0.9%
Brookfield Residential Properties, Inc., 6.25%, 09/15/27(b)	26	27,430
Installed Building Products, Inc., 5.75%, 02/01/28(b)	13	13,894
Lennar Corp.:
6.63%, 05/01/20	6	6,083
5.25%, 06/01/26	14	15,330
4.75%, 11/29/27	47	50,642
Mattamy Group Corp., 5.25%, 12/15/27(b)	14	14,560
MDC Holdings, Inc., 6.00%, 01/15/43	10	10,400
Meritage Homes Corp., 5.13%, 06/06/27	4	4,270
PulteGroup, Inc.:
6.38%, 05/15/33	30	35,025
6.00%, 02/15/35	6	6,690
Taylor Morrison Communities, Inc., 5.88%, 06/15/27(b)	25	27,500

104	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock High Yield Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Household Durables (continued)
Tempur Sealy International, Inc., 5.50%, 06/15/26	USD 2	$2,107
TRI Pointe Group, Inc., 4.88%, 07/01/21	13	13,325
Williams Scotsman International, Inc.(b):
7.88%, 12/15/22	12	12,510
6.88%, 08/15/23	36	37,890

		277,656

Household Products — 0.2%(b)
Energizer Holdings, Inc.:
6.38%, 07/15/26	6	6,390
7.75%, 01/15/27	26	29,056
Spectrum Brands, Inc., 5.00%, 10/01/29	19	19,618

		55,064

Independent Power and Renewable Electricity Producers — 1.8%
Calpine Corp.:
5.50%, 02/01/24	9	9,135
5.75%, 01/15/25	45	46,181
5.25%, 06/01/26(b)	54	56,228
4.50%, 02/15/28(b)	54	54,479
5.13%, 03/15/28(b)	122	124,525
Clearway Energy Operating LLC:
5.75%, 10/15/25	12	12,630
4.75%, 03/15/28(b)	29	29,399
NRG Energy,Inc.:
3.75%, 06/15/24(b)	13	13,443
6.63%, 01/15/27	55	59,675
5.75%, 01/15/28	3	3,255
4.45%, 06/15/29(b)	46	48,189
5.25%, 06/15/29(b)	63	68,119
Pattern Energy Group, Inc., 5.88%, 02/01/24(b)	24	24,690
Talen Energy Supply LLC:
6.50%, 06/01/25	4	3,414
10.50%, 01/15/26(b)	4	3,805

		557,167

Insurance — 1.1%(b)
Acrisure LLC, 8.13%, 02/15/24	28	30,450
Alliant Holdings Intermediate LLC, 6.75%, 10/15/27	96	102,811
AmWINS Group, Inc., 7.75%, 07/01/26	34	37,574
GTCR AP Finance, Inc., 8.00%, 05/15/27	23	23,920
HUB International Ltd., 7.00%, 05/01/26	119	125,843
NFP Corp., 8.00%, 07/15/25	9	9,180

		329,778

Interactive Media & Services — 0.1%(b)
Rackspace Hosting, Inc., 8.63%, 11/15/24	17	16,617
Twitter,Inc., 3.88%, 12/15/27	12	11,994

		28,611

Internet & Direct Marketing Retail — 0.1%
Go Daddy Operating Co. LLC, 5.25%, 12/01/27(b)	21	22,102

IT Services — 1.9%
Banff Merger Sub, Inc., 9.75%, 09/01/26(b)	162	164,025
Booz Allen Hamilton, Inc., 5.13%, 05/01/25(b)	67	68,842
Gartner,Inc., 5.13%, 04/01/25(b)	22	22,907
Tempo Acquisition LLC, 6.75%, 06/01/25(b)	83	85,698
WEX, Inc., 4.75%, 02/01/23(b)	16	16,120
Zayo Group LLC:
6.00%, 04/01/23	35	35,787
6.38%, 05/15/25	25	25,771
5.75%, 01/15/27(b)	150	152,438

		571,588

Security	Par (000)	Value

Leisure Products — 0.4%
Mattel, Inc.(b):
6.75%, 12/31/25	USD 80	$85,984
5.88%, 12/15/27	30	31,613

		117,597

Life Sciences Tools & Services — 1.2%(b)
Avantor,Inc.:
6.00%, 10/01/24	178	189,789
9.00%, 10/01/25	92	102,813
Charles River Laboratories International, Inc.:
5.50%, 04/01/26	36	38,700
4.25%, 05/01/28	28	28,525

		359,827

Machinery — 1.4%(b)
Amsted Industries, Inc., 5.63%, 07/01/27	15	15,900
Colfax Corp.:
6.00%, 02/15/24	43	45,687
6.38%, 02/15/26	23	25,070
Grinding Media, Inc., 7.38%, 12/15/23	28	28,525
Manitowoc Co., Inc. (The), 9.00%, 04/01/26	12	12,570
Mueller Water Products, Inc., 5.50%, 06/15/26	38	40,043
Navistar International Corp., 6.63%, 11/01/25	35	35,656
RBS Global, Inc., 4.88%, 12/15/25	74	76,405
SPX FLOW, Inc., 5.63%, 08/15/24	29	30,196
Stevens Holding Co., Inc., 6.13%, 10/01/26	20	21,850
Terex Corp., 5.63%, 02/01/25	18	18,585
Titan Acquisition Ltd., 7.75%, 04/15/26	62	61,380
Wabash National Corp., 5.50%, 10/01/25	23	23,000

		434,867

Media — 7.8%
Altice Financing SA, 7.50%, 05/15/26(b)	200	215,000
Altice Luxembourg SA(b):
7.63%, 02/15/25	200	207,750
10.50%, 05/15/27	200	228,010
AMC Networks, Inc.:
5.00%, 04/01/24	2	2,040
4.75%, 08/01/25	30	30,112
Clear Channel Worldwide Holdings, Inc.(b):
9.25%, 02/15/24	94	104,105
5.13%, 08/15/27	167	173,897
CSC Holdings LLC:
6.75%, 11/15/21	164	176,505
5.25%, 06/01/24	9	9,697
5.38%, 02/01/28(b)	200	213,250
6.50%, 02/01/29(b)	200	223,000
Diamond Sports Group LLC, 5.38%, 08/15/26(b)	60	60,693
DISH DBS Corp.:
6.75%, 06/01/21	11	11,577
5.88%, 07/15/22	160	169,600
5.00%, 03/15/23	23	23,595
5.88%, 11/15/24	6	6,131
Entercom Media Corp., 6.50%, 05/01/27(b)	30	32,100
GCI LLC, 6.63%, 06/15/24(b)	15	16,238
iHeartCommunications, Inc.:
6.38%, 05/01/26	34	37,379
5.25%, 08/15/27(b)	9	9,417
4.75%, 01/15/28(b)	12	12,300
Meredith Corp., 6.88%, 02/01/26	4	4,159
Midcontinent Communications, 5.38%, 08/15/27(b)	16	16,920
Outfront Media Capital LLC(b):
5.00%, 08/15/27	50	52,375
4.63%, 03/15/30	27	27,473

SCHEDULES OF INVESTMENTS	105

Schedule of Investments (continued) December 31, 2019	BlackRock High Yield Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
Radiate Holdco LLC(b):
6.88%, 02/15/23	USD 6	$6,105
6.63%, 02/15/25	16	16,160
Sirius XM Radio, Inc.(b):
4.63%, 07/15/24	14	14,700
5.00%, 08/01/27	74	78,070
5.50%, 07/01/29	54	58,387
TEGNA, Inc., 5.50%, 09/15/24(b)	8	8,280
Terrier Media Buyer,Inc., 8.88%, 12/15/27(b)	45	47,588
Univision Communications, Inc.(b):
6.75%, 09/15/22	1	1,014
5.13%, 05/15/23	21	20,947
5.13%, 02/15/25	25	24,719
Videotron Ltd., 5.13%, 04/15/27(b)	44	47,080
WMG Acquisition Corp., 5.50%, 04/15/26(b)	12	12,630

		2,399,003

Metals & Mining — 3.0%
Allegheny Technologies, Inc., 5.88%, 12/01/27	29	30,450
Big River Steel LLC, 7.25%, 09/01/25(b)	26	27,430
Constellium SE, 5.88%, 02/15/26(b)	250	264,375
Freeport-McMoRan, Inc.:
3.55%, 03/01/22	50	50,625
3.88%, 03/15/23	118	120,151
5.00%, 09/01/27	9	9,450
5.25%, 09/01/29	15	16,070
5.45%, 03/15/43	153	158,355
Kaiser Aluminum Corp., 4.63%, 03/01/28(b)	14	14,364
New Gold, Inc., 6.25%, 11/15/22(b)	39	38,817
Novelis Corp.(b):
6.25%, 08/15/24	100	104,875
5.88%, 09/30/26	83	88,321

		923,283

Mortgage Real Estate Investment Trusts (REITs) — 0.0%
Starwood Property Trust, Inc., 5.00%, 12/15/21	12	12,450

Oil, Gas & Consumable Fuels — 7.2%
Antero Midstream Partners LP, 5.38%, 09/15/24	5	4,637
Antero Resources Corp., 5.38%, 11/01/21	15	14,283
Ascent Resources Utica Holdings LLC, 10.00%, 04/01/22(b)	30	29,839
Berry Petroleum Co. LLC, 7.00%, 02/15/26(b)	12	11,115
Callon Petroleum Co.:
6.13%, 10/01/24	23	23,436
6.38%, 07/01/26	29	29,423
Carrizo Oil & Gas, Inc.:
6.25%, 04/15/23	24	24,356
8.25%, 07/15/25	23	23,518
Centennial Resource Production LLC, 6.88%, 04/01/27(b)	22	22,880
Cheniere Energy Partners LP:
5.63%, 10/01/26	51	53,932
4.50%, 10/01/29(b)	60	61,656
Chesapeake Energy Corp.:
6.63%, 08/15/20	28	27,720
4.88%, 04/15/22	58	45,820
5.75%, 03/15/23	24	16,245
11.50%, 01/01/25(b)	50	47,250
CNX Resources Corp., 5.88%, 04/15/22	81	81,057
Comstock Resources, Inc., 9.75%, 08/15/26	20	18,150
CONSOL Energy, Inc., 11.00%, 11/15/25(b)	66	56,224
Covey Park Energy LLC, 7.50%, 05/15/25(b)	27	23,220
Crestwood Midstream Partners LP, 5.63%, 05/01/27(b)	42	42,577
CrownRock LP, 5.63%, 10/15/25(b)	90	91,800

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
DCP Midstream Operating LP:
5.38%, 07/15/25	USD 10	$10,875
5.13%, 05/15/29	11	11,412
6.45%, 11/03/36(b)	17	17,850
6.75%, 09/15/37(b)	29	30,450
Denbury Resources, Inc.(b):
9.00%, 05/15/21	37	35,797
9.25%, 03/31/22	5	4,713
Endeavor Energy Resources LP(b):
5.50%, 01/30/26	56	57,820
5.75%, 01/30/28	44	46,255
EnLink Midstream LLC, 5.38%, 06/01/29	8	7,520
EnLink Midstream Partners LP:
4.40%, 04/01/24	22	21,342
4.85%, 07/15/26	2	1,875
5.60%, 04/01/44	18	14,580
5.05%, 04/01/45	3	2,370
Extraction Oil & Gas, Inc.(b):
7.38%, 05/15/24	46	28,750
5.63%, 02/01/26	38	22,800
Genesis Energy LP:
6.00%, 05/15/23	8	7,920
5.63%, 06/15/24	5	4,825
6.50%, 10/01/25	11	10,643
6.25%, 05/15/26	9	8,595
Great Western Petroleum LLC, 9.00%, 09/30/21(b)	49	43,794
Hess Midstream Operations LP(b):
5.63%, 02/15/26	19	19,777
5.13%, 06/15/28	14	14,175
Indigo Natural Resources LLC, 6.88%, 02/15/26(b)	29	27,260
Matador Resources Co., 5.88%, 09/15/26	36	36,090
MEG Energy Corp.(b):
6.38%, 01/30/23	25	25,062
7.00%, 03/31/24	7	7,044
6.50%, 01/15/25	70	72,807
Murphy Oil Corp.:
5.75%, 08/15/25	12	12,551
5.88%, 12/01/27	15	15,750
5.87%, 12/01/42(g)	9	8,280
NGPL PipeCo LLC, 7.77%, 12/15/37(b)	25	32,280
NuStar Logistics LP, 6.00%, 06/01/26	18	19,035
Parkland Fuel Corp., 5.88%, 07/15/27(b)	23	24,733
Parsley Energy LLC(b):
6.25%, 06/01/24	15	15,600
5.38%, 01/15/25	42	43,260
5.25%, 08/15/25	6	6,165
5.63%, 10/15/27	15	15,863
PBF Holding Co. LLC, 7.25%, 06/15/25	11	11,743
PDC Energy, Inc.:
1.13%, 09/15/21(h)	2	1,878
6.13%, 09/15/24	2	2,025
5.75%, 05/15/26	17	16,957
QEP Resources, Inc.:
6.88%, 03/01/21	5	5,175
5.38%, 10/01/22	41	41,205
5.25%, 05/01/23	7	6,930
5.63%, 03/01/26	23	22,431
Range Resources Corp.:
5.75%, 06/01/21	34	33,915
5.88%, 07/01/22	6	5,955
5.00%, 08/15/22	8	7,840
SM Energy Co.:
1.50%, 07/01/21(h)	23	21,774

106	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock High Yield Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
6.13%, 11/15/22	USD	41	$41,410
5.63%, 06/01/25		4	3,797
6.75%, 09/15/26		10	9,800
6.63%, 01/15/27		4	3,931
Southwestern Energy Co.:
6.20%, 01/23/25(g)		3	2,752
7.75%, 10/01/27		2	1,852
SRC Energy,Inc., 6.25%, 12/01/25		4	4,030
Sunoco LP:
5.50%, 02/15/26		3	3,112
6.00%, 04/15/27		13	13,878
5.88%, 03/15/28		2	2,124
Tallgrass Energy Partners LP(b):
4.75%, 10/01/23		14	13,965
5.50%, 09/15/24		38	38,190
5.50%, 01/15/28		9	8,820
Targa Resources Partners LP:
5.13%, 02/01/25		27	28,012
5.88%, 04/15/26		23	24,438
6.50%, 07/15/27(b)		38	41,610
5.00%, 01/15/28		9	9,180
6.88%, 01/15/29(b)		79	87,690
5.50%, 03/01/30(b)		34	34,935
TerraForm Power Operating LLC(b):
4.25%, 01/31/23		19	19,560
5.00%, 01/31/28		28	29,605
4.75%, 01/15/30		30	30,525
Viper Energy Partners LP, 5.38%, 11/01/27(b)		11	11,440
WPX Energy,Inc.:
8.25%, 08/01/23		9	10,350
5.25%, 09/15/24		9	9,562
5.75%, 06/01/26		11	11,743
5.25%, 10/15/27		7	7,385

			2,216,580

Paper & Forest Products — 0.1%
Norbord, Inc., 6.25%, 04/15/23(b)		22	23,540

Pharmaceuticals — 2.5%
Bausch Health Americas, Inc.(b):
9.25%, 04/01/26		23	26,418
8.50%, 01/31/27		63	71,744
Bausch Health Cos., Inc.(b):
5.88%, 05/15/23		13	13,114
7.00%, 03/15/24		13	13,520
6.13%, 04/15/25		48	49,595
5.50%, 11/01/25		108	112,860
9.00%, 12/15/25		31	35,253
5.75%, 08/15/27		33	35,805
7.00%, 01/15/28		38	41,945
5.00%, 01/30/28		57	58,504
7.25%, 05/30/29		44	50,270
5.25%, 01/30/30		56	58,072
Catalent Pharma Solutions, Inc.(b):
4.88%, 01/15/26		35	36,225
5.00%, 07/15/27		46	48,185
Elanco Animal Health, Inc., 4.90%, 08/28/28		25	27,205
Par Pharmaceutical, Inc., 7.50%, 04/01/27(b)		76	75,620

			754,335

Professional Services — 1.1%(b)
ASGN, Inc., 4.63%, 05/15/28		25	25,697
Dun & Bradstreet Corp. (The):
6.88%, 08/15/26		79	87,196
10.25%, 02/15/27		65	74,750

Security	Par (000)		Value

Professional Services (continued)
Jaguar Holding Co. II, 6.38%, 08/01/23	USD	153	$157,925

			345,568

Real Estate Management & Development — 0.3%
Five Point Operating Co. LP, 7.88%, 11/15/25(b)		23	23,168
Greystar Real Estate Partners LLC, 5.75%, 12/01/25(b)		26	26,975
Howard Hughes Corp. (The), 5.38%, 03/15/25(b)		25	26,063
Newmark Group, Inc., 6.13%, 11/15/23		10	11,028

			87,234

Road & Rail — 0.4%(b)
Capitol Investment Merger Sub 2 LLC, 10.00%, 08/01/24		25	25,937
Hertz Corp. (The):
7.63%, 06/01/22		14	14,560
6.00%, 01/15/28		30	30,000
Uber Technologies, Inc.:
7.50%, 11/01/23		25	26,125
8.00%, 11/01/26		17	17,723
7.50%, 09/15/27		14	14,363

			128,708

Semiconductors & Semiconductor Equipment — 0.2%
Advanced Micro Devices, Inc., 7.50%, 08/15/22		10	11,262
Entegris, Inc., 4.63%, 02/10/26(b)		20	20,700
Qorvo, Inc.:
5.50%, 07/15/26		19	20,235
4.38%, 10/15/29(b)		8	8,380

			60,577

Software — 4.6%
ACI Worldwide, Inc., 5.75%, 08/15/26(b)		76	81,890
Ascend Learning LLC:
6.88%, 08/01/25(b)		79	82,950
Camelot Finance SA, 4.50%, 11/01/26(b)		63	64,732
CDK Global, Inc.:
4.88%, 06/01/27		65	68,656
5.25%, 05/15/29(b)		21	22,523
Change Healthcare Holdings LLC, 5.75%, 03/01/25(b)		79	81,172
Fair Isaac Corp., 4.00%, 06/15/28(b)		15	15,113
Genesys Telecommunications Laboratories, Inc., 10.00%, 11/30/24(b)		96	103,800
Infor US, Inc., 6.50%, 05/15/22		218	221,270
Informatica LLC, 7.13%, 07/15/23(b)		98	99,470
Nuance Communications, Inc., 5.63%, 12/15/26		29	30,906
PTC, Inc., 6.00%, 05/15/24		6	6,263
RP Crown Parent LLC, 7.38%, 10/15/24(b)		62	64,403
Solera LLC, 10.50%, 03/01/24(b)		204	216,456
Sophia LP, 9.00%, 09/30/23(b)		26	26,715
SS&C Technologies, Inc., 5.50%, 09/30/27(b)		116	123,830
TIBCO Software, Inc., 11.38%, 12/01/21(b)		94	97,412

			1,407,561

Specialty Retail — 0.9%
Asbury Automotive Group, Inc., 6.00%, 12/15/24		23	23,747
Group 1 Automotive, Inc.:
5.00%, 06/01/22(g)		5	5,069
5.25%, 12/15/23(b)		4	4,110
L Brands, Inc.:
6.88%, 11/01/35		43	38,485
6.75%, 07/01/36		5	4,387
Murphy Oil USA, Inc., 4.75%, 09/15/29		15	15,841
Penske Automotive Group, Inc., 5.50%, 05/15/26		12	12,570

SCHEDULES OF INVESTMENTS	107

Schedule of Investments (continued) December 31, 2019	BlackRock High Yield Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Specialty Retail (continued)
PetSmart, Inc.(b):
7.13%, 03/15/23	USD	5	$4,900
5.88%, 06/01/25		36	36,675
SRS Distribution, Inc., 8.25%, 07/01/26(b)		39	40,268
Staples, Inc., 7.50%, 04/15/26(b)		94	97,525

			283,577

Technology Hardware, Storage & Peripherals — 0.6%
Dell International LLC, 7.13%, 06/15/24(b)		53	55,915
NCR Corp.(b):
5.75%, 09/01/27		20	21,300
6.13%, 09/01/29		28	30,383
Western Digital Corp., 4.75%, 02/15/26		57	59,423
Xerox Corp., 4.80%, 03/01/35		18	16,607

			183,628

Textiles, Apparel & Luxury Goods — 0.1%
William Carter Co. (The), 5.63%, 03/15/27(b)		15	16,125

Thrifts & Mortgage Finance — 0.3%(b)
Ladder Capital Finance Holdings LLLP, 5.25%, 10/01/25		27	28,012
Nationstar Mortgage Holdings, Inc.:
8.13%, 07/15/23		25	26,463
9.13%, 07/15/26		38	42,085

			96,560

Trading Companies & Distributors — 1.4%
Beacon Roofing Supply,Inc.(b):
4.88%, 11/01/25		5	5,025
4.50%, 11/15/26		8	8,240
Flexi-Van Leasing, Inc., 10.00%, 02/15/23(b)		15	14,212
Fortress Transportation & Infrastructure
Investors LLC(b):
6.75%, 03/15/22		8	8,340
6.50%, 10/01/25		8	8,444
HD Supply,Inc., 5.38%, 10/15/26(b)		208	220,480
Herc Holdings, Inc., 5.50%, 07/15/27(b)		37	38,943
United Rentals North America, Inc.:
5.50%, 07/15/25		8	8,312
4.63%, 10/15/25		43	44,208
5.88%, 09/15/26		4	4,291
5.50%, 05/15/27		25	26,782
3.88%, 11/15/27		22	22,461
4.88%, 01/15/28		15	15,619

			425,357

Wireless Telecommunication Services — 1.9%
Connect Finco SARL, 6.75%, 10/01/26(b)		209	222,585
Gogo Intermediate Holdings LLC, 9.88%, 05/01/24(b)		53	55,981
Hughes Satellite Systems Corp., 5.25%, 08/01/26		15	16,462
Sprint Corp.:
7.88%, 09/15/23		35	38,617
7.13%, 06/15/24		36	38,835
7.63%, 02/15/25		35	38,407
7.63%, 03/01/26		36	39,701
T-Mobile USA, Inc.:
4.00%, 04/15/22		10	10,237
6.50%, 01/15/26		18	19,300
4.50%, 02/01/26		57	58,425
4.75%, 02/01/28		33	34,578

Security	Par (000)		Value

Wireless Telecommunication Services (continued)
Xplornet Communications, Inc., 9.63%, (9.63% Cash or 10.63% PIK), 06/01/22(b)(f)	USD	14	$13,622

			586,750

Total Corporate Bonds — 86.5% (Cost: $25,568,110)			26,545,910

Floating Rate Loan Interests — 9.0%(i)

Aerospace & Defense — 0.1%
Atlantic Aviation FBO, Inc., Term Loan B, (LIBOR USD 1 Month +3.75%), 5.55%, 12/06/25		5	5,003
Sequa Mezzanine Holdings LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 5.00%), 6.90%, 11/28/21		20	19,494

			24,497

Auto Components — 0.1%
Panther BF Aggregator 2 LP, Term Loan B, (LIBOR USD 1 Month + 3.50%), 5.30%, 04/30/26		30	30,202

Building Products — 0.0%
CPG International, Inc., Term Loan, (LIBOR USD 3 Month + 3.75%), 5.93%, 05/05/24		10	10,475

Capital Markets — 0.1%
Jefferies Finance LLC, Term Loan, (LIBOR USD 1 Month +3.75%), 5.50%, 06/03/26		18	17,850

Chemicals — 0.3%
Alpha 3 BV, Term Loan, (LIBOR USD 3 Month + 3.00%), 4.94%, 01/31/24		52	52,280
Ascend Performance Materials LLC, Term Loan B, (LIBOR USD 1 Month + 5.25%), 7.19%, 08/14/26(j)		39	39,194
Invictus Co., Term Loan B26, (LIBOR USD 3 Month + 6.75%), 8.68%, 03/30/26		5	4,869
Momentive Performance Materials, Inc., Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.05%, 05/15/24		8	7,523

			103,866

Commercial Services & Supplies — 0.7%
Brand Energy &Infrastructure Services, Inc., Term Loan, 06/21/24(k)		154	152,984
Diamond (BC) BV,Term Loan, (LIBOR USD 3 Month + 3.00%), 4.93%, 09/06/24		19	18,469
GFL Environmental, Inc., Term Loan B, (LIBOR USD 1 Month + 3.00%), 4.80%, 05/30/25		28	27,604

			199,057

Construction & Engineering — 0.1%
SRS Distribution, Inc., Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.05%, 05/23/25		30	29,453

Containers & Packaging — 0.1%
BWAY Holding Co., Term Loan, (LIBOR USD 3 Month + 3.25%), 5.23%, 04/03/24		16	15,808
Charter NEX US, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month +3.50%), 5.30%, 05/16/24		8	8,000

			23,808

Diversified Consumer Services — 0.1%
TierPoint LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 5.55%, 05/06/24		14	13,369

108	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock High Yield Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Diversified Financial Services — 0.1%
Sotheby’s, Inc.,Term Loan B, (LIBOR USD 1 Month + 5.50%), 7.24%, 01/15/27	USD	11	$11,077
Triton Bidco, Term Loan B, (LIBOR USD 6 Month + 4.50%), 0.00%, 09/23/26		23	22,994
WP CPP Holdings, Term Loan B, (LIBOR USD 3 Month + 3.75%), 5.46% - 5.68%, 03/16/25		6	5,888

			39,959

Diversified Telecommunication Services — 0.4%
Altice France SA, Term Loan, (LIBOR USD 1 Month + 4.00%), 5.74%, 08/14/26		23	23,377
CenturyLink, Inc., Term Loan, (LIBOR USD 1 Month + 2.75%), 4.55%, 01/31/25		74	74,165
Iridium Satellite LLC, Term Loan, (LIBOR USD 1 Month +3.75%), 5.55%, 11/04/26		12	12,142
Telesat Canada, Term Loan, (LIBOR USD 6 Month + 2.75%), 4.63%, 12/07/26		5	5,015

			114,699

Energy Equipment & Services — 0.3%
McDermott International, Inc., Term Loan, 10/21/21(k)		23	23,329
Pioneer Energy Services Corp., Term Loan, (LIBOR USD 1 Month + 7.75%), 9.55%, 11/08/22(j)		80	76,800

			100,129

Entertainment — 0.0%
Renaissance Learning, Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 5.05%, 05/24/25		7	7,020

Food & Staples Retailing — 0.0%
US Foods, Inc., Term Loan B, (LIBOR USD 1 Month + 2.00%), 3.80%, 08/14/26		6	6,006

Food Products — 0.0%
Aramark Services, Inc., Term Loan, 01/27/27(k)		5	5,023

Health Care Equipment & Supplies — 0.3%
Immucor, Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 5.00%), 6.94%, 06/15/21		76	76,123

Health Care Providers & Services — 0.6%
AHP Health Partners, Inc., Term Loan, (LIBOR USD 1 Month + 4.50%), 6.30%, 06/30/25		14	13,880
Azalea TopCo, Inc., Term Loan, (LIBOR USD 1 Month + 3.50%), 5.30%, 07/24/26		33	33,072
Envision Healthcare Corp., Term Loan, (LIBOR USD 1 Month + 3.75%), 5.55%, 10/10/25		91	77,263
Gentiva Health Services, Inc., Term Loan U, (LIBOR USD 1 Month + 3.75%), 5.56%, 07/02/25		25	25,075
Quorum Health Corp., 1st Lien Term Loan, (LIBOR USD 3 Month + 6.75%), 8.68%, 04/29/22		19	18,257
WIRB-Copernicus Group, Inc., Term Loan, 12/11/26(k)		18	18,000

			185,547

Health Care Technology — 0.2%
Athenahealth, Inc., Term Loan B, (LIBOR USD 3 Month + 4.50%), 6.40%, 02/05/26		73	72,805

Hotels, Restaurants & Leisure — 0.2%
Stars Group Holdings BV,Term Loan, (LIBOR USD 3 Month + 3.50%), 5.44%, 07/10/25		44	44,479

Security	Par (000)		Value

Independent Power and Renewable Electricity Producers — 0.0%
Calpine Corp., Term Loan, (LIBOR USD 1 Month + 2.50%), 4.30%, 08/12/26	USD	7	$7,351

Industrial Conglomerates — 0.3%
PSAV Holdings LLC, 2nd Lien Term Loan, 09/01/25(j)(k)		13	12,316
Vertiv Co., Term Loan B, (LIBOR USD 3 Month + 4.00%), 5.93%, 11/30/23		77	76,372

			88,688

Insurance — 0.4%
Asurion LLC, 2nd Lien Term Loan B2, (LIBOR USD 1 Month + 6.50%), 8.30%, 08/04/25		46	46,529
Hub International, Inc., Term Loan B, (LIBOR USD 6 Month + 4.00%), 5.90%, 04/25/25		23	23,211
Sedgwick, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 5.05%, 12/31/25		37	36,626
Sedgwick, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 4.00%), 5.80%, 09/03/26		23	23,071

			129,437

IT Services — 0.6%
Camelot US Acquisition 1 Co., Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.05%, 10/30/26		16	16,088
CCC Information Services, Inc., 2nd Lien Term Loan, (LIBOR USD 1 Month + 6.75%), 8.55%, 04/28/25		4	4,007
Mitchell International, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 5.05%, 11/29/24		20	20,215
Mitchell International, Inc., 2nd Lien Term Loan, (LIBOR USD 1 Month + 7.25%), 9.05%, 12/01/25(j)		10	9,575
Peak 10 Holding Corp., 2nd Lien Term Loan, (LIBOR USD 3 Month + 7.25%), 9.16%, 08/01/25		7	4,300
SS&C Technologies Holdings, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.05%, 04/16/25		15	15,597
Verscend Holding Corp., Term Loan B, (LIBOR USD 1 Month + 4.50%), 6.30%, 08/27/25		125	125,566

			195,348

Life Sciences Tools & Services — 0.2%
Sotera Health Holdings LLC, Term Loan, (LIBOR USD 6 Month + 4.50%), 6.29%, 11/20/26		65	65,142

Machinery — 0.3%
MHI Holdings LLC, Term Loan B, (LIBOR USD 1 Month + 5.00%), 6.80%, 09/21/26		20	19,975
Titan Acquisition Ltd., Term Loan, (LIBOR USD 1 Month + 3.00%), 4.80%, 03/28/25		72	70,522

			90,497

Media — 1.2%
Ascend Learning LLC, Term Loan B, (LIBOR USD 1 Month + 3.00%), 4.80%, 07/12/24		7	6,881
Clear Channel Outdoor Holdings, Inc., Term Loan, (LIBOR USD 1 Month +3.50%), 5.30%, 08/21/26		77	77,164
Intelsat Jackson Holdings SA, Term Loan:
(LIBOR USD 3 Month + 3.75%), 5.68%, 11/27/23		8	8,407
(LIBOR USD 6 Month + 4.50%), 6.43%, 01/02/24		31	31,401
6.63%, 01/02/24(l)		164	166,149

SCHEDULES OF INVESTMENTS	109

Schedule of Investments (continued) December 31, 2019	BlackRock High Yield Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
Terrier Media Buyer,Inc., Term Loan, (LIBOR USD 6 Month + 4.25%), 6.15%, 12/17/26	USD 68	$68,638
Xplornet Communications, Inc., Term Loan, (LIBOR USD 3 Month + 4.00%), 5.94%, 09/09/21(j)	17	17,228

		375,868

Oil, Gas & Consumable Fuels — 0.6%
California Resources Corp., Term Loan, (LIBOR USD 1 Month + 10.38%), 12.18%, 12/31/21	45	33,697
Chesapeake Energy Corp., Term Loan, 06/24/24(k)	129	132,655
CNX Resources Corp., Term Loan, (LIBOR USD 1 Month + 4.50%), 6.30%, 11/28/22	20	17,518

		183,870

Pharmaceuticals — 0.2%
Bausch Health Cos., Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 4.74%, 06/02/25	31	31,453
Endo Pharmaceuticals, Inc., Term Loan B, (LIBOR USD 1 Month + 4.25%), 6.06%, 04/29/24	20	19,326
Jaguar Holding Co. I, Term Loan, (LIBOR USD 1 Month + 2.50%), 4.30%, 08/18/22	6	5,997

		56,776

Professional Services — 0.1%
Dun & Bradstreet Corp. (The), 1st Lien Term Loan B, (LIBOR USD 1 Month + 5.00%), 6.79%, 02/06/26	27	27,214

Road & Rail — 0.2%
Genesee & Wyoming, Inc., Term Loan, 11/06/26(k)	14	14,120
Uber Technologies, Inc., Term Loan, (LIBOR USD 1 Month + 4.00%), 5.74%, 03/14/25	43	43,216

		57,336

Semiconductors & Semiconductor Equipment — 0.0%
ON Semiconductor Corp., Term Loan B, (LIBOR USD 1 Month +2.00%), 3.80%, 09/19/26	10	10,493

Software — 0.8%
Infor US, Inc., Term Loan, (LIBOR USD 3 Month + 2.75%), 4.69%, 02/01/22	12	11,842
Kronos, Inc., 2nd Lien Term Loan B, (LIBOR USD 3 Month + 8.25%), 10.16%, 11/01/24	63	63,645
PowerSchool Group LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 3.25%), 5.14%, 07/31/25	9	8,846
Refinitiv US Holdings, Inc., Term Loan, (LIBOR USD 1 Month +3.25%), 5.05%, 10/01/25	120	121,202
SS&C Technologies Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 2.25%), 4.05%, 04/16/25	10	10,416
TIBCO Software, Inc., Term Loan, (LIBOR USD 1 Month + 4.00%), 5.71%, 06/30/26	19	19,018
Ultimate Software Group, Inc. (The), 1st Lien Term Loan, (LIBOR USD 1 Month + 3.75%), 5.55%, 05/04/26	8	8,470

		243,439

Specialty Retail — 0.2%
PetSmart, Inc., Term Loan, 03/11/22(k)	54	53,565

Security	Par (000)	Value

Wireless Telecommunication Services — 0.2%
Ligado Networks LLC, Term Loan, 14.39%, 12/07/20(l)	USD 86	$16,282
New LightSquared LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 0.00%), 0.00%, 12/07/20	83	52,219

		68,501

Total Floating Rate Loan Interests — 9.0% (Cost: $2,844,886)		2,757,892

	Beneficial Interest (000)

Other Interests — 0.0%(m)

Auto Components — 0.0%
Lear Corp., Escrow(a)(c)(j)	250	—

Capital Markets — 0.0%
Lehman Brothers Holdings Capital Trust Escrow Bonds(a)(c)	140	1,750

Total Other Interests — 0.0%		1,750

Preferred Securities — 2.6%

	Par (000)
Capital Trusts — 2.5%(d)(i)

Banks — 2.3%
Bank of America Corp.:
Series X, 6.25%	66	73,342
Series Z, 6.50%	45	51,075
Series AA, 6.10%	116	129,201
Series DD, 6.30%	10	11,550
CIT Group, Inc., Series A, 5.80%	26	26,715
JPMorgan Chase &Co.:
Series V, 5.42%	65	65,488
Series Q, 5.15%	20	20,900
Series R, 6.00%	5	5,369
Series S, 6.75%	15	16,939
Series U, 6.13%	7	7,647
Series FF,5.00%	110	114,400
Series X, 6.10%	78	85,121
Wells Fargo &Co., Series U, 5.87%	92	102,350

		710,097

Capital Markets — 0.2%
Goldman Sachs Group, Inc. (The), Series P, 5.00%	13	13,097
Morgan Stanley,Series H, 5.61%	27	27,238

		40,335

Total Capital Trusts — 2.5% (Cost: $712,590)		750,432

110	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock High Yield Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Trust Preferreds — 0.1%

Banks — 0.1%
GMAC Capital Trust I, Series 2, 7.69%, 02/15/40(i)	1,611	$41,967

Total Trust Preferreds — 0.1% (Cost: $42,337)		41,967

Total Preferred Securities — 2.6% (Cost: $754,927)		792,399

Total Long-Term Investments — 99.1% (Cost: $29,451,537)		30,403,434

Security	Shares	Value

Short-Term Securities — 0.8%(n)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.51%*	226,951	$226,951
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Class, 1.41%	16,796	16,796

Total Short-Term Securities — 0.8% (Cost: $243,747)		243,747

Total Options Purchased — 0.0% (Cost: $9,609)		9,315

Total Investments Before Options Written — 99.9% (Cost: $29,704,893)		30,656,496

Total Options Written — (0.0)% (Premium Received — $1,090)		(1,117)

Total Investments Net of Options Written — 99.9% (Cost: $29,703,803)		30,655,379

Other Assets Less Liabilities — 0.1%		17,351

Net Assets — 100.0%		$30,672,730

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Issuer filed for bankruptcy and/or is in default.
(d)	Perpetual security with no stated maturity date.
(e)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(f)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(g)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(h)	Convertible security.
(i)	Variable rate security.Rate shown is the rate in effect as of period end.
(j)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(k)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(l)	Fixed rate.
(m)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(n)	Annualized 7-day yield as of period end.
*

During the year ended December 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/18	Net Activity	Shares Held at 12/31/19	Value at 12/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	1,355,813	(1,128,862)	226,951	$226,951	$11,529	$—	$—

(a)	Includes net capital gain distributions, if applicable.

SCHEDULES OF INVESTMENTS	111

Schedule of Investments (continued) December 31, 2019	BlackRock High Yield Portfolio

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	10,730	USD	12,000	State Street Bank and Trust Co.	02/05/20	$61

EUR	277,000	USD	311,728	UBS AG	02/05/20	(362)
USD	2,256	CAD	3,000	BNP Paribas SA	02/05/20	(54)
USD	1,514	CAD	2,000	HSBC Bank plc	02/05/20	(27)
USD	1,510	CAD	2,000	State Street Bank and Trust Co.	02/05/20	(30)

						(473)

	Net Unrealized Depreciation					$(412)

OTC Interest Rate Swaptions Purchased

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Put
10-Year Interest Rate Swap	2.20%	Semi-Annual	3 month LIBOR	Quarterly	Barclays Bank plc	03/20/20	2.20%	USD	940	$2,427
10-Year Interest Rate Swap	2.20%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	06/22/20	2.20%	USD	1,090	6,888

										$9,315

OTC Interest Rate Swaptions Written

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Put
10-Year Interest Rate Swap	2.70%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	06/22/20	2.70%	USD	1,090	$(1,117)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CenturyLink, Inc.	1.00%	Quarterly	Barclays Bank plc	12/20/23	NR	USD	8	$(148)	$(487)	$339
Chesapeake Energy Corp.	5.00%	Quarterly	Barclays Bank plc	12/20/23	B+	USD	8	(3,076)	12	(3,088)
Chesapeake Energy Corp.	5.00%	Quarterly	Barclays Bank plc	12/20/23	B+	USD	16	(6,149)	119	(6,268)
CenturyLink, Inc.	1.00%	Quarterly	Barclays Bank plc	06/20/25	NR	USD	6	(399)	(871)	472

								$(9,772)	$(1,227)	$(8,545)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
OTC Swaps	$131	$(1,358)	$811	$(9,356)	$—
Options Written	N/A	N/A	—	(27)	(1,117)

112	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock High Yield Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$61	$—	$—	$61
Options purchased
Investments at value — unaffiliated (a)	—	—	—	—	9,315	—	9,315
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	942	—	—	—	—	942

	$—	$942	$—	$61	$9,315	$—	$10,318

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	473	—	—	473
Options written
Options written at value	—	—	—	—	1,117	—	1,117
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	10,714	—	—	—	—	10,714

	$—	$10,714	$—	$473	$1,117	$—	$12,304

(a)	Includes options purchased at value as reported in the Schedule of Investments.

For the year ended December 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(21,857)	$—	$3,486	$—	$(18,371)
Forward foreign currency exchange contracts	—	—	—	(6,084)	—	—	(6,084)
Options purchased (a)	—	—	(22,820)	—	—	—	(22,820)
Options written	—	—	12,309	—	—	—	12,309
Swaps	—	3,927	—	—	—	—	3,927

	$—	$3,927	$(32,368)	$(6,084)	$3,486	$—	$(31,039)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	(7,936)	—	(7,936)
Forward foreign currency exchange contracts	—	—	—	(2,080)	—	—	(2,080)
Options purchased (b)	—	—	—	—	(294)	—	(294)
Options written	—	—	—	—	(27)	—	(27)
Swaps	—	494	—	—	—	—	494

	$—	$494	$—	$(2,080)	$(8,257)	$—	$(9,843)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

SCHEDULES OF INVESTMENTS	113

Schedule of Investments (continued) December 31, 2019	BlackRock High Yield Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$	—(a)
Average notional value of contracts — short		—(a)
Forward foreign currency exchange contracts:
Average amounts purchased — in USD		1,320
Average amounts sold — in USD		319,372
Options:
Average notional value of swaption contracts purchased		507,500
Average notional value of swaption contracts written		272,500
Credit default swaps:
Average notional value — sell protection		38,000

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$61	$473
Options (a)	9,315	1,117
Swaps — OTC (b)	942	10,714

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$10,318	$12,304
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$10,318	$12,304

(a)	Includes options purchased at value which is included in Investments at value – unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Bank of America NA	$6,888	$(1,117)	$—	$—	$5,771
Barclays Bank plc	3,369	(3,369)	—	—	—
State Street Bank and Trust Co.	61	(30)	—	—	31

	$10,318	$(4,516)	$—	$—	$5,802

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)
Bank of America NA	$1,117	$(1,117)	$—	$—	$—
Barclays Bank plc	10,714	(3,369)	—	—	7,345
BNP Paribas SA	54	—	—	—	54
HSBC Bank plc	27	—	—	—	27
State Street Bank and Trust Co.	30	(30)	—	—	—
UBS AG	362	—	—	—	362

	$12,304	$(4,516)	$—	$—	$7,788

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.

114	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock High Yield Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks (a)	$305,483	$—	$—	$305,483
Corporate Bonds (a)	—	26,545,910	—	26,545,910
Floating Rate Loan Interests:
Aerospace & Defense	—	24,497	—	24,497
Auto Components	—	30,202	—	30,202
Building Products	—	10,475	—	10,475
Capital Markets	—	17,850	—	17,850
Chemicals	—	64,672	39,194	103,866
Commercial Services & Supplies	—	199,057	—	199,057
Construction & Engineering	—	29,453	—	29,453
Containers & Packaging	—	23,808	—	23,808
Diversified Consumer Services	—	13,369	—	13,369
Diversified Financial Services	—	39,959	—	39,959
Diversified Telecommunication Services	—	114,699	—	114,699
Energy Equipment & Services	—	23,329	76,800	100,129
Entertainment	—	7,020	—	7,020
Food & Staples Retailing	—	6,006	—	6,006
Food Products	—	5,023	—	5,023
Health Care Equipment & Supplies	—	76,123	—	76,123
Health Care Providers & Services	—	185,547	—	185,547
Health Care Technology	—	72,805	—	72,805
Hotels, Restaurants & Leisure	—	44,479	—	44,479
Independent Power and Renewable Electricity Producers	—	7,351	—	7,351
Industrial Conglomerates	—	76,372	12,316	88,688
Insurance	—	129,437	—	129,437
IT Services	—	185,773	9,575	195,348
Life Sciences Tools & Services	—	65,142	—	65,142
Machinery	—	90,497	—	90,497
Media	—	358,640	17,228	375,868
Oil, Gas & Consumable Fuels	—	183,870	—	183,870
Pharmaceuticals	—	56,776	—	56,776
Professional Services	—	27,214	—	27,214
Road & Rail	—	57,336	—	57,336
Semiconductors & Semiconductor Equipment	—	10,493	—	10,493
Software	—	243,439	—	243,439
Specialty Retail	—	53,565	—	53,565
Wireless Telecommunication Services	—	68,501	—	68,501
Other Interests	—	1,750	—	1,750
Preferred Securities:
Banks	41,967	710,097	—	752,064
Capital Markets	—	40,335	—	40,335
Short-Term Securities	243,747	—	—	243,747
Options Purchased:
Interest rate contracts	—	9,315	—	9,315
Unfunded Floating Rate Loan Interests (b)	—	1,628	—	1,628

	$591,197	$29,911,814	$155,113	$30,658,124

Derivative Financial Instruments (c)
Assets:
Credit contracts	$—	$811	$—	$811
Foreign currency exchange contracts	—	61	—	61
Liabilities:
Credit contracts	—	(9,356)	—	(9,356)
Foreign currency exchange contracts	—	(473)	—	(473)

SCHEDULES OF INVESTMENTS	115

Schedule of Investments (continued) December 31, 2019	BlackRock High Yield Portfolio

	Level 1	Level 2	Level 3	Total
Interest rate contracts	$—	$(1,117)	$—	$(1,117)

	$—	$(10,074)	$—	$(10,074)

(a)	See above Schedule of Investments for values in each industry.
(b)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(c)	Derivative financial instruments are swaps, forward foreign currency exchange contracts and options written. Swaps and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Floating Rate Loan Interests	Unfunded Floating Rate Loan Interests	Total
Investments:
Assets/Liabilities:
Opening balance, as of December 31, 2018	$568,189	$(32)	$568,157
Transfers into level 3	9,694	—	9,694
Transfers out of level 3	(101,895)	—	(101,895)
Accrued discounts/premiums	1,035	—	1,035
Net realized gain (loss)	(1,959)	32	(1,927)
Net change in unrealized appreciation (a)(b)	14,009	—	14,009
Purchases	59,283	—	59,283
Sales	(393,243)	—	(393,243)

Closing balance, as of December 31, 2019	$155,113	$—	$155,113

Net change in unrealized depreciation on investments still held at December 31, 2019 (b)	$(3,395)	$—	$(3,395)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2019 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

116	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2019	BlackRock U.S. Government Bond Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities — 1.9%(a)
Dryden XXVIII Senior Loan Fund, Series 2013 - 28A, Class A1LR, (LIBOR USD 3 Month + 1.20%), 3.11%, 08/15/30(b)	USD 500	$499,248
LMREC, Inc., Series 2016-CRE2, Class A, (LIBOR USD 1 Month + 1.70%), 3.48%, 11/24/31(b)	13	12,699
Progress Residential Trust, Series 2017-SFR1, Class A, 2.77%, 08/17/34	100	99,753
Romark WM-R Ltd., Series 2018-1A, Class A1, (LIBOR USD 3 Month + 1.03%), 3.00%, 04/20/31(b)	400	395,303

Total Asset-Backed Securities — 1.9% (Cost: $1,012,286)		1,007,003

Foreign Government Obligations — 0.4%

Mexico — 0.2%
United Mexican States:
6.50%, 06/09/22	MXN 4	20,084
8.00%, 12/07/23	4	19,400
8.00%, 09/05/24	3	15,517
10.00%, 12/05/24	8	50,345

		105,346

Russia — 0.2%
Russian Federation:
7.10%, 10/16/24	RUB 2,126	35,862
8.50%, 09/17/31	2,881	54,741

		90,603

Total Foreign Government Obligations — 0.4% (Cost: $184,481)		195,949

Non-Agency Mortgage-Backed Securities — 6.7%

Collateralized Mortgage Obligations — 0.6%
Seasoned Credit Risk Transfer Trust:
Series 2018-2, Class MA, 3.50%, 11/25/57	USD 108	111,560
Series 2018-3, Class MA, 3.50%, 08/25/57	137	142,211
Series 2019-2, Class MA, 3.50%, 08/25/58	79	81,863

		335,634

Commercial Mortgage-Backed Securities — 5.6%
BX Commercial Mortgage Trust, Series 2019 - XL, Class D, 3.19%, 10/15/36(a)(c)	300	300,375
BX Trust, Series 2019-OC11, Class A, 3.20%, 12/09/41(a)	275	282,847
Cantor Commercial Real Estate Lending, Series 2019-CF3, Class A4, 3.01%, 01/15/53	219	224,661
Commercial Mortgage Trust, Series 2017- PANW, Class A, 3.24%, 10/10/29(a)	350	360,593
CSAIL Commercial Mortgage Trust, Series 2019-C17, Class C, 3.93%, 09/15/52	80	81,499
Hudson Yards Mortgage Trust, Series 2019- 30HY, Class D, 3.44%, 07/10/39(a)(c)	101	101,317
JPMCC Commercial Mortgage Securities Trust, Series 2019-COR5, Class A4, 3.39%, 06/13/52	77	81,396
JPMDB Commercial Mortgage Securities Trust, Series 2019-COR6, Class A4, 3.06%, 11/13/52	155	159,715
Morgan Stanley Capital I Trust:
Series 2018-SUN, Class A, 2.64%, 07/15/35(a)(c)	130	129,592
Series 2019-H6, Class A4, 3.42%, 06/15/52	127	134,697

Security	Par (000)		Value

Commercial Mortgage-Backed Securities (continued)
Series 2019-H7, Class A4, 3.26%, 07/15/52	USD	153	$159,582
Series 2019-L3, Class A4, 3.13%, 11/15/29		244	251,801
One Bryant Park Trust, Series 2019-OBP, Class A, 2.52%, 09/15/54(a)		270	262,858
UBS Commercial Mortgage Trust:
Series 2019-C17, Class A4, 2.92%, 10/15/52		273	277,433
Series 2019-C18, Class A4, 3.04%, 12/15/52		95	97,368
Wells Fargo Commercial Mortgage Trust, Series 2019-C54, Class A4, 3.15%, 12/15/52		121	125,486

			3,031,220

Interest Only Commercial Mortgage-Backed Securities — 0.5%(c)
CSAIL Commercial Mortgage Trust, Series 2019-C16, Class XA, 1.57%, 06/15/52		1,552	184,768
UBS Commercial Mortgage Trust, Series 2019- C17, Class XA, 1.64%, 10/15/52		999	112,521

			297,289

Total Non-Agency Mortgage-Backed Securities — 6.7% (Cost: $3,648,823)			3,664,143

U.S. Government Sponsored Agency Securities — 65.3%

Agency Obligations — 0.8%
Federal Home Loan Bank, 4.00%, 04/10/28		400	459,491

Collateralized Mortgage Obligations — 2.5%
Federal Home Loan Mortgage Corp. Variable Rate Notes, Series 4901, Class BF, ( LIBOR USD 1 Month +0.40%), 2.14%, 07/25/49(b)		218	216,973
Federal National Mortgage Association, Series 2011-8, Class ZA, 4.00%, 02/25/41		218	229,474
Federal National Mortgage Association Variable Rate Notes, Series 2019-39, Class LF, ( LIBOR USD 1 Month +0.45%), 2.24%, 08/25/49(b)		192	191,773
Government National Mortgage Association Variable Rate Notes:
Series 2014-107, Class WX, 6.83%, 07/20/39(d)		99	112,042
Series 2019-21, Class FL, (LIBOR USD 1 Month +0.45%), 2.21%, 02/20/49(b)		294	294,546
Series 2019-89, Class FH, (LIBOR USD 1 Month +0.40%), 2.16%, 07/20/49(b)		308	308,055

			1,352,863

Commercial Mortgage-Backed Securities — 1.1%
Federal Home Loan Mortgage Corp. Variable Rate Notes(d):
Series 2019-SB60, Class A10F, 3.31%, 01/25/29		206	213,290
Series 2019-SB61, Class A10F, 3.17%, 01/25/29		169	174,571
Federal National Mortgage Association ACES Variable Rate Notes, Series 2019-M1, Class A2, 3.56%, 09/25/28(d)		110	118,946
Government National Mortgage Association:
Series 2019-7, Class V, 3.00%, 05/16/35		22	22,668
Series 2019-53, Class V, 2.75%, 08/16/31		55	56,206

			585,681

SCHEDULES OF INVESTMENTS	117

Schedule of Investments (continued) December 31, 2019	BlackRock U.S. Government Bond Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Interest Only Commercial Mortgage-Backed Securities — 1.8%
Federal Home Loan Mortgage Corp., Series 2015-K718, Class X2A, 0.10%, 02/25/48(a)	USD 17,008	$26,238
Federal National Mortgage Association ACES Variable Rate Notes, Series 2015-M1, Class X2, 0.54%, 09/25/24(d)	5,161	110,474
Government National Mortgage Association Variable Rate Notes:
Series 2002-83, 0.00%, 10/16/42(d)	434	1
Series 2003-17, 0.00%, 03/16/43(d)	848	—
Series 2003-109, 0.00%, 11/16/43(d)	842	33
Series 2016-22, 0.77%, 11/16/55(d)	2,092	105,194
Series 2016-45, 0.99%, 02/16/58(d)	1,680	112,846
Series 2016-92, 1.00%, 04/16/58(d)	587	39,777
Series 2016-113, (LIBOR USD 1 Month + 0.00%), 1.18%, 02/16/58(b)	1,280	104,410
Series 2016-151, 1.09%, 06/16/58(d)	919	69,204
Series 2017-30, 0.71%, 08/16/58(d)	562	30,839
Series 2017-44, 0.70%, 04/17/51(d)	606	32,766
Series 2017-53, 0.69%, 11/16/56(d)	3,810	204,024
Series 2017-61, 0.77%, 05/16/59(d)	415	27,385
Series 2017-64, 0.72%, 11/16/57(d)	721	43,314
Series 2017-72, 0.68%, 04/16/57(d)	1,071	62,104

		968,609

Mortgage-Backed Securities — 59.1%
Federal Home Loan Mortgage Corp.:
2.50%, 03/01/30 - 04/01/31	173	175,793
3.00%, 09/01/27 - 02/01/47	483	498,249
3.50%, 04/01/31 -01/01/48	2,387	2,530,288
4.00%, 08/01/40 - 02/01/47	224	241,088
4.50%, 02/01/39 - 07/01/47	232	252,368
5.00%, 11/01/41	97	105,876
5.50%, 06/01/41	91	101,725
8.00%, 03/01/30 -06/01/31	12	12,664
Federal National Mortgage Association:
3.00%, 02/01/44	56	57,738
3.13%, 09/01/27	112	117,819
3.16%, 03/01/27	172	180,194
3.50%, 11/01/46	189	198,511
4.00%, 01/01/41	8	8,618
Government National Mortgage Association:
2.50%, 01/15/50(e)	77	77,328
3.00%, 02/15/45 -12/20/46	1,402	1,447,568
3.00%, 01/15/50(e)	33	33,904
3.50%, 01/15/42 -10/20/46	2,369	2,469,975
4.00%, 10/20/40 - 01/15/48	712	748,047
4.00%, 01/15/50 - 02/15/50(e)	702	726,715
4.50%, 12/20/39 - 11/20/49	1,273	1,357,154
4.50%, 01/15/50(e)	1,463	1,529,521
5.00%, 07/15/39 - 07/20/44	69	76,487
5.00%, 01/15/50(e)	229	241,094
Uniform Mortgage-Backed Securities:
2.00%, 10/01/31 - 03/01/32	109	108,749
2.50%, 04/01/30 - 02/01/33	607	615,607
2.50%, 01/25/35 - 01/25/50(e)	781	780,629
3.00%, 04/01/29 - 03/01/47	3,080	3,175,469
3.00%, 01/25/35 - 01/25/50(e)	285	290,129
3.50%, 04/01/29 - 01/01/48	2,314	2,453,897
3.50%, 01/25/35 - 02/25/50(e)	1,205	1,239,479
4.00%, 09/01/33 - 08/01/49	2,764	2,960,936
4.00%, 01/25/50 - 02/25/50(e)	5,051	5,253,929
4.50%, 06/01/26 - 07/01/48	755	822,684
4.50%, 01/25/50 - 02/25/50(e)	438	461,173
5.00%, 02/01/35 - 12/01/43	205	225,296
5.00%, 01/25/50(e)	4	4,276

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
5.50%, 11/01/21 - 09/01/39	USD 262	$291,199
6.00%, 04/01/35 - 09/01/40	189	216,176
6.50%, 05/01/40	40	45,152

		32,133,504

Total U.S. Government Sponsored Agency Securities — 65.3% (Cost: $34,962,169)		35,500,148

U.S. Treasury Obligations — 53.6%
U.S. Treasury Bonds:
4.25%, 05/15/39	160	210,888
4.50%, 08/15/39	160	217,481
4.38%, 11/15/39	160	214,469
3.13%, 02/15/43	610	693,232
2.88%, 05/15/43 -11/15/46	1,200	1,314,742
3.63%, 08/15/43	610	749,585
3.75%, 11/15/43	610	764,382
3.00%, 02/15/48	590	664,948
2.25%, 08/15/49(f)	825	802,570
U.S. Treasury Inflation Linked Notes:
0.50%, 04/15/24(f)	4,851	4,929,261
0.25%, 07/15/29	302	304,750
U.S. Treasury Notes:
2.00%, 07/31/20(f)	2,350	2,354,865
2.50%, 12/31/20(f)	1,760	1,774,713
1.13%, 07/31/21	250	248,135
1.75%, 07/31/21 - 07/31/24(f)	3,695	3,705,726
2.13%, 12/31/22 - 07/31/24	2,360	2,400,932
2.75%, 05/31/23	1,180	1,223,512
2.00%, 02/15/25	1,470	1,491,246
2.13%, 05/15/25(f)	1,290	1,316,606
1.50%, 08/15/26	1,700	1,667,129
2.25%, 08/15/27	1,180	1,213,695
2.88%, 08/15/28	350	377,480
3.13%, 11/15/28	350	385,096
1.63%, 08/15/29(f)	125	121,870

Total U.S. Treasury Obligations — 53.6% (Cost: $28,425,373)		29,147,313

Total Long-Term Investments — 127.9% (Cost: $68,233,132)		69,514,556

Short-Term Securities — 17.2%

Foreign Government Obligations — 2.0%

Japan — 2.0%
Japan Treasury Bills(g):
(0.14)%, 03/09/20	JPY 60,550	557,427
(0.11)%, 03/16/20	60,050	552,837

		1,110,264

Total Foreign Government Obligations — 2.0% (Cost: $1,109,103)		1,110,264

118	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock U.S. Government Bond Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Money Market Funds — 2.3%(h)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.51%*	1,217,840	$1,217,840
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Class, 1.41%	34,538	34,538

Total Money Market Funds — 2.3% (Cost: $1,252,378)		1,252,378

	Par (000)

U.S. Government Sponsored Agency Securities — 12.9%
Federal Home Loan Bank Discount Notes, 1.57%, 02/12/20(g)	USD 7,000	6,987,882

Total U.S. Government Sponsored Agency Securities — 12.9% (Cost: $6,987,187)		6,987,882

Total Short-Term Securities — 17.2% (Cost: $9,348,668)		9,350,524

Total Options Purchased — 0.0% (Cost: $67,029)		36,545

Total Investments Before Options Written and TBA Sale Commitments — 145.1% (Cost: $77,648,829)		78,901,625

Total Options Written — (0.0)% (Premium Received — $42,511)		(29,847)

TBA Sale Commitments — (8.1)%(e)

Mortgage-Backed Securities — (8.1)%
Government National Mortgage Association:
3.00%, 01/15/50	83	(84,759)
3.50%, 01/15/50	1,372	(1,413,564)
4.00%, 01/15/50	160	(165,600)
4.50%, 01/15/50	51	(53,319)
5.00%, 01/15/50	23	(24,215)
Uniform Mortgage-Backed Securities:
2.50%, 01/25/35 -02/25/35	841	(848,288)
3.50%, 01/25/35 -01/25/50	313	(322,456)
4.00%, 01/25/35 -01/25/50	449	(467,438)
3.00%, 01/25/50	799	(810,820)
4.50%, 01/25/50	39	(41,061)
5.50%, 01/25/50	109	(117,379)
6.00%, 01/25/50	69	(76,029)

Total TBA Sale Commitments — (8.1)% (Proceeds: $4,426,412)		(4,424,928)

Total Investments Net of Options Written and TBA Sale Commitments — 137.0% (Cost: $73,179,906)		74,446,850

Liabilities in Excess of Other Assets — (37.0)%		(20,113,763)

Net Assets — 100.0%		$54,333,087

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(c)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(d)	Variable rate security.Rate shown is the rate in effect as of period end.
(e)	Represents or includes a TBA transaction.
(f)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(g)	Rates are discount rates or a range of discount rates as of period end.

SCHEDULES OF INVESTMENTS	119

Schedule of Investments (continued) December 31, 2019	BlackRock U.S. Government Bond Portfolio

(h)	Annualized 7-day yield as of period end.
*

During the year ended December 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/18	Net Activity	Shares Held at 12/31/19	Value at 12/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	1,608,196	(390,356)	1,217,840	$1,217,840	$34,081	$—	$—

(a)	Includes net capital gain distributions, if applicable.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
J.P.Morgan Securities LLC	1.75%	12/30/19	01/02/20	$4,932,275	$4,932,515	U.S. Treasury Obligations	Overnight
Bank of America Securities, Inc.	0.05	12/31/19	01/02/20	814,688	814,689	U.S. Treasury Obligations	Overnight
Bank of America Securities, Inc.	1.20	12/31/19	01/02/20	122,812	122,816	U.S. Treasury Obligations	Overnight
Bank of America Securities, Inc.	1.85	12/31/19	01/02/20	1,320,637	1,320,705	U.S. Treasury Obligations	Overnight
Bank of America Securities, Inc.	1.85	12/31/19	01/02/20	1,775,400	1,775,491	U.S. Treasury Obligations	Overnight
Bank of America Securities, Inc.	1.85	12/31/19	01/02/20	2,373,500	2,373,622	U.S. Treasury Obligations	Overnight
Bank of America Securities, Inc.	1.85	12/31/19	01/02/20	2,300,594	2,300,712	U.S. Treasury Obligations	Overnight
Bank of America Securities, Inc.	1.85	12/31/19	01/02/20	1,434,200	1,434,274	U.S. Treasury Obligations	Overnight

				$15,074,106	$15,074,824

120	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock U.S. Government Bond Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro-BTP	2	03/06/20	$320	$(621)
Euro-Schatz	21	03/06/20	2,636	(2,343)
U.S. Treasury 2 Year Note	72	03/31/20	15,516	2,367
90-day Eurodollar	12	09/14/20	2,951	733

				136

Short Contracts
Euro-Bund	2	03/06/20	382	3,729
U.S. Treasury 10 Year Note	24	03/20/20	3,082	3,859
U.S. Treasury 10 Year Ultra Note	2	03/20/20	281	2,452
U.S. Treasury Long Bond	1	03/20/20	156	936
U.S. Treasury Ultra Bond	2	03/20/20	363	6,587
Long Gilt	2	03/27/20	348	1,244
U.S. Treasury 5 Year Note	13	03/31/20	1,542	5,417

				24,224

				$24,360

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	79,395	USD	19,000	Citibank NA	01/03/20	$736
BRL	102,736	USD	25,000	Deutsche Bank AG	01/03/20	539
MXN	117,088	USD	6,000	Citibank NA	01/03/20	193
MXN	117,455	USD	6,000	HSBC Bank plc	01/03/20	212
ZAR	154,743	USD	11,000	JPMorgan Chase Bank NA	01/06/20	44
CNY	56,473	USD	8,000	Bank of America NA	01/08/20	112
EUR	5,000	USD	5,543	HSBC Bank plc	01/08/20	68
KRW	7,636,850	USD	6,500	BNP Paribas SA	01/08/20	109
KRW	4,758,000	USD	4,000	Deutsche Bank AG	01/08/20	118
KRW	7,124,400	USD	6,000	JPMorgan Chase Bank NA	01/08/20	166
RUB	386,919	USD	6,000	BNP Paribas SA	01/09/20	229
USD	557,881	JPY	60,568,000	Citibank NA	01/09/20	248
USD	554,557	JPY	60,068,000	UBS AG	01/14/20	1,372
AUD	17,000	JPY	1,284,718	Morgan Stanley & Co. International plc	01/17/20	101
COP	101,521,080	USD	29,393	JPMorgan Chase Bank NA	01/22/20	1,467
COP	36,147,270	USD	10,441	Natwest Markets plc	01/22/20	547
RUB	471,709	USD	7,306	HSBC Bank plc	01/22/20	276
RUB	698,291	USD	10,842	JPMorgan Chase Bank NA	01/22/20	382
MXN	95,121	USD	5,000	Bank of America NA	01/23/20	15
BRL	122,011	USD	30,000	Credit Suisse International	02/04/20	302
BRL	28,409	USD	7,000	Morgan Stanley & Co. International plc	02/04/20	55
JPY	543,293	USD	5,000	Morgan Stanley & Co. International plc	02/05/20	10
MXN	565,000	USD	29,177	Bank of America NA	02/05/20	551
MXN	173,000	USD	8,826	HSBC Bank plc	02/05/20	277
JPY	1,526,278	USD	14,000	UBS AG	02/06/20	74
RUB	883,470	USD	14,000	Bank of America NA	02/18/20	153
USD	195,810	EUR	150,000	Deutsche Bank AG	02/25/20	26,998
USD	194,749	JPY	19,510,000	HSBC Bank plc	03/16/20	14,441
BRL	577,437	USD	141,000	Bank of America NA	03/18/20	2,101
BRL	578,060	USD	140,000	Deutsche Bank AG	03/18/20	3,255
MXN	967,150	USD	50,000	BNP Paribas SA	03/18/20	583
MXN	3,707,635	USD	190,000	Citibank NA	03/18/20	3,911
MXN	773,480	USD	40,000	Deutsche Bank AG	03/18/20	453

SCHEDULES OF INVESTMENTS	121

Schedule of Investments (continued) December 31, 2019	BlackRock U.S. Government Bond Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
RUB	17,622,310	USD	275,000	Bank of America NA	03/18/20	$6,350

						66,448

USD	14,000	BRL	59,643	Citibank NA	01/03/20	(827)
USD	30,000	BRL	121,860	Credit Suisse International	01/03/20	(293)
USD	5,000	MXN	95,735	BNP Paribas SA	01/03/20	(63)
USD	7,000	MXN	133,672	Citibank NA	01/03/20	(70)
JPY	433,746	USD	4,000	Bank of America NA	01/06/20	(7)
JPY	650,223	USD	6,000	Morgan Stanley & Co. International plc	01/06/20	(15)
USD	10,000	JPY	1,089,516	Morgan Stanley & Co. International plc	01/06/20	(29)
USD	5,000	ZAR	72,218	Bank of America NA	01/06/20	(154)
USD	6,000	ZAR	88,434	BNP Paribas SA	01/06/20	(312)
USD	8,000	CNY	56,342	Bank of America NA	01/08/20	(93)
USD	5,571	EUR	5,000	Bank of America NA	01/08/20	(39)
USD	16,500	KRW	19,628,730	Deutsche Bank AG	01/08/20	(488)
USD	6,000	RUB	376,980	Citibank NA	01/09/20	(69)
JPY	841,154	AUD	11,220	Morgan Stanley & Co. International plc	01/17/20	(129)
USD	5,000	KRW	5,815,500	BNP Paribas SA	01/21/20	(35)
USD	39,717	COP	137,668,350	Credit Suisse International	01/22/20	(2,132)
USD	46,326	RUB	3,000,000	Morgan Stanley &Co. International plc	01/22/20	(1,892)
COP	16,370,000	USD	5,000	JPMorgan Chase Bank NA	01/24/20	(24)
USD	5,000	COP	16,652,500	Citibank NA	01/24/20	(62)
USD	139,630	MXN	2,702,000	HSBC Bank plc	02/05/20	(2,540)
USD	70,436	RUB	4,526,420	JPMorgan Chase Bank NA	02/05/20	(2,188)
USD	11,000	ZAR	155,368	JPMorgan Chase Bank NA	02/05/20	(43)
EUR	150,000	USD	184,852	JPMorgan Chase Bank NA	02/25/20	(16,039)
JPY	19,510,000	USD	180,782	JPMorgan Chase Bank NA	03/16/20	(474)

						(28,017)

Net Unrealized Appreciation						$38,431

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
90-day Eurodollar March 2020 Futures	23	03/13/20	USD	99.00	USD	5,750	$575
90-day Eurodollar March 2020 Futures	46	03/13/20	USD	99.13	USD	11,500	862

							$1,437

OTC Barrier Options Purchased

Description	Type of Option	Counterparty	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value
Put
USD Currency	One-Touch	Bank of America NA	01/06/20	TRY	5.60	TRY	5.60	USD	1	$—
USD Currency	One-Touch	BNP Paribas SA	01/10/20	TRY	5.67	TRY	5.67	USD	1	5
USD Currency	One-Touch	BNP Paribas SA	01/10/20	TRY	5.67	TRY	5.67	USD	1	5
USD Currency	One-Touch	Deutsche Bank AG	02/06/20	BRL	3.98	BRL	3.98	USD	1	373
USD Currency	One-Touch	Citibank NA	02/06/20	BRL	3.98	BRL	3.98	USD	1	373
USD Currency	One-Touch	Bank of America NA	02/07/20	RUB	62.10	RUB	62.10	USD	1	491
USD Currency	One-Touch	Bank of America NA	02/14/20	RUB	61.10	RUB	61.10	USD	1	224

										$1,471

122	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock U.S. Government Bond Portfolio

OTC Currency Options Purchased

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
USD Currency	Deutsche Bank AG	01/09/20	ZAR	15.30	USD	7	$—
USD Currency	Bank of America NA	01/21/20	TWD	30.60	USD	14	1
USD Currency	Bank of America NA	03/24/20	ZAR	15.50	USD	22	101
USD Currency	Citibank NA	03/24/20	ZAR	17.00	USD	11	5
USD Currency	Deutsche Bank AG	03/31/20	ZAR	14.65	USD	11	157
USD Currency	Citibank NA	04/08/20	ZAR	15.60	USD	21	115

							379

Put
USD Currency	Deutsche Bank AG	01/14/20	KRW	1,178.00	USD	14	290
USD Currency	Deutsche Bank AG	01/17/20	BRL	3.96	USD	9	18
USD Currency	Morgan Stanley &Co. International plc	01/17/20	BRL	4.10	USD	11	225
USD Currency	Citibank NA	02/06/20	BRL	4.14	USD	13	416
USD Currency	Credit Suisse International	02/06/20	BRL	4.18	USD	11	445
USD Currency	Deutsche Bank AG	02/14/20	BRL	4.10	USD	21	524
USD Currency	Citibank NA	02/19/20	BRL	4.16	USD	7	262
USD Currency	Bank of America NA	03/06/20	RUB	64.30	USD	13	429
USD Currency	Citibank NA	03/06/20	BRL	4.14	USD	13	448
USD Currency	Deutsche Bank AG	04/02/20	JPY	107.00	USD	42	319
USD Currency	Citibank NA	05/01/20	JPY	107.00	USD	14	140

							3,516

							$3,895

OTC Interest Rate Swaptions Purchased

	Paid by the Fund		Received by the Fund
Description	Rate	Frequency	Rate	Frequency	Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
Call
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.71%	Semi-Annual	Citibank NA	06/03/20	1.71%	USD	210	$1,690

Put
2-Year Interest Rate Swap	2.00%	Semi-Annual	3 month LIBOR	Quarterly	JPMorgan Chase Bank NA Morgan Stanley & Co.	01/22/20	2.00%	USD	4,400	2
10-Year Interest Rate Swap	2.00%	Semi-Annual	3 month LIBOR	Quarterly	International plc	01/29/20	2.00%	USD	603	1,888
5-Year Interest Rate Swap	2.72%	Semi-Annual	3 month LIBOR	Quarterly	Barclays Bank plc	02/03/20	2.72%	USD	650	—
10-Year Interest Rate Swap	3.20%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	02/20/20	3.20%	USD	1,600	2
10-Year Interest Rate Swap	2.30%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	03/30/20	2.30%	USD	90	161
10-Year Interest Rate Swap	2.30%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	03/30/20	2.30%	USD	269	481
10-Year Interest Rate Swap	1.71%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	06/03/20	1.71%	USD	210	5,617
10-Year Interest Rate Swap	2.11%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	08/17/20	2.11%	USD	1,800	19,901

										28,052

										$ 29,742

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
90-day Eurodollar March 2020 Futures	23	03/13/20	USD	98.88	USD	5,750	$(719)
90-day Eurodollar March 2020 Futures	46	03/13/20	USD	99.00	USD	11,500	(863)

							$(1,582)

SCHEDULES OF INVESTMENTS	123

Schedule of Investments (continued) December 31, 2019	BlackRock U.S. Government Bond Portfolio

OTC Currency Options Written

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
USD Currency	Citibank NA	01/09/20	ZAR	15.30	USD	7	$—
USD Currency	Morgan Stanley &Co. International plc	01/17/20	BRL	4.35	USD	4	—
USD Currency	Citibank NA	01/20/20	RUB	62.60	USD	10	(43)
USD Currency	Citibank NA	02/05/20	JPY	109.00	USD	4	(17)
USD Currency	Credit Suisse International	02/06/20	BRL	4.35	USD	6	(3)
EUR Currency	Bank of America NA	02/14/20	CNH	7.85	EUR	10	(79)
USD Currency	Citibank NA	02/19/20	BRL	4.35	USD	4	(5)
USD Currency	Bank of America NA	03/24/20	ZAR	17.00	USD	22	(11)
USD Currency	Deutsche Bank AG	03/31/20	ZAR	15.35	USD	21	(135)
USD Currency	Citibank NA	04/08/20	ZAR	17.00	USD	21	(19)

							(312)

Put
USD Currency	Citibank NA	01/09/20	ZAR	14.45	USD	7	(221)
USD Currency	Morgan Stanley &Co. International plc	01/17/20	BRL	3.99	USD	9	(34)
USD Currency	Citibank NA	02/05/20	JPY	108.00	USD	4	(20)
USD Currency	Credit Suisse International	02/06/20	BRL	4.06	USD	17	(296)
USD Currency	Citibank NA	02/06/20	BRL	3.98	USD	19	(142)
USD Currency	Deutsche Bank AG	02/14/20	BRL	3.98	USD	27	(225)
USD Currency	Citibank NA	03/06/20	BRL	3.98	USD	19	(207)
USD Currency	Bank of America NA	03/06/20	RUB	62.50	USD	19	(244)
USD Currency	Citibank NA	05/01/20	JPY	104.00	USD	14	(59)

							(1,448)

							$(1,760)

OTC Interest Rate Swaptions Written

	Paid by the Fund		Received by the Fund				Exercise Rate
Description	Rate	Frequency	Rate	Frequency	Counterparty	Expiration Date		Notional Amount (000)		Value
Call
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.45%	Semi-Annual	Deutsche Bank AG	01/16/20	1.45%	USD	800	$(8)
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.66%	Semi-Annual	Citibank NA	03/12/20	1.66%	USD	1,400	(4,755)
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.89%	Semi-Annual	Citibank NA	05/01/20	1.89%	USD	4,000	(21,590)

										(26,353)

Put
2-Year Interest Rate Swap	1.86%	Semi-Annual	3 month LIBOR	Quarterly	Morgan Stanley & Co. International plc	01/29/20	1.86%	USD	3,017	(152)

										$(26,505)

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund
Rate	Frequency	Rate	Frequency	Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
3 month LIBOR	Quarterly	1.37%	Semi-Annual	N/A		11/30/20	USD	470	$(1,969)	$(1,366)	$(603)
1.37%	Semi-Annual	3 month LIBOR	Quarterly	N/A		11/30/20	USD	1,400	5,865	—	5,865
28 day MXIBTIIE	Monthly	6.88%	Monthly	N/A		12/15/20	MXN	1,010	(87)	—	(87)
28 day MXIBTIIE	Monthly	6.88%	Monthly	N/A		12/16/20	MXN	1,955	(170)	—	(170)
3 month LIBOR	Quarterly	2.38%	Semi-Annual	N/A		05/03/21	USD	1,360	12,712	—	12,712
6.86%	Monthly	28 day MXIBTIIE	Monthly	07/24/20	(a)	07/23/21	MXN	249	(47)	—	(47)
6.90%	Monthly	28 day MXIBTIIE	Monthly	07/27/20	(a)	07/26/21	MXN	347	(73)	—	(73)
6.78%	Monthly	28 day MXIBTIIE	Monthly	08/07/20	(a)	08/06/21	MXN	1,098	(174)	—	(174)

124	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock U.S. Government Bond Portfolio

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund
Rate	Frequency	Rate	Frequency	Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
3 month BA	Semi-Annual	1.94%	Semi-Annual	N/A	12/06/21	CAD	1,045	$(691)	$—	$(691)
28 day MXIBTIIE	Monthly	6.52%	Monthly	N/A	12/14/21	MXN	1,534	(286)	—	(286)
28 day MXIBTIIE	Monthly	6.51%	Monthly	N/A	12/15/21	MXN	1,307	(252)	—	(252)
3 month BA	Semi-Annual	2.02%	Semi-Annual	N/A	12/17/21	CAD	1,060	460	—	460
7.23%	Monthly	28 day MXIBTIIE	Monthly	N/A	07/18/22	MXN	273	(207)	—	(207)
7.23%	Monthly	28 day MXIBTIIE	Monthly	N/A	07/19/22	MXN	136	(104)	—	(104)
7.22%	Monthly	28 day MXIBTIIE	Monthly	N/A	07/20/22	MXN	52	(39)	—	(39)
7.21%	Monthly	28 day MXIBTIIE	Monthly	N/A	07/25/22	MXN	73	(55)	—	(55)
7.20%	Monthly	28 day MXIBTIIE	Monthly	N/A	08/03/22	MXN	340	(256)	—	(256)
28 day MXIBTIIE	Monthly	7.00%	Monthly	N/A	08/11/22	MXN	628	299	—	299
7.11%	Monthly	28 day MXIBTIIE	Monthly	N/A	10/14/22	MXN	265	(180)	—	(180)
7.11%	Monthly	28 day MXIBTIIE	Monthly	N/A	10/14/22	MXN	350	(236)	—	(236)
2.50%	Semi-Annual	3 month LIBOR	Quarterly	N/A	01/29/23	USD	841	(26,687)	—	(26,687)
3 month LIBOR	Quarterly	2.61%	Semi-Annual	N/A	02/07/24	USD	600	26,026	—	26,026
2.71%	Semi-Annual	3 month LIBOR	Quarterly	N/A	03/18/24	USD	1,600	(76,296)	—	(76,296)
28 day MXIBTIIE	Monthly	6.73%	Monthly	N/A	08/09/24	MXN	213	55	—	55
28 day MXIBTIIE	Monthly	6.67%	Monthly	N/A	08/12/24	MXN	470	61	—	61
28 day MXIBTIIE	Monthly	6.72%	Monthly	N/A	08/13/24	MXN	404	93	—	93
28 day MXIBTIIE	Monthly	6.59%	Monthly	N/A	11/08/24	MXN	607	(35)	—	(35)
3 month LIBOR	Quarterly	2.13%	Semi-Annual	N/A	08/25/25	USD	10	255	—	255
3.07%	Semi-Annual	3 month LIBOR	Quarterly	N/A	08/31/25	USD	970	(77,630)	—	(77,630)
2.85%	Semi-Annual	3 month LIBOR	Quarterly	N/A	12/21/28	USD	200	(16,265)	—	(16,265)
3 month LIBOR	Quarterly	1.45%	Semi-Annual	N/A	08/19/29	USD	200	(7,437)	—	(7,437)
3 month LIBOR	Quarterly	1.47%	Semi-Annual	N/A	09/09/29	USD	200	(6,996)	—	(6,996)
1.59%	Semi-Annual	3 month LIBOR	Quarterly	N/A	09/12/29	USD	150	3,588	—	3,588
1.61%	Semi-Annual	3 month LIBOR	Quarterly	N/A	10/01/29	USD	400	11,129	—	11,129

								$(155,629)	$(1,366)	$(154,263)

(a)	Forward Swap.

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Republic of Colombia	1.00%	Quarterly	Citibank NA	12/20/24	USD	28	$(379)	$(103)	$(276)
Republic of Colombia	1.00%	Quarterly	Morgan Stanley & Co. International plc	12/20/24	USD	18	(234)	(66)	(168)
United Mexican States	1.00%	Quarterly	Citibank NA	12/20/24	USD	10	(105)	60	(165)
United Mexican States	1.00%	Quarterly	Citibank NA	12/20/24	USD	21	(222)	158	(380)

							$(940)	$49	$(989)

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund		Counterparty	Termination Date	Notional Amount (000)		Value		Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency						Upfront Premium Paid (Received)
4.45%	At Termination	1 day BZDIOVER	At Termination	JPMorgan Chase Bank NA	01/04/21	BRL	381	$159	$—	$159
4.46%	At Termination	1 day BZDIOVER	At Termination	Citibank NA	01/04/21	BRL	255	99	—	99

SCHEDULES OF INVESTMENTS	125

Schedule of Investments (continued) December 31, 2019	BlackRock U.S. Government Bond Portfolio

OTC Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund
Rate	Frequency	Rate	Frequency	Counterparty	Termination Date		Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
4.49%	At Termination	1 day BZDIOVER	At Termination	Citibank NA	01/04/21	BRL	375	$ 118	$ —	$ 118
1 day BZDIOVER	At Termination	5.32%	At Termination	JPMorgan Chase Bank NA	01/03/22	BRL	286	112	—	112
1 day BZDIOVER	At Termination	6.35%	At Termination	JPMorgan Chase Bank NA	01/02/23	BRL	200	1,109	—	1,109
1 day BZDIOVER	At Termination	8.27%	At Termination	JPMorgan Chase Bank NA	01/02/23	BRL	125	3,073	—	3,073
1 day BZDIOVER	At Termination	5.98%	At Termination	JPMorgan Chase Bank NA	01/02/25	BRL	121	(401)	—	(401)
1 day BZDIOVER	At Termination	5.99%	At Termination	Citibank NA	01/02/25	BRL	86	(268)	—	(268)
1 day BZDIOVER	At Termination	6.03%	At Termination	JPMorgan Chase Bank NA	01/02/25	BRL	86	(230)	—	(230)
1 day BZDIOVER	At Termination	6.05%	At Termination	Citibank NA	01/02/25	BRL	84	(205)	—	(205)
1 day BZDIOVER	At Termination	6.26%	At Termination	Citibank NA	01/02/25	BRL	126	(5)	—	(5)
28 day MXIBTIIE	Monthly	6.32%	Monthly	Goldman Sachs International	08/06/25	MXN	511	(456)	—	(456)
6.31%	Monthly	28 day MXIBTIIE	Monthly	Deutsche Bank AG	08/11/25	MXN	640	590	—	590

								$ 3,695	$ —	$ 3,695

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference Rate
1 day BZDIOVER	Overnight Brazil CETIP — Interbank Rate	0.02%
28 day MXIBTIIE	Mexico Interbank TIIE 28-Day	7.55%
3 month BA	Canadian Bankers Acceptances	2.08%
3 month LIBOR	London Interbank Offered Rate	1.91%

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps (a)	$—	$(1,366)	$60,543	$(214,806)	$—
OTC Swaps	218	(169)	5,260	(2,554)	—
Options Written	N/A	N/A	23,639	(10,975)	(29,847)

(a)	Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

126	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock U.S. Government Bond Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts (a)	$—	$—	$—	$—	$27,324	$—	$27,324
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	66,448	—	—	66,448
Options purchased
Investments at value — unaffiliated (b)	—	—	—	5,366	31,179	—	36,545
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps (a)	—	—	—	—	60,543	—	60,543
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	218	—	—	5,260	—	5,478

	$—	$218	$—	$71,814	$124,306	$—	$196,338

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts (a)	—	—	—	—	2,964	—	2,964
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	28,017	—	—	28,017
Options written
Options written at value	—	—	—	1,760	28,087	—	29,847
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps (a)	—	—	—	—	214,806	—	214,806
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	1,158	—	—	1,565	—	2,723

	$—	$1,158	$—	$29,777	$247,422	$—	$278,357

(a)	Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any,are reported in the Schedule of Investments.In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).
(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the year ended December 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$86,608	$—	$86,608
Forward foreign currency exchange contracts	—	—	—	(27,677)	—	—	(27,677)
Options purchased (a)	—	—	—	(29,471)	(8,201)	—	(37,672)
Options written	—	—	—	8,643	69,393	—	78,036
Swaps	—	(5,910)	—	—	(128,057)	(25,126)	(159,093)

	$—	$(5,910)	$—	$(48,505)	$19,743	$(25,126)	$(59,798)

Net Change in Unrealized Appreciation
(Depreciation) on:
Futures contracts	—	—	—	—	(60,259)	—	(60,259)
Forward foreign currency exchange contracts	—	—	—	1,160	—	—	1,160
Options purchased (b)	—	—	—	1,501	(75,175)	—	(73,674)
Options written	—	—	—	(487)	79,350	—	78,863
Swaps	—	(3,765)	—	—	(82,279)	(891)	(86,935)

	$—	$(3,765)	$—	$2,174	$(138,363)	$(891)	$(140,845)

(a) Options purchased are included in net realized gain (loss) from investments — unaffiliated.

(b) Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

SCHEDULES OF INVESTMENTS	127

Schedule of Investments (continued) December 31, 2019	BlackRock U.S. Government Bond Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$18,914,586
Average notional value of contracts — short	4,654,753
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	1,670,555
Average amounts sold — in USD	1,563,757
Options:
Average value of option contracts purchased	6,841
Average value of option contracts written	14,265
Average notional value of swaption contracts purchased	6,214,750
Average notional value of swaption contracts written	7,904,250
Credit default swaps:
Average notional value — buy protection	99,162
Interest rate swaps:
Average notional value — pays fixed rate	8,190,437
Average notional value — receives fixed rate	6,480,579
Inflation swaps:
Average notional value — pays fixed rate	1,304,341
Average notional value — receives fixed rate	1,227,763

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$9,293	$1,599
Forward foreign currency exchange contracts	66,448	28,017
Options (a)	36,545	29,847
Swaps — Centrally cleared	5,995	—
Swaps — OTC (b)	5,478	2,723

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$123,759	$62,186
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(16,725)	(3,181)

Total derivative assets and liabilities subject to an MNA	$107,034	$59,005

(a)	Includes options purchased at value which is included in Investments at value –unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Bank of America NA	$10,689	$(627)	$—	$—	$10,062
BNP Paribas SA	931	(410)	—	—	521
Citibank NA	34,973	(29,508)	—	—	5,465
Credit Suisse International	747	(747)	—	—	—
Deutsche Bank AG	33,634	(856)	—	—	32,778
HSBC Bank plc	15,274	(2,540)	—	—	12,734
JPMorgan Chase Bank NA	6,514	(6,514)	—	—	—
Morgan Stanley & Co. International plc	2,279	(2,279)	—	—	—
Natwest Markets plc	547	—	—	—	547
UBS AG	1,446	—	—	—	1,446

	$107,034	$(43,481)	$—	$—	$63,553

128	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock U.S. Government Bond Portfolio

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)
Bank of America NA	$627	$(627)	$—	$—	$—
BNP Paribas SA	410	(410)	—	—	—
Citibank NA	29,508	(29,508)	—	—	—
Credit Suisse International	2,724	(747)	—	—	1,977
Deutsche Bank AG	856	(856)	—	—	—
Goldman Sachs International	456	—	—	—	456
HSBC Bank plc	2,540	(2,540)	—	—	—
JPMorgan Chase Bank NA	19,399	(6,514)	—	—	12,885
Morgan Stanley & Co. International plc	2,485	(2,279)	—	—	206

	$59,005	$(43,481)	$—	$—	$15,524

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments (a)	$—	$69,514,556	$—	$69,514,556
Short-Term Securities:
Foreign Government Obligations (a)	—	1,110,264	—	1,110,264
Money Market Funds	1,252,378	—	—	1,252,378
U.S. Government Sponsored Agency Securities	—	6,987,882	—	6,987,882
Options Purchased:
Foreign currency exchange contracts	—	5,366	—	5,366
Interest rate contracts	1,437	29,742	—	31,179
Liabilities:
Investments:
TBA Sale Commitments	—	(4,424,928)	—	(4,424,928)

	$1,253,815	$73,222,882	$—	$74,476,697

Derivative Financial Instruments (b)
Assets:
Foreign currency exchange contracts	$—	$66,448	$—	$66,448
Interest rate contracts	27,324	65,803	—	93,127
Liabilities:
Credit contracts	—	(989)	—	(989)
Foreign currency exchange contracts	—	(29,777)	—	(29,777)
Interest rate contracts	(4,546)	(242,876)	—	(247,422)

	$22,778	$(141,391)	$—	$(118,613)

(a)	See above Schedule of Investments for values in each security type or country.
(b)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, Reverse Repurchase Agreements of $15,074,824 are categorized as Level 2 within the disclosure hierarchy.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	129

Statements of Assets and Liabilities

December 31, 2019

	BlackRock Advantage Large Cap Core Portfolio	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio (a)

ASSETS
Investments at value — unaffiliated (b)(c)	$187,395,490	$537,657,324	$195,836,799	$188,339,687
Investments at value — affiliated (d)	9,428,270	26,100,099	4,943,190	4,286,006
Cash	—	—	31	505,541
Cash pledged:
Futures contracts	70,000	382,000	—	179,000
Centrally cleared swaps	—	99,182	—	160,000
Foreign currency at value (e)	—	1,070,198	5	26,827
Receivables:
Investments sold	—	16,608,404	—	1,187,689
Securities lending income — affiliated	2,464	3,875	1,119	925
TBA sale commitments	—	7,040,284	—	—
Capital shares sold	—	242	90	—
Dividends — affiliated	2,007	14,720	1,332	888
Dividends — unaffiliated	220,297	383,852	48,846	140,779
Interest — unaffiliated	—	1,195,575	—	289,660
From the Manager	—	—	1,608	316
Variation margin on futures contracts	4,065	62,580	—	33,800
Variation margin on centrally cleared swaps	—	13	—	10,314
Swap premiums paid	—	56,195	—	—
Unrealized appreciation on:
Forward foreign currency exchange contracts	—	229,162	—	576,675
OTC swaps	—	42,870	—	23,419
Prepaid expenses	1,780	4,870	1,821	1,832
Other assets	—	2,845	—	—

Total assets	197,124,373	590,954,290	200,834,841	195,763,358

LIABILITIES
Investments sold short, at value (f)	—	—	—	391,172
Borrowed bonds at value (g)	—	2,849,605	—	—
Cash collateral on securities loaned at value	7,956,954	15,393,766	4,711,900	2,541,311
Options written at value (h)	—	17,756	—	350,997
TBA sale commitments at value (i)	—	7,040,983	—	—
Reverse repurchase agreements at value	—	997,548	—	—
Payables:
Investments purchased	—	63,233,570	—	5,958,022
Swaps	—	—	—	1,709
Accounting services fees	13,227	29,411	13,280	29,510
Capital shares redeemed	3,675	6,825	5,826	71,032
Custodian fees	18,863	47,573	4,325	149,533
Deferred foreign capital gain tax	—	—	—	46,140
Interest expense	—	11,258	—	—
Investment advisory fees	58,507	155,302	60,581	47,773
Directors’ and Officer’s fees	596	243	628	604
Other affiliates	1,103	3,000	1,128	1,131
Printing fees	27,312	14,875	12,807	12,352
Professional fees	35,627	41,683	22,911	61,721
Transfer agent fees	60,658	168,920	63,071	60,982
Other accrued expenses	40,906	34,020	453	42,145
Variation margin on futures contracts	—	56,343	—	6,589
Swap premiums received	—	11,939	—	7,721
Unrealized depreciation on:
Forward foreign currency exchange contracts	—	137,706	—	288,931
OTC swaps	—	79,708	—	111,669

Total liabilities	8,217,428	90,332,034	4,896,910	10,181,044

NET ASSETS	$188,906,945	$500,622,256	$195,937,931	$185,582,314

See notes to financial statements.

130	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities   (continued)

December 31, 2019

	BlackRock Advantage Large Cap Core Portfolio	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio (a)
NET ASSETS CONSIST OF
Paid-in capital	$165,829,336	$461,527,736	$129,249,739	$168,345,410
Accumulated earnings	23,077,609	39,094,520	66,688,192	17,236,904

NET ASSETS	$188,906,945	$500,622,256	$195,937,931	$185,582,314

Share outstanding, $0.10 par value (j)	7,904,510	31,559,108	4,515,688	11,574,095

Net asset value, offering and redemption price per share	$23.90	$15.86	$43.39	$16.03

(a) Consolidated Statement of Assets and Liabilities
(b) Investments at cost — unaffiliated	$166,001,786	$500,306,140	$130,922,711	$172,225,480
(c) Securities loaned at value	$7,576,163	$14,848,795	$4,621,707	$2,516,471
(d) Investments at cost — affiliated	$9,428,270	$26,112,215	$4,943,170	$4,264,476
(e) Foreign currency at cost	$—	$1,064,928	$5	$26,493
(f) Proceeds received from investments sold short at value — unaffiliated	$—	$—	$—	$385,233
(g) Proceeds received from borrowed bonds	$—	$2,858,390	$—	$—
(h) Premiums received	$—	$64,142	$—	$490,394
(i) Proceeds from TBA sale commitments	$—	$7,040,284	$—	$—
(j) Authorized shares	100 million	300 million	100 million	100 million

See notes to financial statements.

FINANCIAL STATEMENTS	131

Statements of Assets and Liabilities   (continued)

December 31, 2019

	BlackRock Government Money Market Portfolio	BlackRock High Yield Portfolio	BlackRock U.S. Government Bond Portfolio

ASSETS
Investments at value — unaffiliated (a)	$74,826,925	$30,429,545	$77,683,785
Investments at value — affiliated (b)	—	226,951	1,217,840
Cash	3,061,319	—	—
Cash pledged:
Futures contracts	—	—	58,540
Centrally cleared swaps	—	—	77,000
Foreign currency at value (c)	—	693	132,467
Repurchase agreements at value — unaffiliated (d)	34,650,000	—	—
Receivables:
Investments sold	—	55,844	2,385,917
TBA sale commitments	—	—	4,426,412
Capital shares sold	7,294	—	1,720
Dividends — affiliated	—	672	1,452
Dividends — unaffiliated	—	1,052	29,521
Interest — unaffiliated	69,220	443,756	269,235
From the Manager	—	—	3,609
Investment adviser	—	—	2,818
Variation margin on futures contracts	—	—	9,293
Variation margin on centrally cleared swaps	—	—	5,995
Swap premiums paid	—	131	218
Unrealized appreciation on:
Forward foreign currency exchange contracts	—	61	66,448
OTC swaps	—	811	5,260
Unfunded floating rate loan interests	—	1,628	—
Prepaid expenses	1,222	541	986
Other assets	256	351	7,944

Total assets	112,616,236	31,162,036	86,386,460

LIABILITIES
Bank overdraft	—	2,516	3,772
Options written at value (e)	—	1,117	29,847
TBA sale commitments at value (f)	—	—	4,424,928
Reverse repurchase agreements at value	—	—	15,074,824
Payables:
Investments purchased	—	238,495	12,261,187
Accounting services fees	17,841	25,084	21,728
Capital shares redeemed	15,878	344	680
Custodian fees	4,968	9,556	15,410
Income dividend distributions	—	133,495	107,889
Investment advisory fees	33,360	819	—
Directors’ and Officer’s fees	565	5,410	4,838
Other affiliates	775	188	335
Printing fees	12,688	7,539	8,310
Professional fees	36,065	34,241	46,233
Registration fees	2,933	—	229
To the Manager	—	6,037	—
Transfer agent fees	36,901	7,360	12,405
Other accrued expenses	—	5,918	8,419
Variation margin on futures contracts	—	—	1,599
Swap premiums received	—	1,358	169
Unrealized depreciation on:
Forward foreign currency exchange contracts	—	473	28,017
OTC swaps	—	9,356	2,554

Total liabilities	161,974	489,306	32,053,373

NET ASSETS	$112,454,262	$30,672,730	$54,333,087

See notes to financial statements.

132	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities   (continued)

December 31, 2019

	BlackRock Government Money Market Portfolio	BlackRock High Yield Portfolio	BlackRock U.S. Government Bond Portfolio
NET ASSETS CONSIST OF
Paid-in capital	$112,450,944	$32,106,022	$55,869,904
Accumulated earnings (loss)	3,318	(1,433,292)	(1,536,817)

NET ASSETS	$112,454,262	$30,672,730	$54,333,087

Share outstanding, $0.10 par value (g)	112,450,950	5,645,656	4,934,611

Net asset value	$1.00	$5.43	$11.01

(a) Investments at cost — unaffiliated	$74,826,925	$29,477,942	$76,430,989
(b) Investments at cost — affiliated	$—	$226,951	$1,217,840
(c) Foreign currency at cost	$—	$682	$131,856
(d) Repurchase agreements at cost — unaffiliated	$34,650,000	$—	$—
(e) Premiums received	$—	$1,090	$42,511
(f) Proceeds from TBA sale commitments	$—	$—	$4,426,412
(g) Authorized shares	2 billion	100 million	100 million

See notes to financial statements.

FINANCIAL STATEMENTS	133

Statements of Operations

Year Ended December 31, 2019

	BlackRock Advantage Large Cap Core Portfolio	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio (a)

INVESTMENT INCOME
Dividends — affiliated	$34,097	$293,725	$21,595	$25,548
Dividends — unaffiliated	3,561,283	5,798,659	1,094,109	2,531,878
Interest — unaffiliated	8,037	6,555,485	443	1,729,251
Securities lending income — affiliated — net	25,203	44,708	14,830	9,790
Foreign taxes withheld	—	(18,186)	(179)	(145,195)

Total investment income	3,628,620	12,674,391	1,130,798	4,151,272

EXPENSES
Investment advisory	665,362	1,802,009	687,779	671,215
Transfer agent	243,938	683,894	256,007	265,511
Accounting services	52,592	114,314	53,202	104,578
Professional	47,691	64,069	42,962	69,963
Custodian	44,443	111,097	11,127	275,271
Directors and Officer	9,723	12,987	9,750	9,749
Printing	8,249	66	1,896	2,303
Pricing	861	65,484	884	19,569
Registration	496	496	496	496
Board realignment and consolidation	191	223	190	194
Miscellaneous	6,940	24,616	5,217	13,278

Total expenses excluding dividend expense and interest expense	1,080,486	2,879,255	1,069,510	1,432,127
Dividend expense — unaffiliated	—	—	—	4,356
Interest expense	—	172,114	—	—

Total expenses	1,080,486	3,051,369	1,069,510	1,436,483

Less:
Transfer agent fees waived and/or reimbursed	(182,684)	(492,092)	(176,617)	(260,375)
Fees waived and/or reimbursed by the Manager	(1,290)	(9,068)	(744)	(139,423)

Total expenses after fees waived and/or reimbursed	896,512	2,550,209	892,149	1,036,685

Net investment income	2,732,108	10,124,182	238,649	3,114,587

134	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations   (continued)

Year Ended December 31, 2019

	BlackRock Advantage Large Cap Core Portfolio	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio (a)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	$810	$(22,139)	$(328)	$(138,897)
Investments — unaffiliated (b)	12,341,674	25,248,918	21,359,204	6,469,176
Borrowed bonds	—	7,367	—	—
Capital gain distributions from investment companies — affiliated	4	—	—	—
Forward foreign currency exchange contracts	—	(1,021,129)	—	(70,029)
Foreign currency transactions	—	32,760	(88)	(121,783)
Futures contracts	437,768	6,576,260	—	(1,062,226)
Options written	—	200,975	—	568,808
Short sales — unaffiliated	—	(459,007)	—	48,802
Swaps	—	(192,566)	—	(69,434)

	12,780,256	30,371,439	21,358,788	5,624,417

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	257	51,089	119	150,703
Investments — unaffiliated (c)	29,548,124	54,820,520	29,740,764	20,722,612
Borrowed bonds	—	92,700	—	—
Forward foreign currency exchange contracts	—	308,819	—	306,140
Foreign currency translations	—	8,397	—	4,182
Futures contracts	48,472	335,859	—	(117,124)
Options written	—	73,981	—	614,551
Short sales — unaffiliated	—	—	—	(111,503)
Swaps	—	(72,443)	—	(372,179)

	29,596,853	55,618,922	29,740,883	21,197,382

Net realized and unrealized gain	42,377,109	85,990,361	51,099,671	26,821,799

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$45,109,217	$96,114,543	$51,338,320	$29,936,386

(a) Consolidated Statement of Operations.

(b) Net of foreign capital gain tax	$—	$—	$—	$(496)

(c) Net of foreign capital gain tax	$—	$—	$—	$(31,381)

See notes to financial statements.

FINANCIAL STATEMENTS	135

Statements of Operations   (continued)

Year Ended December 31, 2019

	BlackRock Government Money Market Portfolio	BlackRock High Yield Portfolio	BlackRock U.S. Government Bond Portfolio

INVESTMENT INCOME
Dividends — affiliated	$—	$11,529	$34,081
Dividends — unaffiliated	—	19,267	556
Interest — unaffiliated	2,716,883	1,855,545	1,877,297
Foreign taxes withheld	—	—	(83)

Total investment income	2,716,883	1,886,341	1,911,851

EXPENSES
Investment advisory	443,639	111,619	204,150
Transfer agent	171,898	47,191	83,714
Professional	56,295	45,557	75,269
Accounting services	37,618	102,098	87,939
Custodian	11,339	24,562	37,093
Directors and Officer	9,174	4,002	4,079
Pricing	1,894	9,686	25,336
Printing	1,653	1,761	1,316
Registration	594	496	8
Board realignment and consolidation	184	—	—
Miscellaneous	7,167	319	1,190

Total expenses excluding interest expense	741,455	347,291	520,094
Interest expense	—	—	286,985

Total expenses	741,455	347,291	807,079

Less:
Transfer agent fees waived and/or reimbursed	(146,275)	(42,182)	(78,714)
Fees waived and/or reimbursed by the Manager	(1,961)	(154,564)	(166,074)

Total expenses after fees waived and/or reimbursed	593,219	150,545	562,291

Net investment income	2,123,664	1,735,796	1,349,560

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	$2,436	$(366,076)	$607,930
Forward foreign currency exchange contracts	—	(6,084)	(27,677)
Foreign currency transactions	—	(2,563)	(695)
Futures contracts	—	(18,371)	86,608
Options written	—	12,309	78,036
Swaps	—	3,927	(159,093)
Unfunded floating rate loan interests	—	(59)	—

	2,436	(376,917)	585,109

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	—	2,830,544	1,706,465
Forward foreign currency exchange contracts	—	(2,080)	1,160
Foreign currency translations	—	107	1,047
Futures contracts	—	(7,936)	(60,259)
Options written	—	(27)	78,863
Swaps	—	494	(86,935)
Unfunded floating rate loan interests	—	1,702	—

	—	2,822,804	1,640,341

Net realized and unrealized gain	2,436	2,445,887	2,225,450

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,126,100	$4,181,683	$3,575,010

See notes to financial statements.

136	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Advantage Large Cap Core Portfolio		BlackRock Balanced Capital Portfolio
	Year Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,732,108	$2,822,846	$10,124,182	$9,965,998
Net realized gain	12,780,256	16,137,962	30,371,439	22,772,515
Net change in unrealized appreciation (depreciation)	29,596,853	(26,786,954)	55,618,922	(44,159,263)

Net increase (decrease) in net assets resulting from operations	45,109,217	(7,826,146)	96,114,543	(11,420,750)

DISTRIBUTIONS TO SHAREHOLDERS (a)
Decrease in net assets resulting from distributions to shareholders	(11,852,191)	(23,736,716)	(34,979,827)	(42,865,047)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(5,763,171)	5,438,391	(13,542,103)	(3,877,300)

NET ASSETS
Total increase (decrease) in net assets	27,493,855	(26,124,471)	47,592,613	(58,163,097)
Beginning of year	161,413,090	187,537,561	453,029,643	511,192,740

End of year	$188,906,945	$161,413,090	$500,622,256	$453,029,643

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	137

Statements of Changes in Net Assets  (continued)

	BlackRock Capital Appreciation Portfolio		BlackRock Global Allocation Portfolio (a)
	Year Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$238,649	$600,639	$3,114,587	$3,316,506
Net realized gain	21,358,788	17,304,152	5,624,417	7,208,688
Net change in unrealized appreciation (depreciation)	29,740,883	(12,615,210)	21,197,382	(24,402,580)

Net increase (decrease) in net assets resulting from operations	51,338,320	5,289,581	29,936,386	(13,877,386)

DISTRIBUTIONS TO SHAREHOLDERS (b)
Decrease in net assets resulting from distributions to shareholders	(21,012,661)	(19,636,188)	(8,154,274)	(12,321,000)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	2,746,206	6,382,954	(10,182,860)	(11,373,660)

NET ASSETS
Total increase (decrease) in net assets	33,071,865	(7,963,653)	11,599,252	(37,572,046)
Beginning of year	162,866,066	170,829,719	173,983,062	211,555,108

End of year	$195,937,931	$162,866,066	$185,582,314	$173,983,062

(a)	Consolidated Statements of Changes in Net Assets.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

138	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	BlackRock Government Money Market Portfolio		BlackRock High Yield Portfolio
	Year Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,123,664	$1,777,250	$1,735,796	$1,689,719
Net realized gain (loss)	2,436	715	(376,917)	(54,903)
Net change in unrealized appreciation (depreciation)	—	—	2,822,804	(2,321,215)

Net increase (decrease) in net assets resulting from operations	2,126,100	1,777,965	4,181,683	(686,399)

DISTRIBUTIONS TO SHAREHOLDERS (a)
From net investment income	(2,123,664)	(1,777,250)	(1,741,887)	(1,697,206)
From return of capital	—	—	—	(8,797)

Decrease in net assets resulting from distributions to shareholders	(2,123,664)	(1,777,250)	(1,741,887)	(1,706,003)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(18,908,774)	24,060,474	1,165,075	(2,544,915)

NET ASSETS
Total increase (decrease) in net assets	(18,906,338)	24,061,189	3,604,871	(4,937,317)
Beginning of year	131,360,600	107,299,411	27,067,859	32,005,176

End of year	$112,454,262	$131,360,600	$30,672,730	$27,067,859

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	139

Statements of Changes in Net Assets   (continued)

	BlackRock U.S. Government Bond Portfolio
	Year Ended December 31,
	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,349,560	$1,327,765
Net realized gain (loss)	585,109	(594,270)
Net change in unrealized appreciation (depreciation)	1,640,341	(279,489)

Net increase in net assets resulting from operations	3,575,010	454,006

DISTRIBUTIONS TO SHAREHOLDERS (a)
Decrease in net assets resulting from distributions to shareholders	(1,423,246)	(1,565,228)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(1,759,775)	472,083

NET ASSETS
Total increase (decrease) in net assets	391,989	(639,139)
Beginning of year	53,941,098	54,580,237

End of year	$54,333,087	$53,941,098

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

140	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Cash Flows

Year Ended December 31, 2019

BlackRock U.S. Government Bond Portfolio

CASH PROVIDED BY OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$3,575,010
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments and principal paydowns	429,906,518
Purchases of long-term investments	(422,872,970)
Net purchases of short-term securities	(7,252,971)
Amortization of premium and accretion of discount on investments	(73,245)
Premiums received from options written	210,412
Premiums paid on closing options written	(137,680)
Net realized (gain) loss on investments and options written	(685,966)
Net unrealized (appreciation) depreciation on investments, options written, forward foreign currency exchange contracts, foreign currency translations and swaps	(1,785,420)

(Increase) Decrease in Assets:
Receivables:
Dividends — affiliated	179
Dividends — unaffiliated	(4,517)
Interest — unaffiliated	36,792
From the Manager	176,457
Investment adviser	1,383
Variation margin on futures contracts	12,965
Variation margin on centrally cleared swaps	(5,995)
Swap premiums paid	3,020
Prepaid expenses	(930)
Other assets	2,857

Increase (Decrease) in Liabilities:
Payables:
Accounting services fees	10,890
Board realignment and consolidation	(178,843)
Custodian fees	3,067
Interest expense and fees	(400)
Directors’ and Officer’s fees	1,398
Other affiliates	193
Printing fees	(9,826)
Professional fees	35,894
Registration fees	229
Transfer agent fees	(19,026)
Variation margin on futures contracts	(5,192)
Variation margin on centrally cleared swaps	(7,462)
Other accrued expenses	(18,637)
Swap premiums received	(19)

Net cash provided by operating activities	918,165

CASH USED FOR FINANCING ACTIVITIES
Cash dividends paid to shareholders	(1)
Payments on redemption of capital shares	(8,498,391)
Proceeds from issuance of capital shares	5,046,794
Net borrowing of reverse repurchase agreements	2,427,930
Increase in bank overdraft	2,666

Net cash used for financing activities	(1,021,002)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	963

CASH AND FOREIGN CURRENCY
Net decrease in restricted and unrestricted cash and foreign currency	(101,874)
Restricted and unrestricted cash and foreign currency at beginning of year	369,881

Restricted and unrestricted cash and foreign currency at end of year	$268,007

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$287,385

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of dividends and distributions paid to shareholders	$1,430,787

FINANCIAL STATEMENTS	141

Statement of Cash Flows   (continued)

Year Ended December 31, 2019

	Year Ended December 31,
	2019	2018

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY TO THE STATEMENTS OF ASSETS AND LIABILITIES:
Cash pledged:
Futures contracts	58,540	84,540
Centrally cleared swaps	77,000	145,000
Foreign currency at value	132,467	140,341

	$268,007	$369,881

See notes to financial statements.

142	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core Portfolio
	Year Ended December 31,
	2019	2018		2017	2016	2015

Net asset value, beginning of year	$19.76	$24.31		$27.15	$26.53	$28.11

Net investment income (a)	0.35	0.38	(b)	0.40	0.36	0.32
Net realized and unrealized gain (loss)	5.38	(1.62)		5.58	2.47	(0.15)

Net increase (decrease) from investment operations	5.73	(1.24)		5.98	2.83	0.17

Distributions (c)
From net investment income	(0.34)	(0.39)		(0.41)	(0.37)	(0.33)
From net realized gain	(1.25)	(2.92)		(8.41)	(1.84)	(1.42)

Total distributions	(1.59)	(3.31)		(8.82)	(2.21)	(1.75)

Net asset value, end of year	$23.90	$19.76		$24.31	$27.15	$26.53

Total Return (d)
Based on net asset value	29.09%	(5.11)%		22.24%	10.69%	0.60%

Ratios to Average Net Assets
Total expenses	0.60%	0.63%		0.63%	0.60%	0.60%

Total expenses after fees waived and/or reimbursed	0.50%	0.50%		0.50%	0.50%	0.50%

Net investment income	1.52%	1.51	%(b)	1.35%	1.36%	1.14%

Supplemental Data
Net assets, end of year (000)	$188,907	$161,413		$187,538	$167,987	$169,173

Portfolio turnover rate	131%	151%		154%	48%	31%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.01 per share and 0.06%, respectively, resulting from a non-recurring dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	143

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Balanced Capital Portfolio
	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$13.97	$15.81	$16.87	$16.74	$17.81

Net investment income (a)	0.33	0.32	0.31	0.29	0.28
Net realized and unrealized gain (loss)	2.75	(0.73)	2.14	1.16	(0.19)

Net increase (decrease) from investment operations	3.08	(0.41)	2.45	1.45	0.09

Distributions (b)
From net investment income	(0.33)	(0.31)	(0.34)	(0.30)	(0.30)
From net realized gain	(0.86)	(1.12)	(3.17)	(1.02)	(0.86)

Total distributions	(1.19)	(1.43)	(3.51)	(1.32)	(1.16)

Net asset value, end of year	$15.86	$13.97	$15.81	$16.87	$16.74

Total Return (c)
Based on net asset value	22.06%	(2.66)%	14.59%	8.65%	0.52%

Ratios to Average Net Assets (d)
Total expenses	0.63%	0.64%	0.66%	0.62%	0.61%

Total expenses after fees waived and/or reimbursed	0.52%	0.52%	0.53%	0.52%	0.50%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.49%	0.49%	0.49%	0.49%	0.49%

Net investment income	2.08%	1.98%	1.75%	1.72%	1.54%

Supplemental Data
Net assets, end of year (000)	$500,622	$453,030	$511,193	$490,442	$499,439

Portfolio turnover rate (e)	320%	280%	332%	264%	340%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

(d) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015

Investments in underlying funds	—%	0.02%	0.01%	0.01%	—%

(e) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:
	Year Ended December 31,
	2019	2018	2017	2016	2015

Portfolio turnover rate (excluding MDRs)	228%	211%	248%	188%	240%

See notes to financial statements.

144	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Capital Appreciation Portfolio

	Year Ended December 31,
	2019	2018		2017		2016		2015

Net asset value, beginning of year	$36.63	$40.56		$33.61		$34.32		$34.75

Net investment income (a)	0.06	0.15	(b)	0.12	(c)	0.07	(d)	0.05
Net realized and unrealized gain	11.86	0.83		11.11		0.07		2.45

Net increase from investment operations	11.92	0.98		11.23		0.14		2.50

Distributions (e)
From net investment income	(0.05)	(0.14)		(0.12)		(0.08)		(0.05)
From net realized gain	(5.11)	(4.77)		(4.16)		(0.77)		(2.88)

Total distributions	(5.16)	(4.91)		(4.28)		(0.85)		(2.93)

Net asset value, end of year	$43.39	$36.63		$40.56		$33.61		$34.32

Total Return (f)
Based on net asset value	32.79%	2.42%		33.62%		0.40%		7.09%

Ratios to Average Net Assets
Total expenses	0.58%	0.59	%(g)	0.60%		0.62%		0.61%

Total expenses after fees waived and/or reimbursed	0.48%	0.49	%(g)	0.51%		0.53%		0.51%

Net investment income	0.13%	0.33	%(b)(g)	0.29	%(c)	0.21	%(d)	0.14%

Supplemental Data
Net assets, end of year (000)	$195,938	$162,866		$170,830		$139,019		$156,722

Portfolio turnover rate	42%	45%		48%		86%		71%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.10 per share and 0.22%, respectively, resulting from a non-recurring dividend.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.04 per share and 0.09%, respectively, resulting from a non-recurring dividend.
(d)	Net investment income per share and the ratio of net investment income to average net assets includes $0.03 per share and 0.08%, respectively, resulting from a non-recurring dividend.
(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	145

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Global Allocation Portfolio (a)

	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$14.20	$16.42	$14.60	$14.25	$15.55

Net investment income (b)	0.27	0.27	0.25	0.23	0.24
Net realized and unrealized gain (loss)	2.28	(1.44)	1.80	0.37	(0.35)

Net increase (decrease) from investment operations	2.55	(1.17)	2.05	0.60	(0.11)

Distributions (c)
From net investment income	(0.24)	(0.24)	(0.23)	(0.25)	(0.30)
From net realized gain	(0.48)	(0.81)	—	—	(0.89)
From return of capital	—	—	—	—	(0.00)(d)

Total distributions	(0.72)	(1.05)	(0.23)	(0.25)	(1.19)

Net asset value, end of year	$16.03	$14.20	$16.42	$14.60	$14.25

Total Return (e)
Based on net asset value	18.05%	(7.27)%	14.05%	4.17%	(0.74)%

Ratios to Average Net Assets (f)
Total expenses	0.79%	0.78%	0.79%	0.83%	0.77%

Total expenses after fees waived and/or reimbursed	0.57%	0.58%	0.58%	0.58%	0.58%

Total expenses after fees waived and/or reimbursed and excluding dividend expense, broker fees and expenses on short sales, interest expense and stock loan fees	0.57%	0.57%	0.57%	0.57%	0.57%

Net investment income	1.72%	1.67%	1.56%	1.62%	1.52%

Supplemental Data
Net assets, end of year (000)	$185,582	$173,983	$211,555	$206,525	$229,649

Portfolio turnover rate	207%	145%	129%	134%	89%(g)

(a) Consolidated Financial Highlights.

(b) Based on average shares outstanding.

(c)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d) Amount is greater than $(0.005) per share.

(e) Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

(f)  Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015

Investments in underlying funds	—%	0.02%	0.01%	—%	—%

(g)	Includes mortgage dollar roll transactions (“MDRs”). Excluding MDRs, the portfolio turnover rate would have been 87%.

See notes to financial statements.

146	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Government Money Market Portfolio

	Year Ended December 31,
	2019		2018		2017		2016		2015

Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income	0.0177		0.0139		0.0044		0.0000	(a)	0.0000(a)
Net realized gain	0.0000	(a)	0.0000	(a)	0.0000	(a)	0.0000	(a)	0.0001

Net increase from investment operations	0.0177		0.0139		0.0044		0.0000		0.0001

Distributions (b)
From net investment income	(0.0177)		(0.0139)		(0.0044)		(0.0000)	(c)	(0.0000)(c)
From net realized gain	(0.0000)	(c)	—		(0.0000)	(c)	(0.0000)	(c)	(0.0001)

Total distributions	(0.0177)		(0.0139)		(0.0044)		(0.0000)		(0.0001)

Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00

Total Return (d)
Based on net asset value	1.78%		1.41%		0.45%		0.00%		0.01%

Ratios to Average Net Assets
Total expenses	0.62%		0.64%		0.70%		0.54%		0.54%

Total expenses after fees waived and/or reimbursed	0.50%		0.50%		0.50%		0.42%		0.22%

Net investment income	1.77%		1.41%		0.44%		0.00%		0.00%

Supplemental Data
Net assets, end of year (000)	$112,454		$131,361		$107,299		$122,057		$125,641

(a)	Amount is less than $0.00005 per share.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.00005) per share.
(d)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	147

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock High Yield Portfolio

	Year Ended December 31,
	2019	2018		2017	2016		2015

Net asset value, beginning of year	$5.00	$5.42		$5.31	$4.91		$5.44

Net investment income (a)	0.31	0.30		0.30	0.29		0.28
Net realized and unrealized gain (loss)	0.43	(0.42)		0.12	0.40		(0.52)

Net increase (decrease) from investment operations	0.74	(0.12)		0.42	0.69		(0.24)

Distributions (b)
From net investment income	(0.31)	(0.30)		(0.31)	(0.29)		(0.29)
From return of capital	—	(0.00)	(c)	—	—		—

Total distributions	(0.31)	(0.30)		(0.31)	(0.29)		(0.29)

Net asset value, end of year	$5.43	$5.00		$5.42	$5.31		$4.91

Total Return (d)
Based on net asset value	15.04%	(2.31)%	(e)	7.95%	14.43%		(4.65)%

Ratios to Average Net Assets
Total expenses	1.15%	1.98%		1.34%	0.99%	(f)	0.91%

Total expenses after fees waived and/or reimbursed	0.50%	0.50%		0.50%	0.50%	(f)	0.50%

Net investment income	5.76%	5.66%		5.53%	5.64%	(f)	5.30%

Supplemental Data
Net assets, end of year (000)	$30,673	$27,068		$32,005	$33,794		$31,788

Portfolio turnover rate	74%	67%		73%	101%		84%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

See notes to financial statements.

148	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock U.S. Government Bond Portfolio

	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$10.58	$10.80	$10.86	$10.90	$11.07

Net investment income (a)	0.27	0.25	0.21	0.17	0.17
Net realized and unrealized gain (loss)	0.44	(0.17)	(0.02)	0.00 (b)	(0.11)

Net increase from investment operations	0.71	0.08	0.19	0.17	0.06

Distributions from net investment income (c)	(0.28)	(0.30)	(0.25)	(0.21)	(0.23)

Net asset value, end of year	$11.01	$10.58	$10.80	$10.86	$10.90

Total Return (d)
Based on net asset value	6.78%	0.77%	1.72%	1.54%	0.54%

Ratios to Average Net Assets (e)
Total expenses	1.47%	1.69%	1.15%	0.94%	0.81%

Total expenses after fees waived and/or reimbursed	1.02%	0.86%	0.63%	0.59%	0.53%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.50%	0.50%	0.50%	0.50%	0.50%

Net investment income	2.45%	2.39%	1.89%	1.50%	1.58%

Supplemental Data
Net assets, end of year (000)	$54,333	$53,941	$54,580	$60,506	$66,263

Portfolio turnover rate (f)	658%	728%	1,058%	1,004%	1,421%

(a) Based on average shares outstanding.

(b) Amount is less than $0.005 per share.

(c)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d) Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

(e) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015

Investments in underlying funds	0.01%	0.01%	0.01%	—%	0.01%

(f) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:
	Year Ended December 31,
	2019	2018	2017	2016	2015

Portfolio turnover rate (excluding MDRs)	425%	434%	694%	631%	891%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	149

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Series Fund, Inc. (“Series Fund”) and BlackRock Series Fund II, Inc. (“Series Fund II” and together with Series Fund, the “Companies” and each, a “Company”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. Each Company is organized as a Maryland corporation and is comprised of the separate portfolios indicated below. Series Fund is comprised of 5 separate portfolios and Series Fund II is comprised of 2 separate portfolios. The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Company	Herein Referred To As	Diversification Classification
BlackRock Advantage Large Cap Core Portfolio	Series Fund	Advantage Large Cap Core	Diversified
BlackRock Balanced Capital Portfolio	Series Fund	Balanced Capital	Diversified
BlackRock Capital Appreciation Portfolio	Series Fund	Capital Appreciation	Diversified
BlackRock Global Allocation Portfolio	Series Fund	Global Allocation	Diversified
BlackRock Government Money Market Portfolio	Series Fund	Government Money Market	Diversified
BlackRock High Yield Portfolio	Series Fund II	High Yield	Diversified
BlackRock U.S. Government Bond Portfolio	Series Fund II	U.S. Government Bond	Diversified

The Funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts.

Advantage Large Cap Core, Balanced Capital, Capital Appreciation, Global Allocation and Government Money Market, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

High Yield and U.S Government Bond, together with certain other registered investment companies advised by the Manager or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

Government Money Market operates as a “government money market fund” under Rule 2a-7 under the 1940 Act. The Fund is not subject to liquidity fees or temporary suspensions of redemptions due to declines in the Fund’s weekly liquid assets.

Basis of Consolidation: The accompanying consolidated financial statements of Global Allocation include the accounts of BlackRock Cayman Global Allocation Portfolio I, Ltd. (the “Subsidiary”), which is a wholly-owned subsidiary of Global Allocation and primarily invests in commodity-related instruments and other derivatives. The Subsidiary enables Global Allocation to hold these commodity-related instruments and satisfy regulated investment company tax requirements. Global Allocation may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary as of period end were $5,635,560, which is 3.0% of Global Allocation’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to Global Allocation, except that the Subsidiary may invest without limitation in commodity-related instruments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed (the “trade dates”) .Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts, options written, swaps and short sales) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required

150	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: For Government Money Market, High Yield and U.S. Government Bond, distributions from net investment income are declared daily and paid monthly. For Advantage Large Cap Core, Balanced Capital, Capital Appreciation and Global Allocation, distributions from net investment income are declared and paid at least annually. For each Fund, distributions of capital gains are recorded on the ex-dividend date and made at least annually. Portions of return of capital distributions under U.S. GAAP may be taxed at ordinary income rates. The character of distributions is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. Realized net capital gains can be offset by capital losses carried forward from prior years. However, certain Funds have capital loss carryforwards from pre-2012 tax years that offset realized net capital gains but do not offset current earnings and profits. Consequently, if distributions in any tax year are less than the Fund’s current earnings and profits but greater than net investment income and net realized capital gains (taxable income), distributions in excess of taxable income are not treated as non-taxable return of capital, but rather may be taxable to shareholders at ordinary income rates. Under certain circumstances, taxable excess distributions could be significant. See Note 8, Income Tax Information, for the tax character of each Fund’s distributions paid during the year.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset Global Allocation’s ordinary income and/or capital gains for that year.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board of Directors of Series Fund II effective January 1, 2019, the directors who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of High Yield and U.S. Government Bond, as applicable. Deferred compensation liabilities are included in the Directors’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: The Funds have adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Funds have changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Funds applied the amendments on a modified retrospective basis beginning with the fiscal period ended December 31, 2019. The adjusted cost basis of securities at December 31, 2018, if applicable, are as follows:

Balanced Capital	$491,079,614
Global Allocation	180,617,794
High Yield	28,970,079
U.S. Government Bond	65,040,692

This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on accumulated earnings (loss) or the net asset value (“NAV”) of the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

Global Allocation has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. Global Allocation may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ (except Government Money Market) investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Boards of Directors of the Companies (each a” Board” and together the “Boards”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments. U.S. GAAP defines fair value as the price Government Money Market would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Government Money Market’s investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and, thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. Government Money Market seeks to maintain its NAV per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s (except Government Money Market) assets and liabilities:

NOTES TO FINANCIAL STATEMENTS	151

Notes to Financial Statements   (continued)

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Boards as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Boards or a committee thereof on a quarterly basis.

152	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of December 31, 2019, certain investments of the Funds were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

NOTES TO FINANCIAL STATEMENTS	153

Notes to Financial Statements   (continued)

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a” senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

154	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, certain funds may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, High Yield had the following unfunded floating rate loan interests:

Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
McDermott International, Inc., Term Loan	$14,309	$13,749	$14,581	$832
Triton Bidco, Term Loan B	33,099	32,437	33,233	796
Forward Commitments, When-Issued and Delayed Delivery Securities: Certain funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a fund may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a fund mitigate their counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non- cash collateral pledged by a fund, if any, is noted in the Schedules of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: Certain funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these

NOTES TO FINANCIAL STATEMENTS	155

Notes to Financial Statements   (continued)

transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Repurchase Agreements: Repurchase agreements are commitments to purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed upon repurchase amount. Repurchase agreements may be traded bilaterally, in a tri-party arrangement or may be centrally cleared through a sponsoring agent. Subject to the custodial undertaking associated with a tri-party repurchase arrangement and for centrally cleared repurchase agreements, a third party custodian maintains accounts to hold collateral for a fund and its counterparties. Typically, a fund and counterparty are not permitted to sell, re-pledge or use the collateral absent a default by the counterparty or a fund, respectively.

In the event the counterparty defaults and the fair value of the collateral declines, a fund could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by a fund under Master Repurchase Agreements (each, an “MRA”). The MRA permits a fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, a fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, a fund would recognize a liability with respect to such excess collateral. The liability reflects a fund’s obligation under bankruptcy law to return the excess to the counterparty.

Borrowed Bond Agreements: Repurchase agreements may be referred to as borrowed bond agreements when entered into in connection with short sales of bonds. In a borrowed bond agreement, a fund borrows a bond from a counterparty in exchange for cash collateral. The agreement contains a commitment that the security and the cash will be returned to the counterparty and a fund at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between a fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. A fund may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the year ended December 31, 2019, the average amount of reverse repurchase agreements and the daily weighted average interest rate for the Funds were as follows:

	Balanced Capital	U.S. Government Bond
Average Borrowings	$2,073,606	$12,575,058
Daily Weighted Average Interest Rate	2.11%	2.25%

Borrowed bond agreements and reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/ or posted to the counterparty and create one single net payment due to or from a fund. With borrowed bond agreements and reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency.Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty,a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

156	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

As of period end, the following table is a summary of the Funds’ open borrowed bond agreements and reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Borrowed Bond Agreements	(a)	Reverse Repurchase Agreements	Borrowed Bond at Value including Accrued Interest	(b)	Net Amount before Collateral	Non-cash Collateral Received	Cash Collateral Received	Fair Value of Non-cash Collateral Pledged Including Accrued Interest	(c)	Cash Collateral Pledged	Net Collateral (Received) / Pledged	Net Exposure Due (to) /from Counterparty	(d)
Balanced Capital
Bank of America Securities, Inc.	$2,861,094		$—	$(2,860,863)		$231	$—	$—	$—		$—	$—	$231
BNP Paribas SA	—		(997,548)	—		(997,548)	—	—	997,247		—	997,247	(301)

	$2,861,094		$(997,548)	$(2,860,863)		$(997,317)	$—	$—	$997,247		$—	$997,247	$(70)

(a)	Included in Investments at value — unaffiliated in the Statements of Assets and Liabilities.
(b)	Includes accrued interest on borrowed bonds in the amount of $11,258 which is included in interest expense payable in the Statements of Assets and Liabilities.
(c)

Net collateral, including accrued interest, with a value of $997,247 has been pledged in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

(d)	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest	(a)	Cash Collateral Pledged	Net Amount	(b)
U.S. Government Bond
Bank of America Securities, Inc.	$(10,142,309)	$10,134,518		$—	$(7,791)
J.P. Morgan Securities LLC	(4,932,515)	4,932,515		—	—

	$(15,074,824)	$15,067,033		$—	$(7,791)

(a)

Collateral with a value of $15,068,948 has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

(b)	Net amount represents the net amount payable due to the counterparty in the event of default.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

Short Sale Transactions (Borrowed Bonds): In short sale transactions, a fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the fixed-income security to the counterparty to which it sold the security short. An amount equal to the proceeds received by a fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A fund is required to repay the counterparty interest on the security sold short, which, if applicable, is included in interest expense in the Statements of Operations. A fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain is limited to the price at which a fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a fund will be able to close out a short position at a particular time or at an acceptable price.

Short Sale Transactions (Equities): In short sale transactions, a fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a fund makes a short sale, it will borrow the security sold short from a broker/counterparty and deliver the security to the purchaser. To close out a short position, a fund delivers the same security to the broker and records a liability to reflect the obligation to return the security to the broker. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. Cash deposited with the broker is recorded as an asset in the Statements of Assets and Liabilities. Securities segregated as collateral are denoted in the Schedules of Investments. A fund may pay a financing fee for the difference between the market value of the short position and the cash collateral deposited with the broker which would be recorded as interest expense. A fund is required to repay the counterparty any dividends received on the security sold short, which, if applicable, is shown as dividend expense in the Statements of Operations. A fund may pay a fee on the assets borrowed from the counterparty, which, if applicable, is shown as broker fees and expenses on short sales in the Statements of Operations. A fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. Again, limited to the price at which a fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a fund will be able to close out a short position at a particular time or at an acceptable price.

NOTES TO FINANCIAL STATEMENTS	157

Notes to Financial Statements   (continued)

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks and investment companies in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of each Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Advantage Large Cap Core
Citigroup Global Markets, Inc.	$1,057,850	$(1,057,850)	$—
Credit Suisse Securities (USA) LLC	1,092,119	(1,092,119)	—
Deutsche Bank Securities, Inc.	202,314	(202,314)	—
Goldman Sachs & Co.	559,569	(559,569)	—
JP Morgan Securities LLC	3,242,693	(3,242,693)	—
Morgan Stanley & Co. LLC	1,421,618	(1,421,618)	—

	$7,576,163	$(7,576,163)	$—

Balanced Capital
Citigroup Global Markets, Inc.	6,887,479	(6,887,479)	—
Credit Suisse Securities (USA) LLC	1,923,094	(1,923,094)	—
Deutsche Bank Securities, Inc.	89,889	(89,889)	—
Goldman Sachs & Co.	540,679	(540,679)	—
JP Morgan Securities LLC	3,965,436	(3,965,436)	—
Morgan Stanley & Co. LLC	1,442,218	(1,442,218)	—

	$14,848,795	$(14,848,795)	$—

Capital Appreciation
Citigroup Global Markets, Inc.	1,683,209	(1,683,209)	—
Credit Suisse Securities (USA) LLC	2,938,498	(2,938,498)	—

	$4,621,707	$(4,621,707)	$—

Global Allocation
Citigroup Global Markets, Inc.	952,121	(952,121)	—
Credit Suisse Securities (USA) LLC	34,350	(34,350)	—
Deutsche Bank Securities, Inc.	95,986	(95,986)	—
Goldman Sachs & Co.	499,045	(499,045)	—
JP Morgan Securities LLC	934,969	(934,969)	—

	$2,516,471	$(2,516,471)	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in these tables. The total cash collateral received by each Fund is disclosed in the Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

158	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

•

Swaptions — Certain Funds purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Funds’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Interest rate caps and floors — Interest rate caps and floors are entered into to gain or reduce exposure to interest rates (interest rate risk and/or other risk). Caps are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes exceed a specified rate, or “cap.” Floors are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes fall below a specified rate, or “floor.” The maximum potential amount of future payments that a Fund would be required to make under an interest rate cap would be the notional amount times the percentage increase in interest rates determined by the difference between the interest rate index current value and the value at the time the cap was entered into.

•

Foreign currency options — Certain Funds purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options — Certain Funds may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

NOTES TO FINANCIAL STATEMENTS	159

Notes to Financial Statements   (continued)

The Funds may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless to the purchaser if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when they otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that each Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Funds and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Funds and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

160	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•	Currency swaps — Currency swaps are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

Currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

•

Forward swaps — Certain Funds enter into forward interest rate swaps and forward total return swaps. In a forward swap, each Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

•

Inflation swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s variable payments based on an inflation index, such as the Consumer Price Index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Company, on behalf of its respective Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

NOTES TO FINANCIAL STATEMENTS	161

Notes to Financial Statements   (continued)

For such services, each Fund pays the Manager a monthly fee based on the percentage of the seven combined Funds’ average daily net assets at the following annual rates:

Average Daily Net Assets of the Seven Combined Funds	Investment Advisory Fees
First $250 Million	0.50%
$250 Million - $300 Million	0.45
$300 Million - $400 Million	0.40
$400 Million - $800 Million	0.35
Greater than $800 Million	0.30

The portion of the assets of a Fund to which the rate at each breakpoint level applies will be determined on a “uniform percentage” basis. The uniform percentage applicable to a breakpoint level is determined by dividing the amount of the aggregate average daily net assets of the seven combined Funds that falls within that breakpoint level by the aggregate average daily net assets of the seven combined Funds. The amount of the fee for a Fund at each breakpoint level is determined by multiplying the average daily net assets of that Fund by the uniform percentage applicable to that breakpoint level and multiplying the product by the applicable advisory fee rate.

The Manager provides investment management and other services to the Subsidiary of Global Allocation. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, Global Allocation pays the Manager based on the Fund’s net assets which includes the assets of the Subsidiary.

With respect to Balanced Capital, the Manager entered into separate sub-advisory agreements, effective October 2, 2019, with BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BRS”) (collectively, the “Sub-Advisers”), each an affiliate of the Manager. The Manager pays BIL and BRS for services they provide for that portion of Balanced Capital for which BIL and BRS, as applicable, acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by Balanced Capital to the Manager.

Distribution Fees: Each Company, on behalf of its respective Funds, entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager.

Transfer Agent: On behalf of the Funds, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Funds with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to underlying investor accounts. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the year ended December 31, 2019, the Funds did not pay any amounts to affiliates in return for these services.

Expense Limitations, Waivers and Reimbursements: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with Government Money Market’s investments in other affiliated investment companies, if any. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2019, the amounts waived were as follows:

Advantage Large Cap Core	$1,189
Balanced Capital	8,823
Capital Appreciation	744
Global Allocation	665
High Yield	398
U.S. Government Bond	1,224

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets (other than Government Money Market) invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2019, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

Balanced Capital	$245
Global Allocation	2,102

162	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

For the year ended December 31, 2019, the Funds reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

Advantage Large Cap Core	$2,216
Balanced Capital	6,045
Capital Appreciation	2,338
Global Allocation	2,201
Government Money Market	1,712
High Yield	375
U.S. Government Bond	696

The Manager has contractually agreed to reimburse certain transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Advantage Large Cap Core	0.04%
Balanced Capital	0.04
Capital Appreciation	0.04
Global Allocation	0.04
Government Money Market	0.02
High Yield	0.05
U.S. Government Bond	0.05

The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to April 30, 2020. The contractual agreement may be terminated, with respect to each Fund, upon 90 days’ notice by a majority of the Independent Directors of the Funds, or by a vote of a majority of the outstanding voting securities of a Fund.

These amounts waived and/or reimbursed are included in transfer agent fees waived and/or reimbursed in the Statements of Operations. For the year ended December 31, 2019, class specific expense waivers and/or reimbursement are as follows:

Advantage Large Cap Core	$166,976
Balanced Capital	484,108
Capital Appreciation	176,617
Global Allocation	187,985
Government Money Market	142,969
High Yield	27,129
U.S. Government Bond	51,182

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Advantage Large Cap Core	0.50%
Balanced Capital	0.50
Capital Appreciation	0.57
Global Allocation	0.57
Government Money Market	0.50
High Yield	0.50
U.S. Government Bond	0.50

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2020. The contractual agreement may be terminated, with respect to each Fund, upon 90 days’ notice by a majority of the Independent Directors of the Funds, or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended December 31, 2019, the following amounts are included in fees waived and/or reimbursed by the Manager and transfer agent fees waived and/or reimbursed in the Statements of Operations:

Fees Waived and/or Reimbursed By the Manager
Advantage Large Cap Core	$101
Global Allocation	136,656
Government Money Market	1,961
High Yield	154,166
U.S. Government Bond	164,850

NOTES TO FINANCIAL STATEMENTS	163

Notes to Financial Statements   (continued)

Transfer Agent Fees Waived and/ or Reimbursed
Advantage Large Cap Core	$15,708
Balanced Capital	7,984
Global Allocation	72,390
Government Money Market	3,306
High Yield	15,053
U.S. Government Bond	27,532

The Manager voluntarily agreed to waive a portion of its management fees and/or reimburse operating expenses to enable Government Money Market to maintain minimum levels of daily net investment income, if applicable. For the year ended December 31, 2019, there were no fees waived and/or reimbursed by the Manager under this agreement. The Manager may discontinue the waiver or reimbursement at any time.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, Advantage Large Cap Core, Balanced Capital and Capital Appreciation retain 73.5% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, Advantage Large Cap Core, Balanced Capital and Capital Appreciation, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Pursuant to the current securities lending agreement, Global Allocation, Government Money Market, High Yield and U.S. Government Bond retain 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset or Fixed-Income Complexes, as applicable, in a calendar year exceeds a specified threshold, Global Allocation, Government Money Market, High Yield and U.S. Government Bond, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended December 31, 2019, each Fund paid BIM the following amounts for securities lending agent services:

Advantage Large Cap Core	$7,616
Balanced Capital	13,961
Capital Appreciation	3,851
Global Allocation	1,977

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Boards.

During the year ended December 31, 2019, the Funds did not participate in the Interfund Lending Program.

164	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

Directors and Officers: Certain directors and/or officers of the Companies are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Companies’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended December 31, 2019, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain (Loss)
Balanced Capital	$147,127	$67,339	$2,710
Capital Appreciation	62,390	—	—
High Yield	54,412	—	—

7.	PURCHASES AND SALES

For the year ended December 31, 2019, purchases and sales of investments, including mortgage dollar rolls and paydowns and excluding short-term securities, were as follows:

	Advantage Large Cap Core	Balanced Capital	Capital Appreciation	Global Allocation	High Yield	U.S. Government Bond
Purchases
Non-U.S. Government Securities	$232,392,982	$1,497,574,222	$77,803,059	$148,596,530	$23,996,266	$354,717,869
U.S. Government Securities	—	74,064,413	—	191,770,330	—	60,936,101

	$232,392,982	$1,571,638,635	$77,803,059	$340,366,860	$23,996,266	$415,653,970

Sales
Non-U.S. Government Securities	$246,421,701	$1,519,738,857	$92,873,933	$150,552,128	$21,752,863	$349,576,762
U.S. Government Securities	—	60,136,498	—	215,448,988	—	60,631,716

	$246,421,701	$1,579,875,355	$92,873,933	$366,001,116	$21,752,863	$410,208,478

For the year ended December 31, 2019, purchases and sales related to mortgage dollar rolls were as follows:

	Balanced Capital	U.S. Government Bond
Purchases	$448,876,080	$145,343,973
Sales	448,851,442	145,456,434

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required, except with respect to any taxes related to the Subsidiary.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of December 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to investment in wholly owned subsidiaries and the classification of investments, were reclassified to the following accounts:

	Global Allocation	High Yield
Paid-in capital	$117,023	(64)
Accumulated earnings (losses)	(117,023)	64

NOTES TO FINANCIAL STATEMENTS	165

Notes to Financial Statements   (continued)

The tax character of distributions paid was as follows:

	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total
Advantage Large Cap Core
12/31/19	$3,492,185	$8,360,006	$—	$11,852,191
12/31/18	15,692,629	8,044,087	—	23,736,716
Balanced Capital
12/31/19	18,152,149	16,827,678	—	34,979,827
12/31/18	30,251,389	12,613,658	—	42,865,047
Capital Appreciation
12/31/19	184,784	20,827,877	—	21,012,661
12/31/18	1,372,000	18,264,188	—	19,636,188
Global Allocation
12/31/19	6,673,519	1,480,755	—	8,154,274
12/31/18	5,546,837	6,774,163	—	12,321,000
Government Money Market
12/31/19	2,123,664	—	—	2,123,664
12/31/18	1,777,250	—	—	1,777,250
High Yield
12/31/19	1,741,887	—	—	1,741,887
12/31/18	1,697,206	—	8,797	1,706,003
U.S. Government Bond
12/31/19	1,423,246	—	—	1,423,246
12/31/18	1,565,228	—	—	1,565,228

As of period end, the tax components of accumulated earnings (losses) were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Total
Advantage Large Cap Core	$1,264,355	$863,038	$—	$20,950,216	$23,077,609
Balanced Capital	1,220,685	1,766,153	—	36,107,682	39,094,520
Capital Appreciation	64,019	1,671,887	—	64,952,286	66,688,192
Global Allocation	322,116	1,795,695	—	15,119,093	17,236,904
Government Money Market	3,318	—	—	—	3,318
High Yield	—	—	(2,206,579)	773,287	(1,433,292)
U.S. Government Bond	46,613	—	(2,695,521)	1,112,091	(1,536,817)

(a)	Amount available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and straddles, amortization and accretion methods of premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains (losses) on certain futures, options and foreign currency contracts, the timing and recognition of partnership income, the accounting for swap agreements, and the classification of investments.

During the year ended December 31, 2019, the Fund listed below utilized the following amount of its respective capital loss carryforward:

U.S. Government Bond
Amount utilized	$451,184

As of December 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	Advantage Large Cap Core	Balanced Capital	Capital Appreciation	Global Allocation	High Yield	U.S. Government Bond

Tax cost	$175,949,525	$527,649,992	$135,900,437	$177,135,445	$29,746,161	$77,668,098

Gross unrealized appreciation	$22,293,435	$39,539,609	$65,656,891	$20,751,401	$1,299,731	$1,742,448
Gross unrealized depreciation	(1,419,200)	(3,461,677)	(777,339)	(5,308,552)	(396,037)	(627,506)

Net unrealized appreciation	$20,874,235	$36,077,932	$64,879,552	$15,442,849	$903,694	$1,114,942

166	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

9.	BANK BORROWINGS

The Companies, on behalf of the Funds (except for Government Money Market), along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), are party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2019, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Certain obligations held by Government Money Market have a credit enhancement or liquidity feature that may, under certain circumstances, provide for repayment of principal and interest on the obligation when due. These enhancements, which may include letters of credit, stand-by bond purchase agreements and/or third party insurance, are issued by financial institutions. The value of the obligations may be affected by changes in creditworthiness of the entities that provide the credit enhancements or liquidity features. Government Money Market monitors its exposure by reviewing the creditworthiness of the issuers, as well as the financial institutions issuing the credit enhancements and by limiting the amount of holdings with credit enhancements from one financial institution.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that they believe the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

NOTES TO FINANCIAL STATEMENTS	167

Notes to Financial Statements   (continued)

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent each Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: As of period end, Capital Appreciation invested a significant portion of its assets in securities in the Information Technology sector. Changes in economic conditions affecting such sector would have a greater impact on Capital Appreciation and could affect the value, income and/or liquidity of positions in such securities.

Certain Funds may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid than, and have more volatile prices than, higher quality securities.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Certain Funds invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedules of Investments. Changes in economic conditions, including delinquencies and/ or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares were as follows:

	Year Ended 12/31/19		Year Ended 12/31/18
	Shares	Amount	Shares	Amount
Advantage Large Cap Core
Shares sold	66,878	$1,469,715	99,043	$2,482,951
Shares issued in reinvestment of distributions	501,554	11,852,191	1,179,759	23,736,716
Shares redeemed	(832,213)	(19,085,077)	(825,637)	(20,781,276)

Net increase (decrease)	(263,781)	$(5,763,171)	453,165	$5,438,391

Balanced Capital
Shares sold	132,621	$2,069,462	334,548	$5,391,449
Shares issued in reinvestment of distributions	2,208,322	34,979,827	3,015,997	42,865,047
Shares redeemed	(3,218,758)	(50,591,392)	(3,241,325)	(52,133,796)

Net increase (decrease)	(877,815)	$(13,542,103)	109,220	$(3,877,300)

Capital Appreciation
Shares sold	56,224	$2,303,761	146,630	$6,537,756
Shares issued in reinvestment of distributions	490,562	21,012,661	528,706	19,636,188
Shares redeemed	(476,802)	(20,570,216)	(440,896)	(19,790,990)

Net increase.	69,984	$2,746,206	234,440	$6,382,954

Global Allocation
Shares sold	166,976	$2,557,633	254,002	$4,146,671
Shares issued in reinvestment of distributions	511,283	8,154,274	839,563	12,321,000
Shares redeemed	(1,352,496)	(20,894,767)	(1,729,560)	(27,841,331)

Net decrease	(674,237)	$(10,182,860)	(635,995)	$(11,373,660)

168	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

	Year Ended 12/31/19		Year Ended 12/31/18
	Shares	Amount	Shares	Amount
Government Money Market
Shares sold	53,468,807	$53,468,807	99,118,478	$99,118,478
Shares issued in reinvestment of distributions	2,119,850	2,119,850	1,777,250	1,777,250
Shares redeemed	(74,497,431)	(74,497,431)	(76,835,254)	(76,835,254)

Net increase (decrease)	(18,908,774)	$(18,908,774)	24,060,474	$24,060,474

High Yield
Shares sold	663,278	$3,476,409	534,177	$2,855,921
Shares issued in reinvestment of distributions	327,898	1,733,975	322,100	1,715,158
Shares redeemed	(761,839)	(4,045,309)	(1,340,521)	(7,115,994)

Net increase (decrease)	229,337	$1,165,075	(484,244)	$(2,544,915)

U.S. Government Bond
Shares sold	463,896	$5,048,514	764,341	$8,076,002
Shares issued in reinvestment of distributions	131,942	1,430,787	145,821	1,539,514
Shares redeemed	(757,229)	(8,239,076)	(866,836)	(9,143,433)

Net increase (decrease)	(161,391)	$(1,759,775)	43,326	$472,083

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	169

Report of Independent Registered Public Accounting Firm

To the Shareholders of the BlackRock Advantage Large Cap Core Portfolio, BlackRock Balanced Capital Portfolio, BlackRock Capital Appreciation Portfolio, BlackRock Global Allocation Portfolio, BlackRock Government Money Market Portfolio, BlackRock High Yield Portfolio, and BlackRock U.S. Government Bond Portfolio, and the Board of Directors of BlackRock Series Fund, Inc. and BlackRock Series Fund II, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of BlackRock Global Allocation Portfolio of BlackRock Series Fund, Inc. and subsidiary, including the consolidated schedule of investments, as of December 31, 2019, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. We have also audited the accompanying statements of assets and liabilities of BlackRock Advantage Large Cap Core Portfolio, BlackRock Balanced Capital Portfolio, BlackRock Capital Appreciation Portfolio, and BlackRock Government Money Market Portfolio of BlackRock Series Fund, Inc., and of BlackRock High Yield Portfolio and BlackRock U.S. Government Bond Portfolio of BlackRock Series Fund II, Inc., (collectively with BlackRock Global Allocation Portfolio, the “Funds”), including the schedules of investments, as of December 31, 2019, the related statements of operations (and the statement of cash flows for the Blackrock U.S. Government Bond Portfolio) for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2019, and the results of their operations (and BlackRock U.S. Government Bond Portfolio’s cash flows) for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian, agent banks, and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 14, 2020

We have served as the auditor of one or more BlackRock investment companies since 1992.

170	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Sub-Advisory Agreements

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Series Fund, Inc. (the “Corporation”) met in person on September 17-19, 2019 (the “Meeting”) to consider the initial approval of (i) the proposed sub-advisory agreement (the “BIL Sub-Advisory Agreement”) between BlackRock Advisors, LLC (the “Manager”), the Corporation’s investment adviser, and BlackRock International Limited (“BIL”), with respect to BlackRock Balanced Capital Portfolio (the “Fund”), a series of the Corporation and (ii) the proposed sub-advisory agreement (the “BSL Sub-Advisory Agreement,” and together with the BIL Sub-Advisory Agreement, the “Sub-Advisory Agreements”) between the Manager and BlackRock (Singapore) Limited (“BSL,” and together with BIL, the “Sub-Advisors”) with respect to the Fund.

On the date of the Meeting, the Board consisted of fifteen individuals, thirteen of whom were not “interested persons” of the Corporation or the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). Consistent with the requirements of the 1940 Act, the Board considers the initial approval of the Sub-Advisory Agreements.

At the Meeting, the Board reviewed materials relating to its consideration of each Sub-Advisory Agreement. The Board previously met in person on April 17, 2019 (the “April 2019 Meeting”) and on May 14-15, 2019 (the “May 2019 Meeting”) to consider the approval of the continuation of the Corporation’s investment advisory agreement (the “Advisory Agreement”) with the Manager on behalf of the Fund. At the May 2019 Meeting, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement with respect to the Fund for a one-year term ending June 30, 2020. A discussion of the basis for the Board’s approval of the Advisory Agreement at the May 2019 Meeting is included in the semi-annual shareholder report for the Fund for the period ended June 30, 2019. The factors considered by the Board at the September 2019 Meeting in connection with approval of the proposed Sub-Advisory Agreements were substantially the same as the factors considered at the May 2019 Meeting with respect to approval of the Advisory Agreement.

Following discussion, the Board, including the Independent Board Members, unanimously approved each of the BIL Sub-Advisory Agreement and the BSL Sub-Advisory Agreement, each with respect to the Fund, and each for a two-year term beginning on the effective date of the pertinent Sub-Advisory Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of each Sub-Advisory Agreement were fair and reasonable and in the best interest of the Fund, as pertinent, and its shareholders. In arriving at its decision to approve each Sub-Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT SUB-ADVISORY AGREEMENTS	171

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Directors (the “Board”) of BlackRock Series Fund, Inc., on behalf of BlackRock Advantage Large Cap Core Portfolio, BlackRock Balanced Capital Portfolio, BlackRock Capital Appreciation Portfolio and BlackRock Global Allocation Portfolio, met on November 12-13, 2019 and the Board of BlackRock Series Fund II, Inc., on behalf of BlackRock High Yield Portfolio and BlackRock U.S. Government Bond Portfolio, met on November 14-15, 2019 (together, the “Meeting”) to review the liquidity risk management program (the “Program”) applicable to the BlackRock open-end funds, excluding money market funds (each, a “Fund”), pursuant to the Liquidity Rule. The Board has appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain Funds, as the program administrator for each Fund’s Program, as applicable. BlackRock has delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the operation of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from December 1, 2018 through September 30, 2019 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also described BlackRock’s methodology in establishing a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

A. The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a Fund participated in borrowings for investment purposes (such as tender option bonds and reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a Fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

B. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed historical net redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

C. Holdings of cash and cash equivalents, as well as borrowing arrangements: The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio and BlackRock Credit Strategies Income Fund, each a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

172	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

BlackRock Series Funds, Inc.

Independent Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Mark Stalnecker 1951	Chair of the Board and Director (Since 2019)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	37 RICs consisting of 177 Portfolios	None
Bruce R. Bond 1946	Director (Since 2007)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	37 RICs consisting of 177 Portfolios	None
Susan J. Carter 1956	Director (Since 2019)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Common fund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member,Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017.	37 RICs consisting of 177 Portfolios	None
Collette Chilton 1958	Director (Since 2019)	Chief Investment Officer,Williams College since 2006; Chief Investment Officer,Lucent Asset Management Corporation from 1998 to 2006.	37 RICs consisting of 177 Portfolios	None
Neil A. Cotty 1954	Director (Since 2019)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004,Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	37 RICs consisting of 177 Portfolios	None
Lena G. Goldberg 1949	Director (Since 2016)	Senior Lecturer,Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory,Inc. since 2013; FMR LLC/ Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President -Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner,Sullivan &Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	37 RICs consisting of 177 Portfolios	None
Robert M. Hernandez 1944	Director (Since 2007)	Director,Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director and non-executive Chairman, RTI International Metals, Inc. from 1990 to 2015; Director,TE Connectivity (electronics) from 2006 to 2012.	37 RICs consisting of 177 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company

DIRECTOR AND OFFICER INFORMATION	173

Director and Officer Information  (continued)

Independent Directors (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Henry R. Keizer 1956	Director (Since 2016)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	37 RICs consisting of 177 Portfolios	Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 until 2015; Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems)
Cynthia A. Montgomery 1952	Director (Since 2019)	Professor, Harvard Business School since 1989.	37 RICs consisting of 177 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Donald C. Opatrny 1952	Director (Since 2015)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2018; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018.	37 RICs consisting of 177 Portfolios	None
Joseph P. Platt 1947	Director (Since 2019)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for- profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	37 RICs consisting of 177 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Kenneth L. Urish 1951	Director (Since 2019)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	37 RICs consisting of 177 Portfolios	None
Claire A. Walton 1957	Director (Since 2019)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	37 RICs consisting of 177 Portfolios	None

174	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (continued)

Interested Directors (a)(d)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Director (Since 2015)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	123 RICs consisting of 287 Portfolios	None
John M. Perlowski (e) 1964	Director (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	124 RICs consisting of 288 Portfolios	None
(a)	The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)

Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Company’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the 1940 Act, serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Company’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. In addition, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Director joined the Board, certain Independent Directors first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Susan J. Carter, 2016; Collette Chilton, 2015; Neil A. Cotty, 2016; Robert M. Hernandez, 1996; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Mark Stalnecker, 2015; Kenneth L. Urish, 1999; Claire A. Walton, 2016.

(d)

Mr.Fairbairn and Mr.Perlowski are both “interested persons,” as defined in the 1940 Act, of the Company based on their positions with BlackRock, Inc. and its affiliates. Mr.Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)	Mr.Perlowski is also a trustee of the BlackRock Credit Strategies Fund.

DIRECTOR AND OFFICER INFORMATION	175

Director and Officer Information  (continued)

Officers Who Are Not Directors (a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Development and Oversight for BlackRock’s Strategic Product Management Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds since 2019; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.
Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)	Officers of the Company serve at the pleasure of the Board.

Effective September 19, 2019, Lisa Belle replaced John MacKessy as the Anti-Money Laundering Compliance Officer of the Company.

Effective September 19, 2019, Janey Ahn replaced Benjamin Archibald as the Secretary of the Company.

Effective December 31, 2019, Robert M. Hernandez retired as Director of the Company.

Investment Adviser and Administrator

BlackRock Advisors, LLC Wilmington, DE 19809

Sub-Advisers(a)

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

BlackRock (Singapore) Limited

079912 Singapore

Accounting Agent

JPMorgan Chase Bank, N.A.

New York, NY 10179

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodians

JPMorgan Chase Bank, N.A.(b)

New York, NY 10179

Brown Brothers Harriman & Co.(c)

Boston, MA 02109

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For BlackRock Balanced Capital Portfolio.
(b)	For all Funds except BlackRock Global Allocation Portfolio.
(c)	For BlackRock Global Allocation Portfolio.

176	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

BlackRock Series Funds II, Inc.

Independent Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Richard E. Cavanagh 1946	Co-Chair of the Board and Director (Since 2019)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	86 RICs consisting of 110 Portfolios	None
Karen P. Robards 1950	Co-Chair of the Board and Director (Since 2019)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	86 RICs consisting of 110 Portfolios	Greenhill &Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017
Michael J. Castellano 1946	Director (Since 2019)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	86 RICs consisting of 110 Portfolios	None
Cynthia L. Egan 1955	Director (Since 2019)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	86 RICs consisting of 110 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi (d) 1948	Director (Since 2019)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011.	87 RICs consisting of 111 Portfolios	None
Henry Gabbay 1947	Director (Since 2007)	Board Member, BlackRock Equity-Bond Board from 2007 to 2018; Board Member, BlackRock Equity-Liquidity and BlackRock Closed-End Fund Boards from 2007 through 2014; Consultant, BlackRock, Inc. from2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	86 RICs consisting of 110 Portfolios	None
R. Glenn Hubbard 1958	Director (Since 2019)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	86 RICs consisting of 110 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014

DIRECTOR AND OFFICER INFORMATION	177

Director and Officer Information  (continued)

Independent Directors (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
W. Carl Kester (d) 1951	Director (Since 2019)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	87 RICs consisting of 111 Portfolios	None
Catherine A. Lynch (d) 1961	Director (Since 2019)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	87 RICs consisting of 111 Portfolios	None

Interested Directors (a)(e)
Robert Fairbairn 1965	Director (Since 2015)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	123 RICs consisting of 287 Portfolios	None
John M. Perlowski (d) 1964	Director (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	124 RICs consisting of 288 Portfolios	None

(a)	The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)

Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998. Certain other Independent Directors became members of the boards of the closed-end funds in the Fixed-Income Complex as follows: Michael J. Castellano, 2011; Cynthia L. Egan, 2016; and Catherine A. Lynch, 2016.

(d)	Dr. Fabozzi, Dr. Kester,Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund.
(e)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Company based on their positions with BlackRock, Inc. and its affiliates. Mr.Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

178	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information  (continued)

Officers Who Are Not Directors (a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Development and Oversight for BlackRock’s Strategic Product Management Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds since 2019; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.
Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)	Officers of the Company serve at the pleasure of the Board.

Further information about the Company’s Directors and Officers is available in the Company’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective September 4, 2019, Janey Ahn replaced Benjamin Archibald as the Secretary of the Company.

Effective September 5, 2019, Lisa Belle replaced John MacKessy as the Anti-Money Laundering Compliance Officer of the Company.

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent

JPMorgan Chase Bank, N.A.

New York, NY 10179

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

JPMorgan Chase Bank, N.A.

New York, NY 10179

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

DIRECTOR AND OFFICER INFORMATION	179

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds (except BlackRock Government Money Market Portfolio) file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at sec.gov. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

The BlackRock Government Money Market Portfolio files its complete schedule of portfolio holdings with the SEC each month on Form N-MFP. The Fund’s reports on Form N-MFP are available on the SEC’s website at sec.gov. The Fund makes portfolio holdings available to shareholders on its website at blackrock.com.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com/prospectus/insurance; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com/prospectus/insurance or by calling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

180	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary,on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	181

Glossary of Terms Used in this Report

Currency

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CLP	Chilean Peso

CNH	Chinese Yuan Offshore

CNY	Chinese Yuan

COP	Colombian Peso

EGP	Egyptian Pound

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

IDR	Indonesian Rupiah

INR	Indian Rupee

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

NGN	Nigerian Naira

NOK	Norwegian Krone

NZD	New Zealand Dollar

RUB	New Russian Ruble

SGD	Singapore Dollar

TRY	Turkish Lira

TWD	Taiwan New Dollar

USD	United States Dollar

ZAR	South African Rand

Portfolio Abbreviations

ABS	Asset-Backed Security

ADR	American Depositary Receipts

BA	Canadian Bankers Acceptances

BZDIOVER	Overnight Brazil CETIP — Interbank Rate

CLO	Collateralized Loan Obligation

CSMC	Credit Suisse Mortgage Capital

CVA	Certification Van Aandelon (Dutch Certificate)

CWABS	Countrywide Asset-Backed Certificates

DAC	Designated Activity Company

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

GO	General Obligation Bonds

LIBOR	London Interbank Offered Rate

MSCI	Morgan Stanley Capital International

MXIBTIIE	Mexico Interbank TIIE 28-Day

NASDAQ	National Association of Securities Dealers Automated

NYRS	New York Registered Shares

OTC	Over-the-counter

PCL	Public Company Limited

PIK	Payment-In-Kind

RB	Revenue Bonds

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

SOFR	Secured Overnight Financing Rate

SPDR	Standard & Poor’s Depositary Receipts

TBA	To-be-announced

VRDN	Variable Rate Demand Notes

182	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Want to know more?

blackrock.com    |     877-275-1255 (1-877-ASK-1BLK)

This report is authorized for distribution only to Policy owners of certain variable life insurance policies, which are funded by shares of BlackRock Series Fund, Inc. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund or the policies. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information used throughout this report does not include insurance-related fees and expenses. An investment in BlackRock Government Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. BlackRock Government Money Market Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio. Total return information assumes reinvestment of all distributions. Current performance may be higher or lower than the performance data quoted. For current month-end performance, call (800) 626-1960. BlackRock Government Money Market Portfolio’s current 7-day yield more closely reflects the current earnings of the Portfolio than the total returns quoted. Although BlackRock Government Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so and it is possible to lose money by investing in the Portfolio. Statements and other information herein are as dated and are subject to change. Please see the Fund’s prospectus for a description of risks associated with global investments.

Series8-12/19-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

Henry Gabbay

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that Karen P. Robards qualifies as an audit committee financial expert pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End

BlackRock High Yield Portfolio	$30,192	$30,192	$38	$0	$10,100	$10,100	$0	$0
BlackRock U.S. Government Bond Portfolio	$39,474	$39,474	$38	$0	$15,400	$15,400	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,050,500	$2,274,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,050,500 and $2,274,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock High Yield Portfolio	$10,138	$10,100
BlackRock U.S. Government Bond Portfolio	$15,438	$15,400

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,050,500	$2,274,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –   Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9  –  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –  Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –  Controls and Procedures

(a) –  The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) –  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to the registrant.

Item  13  – Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Series Fund II, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Series Fund II, Inc.

Date: February 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Series Fund II, Inc.

Date: February 28, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Series Fund II, Inc.

Date: February 28, 2020